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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor

11 Greenway Plaza,

Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2014

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMFR-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. American Franchise Fund had positive returns, but trailed its style-specific benchmark, the Russell 1000 Growth Index. The Fund outperformed its style-specific index in a number of sectors including the consumer discretionary and health care sectors, but underperformed in the telecommunication services and industrials sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	8.44%
Series II Shares	8.17
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 1000 Growth Index‚ (Style-Specific Index)	13.05
Lipper VUF Large-Cap Growth Funds Index■ (Peer Group Index)	9.89

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    In this environment, the Fund did well, posting positive returns, although under-performing its style-specific benchmark. The Fund outperformed its style-specific index in a number of sectors due to positive stock selection decisions, especially in the consumer discretionary and health care sectors. However, underperformance in the telecommunication services and industrials sectors offset the positive effects from other sectors.

    In the telecommunication services sector, underperformance resulted from the impact of Sprint, the largest detractor from Fund performance during the year. Speculation about a strategic merger had been building enthusiasm in the stock for a while, but during the year, merger efforts were put on hold, which disappointed investors. Additionally, company management restructured pricing to make it easier for users to understand and offered incentives to attract new subscribers, both of which negatively impacted near-term revenues for the company.

    In the industrials sector, engineering and construction company Jacobs Engineering Group reported disappointing mid-year results, including the write-off of certain European projects it had acquired through the purchase of another company. Later in the year, the company came under pressure as the fall in global oil prices caused investors to question the viability of a petrochemical build-out cycle from which it would presumably benefit. This build-out cycle depends on the US remaining among the lowest cost natural gas and oil producers, and the recent volatility across energy markets caused projects to be delayed as of the end of the reporting period, until there is further clarity. Jacobs Engineering was sold during the reporting period. Fluor, another engineering and construction company, also reported disappointing growth, which did not meet investor expectations and hurt Fund performance. We sold our position in Fluor during the year.

    The Fund outperformed its style-specific benchmark by the widest margin in the consumer discretionary sector driven by positive stock selection decisions. Lowe’s reported continued growth in revenues and earnings throughout the year as well as a favorable outlook for future growth. The company also benefited from the expectation that lower gas prices will act as a tax-cut for consumers and stimulate spending. Dish Network was another contributor to Fund performance, benefiting from solid subscriber growth and industry consolidation. In addition, the market showed a growing appreciation of

Portfolio Composition
By sector

Information Technology	32.3%
Consumer Discretionary	24.6
Health Care	18.6
Industrials	7.7
Financials	5.0
Energy	4.8
Consumer Staples	3.3
Materials	2.5
Telecommunication Services	1.0
Money Market Funds
Plus Other Assets Less Liabilities	0.2

Top 10 Equity Holdings*

1. Facebook Inc.-Class A	5.9%
2. Apple Inc.	4.4
3. DISH Network Corp.-Class A	4.0
4. MasterCard, Inc.-Class A	3.6
5. Celgene Corp.	3.4
6. Lowe's Cos., Inc.	3.4
7. Time Warner Cable Inc.	2.9
8. Google Inc.-Class A	2.6
9. Carnival Corp.	2.6
10. salesforce.com, Inc.	2.5

Top Five Industries*

1. Biotechnology	11.9%
2. Internet Software & Services	11.1
3. Cable & Satellite	7.9
4. Pharmaceuticals	4.4
5. Technology Hardware, Storage & Peripherals	4.4

Total Net Assets	$741.1 million

Total Number of Holdings*	73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

Invesco V.I. American Franchise Fund

the value of Dish’s downlink-focused wireless spectrum assets, especially in light of a government spectrum auction at year-end, when prices quickly escalated beyond expectations.

    In the health care sector, one of the strongest contributors to Fund performance was Gilead Sciences whose launch of Sovaldi as an effective treatment for the hepatitis C virus was an enormous success. Another contributor during the reporting period was biotechnology company Celgene, which had positive developments in its cancer treatment pipeline and benefited from favorable resolution to an intellectual property hearing.

    Fund positioning at year-end included a significant underweight position in the consumer staples sector relative to the Fund’s style-specific benchmark. Stock valuations in the sector appeared elevated relative to growth prospects and more attractive stable-growth stocks were available in other sectors, especially certain stocks in the consumer discretionary and health care sectors.

    As we’ve discussed, the stock market experienced significant positive performance during the reporting period. However, stocks remained volatile and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco V.I. American Franchise Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. American
Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio Manager, is manager of Invesco V.I. American Franchise Fund. He joined Invesco in 2010.
Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

Invesco V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (7/3/95)	9.24%
10 Years	7.89
5 Years	14.21
1 Year	8.44

Series II Shares
Inception (9/18/00)	0.06%
10 Years	7.62
5 Years	13.93
1 Year	8.17

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect

Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.96% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. American Franchise Fund

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Franchise Fund

Schedule of Investment(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–99.76%
Aerospace & Defense–2.04%
Honeywell International Inc.	113,600	$11,350,912
Raytheon Co.	34,884	3,773,402
		15,124,314

Agricultural Products–0.62%
Archer-Daniels-Midland Co.	88,789	4,617,028

Airlines–0.95%
Southwest Airlines Co.	166,450	7,044,164

Apparel, Accessories & Luxury Goods–1.34%
Michael Kors Holdings Ltd.(b)	132,465	9,948,121

Application Software–2.99%
salesforce.com, inc.(b)	305,823	18,138,362
Splunk Inc.(b)	68,547	4,040,846
		22,179,208

Asset Management & Custody Banks–1.62%
Ameriprise Financial, Inc.	90,782	12,005,919

Biotechnology–11.85%
Alkermes PLC(b)	239,800	14,042,688
Amgen Inc.	104,017	16,568,868
Biogen Idec Inc.(b)	37,378	12,687,962
Celgene Corp.(b)	226,850	25,375,441
Gilead Sciences, Inc.(b)	170,710	16,091,125
Vertex Pharmaceuticals Inc.(b)	25,545	3,034,746
		87,800,830

Brewers–0.73%
Anheuser-Busch InBev N.V.–ADR (Belgium)	48,029	5,394,617

Cable & Satellite–7.87%
Comcast Corp.–Class A	120,940	7,015,729
DISH Network Corp.–Class A(b)	407,021	29,667,761
Time Warner Cable Inc.	142,410	21,654,865
		58,338,355

Communications Equipment–2.20%
F5 Networks, Inc.(b)	46,474	6,063,230
Palo Alto Networks, Inc.(b)	52,561	6,442,402
QUALCOMM, Inc.	51,473	3,825,988
		16,331,620

Construction & Engineering–1.07%
Quanta Services, Inc.(b)	278,135	7,896,253

Construction Materials–0.69%
Martin Marietta Materials, Inc.	46,474	5,127,012

Consumer Electronics–1.22%
Harman International Industries, Inc.	84,853	9,054,664

	Shares	Value
Data Processing & Outsourced Services–4.15%
Alliance Data Systems Corp.(b)	13,112	$3,750,688
MasterCard, Inc.–Class A	313,163	26,982,124
		30,732,812

Diversified Chemicals–0.91%
Dow Chemical Co. (The)	148,569	6,776,232

Drug Retail–1.22%
CVS Health Corp.	93,902	9,043,702

Fertilizers & Agricultural Chemicals–0.87%
Monsanto Co.	53,763	6,423,065

General Merchandise Stores–0.48%
Dollar General Corp.(b)	49,792	3,520,294

Health Care Distributors–0.86%
McKesson Corp.	30,552	6,341,984

Health Care Facilities–0.44%
HCA Holdings, Inc.(b)	44,535	3,268,424

Home Entertainment Software–0.23%
Activision Blizzard, Inc.	84,815	1,709,022

Home Improvement Retail–3.38%
Lowe’s Cos., Inc.	364,594	25,084,067

Hotels, Resorts & Cruise Lines–3.13%
Carnival Corp.	421,150	19,090,729
Royal Caribbean Cruises Ltd.	50,197	4,137,739
		23,228,468

Household Appliances–1.44%
Whirlpool Corp.	55,274	10,708,785

Industrial Conglomerates–1.12%
Danaher Corp.	26,223	2,247,573
Roper Industries, Inc.	38,742	6,057,312
		8,304,885

Industrial Machinery–0.96%
Flowserve Corp.	118,612	7,096,556

Insurance Brokers–0.74%
Aon PLC	57,930	5,493,502

Internet Retail–3.44%
Amazon.com, Inc.(b)	35,979	11,166,083
Priceline Group Inc. (The)(b)	12,534	14,291,392
		25,457,475

Internet Software & Services–11.07%
Alibaba Group Holding Ltd.–ADR (China)(b)	64,922	6,747,993
Baidu, Inc.–ADR (China)(b)	18,725	4,268,738
Facebook Inc.–Class A(b)	562,427	43,880,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
Internet Software & Services–(continued)
Google Inc.–Class A(b)	36,002	$19,104,821
Google Inc.–Class C(b)	15,203	8,002,859
		82,004,966

Investment Banking & Brokerage–1.65%
Morgan Stanley	314,940	12,219,672

Life Sciences Tools & Services–1.03%
Thermo Fisher Scientific, Inc.	61,042	7,647,952

Movies & Entertainment–1.50%
Twenty-First Century Fox, Inc.–Class A	167,583	6,436,025
Walt Disney Co. (The)	49,515	4,663,818
		11,099,843

Oil & Gas Equipment & Services–0.51%
Baker Hughes Inc.	67,535	3,786,687

Oil & Gas Exploration & Production–3.36%
Anadarko Petroleum Corp.	182,199	15,031,418
Devon Energy Corp.	68,344	4,183,336
Pioneer Natural Resources Co.	38,119	5,674,013
		24,888,767

Oil & Gas Storage & Transportation–0.90%
Kinder Morgan Inc.	157,877	6,679,776

Pharmaceuticals–4.41%
AbbVie Inc.	149,228	9,765,480
Actavis PLC(b)	60,763	15,641,004
Bristol-Myers Squibb Co.	123,178	7,271,197
		32,677,681

Railroads–1.62%
Canadian Pacific Railway Ltd. (Canada)(c)	35,991	6,935,106
Union Pacific Corp.	42,346	5,044,679
		11,979,785

Restaurants–0.75%
Starbucks Corp.	68,020	5,581,041

Semiconductor Equipment–0.62%
Applied Materials, Inc.	185,267	4,616,854

	Shares	Value
Semiconductors–3.89%
Micron Technology, Inc.(b)	358,642	$12,556,057
NXP Semiconductors N.V. (Netherlands)(b)	212,948	16,269,227
		28,825,284

Soft Drinks–0.75%
Monster Beverage Corp.(b)	51,278	5,555,971

Specialized REIT’s–1.00%
American Tower Corp.	75,200	7,433,520

Systems Software–2.80%
Check Point Software Technologies Ltd. (Israel)(b)	61,207	4,809,034
ServiceNow, Inc.(b)	178,306	12,098,062
VMware, Inc.–Class A(b)	46,132	3,806,813
		20,713,909

Technology Hardware, Storage & Peripherals–4.37%
Apple Inc.	293,401	32,385,602

Wireless Telecommunication Services–0.97%
Sprint Corp.(b)	1,725,632	7,161,373
Total Common Stocks & Other Equity Interests (Cost $502,593,902)		739,310,061

Money Market Funds–0.32%
Liquid Assets Portfolio–Institutional Class(d)	1,192,579	1,192,579
Premier Portfolio–Institutional Class(d)	1,192,579	1,192,579
Total Money Market Funds (Cost $2,385,158)		2,385,158
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.08% (Cost $504,979,060)		741,695,219

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.74%
Liquid Assets Portfolio–Institutional Class (Cost $5,459,880)(d)(e)	5,459,880	5,459,880
TOTAL INVESTMENTS–100.82% (Cost $510,438,940)		747,155,099
OTHER ASSETS LESS LIABILITIES–(0.82)%		(6,084,892)
NET ASSETS–100.00%		$741,070,207

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$5,333,659	$(5,333,659)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $502,593,902)*	$739,310,061
Investments in affiliated money market funds, at value and cost	7,845,038
Total investments, at value (Cost $510,438,940)	747,155,099
Receivable for:
Investments sold	1,269,107
Fund shares sold	102,528
Dividends	322,908
Investment for trustee deferred compensation and retirement plans	383,705
Other assets	2,774
Total assets	749,236,121

Liabilities:
Payable for:
Investments purchased	940,437
Fund shares reacquired	764,212
Collateral upon return of securities loaned	5,459,880
Accrued fees to affiliates	556,784
Accrued trustees’ and officers’ fees and benefits	456
Accrued other operating expenses	20,236
Trustee deferred compensation and retirement plans	423,909
Total liabilities	8,165,914
Net assets applicable to shares outstanding	$741,070,207

Net assets consist of:
Shares of beneficial interest	$503,940,417
Undistributed net investment income (loss)	(425,299)
Undistributed net realized gain	838,681
Net unrealized appreciation	236,716,408
$741,070,207

Net Assets:
Series I	$541,929,151
Series II	$199,141,056

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	9,874,424
Series II	3,713,151
Series I:
Net asset value per share	$54.88
Series II:
Net asset value per share	$53.63

*	At December 31, 2014, securities with an aggregate value of $5,333,659 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $38,460)	$5,720,130
Dividends from affiliated money market funds (includes securities lending income of $21,423)	22,967
Interest	23,922
Total investment income	5,767,019

Expenses:
Advisory fees	5,161,399
Administrative services fees	1,983,055
Custodian fees	29,556
Distribution fees — Series II	546,007
Transfer agent fees	68,278
Trustees’ and officers’ fees and benefits	40,549
Other	68,655
Total expenses	7,897,499
Less: Fees waived	(222,228)
Net expenses	7,675,271
Net investment income (loss)	(1,908,252)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (include net gains (losses) from securities sold to affiliated of $(78,934) and net gains from a redemption-in-kind of $1,272,445)	115,657,743
Foreign currencies	(8,322)
115,649,421
Change in net unrealized appreciation (depreciation) of:
Investment securities	(54,153,573)
Foreign currencies	(1,394)
(54,154,967)
Net realized and unrealized gain	61,494,454
Net increase in net assets resulting from operations	$59,586,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(1,908,252)	$62,847
Net realized gain	115,649,421	115,022,775
Change in net unrealized appreciation (depreciation)	(54,154,967)	143,862,178
Net increase in net assets resulting from operations	59,586,202	258,947,800

Distributions to shareholders from net investment income:
Series I	(227,487)	(2,241,984)
Series ll	—	(576,996)
Total distributions from net investment income	(227,487)	(2,818,980)

Share transactions–net:
Series l	(82,553,486)	(92,234,602)
Series ll	(74,143,144)	(46,160,962)
Net increase (decrease) in net assets resulting from share transactions	(156,696,630)	(138,395,564)
Net increase (decrease) in net assets	(97,337,915)	117,733,256

Net assets:
Beginning of year	838,408,122	720,674,866
End of year (includes undistributed net investment income (loss) of $(425,299) and $(296,947), respectively)	$741,070,207	$838,408,122

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. American Franchise Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. American Franchise Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. American Franchise Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2014, the Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. Prior to July 1, 2014, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.90% and Series II shares to 1.15% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $222,228.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $182,364 for accounting and fund administrative services and reimbursed $1,800,691 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $21,429 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. American Franchise Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities purchases of $1,622,285 and securities sales of $1,076,115, which resulted in net realized gains (losses) of $(78,934).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$227,487	$2,818,980

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$(28,732)
Undistributed long-term gain	3,597,227
Net unrealized appreciation — investments	234,081,156
Net unrealized appreciation — other investments	249
Temporary book/tax differences	(520,110)
Shares of beneficial interest	503,940,417
Total net assets	$741,070,207

Invesco V.I. American Franchise Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $112,222,483 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2014.

On May 1, 2014, 221,454 of Series II shares valued at $10,798,113, were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, of which $62,481 consisted of cash, which resulted in a realized gain of $1,272,445 to the Fund for book purposes. From a federal tax perspective, the realized gains are not recognized.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $494,059,189 and $649,419,469, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$242,856,895
Aggregate unrealized (depreciation) of investment securities	(8,775,739)
Net unrealized appreciation of investment securities	$234,081,156

Cost of investments for tax purposes is $513,073,943.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of a redemption in kind and net operating losses, on December 31, 2014, undistributed net investment income (loss) was increased by $2,007,387, undistributed net realized gain was decreased by $1,285,988 and shares of beneficial interest was decreased by $721,399. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	497,166	$25,779,760	372,037	$16,044,363
Series II	265,604	13,450,608	211,725	9,101,632

Issued as reinvestment of dividends:
Series I	4,272	227,487	49,800	2,241,984
Series II	—	—	13,081	576,996

Reacquired:
Series I	(2,094,994)	(108,560,733)	(2,635,529)	(110,520,949)
Series II	(1,752,048)	(87,593,752)	(1,335,787)	(55,839,590)
Net increase (decrease) in share activity	(3,080,000)	$(156,696,630)	(3,324,673)	$(138,395,564)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Franchise Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I(d)
Year ended 12/31/14	$50.63	$(0.09)	$4.36	$4.27	$(0.02)	$54.88	8.44%	$541,929	0.92	%(e)	0.95	%(e)	(0.17	)%(e)	64%
Year ended 12/31/13	36.28	0.04	14.50	14.54	(0.19)	50.63	40.13	580,620	0.90		0.96		0.08		75
Year ended 12/31/12	31.90	0.19	4.19	4.38	—	36.28	13.73	496,341	0.88		0.98		0.52		190
Year ended 12/31/11	34.00	(0.05)	(2.05)	(2.10)	—	31.90	(6.18)	122,986	0.84		0.99		(0.15)		126
Year ended 12/31/10	28.37	0.03	5.60	5.63	—	34.00	19.84	74,870	0.79		0.90		0.12		158
Series II(d)
Year ended 12/31/14	49.58	(0.22)	4.27	4.05	—	53.63	8.17	199,141	1.17	(e)	1.20	(e)	(0.42	)(e)	64
Year ended 12/31/13	35.55	(0.07)	14.20	14.13	(0.10)	49.58	39.79	257,788	1.15		1.21		(0.17)		75
Year ended 12/31/12	31.35	0.10	4.10	4.20	—	35.55	13.40	224,334	1.13		1.23		0.27		190
Year ended 12/31/11	33.49	(0.14)	(2.00)	(2.14)	—	31.35	(6.39)	85,724	1.09		1.24		(0.40)		126
Year ended 12/31/10	28.01	(0.05)	5.53	5.48	—	33.49	19.56	109,920	1.04		1.15		(0.18)		158

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $14,357,093 and sold of $15,173,740 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $81,993,574 and sold of $49,870,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Large Cap Growth Fund into the Fund.
(d)	On June 1, 2010, the predecessor Fund’s former Class I and Class II shares were reorganized into Series I and Series II shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $552,744 and $218,403 for Series I and Series II, respectively.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and

Shareholders of Invesco V.I. American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,038.40	$4.93	$1,020.37	$4.89	0.96%
Series II	1,000.00	1,037.20	6.21	1,019.11	6.16	1.21

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	87.37%
U.S Treasury*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. American Value Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMVA-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. American Value Fund produced positive returns that lagged the Russell Midcap Value Index, the Fund’s style-specific benchmark. The consumer discretionary sector was the largest detractor from the Fund’s relative and absolute performance for the reporting period. Stock selection in, and underweight exposure to, the financials sector also detracted from relative results. Despite a negative absolute return, the Fund’s energy holdings made a positive contribution to the Fund’s performance relative to the style-specific index. The industrials and telecommunication services sectors delivered positive returns that contributed to both relative and absolute results.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	9.75%
Series II Shares	9.48
S&P 500 Index‚ (Broad Market Index)	13.69
Russell Midcap Value Index‚ (Style-Specific Index)	14.75
Lipper VUF Mid Cap Value Funds Index■ (Peer Group Index)	9.78

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    The Russell Midcap Value Index, the Fund’s style-specific benchmark, delivered a strong gain for the reporting period, and with the exception of energy, all sectors produced positive returns.

    Stock selection in the consumer discretionary sector was the largest detractor from the Fund’s relative and absolute return for the reporting period. Performance in the sector was driven primarily by underperformance from specialty retailers Ascena Retail and Express. Ascena Retail was the largest detractor, as weakness in sales at two of its store chains, Justice and Lane Bryant, led to disappointing earnings. We sold our position in Express before the end of the year.

    Within the financials sector, the Fund’s relative performance was negatively impacted by our substantial underexposure to real estate investment trusts (REITs) relative to the style-specific benchmark. REITs comprise a large portion of the index’s financials sector holdings, and these securities performed strongly during the reporting period, outperforming both the financials sector as a whole and the overall index.

    The Fund’s underweight exposure to the utilities sector detracted from relative returns, as it was one of the best-performing sectors for the reporting period. However, on an absolute basis, utilities included one of the Fund’s top individual contributors,

Edison International.

    During the reporting period, energy stocks came under pressure due to rapidly falling oil prices; however, despite a negative absolute return, stock selection in the sector was the largest contributor to the Fund’s return relative to the Russell Midcap Value Index. The sector also included a number of the Fund’s top contributors and detractors: Newfield Exploration and Williams Companies were strong contributors, while Noble Corporation and Amec Foster Wheeler were key detractors. During the reporting period, Newfield Exploration’s shares rose as the company divested international assets and made progress on growing its domestic oil production. Noble’s shares came under pressure due to concerns about utilization rates and pricing on the company’s offshore rigs, while Amec Foster Wheeler was hurt by falling oil prices. We eliminated our position in Noble during the reporting period.

    Strong stock selection in and over-weight

Portfolio Composition
By sector

Financials	26.6%
Industrials	18.8
Information Technology	12.8
Health Care	11.6
Consumer Discretionary	9.7
Energy	4.6
Materials	4.3
Utilities	3.0
Consumer Staples	2.6
Telecommunication Services	2.4
Money Market Funds
Plus Other Assets Less Liabilities	3.6

Top 10 Equity Holdings*

1. Citrix Systems, Inc.	3.1%
2. Johnson Controls, Inc.	3.0
3. Universal Health Services,
Inc.-Class V	2.9
4. Forest City Enterprises,
Inc.-Class A	2.8
5. Teradata Corp.	2.8
6. ConAgra Foods, Inc.	2.7
7. HealthSouth Corp.	2.5
8. FNF Group	2.5
9. Textron Inc.	2.5
10. Owens Corning Inc.	2.4

Top Five Industries*

1. Health Care Facilities	7.6%
2. Industrial Machinery	6.9
3. Regional Banks	5.9
4. Application Software	5.4
5. Auto Parts & Equipment	5.2

Total Net Assets	$423.8 million

Total Number of Holdings*	49

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. American Value Fund

exposure to the industrials sector also made a positive contribution to Fund results, and a number holdings in the sector had strong performance, including toolmaker Snap-on, and Swift Transportation, a transportation services and trucking company. However, the industrials sector also included a number of the Fund’s key detractors for the reporting period, including Babcock & Wilcox and Owens Corning. Babcock & Wilcox reported a decline in earnings due to lower revenues in its power generation business, as many of its customers cut spending based on lower demand for power generation.

    Stock selection in and overweight exposure to the health care sector added to the Fund’s performance for the year, with Carefusion and Universal Health Services performing especially well. In early October, Becton Dickinson (not a Fund holding) announced its intention to acquire Carefusion at a significant premium; shares rose sharply following the announcement. Universal Health Services produced strong financial results during the year, as the Affordable Care Act began to benefit the company’s acute care division by reducing the number of uninsured patients. The company also announced a stock buyback plan and increased its dividend.

    The Fund’s only holding in the telecommunication services sector, tw telecom, was a top contributor for the reporting period. In June, Level 3 Communications entered into an agreement to acquire tw telecom at a premium, and tw telecom’s stock rose sharply as a result. The acquisition was completed in November.

    We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund during the reporting period. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight positive impact on the Fund’s performance relative to the Russell Midcap Value Index for the reporting period. This was mainly due to the strength of the US dollar versus many major foreign currencies.

    As bottom-up stock pickers, we focus on a stock’s valuation relative to the remaining upside potential in the stock’s price. This discipline becomes more crucial in a rapidly rising market, as we attempt to protect investor returns through an entire market cycle. As such, during the reporting period, we sold a number of well-performing holdings that we believed offered limited upside potential.

    During the year, we increased

our exposure to the information technology, financials, health care and industrials sectors, and decreased our exposure to the consumer discretionary, energy, materials and consumer staples sectors. At the end of the reporting period, our largest overweight exposure versus our style-specific benchmark were to the industrials, telecommunication services and health care sectors, while our largest underweight exposures were to the utilities, financials and materials sectors.

    Despite providing investors strong absolute returns, equity markets experienced continued volatility during the reporting period, based on geopolitical uncertainty, global economic sluggishness and the prospect of rising interest rates. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    We are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in the Invesco V.I. American Value Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Copper Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco V.I. American Value
Fund. He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

John Mazanec Portfolio Manager, is co-lead manager of Invesco V.I. American Value Fund. He joined Invesco in 2010.
Mr. Mazanec earned a BS from DePauw University and an MBA from Harvard University.

Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. American Value Fund. He joined Invesco in 2010.
Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (1/2/97)	10.73%
10 Years	9.80
5 Years	16.35
1 Year	9.75

Series II Shares
Inception (5/5/03)	12.16%
10 Years	9.65
5 Years	16.16
1 Year	9.48

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Universal Institutional Funds Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. American Value Fund

Invesco V.I. American Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies,

difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Small- and mid-capitalization risks.

Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–96.38%
Aerospace & Defense–2.46%
Textron Inc.	247,632	$10,427,784

Air Freight & Logistics–1.33%
UTi Worldwide, Inc.(b)	468,714	5,657,378

Alternative Carriers–2.35%
Level 3 Communications, Inc.(b)	201,697	9,959,798

Apparel Retail–1.07%
Ascena Retail Group, Inc.(b)	360,667	4,529,978

Application Software–5.37%
Cadence Design Systems, Inc.(b)	507,585	9,628,887
Citrix Systems, Inc.(b)	205,656	13,120,853
		22,749,740

Asset Management & Custody Banks–4.00%
American Capital Ltd.(b)	530,585	7,751,847
Northern Trust Corp.	136,713	9,214,456
		16,966,303

Auto Parts & Equipment–5.17%
Dana Holding Corp.	418,948	9,107,929
Johnson Controls, Inc.	264,561	12,788,879
		21,896,808

Automotive Retail–2.22%
Advance Auto Parts, Inc.	58,955	9,390,352

Building Products–4.48%
Masco Corp.	343,797	8,663,684
Owens Corning Inc.	288,532	10,332,331
		18,996,015

Communications Equipment–2.30%
Ciena Corp.(b)	503,323	9,769,499

Diversified Banks–2.43%
Comerica Inc.	219,955	10,302,692

Diversified Chemicals–2.23%
Eastman Chemical Co.	124,804	9,467,631

Electric Utilities–2.09%
Edison International	135,410	8,866,647

Environmental & Facilities Services–0.91%
Clean Harbors, Inc.(b)	79,986	3,843,327

Health Care Equipment–2.19%
CareFusion Corp.(b)	156,420	9,281,963

Health Care Facilities–7.55%
Brookdale Senior Living Inc.(b)	252,351	9,253,711
HealthSouth Corp.	277,347	10,666,766
Universal Health Services, Inc.–Class B	108,586	12,081,278
		32,001,755

	Shares	Value
Heavy Electrical Equipment–2.03%
Babcock & Wilcox Co. (The)	283,337	$8,585,111

Industrial Machinery–6.92%
Ingersoll-Rand PLC	162,931	10,328,196
Pentair PLC (United Kingdom)	140,189	9,311,353
Snap-on Inc.	70,977	9,705,395
		29,344,944

Insurance Brokers–5.11%
Arthur J. Gallagher & Co.	130,321	6,135,513
Marsh & McLennan Cos., Inc.	148,613	8,506,608
Willis Group Holdings PLC	156,201	6,999,367
		21,641,488

Investment Banking & Brokerage–2.40%
Stifel Financial Corp.(b)	199,679	10,187,623

IT Consulting & Other Services–2.76%
Teradata Corp.(b)	267,447	11,682,085

Life Sciences Tools & Services–1.86%
PerkinElmer, Inc.	180,379	7,887,974

Multi-Utilities–0.91%
CenterPoint Energy, Inc.	165,457	3,876,658

Oil & Gas Equipment & Services–1.93%
Amec Foster Wheeler PLC–ADR (United Kingdom)	45,677	591,060
Amec Foster Wheeler PLC (United Kingdom)	580,079	7,592,540
		8,183,600

Oil & Gas Exploration & Production–0.94%
Newfield Exploration Co.(b)	147,401	3,997,515

Oil & Gas Storage & Transportation–1.72%
Williams Cos., Inc. (The)	162,073	7,283,561

Packaged Foods & Meats–2.65%
ConAgra Foods, Inc.	309,086	11,213,640

Property & Casualty Insurance–4.02%
ACE Ltd.	56,017	6,435,233
FNF Group	307,447	10,591,549
		17,026,782

Publishing–1.27%
Gannett Co., Inc.	169,116	5,399,874

Real Estate Operating Companies–2.77%
Forest City Enterprises, Inc.–Class A(b)	550,767	11,731,337

Regional Banks–5.86%
BB&T Corp.	254,208	9,886,149
Wintrust Financial Corp.	195,628	9,147,565
Zions Bancorp.	202,966	5,786,561
		24,820,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value
Specialty Chemicals–2.09%
W.R. Grace & Co.(b)	92,836	$8,855,626

Technology Hardware, Storage & Peripherals–2.34%
Diebold, Inc.	82,801	2,868,227
NetApp, Inc.	170,200	7,054,790
		9,923,017

Trucking–0.65%
Swift Transportation Co.(b)	96,359	2,758,758
Total Common Stocks & Other Equity Interests (Cost $326,465,771)		408,507,538

	Shares	Value
Money Market Funds–4.49%
Liquid Assets Portfolio–Institutional Class(c)	9,518,524	$9,518,524
Premier Portfolio–Institutional Class(c)	9,518,524	9,518,524
Total Money Market Funds (Cost $19,037,048)		19,037,048
TOTAL INVESTMENTS–100.87% (Cost $345,502,819)		427,544,586
OTHER ASSETS LESS LIABILITIES–(0.87)%		(3,697,790)
NET ASSETS–100.00%		$423,846,796

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $326,465,771)	$408,507,538
Investments in affiliated money market funds, at value and cost	19,037,048
Total investments, at value (Cost $345,502,819)	427,544,586
Cash	39,621
Receivable for:
Investments sold	55,962
Fund shares sold	176,688
Dividends	559,076
Investment for trustee deferred compensation and retirement plans	49,256
Unrealized appreciation on forward foreign currency contracts	48,713
Total assets	428,473,902

Liabilities:
Payable for:
Investments purchased	1,893,878
Investments purchased from affiliates	2,125,892
Fund shares reacquired	133,737
Accrued fees to affiliates	384,535
Accrued trustees’ and officers’ fees and benefits	533
Accrued other operating expenses	32,531
Trustee deferred compensation and retirement plans	56,000
Total liabilities	4,627,106
Net assets applicable to shares outstanding	$423,846,796

Net assets consist of:
Shares of beneficial interest	$297,132,530
Undistributed net investment income	358,554
Undistributed net realized gain	44,266,581
Net unrealized appreciation	82,089,131
$423,846,796

Net Assets:
Series I	$152,938,425
Series II	$270,908,371

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,676,370
Series II	13,715,426
Series I:
Net asset value per share	$19.92
Series II:
Net asset value per share	$19.75

Investment income:
Dividends	$5,664,558
Dividends from affiliated money market funds	8,397
Total investment income	5,672,955

Expenses:
Advisory fees	3,107,667
Administrative services fees	1,047,897
Custodian fees	21,484
Distribution fees — Series II	692,612
Transfer agent fees	27,894
Trustees’ and officers’ fees and benefits	28,923
Other	62,480
Total expenses	4,988,957
Less: Fees waived	(30,911)
Net expenses	4,958,046
Net investment income	714,909

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from a redemption-in-kind of $29,557,370)	74,157,858
Foreign currencies	(5,380)
Forward foreign currency contracts	357,927
Option contracts written	25,124
74,535,529
Change in net unrealized appreciation (depreciation) of:
Investment securities	(39,310,561)
Foreign currencies	(1,350)
Forward foreign currency contracts	48,713
Option contracts written	41,876
(39,221,322)
Net realized and unrealized gain	35,314,207
Net increase in net assets resulting from operations	$36,029,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$714,909	$958,336
Net realized gain	74,535,529	44,249,741
Change in net unrealized appreciation (depreciation)	(39,221,322)	75,761,875
Net increase in net assets resulting from operations	36,029,116	120,969,952

Distributions to shareholders from net investment income:
Series I	(696,392)	(973,786)
Series ll	(507,414)	(1,555,508)
Total distributions from net investment income	(1,203,806)	(2,529,294)

Distributions to shareholders from net realized gains:
Series l	(12,432,585)	—
Series ll	(21,321,269)	—
Total distributions from net realized gains	(33,753,854)	—

Share transactions–net:
Series l	(5,402,205)	(16,003,140)
Series ll	(49,400,679)	23,196,508
Net increase (decrease) in net assets resulting from share transactions	(54,802,884)	7,193,368
Net increase (decrease) in net assets	(53,731,428)	125,634,026

Net assets:
Beginning of year	477,578,224	351,944,198
End of year (includes undistributed net investment income of $358,554 and $899,612, respectively)	$423,846,796	$477,578,224

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. American Value Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. American Value Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Call Options Written and Purchased — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized

Invesco V.I. American Value Fund

and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased

L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $30,911.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $104,273 for accounting and fund administrative services and reimbursed $943,624 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $9,935 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. American Value Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$419,952,046	$7,592,540	$—	$427,544,586
Forward Foreign Currency Contracts*	—	48,713	—	48,713
Total Investments	$419,952,046	$7,641,253	$—	$427,593,299

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$48,713	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Forward Foreign Currency Contracts	Options(a)
Realized Gain:
Currency risk	$357,927	$—
Equity risk	—	(89,499)
Change in Unrealized Appreciation:
Currency risk	48,713	—
Equity risk	—	147,987
Total	$406,640	$58,488

(a)	Options purchased net realized gain (loss) of $(114,623) and net unrealized gain of $106,111 are included in the net realized gain and net unrealized gain of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts for nine months, options purchased outstanding for eighteen days and options written outstanding for two months.

	Forward Foreign Currency Contracts	Options Purchased	Options Written
Average notional value	$5,857,123	$3,632,000	$5,862,500

Invesco V.I. American Value Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
01/09/15	Bank of New York Mellon (The)	GBP	1,801,432	USD	2,831,689	$2,807,717	$23,972
01/09/15	State Street Bank and Trust Co.	GBP	1,802,365	USD	2,833,912	2,809,171	24,741
Total open forward foreign currency contracts — Currency Risk							$48,713

Currency Abbreviations:

GBP	– British Pound Sterling
USD	– U.S. Dollar

Options Written Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	1,675	$25,124
Expired	(1,675)	(25,124)
End of period	—	$—

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Bank of New York Mellon (The)	$23,972	$—	$23,972	$—	$—	$23,972
State Street Bank and Trust Co.	24,741	—	24,741	—	—	24,741
Total	$48,713	$—	$48,713	$—	$—	$48,713

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities purchases of $2,125,892.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. American Value Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$1,203,806	$2,529,294
Long-term capital gain	33,753,854	—
Total distributions	$34,957,660	$2,529,294

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$3,208,728
Undistributed long-term gain	42,265,492
Net unrealized appreciation — investments	81,598,334
Net unrealized appreciation (depreciation) — other investments	(1,350)
Temporary book/tax differences	(356,938)
Shares of beneficial interest	297,132,530
Total net assets	$423,846,796

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

On April 28, 2014, 4,927,040 of Series II shares valued at $97,604,658, were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, of which $5,931,767 consisted of cash, which resulted in a realized gain of $29,557,370 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $197,536,757 and $276,840,987, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$88,882,734
Aggregate unrealized (depreciation) of investment securities	(7,284,400)
Net unrealized appreciation of investment securities	$81,598,334

Cost of investments for tax purposes is $345,946,252.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and redemptions-in-kind, on December 31, 2014, undistributed net investment income was decreased by $52,161, undistributed net realized gain was decreased by $29,399,374 and shares of beneficial interest was increased by $29,451,535. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. American Value Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	740,950	$14,637,823	895,207	$15,703,262
Series II	4,478,574	89,149,298	4,725,902	82,234,030

Issued as reinvestment of dividends:
Series I	691,727	13,128,977	52,552	973,785
Series II	1,159,250	21,828,683	84,584	1,555,508

Reacquired:
Series I	(1,642,472)	(33,169,005)	(1,862,072)	(32,680,187)
Series II	(8,183,599)	(160,378,660)	(3,450,540)	(60,593,030)
Net increase (decrease) in share activity	(2,755,570)	$(54,802,884)	445,633	$7,193,368

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62 % of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$19.89	$0.07	$1.78	$1.85	$(0.10)	$(1.72)	$(1.82)	$19.92	9.75%	$152,938	0.99	%(d)	1.00	%(d)	0.32	%(d)	48%
Year ended 12/31/13	14.91	0.07	5.03	5.10	(0.12)	—	(0.12)	19.89	34.27	156,824	0.99		1.00		0.39		42
Year ended 12/31/12	12.81	0.12	2.08	2.20	(0.10)	—	(0.10)	14.91	17.21	131,233	0.99		1.00		0.86		26
Year ended 12/31/11	12.79	0.10	0.01	0.11	(0.09)	—	(0.09)	12.81	1.00	129,658	0.96		0.97		0.80		30
Year ended 12/31/10	10.56	0.08	2.25	2.33	(0.10)	—	(0.10)	12.79	22.24	162,472	1.02		1.03		0.72		40
Series II
Year ended 12/31/14	19.73	0.01	1.77	1.78	(0.04)	$(1.72)	$(1.76)	19.75	9.48	270,908	1.24	(d)	1.25	(d)	0.07	(d)	48
Year ended 12/31/13	14.81	0.03	4.99	5.02	(0.10)	—	(0.10)	19.73	33.93	320,754	1.24		1.25		0.14		42
Year ended 12/31/12	12.74	0.10	2.06	2.16	(0.09)	—	(0.09)	14.81	16.98	220,711	1.17		1.25		0.68		26
Year ended 12/31/11	12.72	0.09	0.01	0.10	(0.08)	—	(0.08)	12.74	0.91	163,194	1.06		1.22		0.70		30
Year ended 12/31/10	10.50	0.07	2.25	2.32	(0.10)	—	(0.10)	12.72	22.18	151,985	1.12		1.32		0.62		40

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $154,575 and $277,045 for Series I and Series II shares, respectively.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,09.60	$5.04	$1,020.21	$5.04	0.99%
Series II	1,000.00	1,018.40	6.31	1,018.95	6.31	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$33,753,854
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIBRA-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Balanced-Risk Allocation Fund outperformed its custom style-specific benchmark, the Custom V.I. Balanced-Risk Allocation Index. Positive absolute performance from strategic fixed-income futures bolstered results.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	5.91%
Series II Shares	5.71
MSCI World Index‚ (Broad Market Index)	4.94
Custom V.I. Balanced-Risk Allocation Index■ (Style-Specific Index)	5.48
Lipper VUF Absolute Return Funds Classification Average¿ (Peer Group)*	3.33

Source(s): ‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

*	During the reporting period, the Fund adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. The Lipper VUF Absolute Return Funds Classification Average became the Fund’s peer group measure.

Market conditions and your Fund

During the year ended December 31, 2014, global markets produced mixed results due to volatility from a variety of geopolitical developments. The Fund ended the reporting period in positive territory. Tactical positioning within commodities and fixed-income derivatives, obtained through the use of swaps and futures, boosted Fund results. Active positioning within equities, obtained through the use of swaps and futures, slightly hurt results. The net effect was a positive contribution.

    Developed-market equity markets began the reporting period on a negative note, with only select markets such as Europe and the US breaking into positive territory by the end of the first quarter of 2014. Government bonds generated attractive returns as investors tried to avoid the volatility in equity and commodity markets and geopolitical uncertainty. Commodities started 2014 with mixed results; precious metals and the agricultural complexes were up strongly, while industrial metals prices languished.

    The Fund finished the first half of 2014 strongly as equities, fixed-income securities and commodities posted positive results for the second quarter. The Fund gains exposure to these three asset classes through the use of swaps and futures. During the second quarter, bond yields declined as geopolitical concerns related to Russia and the Middle East created greater demand for perceived “safe-haven” assets.1 Contraction in the US economy and generally weak European economic data also benefited bonds. Equities posted strong results as investors overlooked weaker-than-expected fundamental data and downplayed the potential for geopolitical issues to erupt into wider conflicts. Across the commodity complexes, energy led results as uncertainty in the Middle East drove crude oil prices higher. Precious metals prices also advanced, benefiting from safe-haven demand.

    In the third quarter of 2014, the Fund’s investments in government bond futures led results as all six markets in which the Fund was invested (Australia, Canada, Germany, Japan, the UK and the US) ended in positive territory for the quarter. Factors driving bond yields lower included ongoing geopolitical concerns resulting from the conflict between Russia and Ukraine, as well as heightened terrorist activity in Iraq. Our investments in developed-market equity futures delivered mixed results for the quarter as Japanese, European and US large-cap equities generally rose while US small-cap, UK and Hong Kong stocks generally declined. The Fund’s investments in commodities, obtained through swaps and futures, weighed heavily on Fund results for the quarter, with the asset class underperforming bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in soybeans, soymeal and soybean oil, the result of expected increases in global production.

    Bonds were the leading asset class in the fourth quarter of 2014 as yields contracted. Investors sought refuge in high-quality government bonds as volatility returned to equities and cyclical commodity prices softened substantially, reducing inflation expectations along the way. The ending of the US Federal Reserve’s asset purchase program reintroduced volatility to equity markets, resulting in price weakness early in the fourth quarter. However, solid economic data in the US, expectations for broader central market stimulus measures in Japan and the beginning of asset purchases by the European Central Bank lifted share prices into the end of November. The decision by OPEC not to curtail production rates of crude oil led to renewed equity market weakness in December, particularly within the energy

Target Risk Allocation and			Total Net Assets	$1.0 billion
Notional Asset Weights as of 12/31/14
By asset class
	Target Risk	Notational
Asset Class	Allocation*	Asset Weights**

Equities	46.77%	29.13%
Fixed Income	36.54	85.42
Commodities	16.69	21.53
Total	100.00	136.08

  *Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Invesco V.I. Balanced-Risk Allocation Fund

space. Commodities saw mixed performance over the fourth quarter. Agricultural commodities posted gains overall, largely on the strong performance of soybeans and soymeal. Industrial metals prices were soft due to weak global economic data, with the slowdown in China having the greatest effect. Gold and silver also saw modest price declines for the quarter. The clear loser for the quarter was energy, which saw double-digit losses for crude oil and distillates resulting from increased supply, weak demand and OPEC’s decision to maintain production levels.

    Please note that our strategy is principally implemented with derivative instruments including futures and total return swaps, and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco V.I. Balanced-Risk Allocation Fund.

1	So-called “safe-haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/23/09*

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund

adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. The Lipper VUF Absolute Return Funds Classification Average became the Fund’s peer group measure.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (1/23/09)	11.04%
5 Years	7.75
1 Year	5.91

Series II Shares
Inception (1/23/09)	10.76%
5 Years	7.48
1 Year	5.71

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

    The performance data quoted
represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.22% and 1.47%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.11% for Invesco V.I. Balanced-Risk Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2015. See current prospectus for more information.
3	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the Adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance in July 2011 of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

    Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

    Commodity risk. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

    Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital con-

Invesco V.I. Balanced-Risk Allocation Fund

trols, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

    Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

    Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. This risk may be magnified due to the Fund’s use of derivatives that provide leveraged exposure to government bonds.

    Liquidity risk. The Fund may hold illiquid securities that may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cay-man Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom V.I. Balanced-Risk Allocation Index, created by Invesco to serve as a benchmark for Invesco V.I. Balanced-Risk Allocation Fund, comprises the following indexes: MSCI World Index (60%) and Barclays U.S. Aggregate Index (40%).

    The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds Classification.

Invesco V.I. Balanced-Risk Allocation Fund

    The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2014

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–12.65%
U.S. Treasury Bills–5.95%(a)
U.S. Treasury Bills(b)(c)	0.10%	01/08/15	$3,000,000	$2,999,990
U.S. Treasury Bills(d)	0.10%	01/08/15	1,000,000	999,997
U.S. Treasury Bills(b)	0.05%	01/15/15	4,500,000	4,499,967
U.S. Treasury Bills(d)	0.05%	01/15/15	1,500,000	1,499,989
U.S. Treasury Bills(b)	0.05%	01/22/15	4,200,000	4,199,953
U.S. Treasury Bills(d)	0.05%	01/22/15	1,400,000	1,399,984
U.S. Treasury Bills(b)	0.06%	01/29/15	5,360,000	5,359,899
U.S. Treasury Bills(d)	0.06%	01/29/15	3,660,000	3,659,931
U.S. Treasury Bills(b)	0.07%	06/04/15	3,980,000	3,978,815
U.S. Treasury Bills(d)	0.07%	06/04/15	2,720,000	2,719,190
U.S. Treasury Bills(b)	0.10%	06/11/15	21,090,000	21,083,901
U.S. Treasury Bills(d)	0.10%	06/11/15	890,000	889,743
U.S. Treasury Bills(b)	0.11%	06/18/15	5,370,000	5,368,130
U.S. Treasury Bills	0.11%	06/18/15	1,650,000	1,649,425
				60,308,914

U.S. Treasury Notes–6.70%(e)
U.S. Treasury Notes(b)(d)	0.06%	01/31/16	26,820,000	26,813,613
U.S. Treasury Notes(d)	0.06%	01/31/16	5,660,000	5,658,652
U.S. Treasury Notes(b)(c)	0.08%	04/30/16	17,534,000	17,534,484
U.S. Treasury Notes	0.08%	04/30/16	10,191,000	10,191,281
U.S. Treasury Notes(b)	0.09%	07/31/16	5,100,000	5,100,270
U.S. Treasury Notes	0.09%	07/31/16	2,650,000	2,650,140
				67,948,440
Total U.S. Treasury Securities (Cost $128,262,950)				128,257,354

		Expiration Date
Commodity-Linked Securities–2.85%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.04% (linked to the Canadian Imperial Bank of Commerce Custom 2 Agriculture Commodity Index, multiplied by 2)(b)(f)		09/28/15	10,400,000	9,359,902
Cargill, Inc., Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(b)(f)		09/17/15	17,100,000	15,164,100
RBC Capital Markets Commodity Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 01 Excess Return Index, multiplied by 2)(b)(f)		08/24/15	5,350,000	4,425,766
Total Commodity-Linked Securities (Cost $32,850,000)				28,949,768

			Shares
Money Market Funds–81.34%
Government & Agency Portfolio–Institutional Class(g)			155,232,646	155,232,646
Invesco V.I. Money Market Fund–Series I(g)			12,440,310	12,440,310
Liquid Assets Portfolio–Institutional Class(g)			141,362,915	141,362,915
Premier Portfolio–Institutional Class(g)			127,507,857	127,507,857
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class (Ireland)(b)(g)			104,939,849	104,939,849
STIC Prime Portfolio–Institutional Class(g)			113,356,378	113,356,378
Treasury Portfolio–Institutional Class(g)			170,114,174	170,114,174
Total Money Market Funds (Cost $824,954,129)				824,954,129
TOTAL INVESTMENTS–96.84% (Cost $986,067,079)				982,161,251
OTHER ASSETS LESS LIABILITIES–3.16%				32,070,823
NET ASSETS–100.00%				$1,014,232,074

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts(h)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(b)	Long		195	February–2015	$11,179,350	$(2,988,055)
Gasoline Reformulated Blendstock Oxygenate Blending(b)	Long		180	February–2015	11,129,076	(705,437)
Silver(b)	Long		227	March–2015	17,704,865	(911,506)
WTI Crude(b)	Long		214	February–2015	11,399,780	(3,276,533)
Subtotal — Commodity Risk						(7,881,531)
Australia 10 Year Bonds	Long		1,759	March–2015	184,022,334	2,370,516
Canada 10 Year Bonds	Long		1,227	March–2015	146,293,717	2,590,122
Euro Bonds	Long		812	March–2015	153,158,049	2,724,392
Japan 10 Year Bonds	Long		69	March–2015	85,149,549	516,221
Long Gilt	Long		908	March–2015	169,170,761	4,532,650
U.S. Treasury 20 Year Bonds	Long		647	March–2015	93,531,938	2,646,887
Subtotal — Interest Rate Risk						15,380,788
Dow Jones EURO STOXX 50 Index	Long		1,945	March–2015	73,739,682	804,239
E-Mini S&P 500 Index	Long		509	March–2015	52,233,580	1,487,102
FTSE 100 Index	Long		701	March–2015	71,268,011	2,681,331
Hang Seng Index	Long		357	January–2015	54,436,676	520,632
Russell 2000 Index Mini	Long		402	March–2015	48,268,140	2,105,071
Tokyo Stock Price Index	Long		593	March–2015	69,693,345	(1,616,900)
Subtotal — Market Risk						5,981,475
Total Futures Contracts						$13,480,732

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Barclays Bank PLC	39,600	May–2015	$20,484,577	$(229,217)
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Canadian Imperial Bank of Commerce	254,000	April–2015	20,775,041	(490,576)
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	J.P. Morgan Chase Bank, N.A.	146,000	April–2015	14,463,286	52,721
Receive a return equal to the Macquarie Commodity Customized Product 118E Index and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Macquarie Bank Ltd.	1,000	July–2015	325,633	(8,416)
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Merrill Lynch International	32,300	May–2015	19,996,229	0
Receive a return equal to Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Merrill Lynch International	111,800	June–2015	17,420,676	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements—(Continued)
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Morgan Stanley Capital Services LLC	115,500	October–2015	$12,852,216	$(374,497)
Subtotal — Commodity Risk						(1,049,985)
Receive a return equal to the LIFFE Long Gilt Futures multiplied by 0.01% of the Notional Value	Long	Goldman Sachs International	122	March–2015	22,729,992	523,560
Subtotal — Interest Rate Risk						523,560
Receive a return equal to the Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	159	January–2015	24,244,906	213,728
Subtotal — Market Risk						213,728
Total Swap Agreements						$(312,697)

Investments Abbreviations:

EMTN	– European Medium-Term Notes
LIBOR	– London Interbank Offered Rate
LIFFE	– London International Financial Futures and Options Exchange

Index Information:

Canadian Imperial Bank of Commerce Custom 2 Agriculture Commodity Index	— a commodity index composed of futures contracts on Sugar, Soybeans, Soybean Meal, and Cotton.

Monthly Rebalance Commodity Excess Return Index	— a commodity index composed of futures contracts on Soybean Meal, Soybeans, Sugar No.11 and Cotton No.2.

RBC Enhanced Agricultural Basket 01 Excess Return Index	— a commodity index composed of futures contracts on Cotton, Soybeans, Soybean Meal and Sugar.

Barclays Commodity Strategy 1452 Excess Return Index	— a commodity index that provides exposure to futures contracts on copper.

CIBC Dynamic Roll LME Copper Excess Return Index	— a commodity index composed of futures contracts on copper.

S&P GSCI Gold Index Excess Return	— a commodity index composed of futures contracts on gold.

Macquarie Commodity Customized Product 118E Index	— a basket of four indices that provide exposure to various components of the agricultural markets. The underlying commodities comprising the indices are: Sugar, Cotton, Soybeans, and Soybean Meal.

MLCX Dynamic Enhanced Copper Excess Return Index	— a commodity index composed of futures contracts on copper.

Merrill Lynch Gold Excess Return Index	— a commodity index composed of futures contracts on gold.

S&P GSCI Aluminum Dynamic Roll Index Excess Return	— a commodity index composed of futures contracts on aluminum.

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.
(b)	The investment is owned by the Subsidiary. See Note 5.
(c)	All or a portion of the value was designated as collateral for swap agreements. See Note 1M and Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2014.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $28,949,768, which represented 2.85% of the Fund’s Net Assets.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.
(h)	Futures contracts collateralized by $22,341,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2014

Consolidated Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $161,112,950)	$157,207,122
Investments in affiliated money market funds, at value and cost	824,954,129
Total investments, at value (Cost $986,067,079)	982,161,251
Cash	11,120,000
Receivable for:
Deposits with brokers	22,341,000
Variation margin — futures contracts	86,889
Fund shares sold	307,348
Dividends and interest	34,214
Swap agreements	6,563
Investment for trustee deferred compensation and retirement plans	90,719
Unrealized appreciation on swap agreements	790,009
Total assets	1,016,937,993

Liabilities:
Payable for:
Fund shares reacquired	321,477
Swap agreements	9,380
Accrued fees to affiliates	1,109,805
Accrued trustees’ and officers’ fees and benefits	550
Accrued other operating expenses	57,823
Trustee deferred compensation and retirement plans	104,110
Premiums received on swap agreements	68
Unrealized depreciation on swap agreements	1,102,706
Total liabilities	2,705,919
Net assets applicable to shares outstanding	$1,014,232,074

Net assets consist of:
Shares of beneficial interest	$883,285,929
Undistributed net investment income	40,798,593
Undistributed net realized gain	80,885,592
Net unrealized appreciation	9,261,960
$1,014,232,074

Net Assets:
Series I	$11,397,346
Series II	$1,002,834,728

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	926,355
Series II	82,390,380
Series I:
Net asset value per share	$12.30
Series II:
Net asset value per share	$12.17

Investment income:
Dividends from affiliated money market funds	$362,583
Interest	93,503
Total investment income	456,086

Expenses:
Advisory fees	11,819,326
Administrative services fees	2,416,106
Custodian fees	34,315
Distribution fees — Series II	3,227,747
Transfer agent fees	18,227
Trustees’ and officers’ fees and benefits	41,577
Other	122,696
Total expenses	17,679,994
Less: Fees waived	(5,435,150)
Net expenses	12,244,844
Net investment income (loss)	(11,788,758)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,988,344
Foreign currencies	(2,344,707)
Futures contracts	99,044,136
Swap agreements	(14,527,301)
84,160,472
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,228,398)
Foreign currencies	19,396
Futures contracts	1,520,034
Swap agreements	(580,662)
(4,269,630)
Net realized and unrealized gain	79,890,842
Net increase in net assets resulting from operations	$68,102,084

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(11,788,758)	$(13,300,908)
Net realized gain	84,160,472	21,894,049
Change in net unrealized appreciation (depreciation)	(4,269,630)	11,089,536
Net increase in net assets resulting from operations	68,102,084	19,682,677

Distributions to shareholders from net investment income:
Series I	—	(155,774)
Series ll	—	(23,299,211)
Total distributions from net investment income	—	(23,454,985)

Distributions to shareholders from net realized gains:
Series l	(588,237)	(273,003)
Series ll	(78,667,991)	(44,221,706)
Total distributions from net realized gains	(79,256,228)	(44,494,709)

Share transactions–net:
Series l	2,645,706	(1,259,550)
Series ll	(355,564,687)	73,671,743
Net increase (decrease) in net assets resulting from share transactions	(352,918,981)	72,412,193
Net increase (decrease) in net assets	(364,073,125)	24,145,176

Net assets:
Beginning of year	1,378,305,199	1,354,160,023
End of year (includes undistributed net investment income (loss) of $40,798,593 and $(121,668), respectively)	$1,014,232,074	$1,378,305,199

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

Invesco V.I. Balanced-Risk Allocation Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco V.I. Balanced-Risk Allocation Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

Invesco V.I. Balanced-Risk Allocation Fund

K.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.91%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective May 1, 2014, the Adviser has contractually agreed, through at least April 30, 2015, to waive advisory fees and/or reimburse expenses of shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.76% and Series II shares to 1.01% of average daily net assets. Prior to May 1, 2014, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual Fund operating expenses to 0.78% and 1.03% of average net assets for Series I and Series II shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $5,435,150.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $304,179 for accounting and fund administrative services and reimbursed $2,111,927 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$824,954,129	$—	$—	$824,954,129
U.S. Treasury Securities	—	128,257,354	—	128,257,354
Commodity-Linked Securities	—	28,949,768	—	28,949,768
	824,954,129	157,207,122	—	982,161,251
Futures Contracts*	13,480,732	—	—	13,480,732
Swap Agreements*	—	(312,697)	—	(312,697)
Total Investments	$838,434,861	$156,894,425	$—	$995,329,286

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk
Futures contracts(a)	$—	$(7,881,531)
Swap agreements(b)	52,721	(1,102,706)
Interest rate risk
Futures contracts(a)	15,380,788	—
Swap agreements(b)	523,560	—
Market risk
Futures contracts(a)	7,598,375	(1,616,900)
Swap agreements(b)	213,728	—
Total	$23,769,172	$(10,601,137)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements and Unrealized depreciation on swap agreements.

Invesco V.I. Balanced-Risk Allocation Fund

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss)
Commodity risk	$(29,589,971)	$(17,797,642)
Interest rate risk	105,234,921	4,724,407
Market risk	23,399,186	(1,454,066)
Change in Unrealized Appreciation (Depreciation)
Commodity risk	(8,035,151)	(1,317,950)
Interest rate risk	25,841,272	523,560
Market risk	(16,286,087)	213,728
Total	$100,564,170	$(15,107,963)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$1,728,647,507	$254,378,854

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of assets presented in Consolidated Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount(a)
Fund
Goldman Sachs International	$737,288	$—	$737,288	$(331,891)	$—	$405,397

Subsidiary
J.P. Morgan Chase Bank, N.A.	52,721	(357)	52,364	(52,364)	—	—
Goldman Sachs International	736	(736)	—	—	—	—
Merrill Lynch International	126,535	(119,972)	6,563	(6,563)	—	—
Subtotal — Subsidiary	179,992	(121,065)	58,927	(58,927)	—	—
Total	$917,280	$(121,065)	$796,215	$(390,818)	$—	$405,397

Invesco V.I. Balanced-Risk Allocation Fund

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of liabilities presented in Consolidated Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount(a)
Subsidiary
Barclays Bank PLC	$232,365	$—	$232,365	$(232,365)	$—	$—
Canadian Imperial Bank of Commerce	494,162	—	494,162	(494,162)	—	—
Goldman Sachs International	866	(736)	130	—	—	130
J.P. Morgan Chase Bank, N.A.	357	(357)	—	—	—	—
Macquarie Bank Ltd.	8,434	—	8,434	(8,434)	—	—
Merrill Lynch International	119,972	(119,972)	—	—	—	—
Morgan Stanley Capital Services LLC	376,638	—	376,638	(299,034)	—	77,604
Total	$1,232,794	$(121,065)	$1,111,729	$(1,033,995)	$—	$77,734

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”)
Total assets	$229,840,129
Total liabilities	(1,107,595)
Net assets	228,732,534
Total investment income	119,421
Net investment income (loss)	(2,775,414)
Net realized gain (loss) from:
Investment securities	1,982,946
Futures contracts	(29,592,323)
Swap agreements	(17,797,643)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,224,337)
Futures contracts	(8,035,151)
Swap agreements	(1,317,950)
Net increase (decrease) in net assets resulting from operations	$(62,759,872)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$43,655,744	$54,852,811
Long-term capital gain	35,600,484	13,096,883
Total distributions	$79,256,228	$67,949,694

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$82,228,218
Undistributed long-term gain	47,606,334
Net unrealized appreciation (depreciation) — investments	(3,905,828)
Net unrealized appreciation — other investments	5,117,022
Temporary book/tax differences	(99,601)
Shares of beneficial interest	883,285,929
Total net assets	$1,014,232,074

The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $42,750,000 and $40,203,568, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $67,960,282 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,528
Aggregate unrealized (depreciation) of investment securities	(3,910,356)
Net unrealized appreciation (depreciation) of investment securities	$(3,905,828)

Cost of investments is the same for financial reporting and tax purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign futures, swap income and net operating losses, on December 31, 2014, undistributed net investment income (loss) was increased by $52,709,019, undistributed net realized gain was increased by $4,821,131 and shares of beneficial interest was decreased by $57,530,150. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	316,598	$4,028,214	207,164	$2,643,732
Series II	14,185,151	177,408,617	38,806,552	487,478,913

Issued as reinvestment of dividends:
Series I	48,615	588,237	34,804	427,741
Series II	6,566,610	78,667,991	5,534,502	67,520,918

Reacquired:
Series I	(155,787)	(1,970,745)	(343,623)	(4,331,023)
Series II	(50,545,455)	(611,641,295)	(39,055,450)	(481,328,088)
Net increase in share activity	(29,584,268)	$(352,918,981)	5,183,949	$72,412,193

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Consolidated Financial Highlights

The following schedule presents consolidated financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$12.30	$(0.08)	$0.80	$0.72	$—	$(0.72)	$(0.72)	$12.30	5.91%	$11,397	0.69	%(d)(e)	1.11	%(e)	(0.65	)%(e)	60%
Year ended 12/31/13	12.65	(0.08)	0.30	0.22	(0.21)	(0.36)	(0.57)	12.30	1.70	8,821	0.70		1.11		(0.65)		76
Year ended 12/31/12	11.53	(0.07)	1.34	1.27	(0.11)	(0.04)	(0.15)	12.65	10.98	10,354	0.70	(d)	1.15		(0.59)		188
Year ended 12/31/11(f)	13.09	(0.04)	1.28	1.24	(0.10)	(2.70)	(2.80)	11.53	11.00	4,472	0.71	(d)	1.22		(0.32)		142
Year ended 12/31/10(g)	12.00	0.10	1.15	1.25	(0.02)	(0.14)	(0.16)	13.09	10.57	17	0.89		1.29		0.88	(h)	444
Series II
Year ended 12/31/14	12.21	(0.12)	0.80	0.68	—	(0.72)	(0.72)	12.17	5.62	1,002,835	0.94	(d)(e)	1.36	(e)	(0.90	)(e)	60
Year ended 12/31/13	12.57	(0.11)	0.30	0.19	(0.19)	(0.36)	(0.55)	12.21	1.50	1,369,485	0.95		1.36		(0.90)		76
Year ended 12/31/12	11.49	(0.10)	1.32	1.22	(0.10)	(0.04)	(0.14)	12.57	10.64	1,343,806	0.95	(d)	1.40		(0.84)		188
Year ended 12/31/11(f)	13.05	(0.07)	1.27	1.20	(0.06)	(2.70)	(2.76)	11.49	10.61	257,898	0.96	(d)	1.47		(0.57)		142
Year ended 12/31/10(g)	12.10	0.07	1.04	1.11	(0.02)	(0.14)	(0.16)	13.05	9.32	75	1.14		1.54		0.59	(h)	444

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.02%, 0.02% and 0.04% for the years ended December 31, 2014, 2012 and 2011, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $9,681 and $1,291,099 for Series I and Series II shares, respectively.
(f)	Prior to May 2, 2011, the Fund operated as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the “Predecessor Fund”). On such date, holders of the Predecessor Fund’s Series I and Series II shares received Series I and Series II shares, respectively, of the Fund.
(g)	On June 1, 2010, the Class I and Class II shares of the Invesco Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio were reorganized into Series I and Series II shares, respectively, of the Predecessor Fund.
(h)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expenses absorbed for the year ended December 31, 2010 was 0.48% for Series I shares and 0.19% for Series II shares.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Balanced-Risk Allocation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$992.90	$3.42	$1,021.78	$3.47	0.68%
Series II	1,000.00	992.00	4.67	1,020.52	4.74	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$35,600,484
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.05%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Comstock Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VICOM-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Comstock Fund underperformed its style-specific benchmark, the Russell 1000 Value Index. Stock selection was the main driver of Fund performance for the reporting period, as portfolio construction is based solely on bottom-up stock selection.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	9.39%
Series II Shares	9.10
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 1000 Value Index‚ (Style-Specific Index)	13.45
Lipper VUF Large-Cap Value Funds Index■ (Peer Group Index)	10.83

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities.

Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the reporting period, most US equity market indexes delivered strong gains. Sector performance within the Russell 1000 Value Index was mixed for the reporting period, with some sectors, like information technology, utilities and health care returning over 20%, while other sectors, like materials and telecommunication services posted low single-digit returns. Energy was the only sector to post a negative return.

    Strong stock selection in, and underweight exposure to, the materials sector contributed to relative Fund performance. Notably, Alcoa had a large positive impact on absolute and relative Fund performance, returning almost 50% for the year. Also, having no exposure to mining stocks boosted Fund performance, as many mining companies’ margins and earnings were negatively affected by declines in the price of gold and other metals during 2014.

    Overweight exposure to the information technology sector, and stock selection within the sector, boosted Fund performance. Within the hardware and equipment industry, Hewlett-Packard was a clear contributor. Hewlett-Packard returned over 40% for the reporting period.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the fund’s non-US holdings were denominated.

    On the negative side, stock selection in and overweight exposure to the energy sector was the largest detractor for the reporting period, with most of the underperformance occurring from mid-September to year-end due to a sharp decline in the price of oil. In the oil services and equipment industry, Weatherford International was the largest absolute and relative detractor for the year, falling by more than 20%, after being a large contributor during the first two quarters of 2014. Also, not owning Exxon Mobil was a large detractor from Fund performance; the company was one of the few energy companies to post positive performance.

    Weak stock selection in the consumer discretionary sector also hurt Fund performance relative to our style-specific benchmark. Fund holdings such as media giant Viacom and automobile manufacturer General Motors posted negative returns. Investor confidence in General Motors eroded somewhat after the firm

Portfolio Composition
By sector
Financials	24.2%
Consumer Discretionary	17.0
Energy	14.7
Information Technology	12.4
Health Care	12.3
Industrials	6.8
Consumer Staples	4.6
Materials	1.7
Utilities	1.0
Telecommunication Services	0.9
Money Market Funds Plus Other Assets Less Liabilities	4.4

Top 10 Equity Holdings*
1. Citigroup Inc.	4.4%
2. JPMorgan Chase & Co.	3.1
3. General Electric Co.	2.5
4. Suncor Energy, Inc.	2.3
5. Royal Dutch Shell PLC- Class A-ADR	2.2
6. Carnival Corp.	2.1
7. Bank of America Corp.	1.9
8. Cisco Systems, Inc.	1.9
9. Merck & Co., Inc.	1.9
10. Wells Fargo & Co.	1.9

Top Five Industries*
1. Diversified Banks	11.7%
2. Pharmaceuticals	9.0
3. Integrated Oil & Gas	8.3
4. Movies & Entertainment	3.9
5. Systems Software	3.3

Total Net Assets	$2.2 billion

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Comstock Fund

announced a recall of faulty ignition switches after a 10-year delay.

    Weak stock selection in the health care sector also detracted from relative Fund performance. This was particularly true of Fund holdings in the pharmaceutical and biotech industries. Sanofi posted a double-digit negative return and was an absolute and relative detractor from Fund performance for the year.

    Stock selection in the financials sector also hurt our relative performance. Gains in holdings such as Allstate were offset by anemic returns from Citigroup, which disappointed investors by failing to pass the US Federal Reserve’s “stress test,” thereby preventing company management from raising its dividend early in the year.

    Having material underweight exposure to the utilities sector detracted from our relative performance, as utilities was one of the best performing sectors of the Russell 1000 Value Index during the reporting period.

    Although the Fund was underweight the financials sector and overweight the energy sector compared to our style-specific benchmark at the close of the year, we have a favorable view of large diversified financial companies and have been adding to our positions in the energy sector. The Fund’s exposure to each sector has a higher beta than the benchmark.1 Therefore, the Fund may be more sensitive to broad moves within these sectors for the foreseeable future.

    Strong equity market returns over the past few years are making it ever more important to focus on valuations and stock selection through intense fundamental analysis. As value managers, we believe the very low earnings expectations that characterize most holdings in the portfolio, combined with historically attractive valuations, may provide downside protection in a volatile equity market.

    Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

1	Beta is a measure of risk representing how a security is expected to respond to general market movements.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Comstock Fund.
He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Devin Armstrong Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Matt Seinsheimer Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James Warwick Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (4/30/99)	7.17%
10 Years	7.11
5 Years	15.09
1 Year	9.39

Series II Shares
Inception (9/18/00)	7.28%
10 Years	6.85
5 Years	14.79
1 Year	9.10

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect

Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.84% and 1.09%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

Invesco V.I. Comstock Fund

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including

REITs or similar structures, tend to be small-and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Invesco V.I. Comstock Fund

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–95.60%
Aerospace & Defense–2.08%
Honeywell International Inc.	170,847	$17,071,032
Textron Inc.	671,237	28,265,790
		45,336,822

Aluminum–0.81%
Alcoa Inc.	1,117,804	17,650,125

Apparel, Accessories & Luxury Goods–0.47%
Fossil Group, Inc.(b)	91,939	10,181,325

Application Software–1.34%
Autodesk, Inc.(b)	159,502	9,579,690
Citrix Systems, Inc.(b)	308,249	19,666,286
		29,245,976

Asset Management & Custody Banks–3.21%
Bank of New York Mellon Corp. (The)	805,076	32,661,933
State Street Corp.	476,118	37,375,263
		70,037,196

Auto Parts & Equipment–1.68%
Johnson Controls, Inc.	758,917	36,686,048

Automobile Manufacturers–1.84%
General Motors Co.	1,146,765	40,033,566

Broadcasting–0.46%
CBS Corp.–Class B	179,747	9,947,199

Cable & Satellite–2.77%
Comcast Corp.–Class A	547,688	31,771,381
Time Warner Cable Inc.	188,138	28,608,264
		60,379,645

Communications Equipment–1.94%
Cisco Systems, Inc.	1,520,490	42,292,429

Department Stores–1.45%
Kohl’s Corp.	516,276	31,513,487

Diversified Banks–11.73%
Bank of America Corp.	2,366,183	42,331,014
Citigroup Inc.	1,767,353	95,631,471
JPMorgan Chase & Co.	1,080,550	67,620,819
U.S. Bancorp	194,062	8,723,087
Wells Fargo & Co.	753,875	41,327,427
		255,633,818

Drug Retail–0.91%
CVS Health Corp.	205,834	19,823,873

Electric Utilities–0.52%
FirstEnergy Corp.	290,374	11,321,682

	Shares	Value
Electrical Components & Equipment–0.97%
Emerson Electric Co.	342,452	$21,139,562

Electronic Components–0.93%
Corning Inc.	880,033	20,179,157

General Merchandise Stores–1.04%
Target Corp.	299,095	22,704,302

Health Care Equipment–0.65%
Medtronic, Inc.	197,387	14,251,341

Health Care Services–0.79%
Express Scripts Holding Co.(b)	204,220	17,291,307

Hotels, Resorts & Cruise Lines–2.14%
Carnival Corp.	1,028,046	46,601,325

Housewares & Specialties–0.70%
Newell Rubbermaid Inc.	399,981	15,235,276

Hypermarkets & Super Centers–0.66%
Wal-Mart Stores, Inc.	168,604	14,479,712

Industrial Conglomerates–2.47%
General Electric Co.	2,133,015	53,901,289

Industrial Machinery–1.32%
Ingersoll-Rand PLC	452,605	28,690,631

Integrated Oil & Gas–8.34%
BP PLC–ADR (United Kingdom)	987,243	37,633,703
Chevron Corp.	223,190	25,037,454
Occidental Petroleum Corp.	257,471	20,754,737
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	715,347	47,892,482
Suncor Energy, Inc. (Canada)	1,587,046	50,436,322
		181,754,698

Integrated Telecommunication Services–1.45%
Verizon Communications Inc.	393,335	18,400,211
Vivendi S.A. (France)	530,335	13,229,835
		31,630,046

Internet Software & Services–2.28%
eBay Inc.(b)	655,431	36,782,788
Yahoo! Inc.(b)	253,833	12,821,105
		49,603,893

Investment Banking & Brokerage–2.79%
Goldman Sachs Group, Inc. (The)	119,888	23,237,891
Morgan Stanley	967,169	37,526,157
		60,764,048

Life & Health Insurance–2.31%
Aflac, Inc.	300,460	18,355,102
MetLife, Inc.	589,693	31,896,494
		50,251,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value
Managed Health Care–1.85%
Anthem, Inc.	197,929	$24,873,737
UnitedHealth Group Inc.	152,075	15,373,262
		40,246,999

Movies & Entertainment–3.86%
Time Warner Inc.	168,626	14,404,033
Twenty-First Century Fox, Inc.–Class B	805,240	29,705,303
Viacom Inc.–Class B	532,347	40,059,112
		84,168,448

Multi-Utilities–0.49%
PG&E Corp.	198,884	10,588,584

Oil & Gas Drilling–0.64%
Noble Corp. PLC	845,044	14,002,379

Oil & Gas Equipment & Services–2.59%
Halliburton Co.	475,673	18,708,219
Weatherford International PLC(b)	3,292,326	37,697,133
		56,405,352

Oil & Gas Exploration & Production–3.07%
California Resources Corp.(b)	102,987	567,458
Devon Energy Corp.	367,904	22,519,404
Murphy Oil Corp.	507,508	25,639,304
QEP Resources Inc.	903,093	18,260,541
		66,986,707

Packaged Foods & Meats–3.04%
ConAgra Foods, Inc.	988,557	35,864,848
Mondelez International Inc.–Class A	422,847	15,359,918
Unilever N.V.–New York Shares (United Kingdom)	386,532	15,090,209
		66,314,975

Paper Products–0.93%
International Paper Co.	376,079	20,150,313

Pharmaceuticals–9.00%
AbbVie Inc.	251,869	16,482,307
Bristol-Myers Squibb Co.	317,563	18,745,744

	Shares	Value
Pharmaceuticals–(continued)
GlaxoSmithKline PLC–ADR (United Kingdom)	186,813	$7,984,388
Merck & Co., Inc.	732,347	41,589,986
Novartis AG (Switzerland)	377,836	34,752,122
Pfizer Inc.	1,047,683	32,635,325
Roche Holding AG–ADR (Switzerland)	505,271	17,155,517
Sanofi–ADR (France)	586,691	26,758,977
		196,104,366

Property & Casualty Insurance–1.44%
Allstate Corp. (The)	445,940	31,327,285

Regional Banks–2.71%
Fifth Third Bancorp	1,185,311	24,150,712
PNC Financial Services Group, Inc. (The)	381,589	34,812,364
		58,963,076

Semiconductors–1.10%
Intel Corp.	658,242	23,887,602

Systems Software–3.29%
Microsoft Corp.	855,263	39,726,967
Symantec Corp.	1,247,689	32,009,461
		71,736,428

Technology Hardware, Storage & Peripherals–1.54%
Hewlett-Packard Co.	834,929	33,505,701
Total Common Stocks & Other Equity Interests (Cost $1,698,999,398)		2,082,949,589

Money Market Funds–5.18%
Liquid Assets Portfolio– Institutional Class(c)	56,457,501	56,457,501
Premier Portfolio–Institutional Class(c)	56,457,500	56,457,500
Total Money Market Funds (Cost $112,915,001)		112,915,001
TOTAL INVESTMENTS–100.78% (Cost $1,811,914,399)		2,195,864,590
OTHER ASSETS LESS LIABILITIES–(0.78)%		(16,911,574)
NET ASSETS–100.00%		$2,178,953,016

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $1,698,999,398)	$2,082,949,589
Investments in affiliated money market funds, at value and cost	112,915,001
Total investments, at value (Cost $1,811,914,399)	2,195,864,590
Cash	115,647
Foreign currencies, at value (Cost $189)	188
Receivable for:
Fund shares sold	655,551
Dividends	2,984,834
Fund expenses absorbed	10,962
Investment for trustee deferred compensation and retirement plans	183,626
Forward foreign currency contracts outstanding	3,700,100
Total assets	2,203,515,498

Liabilities:
Payable for:
Fund shares reacquired	21,860,560
Accrued fees to affiliates	2,441,561
Accrued trustees’ and officers’ fees and benefits	1,120
Accrued other operating expenses	44,967
Trustee deferred compensation and retirement plans	214,274
Total liabilities	24,562,482
Net assets applicable to shares outstanding	$2,178,953,016

Net assets consist of:
Shares of beneficial interest	$1,757,888,266
Undistributed net investment income	32,694,287
Undistributed net realized gain	752,607
Net unrealized appreciation	387,617,856
$2,178,953,016

Net Assets:
Series I	$338,158,949
Series II	$1,840,794,067

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	17,647,077
Series II	96,464,243
Series I:
Net asset value per share	$19.16
Series II:
Net asset value per share	$19.08

Investment income:
Dividends (net of foreign withholding taxes of $1,056,099)	$55,066,166
Dividends from affiliated money market funds	18,422
Total investment income	55,084,588

Expenses:
Advisory fees	12,334,879
Administrative services fees	5,656,378
Custodian fees	86,235
Distribution fees — Series II	4,672,537
Transfer agent fees	37,048
Trustees’ and officers’ fees and benefits	56,243
Other	100,986
Total expenses	22,944,306
Less: Fees waived	(1,207,144)
Net expenses	21,737,162
Net investment income	33,347,426

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	243,586,850
Foreign currencies	(25,816)
Forward foreign currency contracts	17,012,372
260,573,406
Change in net unrealized appreciation (depreciation) of:
Investment securities	(106,133,655)
Foreign currencies	(39,363)
Forward foreign currency contracts	4,315,474
(101,857,544)
Net realized and unrealized gain	158,715,862
Net increase in net assets resulting from operations	$192,063,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$33,347,426	$24,032,151
Net realized gain	260,573,406	153,555,605
Change in net unrealized appreciation (depreciation)	(101,857,544)	454,948,048
Net increase in net assets resulting from operations	192,063,288	632,535,804

Distributions to shareholders from net investment income:
Series I	(4,492,631)	(4,795,702)
Series ll	(20,122,085)	(25,448,903)
Total distributions from net investment income	(24,614,716)	(30,244,605)

Share transactions–net:
Series l	1,255,194	(21,202,269)
Series ll	(217,613,521)	(244,847,685)
Net increase (decrease) in net assets resulting from share transactions	(216,358,327)	(266,049,954)
Net increase (decrease) in net assets	(48,909,755)	336,241,245

Net assets:
Beginning of year	2,227,862,771	1,891,621,526
End of year (includes undistributed net investment income of $32,694,287 and $23,909,284, respectively)	$2,178,953,016	$2,227,862,771

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Comstock Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Comstock Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2016. The fee waiver agreement cannot be terminated during its term.

Invesco V.I. Comstock Fund

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $1,207,144.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $440,643 for accounting and fund administrative services and reimbursed $5,215,735 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,147,882,633	$47,981,957	$—	$2,195,864,590
Forward Foreign Currency Contracts*	—	3,700,100	—	3,700,100
Total Investments	$2,147,882,633	$51,682,057	$—	$2,199,564,690

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$3,700,100	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Invesco V.I. Comstock Fund

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$17,012,372
Change in Unrealized Appreciation:
Currency risk	4,315,474
Total	$21,327,846

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$223,368,365

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
01/16/15	Barclays Bank PLC	CAD	11,136,734	USD	9,652,975	$9,582,613	$70,362
01/16/15	Canadian Imperial Bank of Commerce	CAD	11,136,733	USD	9,655,150	9,582,612	72,538
01/16/15	Deutsche Bank Securities Inc.	CAD	11,136,734	USD	9,649,906	9,582,613	67,293
01/16/15	Goldman Sachs International	CAD	11,136,734	USD	9,648,543	9,582,613	65,930
01/16/15	Barclays Bank PLC	CHF	11,480,359	USD	11,837,008	11,551,587	285,421
01/16/15	Canadian Imperial Bank of Commerce	CHF	11,480,359	USD	11,839,816	11,551,588	288,228
01/16/15	Deutsche Bank Securities Inc.	CHF	11,480,359	USD	11,837,057	11,551,588	285,469
01/16/15	Goldman Sachs International	CHF	11,480,359	USD	11,837,740	11,551,587	286,153
01/16/15	Canadian Imperial Bank of Commerce	EUR	17,218,598	USD	21,335,565	20,839,403	496,162
01/16/15	Deutsche Bank Securities Inc.	EUR	17,218,598	USD	21,333,482	20,839,403	494,079
01/16/15	Goldman Sachs International	EUR	17,218,598	USD	21,339,525	20,839,403	500,122
01/16/15	RBC Capital Markets Corp.	EUR	17,218,598	USD	21,333,378	20,839,403	493,975
01/16/15	Barclays Bank PLC	GBP	6,273,281	USD	9,851,278	9,777,079	74,199
01/16/15	Canadian Imperial Bank of Commerce	GBP	6,273,280	USD	9,850,524	9,777,078	73,446
01/16/15	Deutsche Bank Securities Inc.	GBP	6,273,280	USD	9,850,637	9,777,078	73,559
01/16/15	Goldman Sachs International	GBP	6,273,280	USD	9,850,241	9,777,077	73,164
Total open forward foreign currency contracts — Currency Risk							$3,700,100

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Comstock Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Barclays Bank PLC	$429,982	$—	$429,982	$—	$—	$429,982
Canadian Imperial Bank of Commerce	930,374	—	930,374	—	—	930,374
Deutsche Bank Securities Inc.	920,400	—	920,400	—	—	920,400
Goldman Sachs International	925,369	—	925,369	—	—	925,369
RBC Capital Markets Corp.	493,975	—	493,975	—	—	493,975
Total	$3,700,100	$—	$3,700,100	$—	$—	$3,700,100

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$24,614,716	$30,244,605

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$32,902,663
Undistributed long-term gain	5,603,863
Net unrealized appreciation — investments	382,799,034
Net unrealized appreciation (depreciation) — other investments	(32,434)
Temporary book/tax differences	(208,376)
Shares of beneficial interest	1,757,888,266
Total net assets	$2,178,953,016

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $258,810,033 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2014.

Invesco V.I. Comstock Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $419,345,545 and $659,964,976, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$481,699,118
Aggregate unrealized (depreciation) of investment securities	(98,900,084)
Net unrealized appreciation of investment securities	$382,799,034

Cost of investments for tax purposes is $1,813,065,556.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on December 31, 2014, undistributed net investment income was increased by $52,293 and undistributed net realized gain was decreased by $52,293. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	4,721,043	$87,225,388	1,838,995	$28,829,985
Series II	5,163,219	94,533,512	6,957,139	109,015,706

Issued as reinvestment of dividends:
Series I	239,991	4,492,632	296,764	4,795,702
Series II	1,078,354	20,122,085	1,579,696	25,448,903

Reacquired:
Series I	(4,881,994)	(90,462,826)	(3,486,962)	(54,827,956)
Series II	(18,159,674)	(332,269,118)	(24,285,108)	(379,312,294)
Net increase (decrease) in share activity	(11,839,061)	$(216,358,327)	(17,099,476)	$(266,049,954)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I(d)
Year ended 12/31/14	$17.75	$0.32	$1.34	$1.66	$(0.25)	$—	$(0.25)	$19.16	9.39%	$338,159	0.78	%(e)	0.83	%(e)	1.73	%(e)	19%
Year ended 12/31/13	13.27	0.22	4.53	4.75	(0.27)	—	(0.27)	17.75	35.97	311,837	0.76		0.84		1.36		11
Year ended 12/31/12	11.32	0.23	1.94	2.17	(0.22)	—	(0.22)	13.27	19.23	250,995	0.67		0.85		1.81		14
Year ended 12/31/11	11.71	0.20	(0.40)	(0.20)	(0.19)	—	(0.19)	11.32	(1.84)	262,319	0.62		0.80		1.75		24
Year ended 12/31/10	10.11	0.17	1.44	1.61	(0.01)	(0.00)	(0.01)	11.71	15.98	223,354	0.61		0.73		1.58		21
Series II(d)
Year ended 12/31/14	17.68	0.27	1.33	1.60	(0.20)	—	(0.20)	19.08	9.10	1,840,794	1.03	(e)	1.08	(e)	1.48	(e)	19
Year ended 12/31/13	13.22	0.17	4.52	4.69	(0.23)	—	(0.23)	17.68	35.65	1,916,026	1.01		1.09		1.11		11
Year ended 12/31/12	11.28	0.19	1.94	2.13	(0.19)	—	(0.19)	13.22	18.92	1,640,627	0.92		1.10		1.56		14
Year ended 12/31/11	11.67	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)	11.28	(2.11)	1,528,067	0.87		1.05		1.50		24
Year ended 12/31/10	10.10	0.14	1.44	1.58	(0.01)	(0.00)	(0.01)	11.67	15.70	1,664,751	0.86		0.98		1.32		21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $21,084,025 and sold of $6,434,519 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Value Fund into the Fund.
(d)	On June 1, 2010, the Class I and Class II shares of the Predecessor Fund were reorganized into Series I and Series II shares, respectively of the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $328,236 and $1,869,015 for Series I and Series II shares, respectively.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	1,026.20	$3.97	$1,021.29	$3.96	0.78%
Series II	1,000.00	1,024.90	5.24	1,020.03	5.23	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VICEQ-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Core Equity Fund’s returns were positive, with investments in the consumer staples and telecommunication services sectors making the strongest impact on results. The Fund lagged its broad market benchmark, the S&P 500 Index, and its style-specific benchmark, the Russell 1000 Index. Investments in the industrials, health care and consumer discretionary sectors were the largest detractors from the Fund’s results relative to its style-specific benchmark. The Fund’s allocation to cash also tempered results for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	8.14%
Series II Shares	7.85
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 1000 Index‚ (Style-Specific Index)	13.24
Lipper VUF Large-Cap Core Funds Index■ (Peer Group Index)	11.58

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, with all sectors of the S&P 500 Index posting gains, with the exception of the energy sector, which was negative. The utilities sector had the highest return of any sector.

    Hospital operator HCA Holdings was the top contributor during the reporting period. HCA owns and operates approximately 165 hospitals and approximately 115 free-standing surgery centers in the US and the

UK. Citing higher patient admissions and benefits from the Affordable Care Act, HCA reported better-than-expected earnings during the year, while raising its earnings outlook for the full year.

    Also contributing to Fund results for the reporting period was Celgene, a biopharmaceutical company engaged in the research, development and commercialization of therapies designed to treat cancer and immune-inflammatory related diseases. Celgene outperformed during the reporting period due to general strength in the biotechnology group, as well as a good earnings report and growing evidence that patent issues affecting a key drug will be settled.

    Allergan was another significant contributor to performance relative to the Fund’s style-specific index. Allergan is a multi-specialty health care company focusing on research, development and distribution of various pharmaceutical and medical device products. During the reporting period, the specialty health care company, best known as the maker of Botox, received a hostile takeover offer from Valeant Pharmaceuticals (not a Fund holding). We sold our holding in Allergan before the close of the reporting period.

    The industrials sector was one of the largest detractors for the reporting period. Within this sector, Sandvik, an industrial company that manufactures engineering tools for metal cutting, mining and construction equipment was the largest detractor. The company reported disappointing earnings due to weakness in the mining industry.

    Also hampering Fund performance was Sanofi. The company reported weakening US sales of Lantus, its insulin drug for the treatment of diabetes. Additionally, toward the end of the year, the company

Portfolio Composition
By sector

Information Technology	19.1%
Health Care	18.0
Financials	15.8
Consumer Discretionary	11.9
Industrials	10.6
Energy	7.4
Consumer Staples	4.0
Utilities	1.2
Telecommunication Services	1.1
Materials	1.0
Money Market Funds
Plus Other Assets Less Liabilities	9.9

Top 10 Equity Holdings*

1. Berkshire Hathaway Inc.- Class A	2.8%
2. American Express Co.	2.7
3. TE Connectivity Ltd.	2.6
4. Northern Trust Corp.	2.4
5. Marsh & McLennan Cos., Inc.	2.2
6. QUALCOMM, Inc.	2.2
7. Taiwan Semiconductor Manufacturing Co. Ltd.	2.1
8. Express Scripts Holding Co.	2.1
9. Analog Devices, Inc.	2.0
10. Celgene Corp.	2.0

Top Five Industries*

1. Pharmaceuticals	8.9%
2. Industrial Machinery	6.3
3. Communications Equipment	4.7
4. Semiconductors	4.1
5. Oil & Gas Exploration & Production	3.5

Total Net Assets	$1.3 billion

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Core Equity Fund

ousted its chief executive officer in a move that surprised many investors and precipitated a sharp sell-off.

    Other notable detractors such as Halliburton and Weatherford were significantly impacted by the sharp decline in oil prices, as the energy sector was the worst-performing sector for 2014 on an absolute basis. We sold our holding in Weatherford before the close of the reporting period.

    During the reporting period, we reduced our exposure to the consumer staples and information technology sectors. We slightly increased our exposure to the consumer discretionary sector, though at the close of the year the Fund remained underweight compared to its style-specific benchmark in this sector. At the end of the reporting period, the industrials sector was our largest overweight position relative to the Russell 1000 Index. Our largest underweight position was in the consumer staples sector.

    Regardless of market conditions, our goal for Invesco V.I. Core Equity Fund remains the same: to serve as a conservative cornerstone for your investment portfolio. We seek to provide attractive upside participation with strong potential downside protection, so that over a full market cycle the Fund may deliver superior investment results with the potential for reduced risk and a smoother investor experience.

    As always, we thank you for your continued investment in Invesco V.I. Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s global core equity team, is lead manager of Invesco V.I. Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Equity Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara. Assisted by the Global Core Equity Team

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/2/94)	8.52%
10 Years	7.58
5 Years	11.75
1 Year	8.14

Series II Shares
Inception (10/24/01)	7.03%
10 Years	7.31
5 Years	11.47
1 Year	7.85

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.90% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.92% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–90.09%
Advertising–1.05%
Publicis Groupe S.A. (France)	187,822	$13,452,963

Apparel, Accessories & Luxury Goods–2.60%
Hermes International (France)	3,774	1,346,327
LVMH Moet Hennessy Louis Vuitton S.A. (France)	77,377	12,236,444
Prada S.p.A. (Italy)	975,400	5,528,181
PVH Corp.	110,505	14,163,426
		33,274,378

Asset Management & Custody Banks–2.42%
Northern Trust Corp.	460,721	31,052,595

Auto Parts & Equipment–1.19%
Johnson Controls, Inc.	315,617	15,256,926

Biotechnology–2.70%
Celgene Corp.(b)	233,474	26,116,401
Gilead Sciences, Inc.(b)	89,476	8,434,008
		34,550,409

Brewers–1.08%
Molson Coors Brewing Co.–Class B	184,991	13,785,529

Cable & Satellite–1.06%
Comcast Corp.–Class A	234,280	13,590,583

Casinos & Gaming–1.07%
Las Vegas Sands Corp.	236,574	13,759,144

Communications Equipment–4.70%
Cisco Systems, Inc.	584,320	16,252,861
F5 Networks, Inc.(b)	122,471	15,978,179
QUALCOMM, Inc.	376,658	27,996,989
		60,228,029

Construction Machinery & Heavy Trucks–0.67%
Caterpillar Inc.	93,239	8,534,166

Consumer Finance–2.67%
American Express Co.	368,363	34,272,494

Department Stores–1.51%
Macy’s, Inc.	294,448	19,359,956

Distillers & Vintners–1.16%
Diageo PLC (United Kingdom)	517,521	14,844,040

Diversified Banks–1.46%
U.S. Bancorp	415,308	18,668,095

Electric Utilities–1.16%
Duke Energy Corp.	177,824	14,855,417

Electrical Components & Equipment–1.05%
Eaton Corp. PLC(b)	197,796	13,442,216

	Shares	Value
Electronic Equipment & Instruments–0.38%
Keysight Technologies, Inc.(b)	145,592	$4,916,642

Electronic Manufacturing Services–2.61%
TE Connectivity Ltd. (Switzerland)	527,911	33,390,371

Food Retail–0.75%
Kroger Co. (The)	150,696	9,676,190

Health Care Facilities–1.89%
HCA Holdings, Inc.(b)	330,827	24,279,394

Health Care Services–2.06%
Express Scripts Holding Co.(b)	312,306	26,442,949

Heavy Electrical Equipment–1.43%
ABB Ltd. (Switzerland)	867,019	18,340,766

Home Improvement Retail–1.33%
Lowe’s Cos., Inc.	247,670	17,039,696

Industrial Machinery–6.32%
FANUC Corp. (Japan)	26,000	4,291,721
Illinois Tool Works Inc.	178,076	16,863,797
Parker Hannifin Corp.	120,618	15,553,691
Sandvik AB (Sweden)	1,182,196	11,510,899
SKF AB–Class B (Sweden)	830,277	17,466,843
Stanley Black & Decker Inc.	159,432	15,318,227
		81,005,178

Insurance Brokers–2.21%
Marsh & McLennan Cos., Inc.	493,879	28,269,634

Integrated Oil & Gas–0.57%
Chevron Corp.	65,414	7,338,143

Investment Banking & Brokerage–1.16%
Charles Schwab Corp. (The)	490,975	14,822,535

IT Consulting & Other Services–1.66%
International Business Machines Corp.	132,589	21,272,579

Life Sciences Tools & Services–2.49%
Agilent Technologies, Inc.	291,185	11,921,114
Thermo Fisher Scientific, Inc.	159,746	20,014,576
		31,935,690

Movies & Entertainment–0.87%
Twenty-First Century Fox, Inc.–Class A	290,845	11,169,902

Multi-Sector Holdings–2.77%
Berkshire Hathaway Inc.–Class A(b)	157	35,482,000

Oil & Gas Equipment & Services–3.31%
Cameron International Corp.(b)	314,882	15,728,356
Halliburton Co.	369,384	14,527,873
Schlumberger Ltd.	143,150	12,226,441
		42,482,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value
Oil & Gas Exploration & Production–3.54%
Anadarko Petroleum Corp.	177,458	$14,640,285
EOG Resources, Inc.	215,814	19,869,995
Pioneer Natural Resources Co.	72,832	10,841,043
		45,351,323

Packaged Foods & Meats–1.04%
Danone (France)	202,978	13,353,760

Paper Products–1.01%
International Paper Co.	241,225	12,924,836

Pharmaceuticals–8.85%
Bayer AG (Germany)	97,314	13,306,843
GlaxoSmithKline PLC–ADR (United Kingdom)	338,356	14,461,335
Merck & Co., Inc.	328,981	18,682,831
Roche Holding AG (Switzerland)	71,522	19,387,306
Sanofi–ADR (France)	351,990	16,054,264
Shire PLC–ADR (Ireland)	68,133	14,480,988
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	296,702	17,063,332
		113,436,899

Property & Casualty Insurance–3.11%
Allstate Corp. (The)	196,196	13,782,769
Progressive Corp. (The)	965,472	26,058,089
		39,840,858

Railroads–2.35%
Norfolk Southern Corp.	110,365	12,097,108
Union Pacific Corp.	151,326	18,027,466
		30,124,574

Semiconductor Equipment–1.64%
Applied Materials, Inc.	462,122	11,516,080
KLA–Tencor Corp.	134,659	9,469,221
		20,985,301

	Shares	Value
Semiconductors–4.12%
Analog Devices, Inc.	471,838	$26,196,446
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,047,823	26,641,889
		52,838,335

Systems Software–2.39%
Microsoft Corp.	343,026	15,933,557
Oracle Corp.	325,909	14,656,128
		30,589,685

Technology Hardware, Storage & Peripherals–1.61%
EMC Corp.	694,137	20,643,634

Trading Companies & Distributors–0.02%
Veritiv Corp.(b)	4,611	239,172

Wireless Telecommunication Services–1.05%
Vodafone Group PLC–ADR (United Kingdom)	394,360	13,475,281
Total Common Stocks & Other Equity Interests (Cost $806,173,781)		1,154,594,937

Money Market Funds–9.79%
Liquid Assets Portfolio–Institutional Class(c)	62,730,082	62,730,082
Premier Portfolio–Institutional Class(c)	62,730,082	62,730,082
Total Money Market Funds (Cost $125,460,164)		125,460,164
TOTAL INVESTMENTS–99.88% (Cost $931,633,945)		1,280,055,101
OTHER ASSETS LESS LIABILITIES–0.12%		1,569,259
NET ASSETS–100.00%		$1,281,624,360

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $806,173,781)	$1,154,594,937
Investments in affiliated money market funds, at value and cost	125,460,164
Total investments, at value (Cost $931,633,945)	1,280,055,101
Foreign currencies, at value (Cost $1,879,118)	1,698,891
Receivable for:
Fund shares sold	268,506
Dividends	1,554,915
Investment for trustee deferred compensation and retirement plans	438,855
Other assets	16,324
Total assets	1,284,032,592

Liabilities:
Payable for:
Fund shares reacquired	946,258
Accrued fees to affiliates	905,110
Accrued trustees’ and officers’ fees and benefits	754
Accrued other operating expenses	51,051
Trustee deferred compensation and retirement plans	505,059
Total liabilities	2,408,232
Net assets applicable to shares outstanding	$1,281,624,360

Net assets consist of:
Shares of beneficial interest	$802,376,089
Undistributed net investment income	12,093,366
Undistributed net realized gain	118,939,970
Net unrealized appreciation	348,214,935
$1,281,624,360

Net Assets:
Series I	$1,096,218,573
Series II	$185,405,787

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	26,738,331
Series II	4,574,310
Series I:
Net asset value per share	$41.00
Series II:
Net asset value per share	$40.53

Investment income:
Dividends (net of foreign withholding taxes of $1,034,115)	$24,669,861
Dividends from affiliated money market funds	63,485
Interest	26,376
Total investment income	24,759,722

Expenses:
Advisory fees	8,003,098
Administrative services fees	3,493,862
Custodian fees	124,062
Distribution fees — Series II	432,928
Transfer agent fees	81,772
Trustees’ and officers’ fees and benefits	53,270
Other	106,395
Total expenses	12,295,387
Less: Fees waived	(242,203)
Net expenses	12,053,184
Net investment income	12,706,538

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	122,893,233
Foreign currencies	(72,367)
122,820,866
Change in net unrealized appreciation (depreciation) of:
Investment securities	(33,486,568)
Foreign currencies	(207,769)
(33,694,337)
Net realized and unrealized gain	89,126,529
Net increase in net assets resulting from operations	$101,833,067

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$12,706,538	$10,753,222
Net realized gain	122,820,866	105,331,945
Change in net unrealized appreciation (depreciation)	(33,694,337)	200,766,398
Net increase in net assets resulting from operations	101,833,067	316,851,565

Distributions to shareholders from net investment income:
Series I	(9,589,714)	(15,433,838)
Series ll	(1,212,906)	(1,757,717)
Total distributions from net investment income	(10,802,620)	(17,191,555)

Distributions to shareholders from net realized gains:
Series l	(5,354,120)	—
Series ll	(863,267)	—
Total distributions from net realized gains	(6,217,387)	—

Share transactions–net:
Series l	(144,895,006)	(134,770,231)
Series ll	15,983,835	17,964,440
Net increase (decrease) in net assets resulting from share transactions	(128,911,171)	(116,805,791)
Net increase (decrease) in net assets	(44,098,111)	182,854,219

Net assets:
Beginning of year	1,325,722,471	1,142,868,252
End of year (includes undistributed net investment income of $12,093,366 and $10,258,645, respectively)	$1,281,624,360	$1,325,722,471

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Core Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive

Invesco V.I. Core Equity Fund

advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $242,203.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $306,994 for accounting and fund administrative services and reimbursed $3,186,868 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $1,328 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,128,528,470	$151,526,631	$—	$1,280,055,101

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Core Equity Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$10,802,620	$17,191,555
Long-term capital gain	6,217,387	—
Total distributions	$17,020,007	$17,191,555

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$17,567,561
Undistributed long-term gain	117,328,499
Net unrealized appreciation — investments	344,488,581
Net unrealized appreciation — other investments	349,246
Temporary book/tax differences	(485,616)
Shares of beneficial interest	802,376,089
Total net assets	$1,281,624,360

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $398,403,797 and $465,786,357, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$365,789,369
Aggregate unrealized (depreciation) of investment securities	(21,300,788)
Net unrealized appreciation of investment securities	$344,488,581

Cost of investments for tax purposes is $935,566,520.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2014, undistributed net investment income was decreased by $69,197 and undistributed net realized gain was increased by $69,197. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Core Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	867,189	$35,223,181	1,238,342	$43,467,088
Series II	844,518	33,538,747	1,014,754	35,054,079

Issued as reinvestment of dividends:
Series I	367,532	14,921,814	428,004	15,433,838
Series II	51,685	2,076,173	49,236	1,757,717

Reacquired:
Series I	(4,860,851)	(195,040,001)	(5,596,646)	(193,671,157)
Series II	(495,254)	(19,631,085)	(548,495)	(18,847,356)
Net increase (decrease) in share activity	(3,225,181)	$(128,911,171)	(3,414,805)	$(116,805,791)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$38.43	$0.40	$2.72	$3.12	$(0.35)	$(0.20)	$(0.55)	$41.00	8.12%	$1,096,219	0.88	%(d)	0.90	%(d)	1.01	%(d)	35%
Year ended 12/31/13	30.14	0.31	8.47	8.78	(0.49)	—	(0.49)	38.43	29.25	1,167,023	0.88		0.90		0.89		25
Year ended 12/31/12	26.72	0.37	3.34	3.71	(0.29)	—	(0.29)	30.14	13.88	1,033,655	0.88		0.90		1.29		44
Year ended 12/31/11	27.03	0.24	(0.28)	(0.04)	(0.27)	—	(0.27)	26.72	(0.06)	1,091,171	0.87		0.89		0.86		35
Year ended 12/31/10	24.92	0.22	2.14	2.36	(0.25)	—	(0.25)	27.03	9.56	1,345,658	0.87		0.89		0.87		47
Series II
Year ended 12/31/14	38.03	0.30	2.67	2.97	(0.27)	(0.20)	(0.47)	40.53	7.82	185,406	1.13	(d)	1.15	(d)	0.76	(d)	35
Year ended 12/31/13	29.86	0.22	8.39	8.61	(0.44)	—	(0.44)	38.03	28.94	158,700	1.13		1.15		0.64		25
Year ended 12/31/12	26.51	0.30	3.31	3.61	(0.26)	—	(0.26)	29.86	13.61	109,213	1.13		1.15		1.04		44
Year ended 12/31/11	26.82	0.17	(0.27)	(0.10)	(0.21)	—	(0.21)	26.51	(0.29)	51,132	1.12		1.14		0.61		35
Year ended 12/31/10	24.75	0.15	2.12	2.27	(0.20)	—	(0.20)	26.82	9.25	35,025	1.12		1.14		0.62		47

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,139,845 and $173,171 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$996.90	$4.48	$1,020.72	$4.53	0.89%
Series II	1,000.00	995.70	5.73	1,019.46	5.80	1.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,217,387
Corporate Dividends Received Deduction*	99.95%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDDI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Diversified Dividend Fund delivered positive returns and performed in line with its broad market and style-specific indexes. The Fund’s returns were largely driven by strength in utility, consumer staples and industrial stocks. Energy was the worst-performing sector in regard to absolute returns, but the Fund’s underweight exposure and positive stock selection in the sector helped returns versus the Russell 1000 Value Index. Relative results were hurt by select holdings in the consumer discretionary sector and the Fund’s underweight exposure to the information technology and financials sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	12.83%
Series II Shares	12.54
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 1000 Value Index‚ (Style-Specific Index)	13.45
Lipper VUF Large-Cap Value Fund Index■ (Peer Group Index)	10.83

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2014, major US stock market indexes posted double-digit gains. While corporate earnings were generally resilient throughout the year, driven by strong profitability across many sectors, investors worried about signs of economic weakness across Europe and many emerging markets.

    During the year, our total return approach continued to emphasize long-term capital appreciation, current income and capital preservation. We believe the Fund may serve as an equity foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments. As always, we continued to look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We performed extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk, to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe this process may provide a valuable combination of dividend income, price appreciation and capital preservation. Also during the year, we maintained a rigorous sell discipline and considered selling or trimming stocks that no longer met our investment criteria.

    The Fund’s investments in the utilities sector performed well during the year and made the largest contribution to returns. Exelon was among the top contributors to Fund performance. The company announced its intent to acquire Pepco Holdings, also held by the Fund. The combined company would increase the integrated utility’s regulated earnings. In conjunction with the proposed acquisition, Exelon continued to strengthen its balance sheet through the divestiture of non-core assets. Also as a result of the acquisition, unregulated earnings were expected to strengthen as the company’s generation fleet benefits from proposed structural changes to the competitive wholesale electricity market in the Northeast.

    Several of the Fund’s holdings in the industrials sector also performed well. General Dynamics was the largest contributor to results. General Dynamics’ commercial aerospace division saw improved profitability and an increase in its funded backlog. Additionally, during the year, the company accelerated the return of capital to shareholders by increasing both its dividend and stock buybacks.

    The Fund’s underweight position in the energy sector helped relative results, as energy was the worst-performing sector in the Russell 1000 Value Index for the year. We limited our exposure to the sector in recent years as companies struggled to improve their return on equity as a result of elevated capital intensity and industry overcapacity. However, we have found investment opportunities in the sector where valuations declined to near previous trough levels and where recently lowered capital expenditures have improved profitability.

    The consumer discretionary sector lagged the overall market over the past year as many companies faced a difficult pricing environment, given lackluster consumer spending. We selectively increased the Fund’s investments in the sector as several companies have seen strong improvements in their fundamentals in recent years. Our investments were focused in areas where our research

Portfolio Composition
By sector

Consumer Staples	24.4%
Financials	17.3
Consumer Discretionary	13.0
Utilities	13.0
Industrials	8.4
Health Care	6.2
Energy	4.5
Information Technology	3.3
Telecommunication Services	2.9
Materials	1.3
Money Market Funds
Plus Other Assets Less Liabilities	5.7

Top 10 Equity Holdings*

1.	General Mills, Inc.	3.3%
2.	Heineken N.V.	2.5
3.	Campbell Soup Co.	2.5
4.	Coca-Cola Co. (The)	2.3
5.	Zions Bancorp.	2.2
6.	Walgreens Boots Alliance, Inc.	2.0
7.	General Dynamics Corp.	2.0
8.	Kraft Foods Group, Inc.	1.9
9.	Exelon Corp.	1.9
10.	Target Corp.	1.9

Top Five Industries*

1.	Packaged Foods & Meats	9.5%
2.	Electric Utilities	8.8
3.	Regional Banks	7.4
4.	Pharmaceuticals	4.4
5.	Aerospace & Defense	3.8

Total Net Assets	$436.2 million
Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Diversified Dividend Fund

indicated that the market was overly pessimistic about the firms’ near-term prospects and there was a clear path to achieving our estimates of their normalized earnings power.

    Several of the Fund’s investments in the consumer discretionary sector under-performed during the year. Coach was the largest detractor from Fund performance during the year. Shares of the luxury goods maker underperformed as the company lost market share in North America. Coach reduced its promotional activity ahead of its new designer’s collection, which led to lowered sales and margin expectations. Longer term, we believe the company’s structural benefits to margins remain in place, namely its outlet positioning, lower wholesale mix, smaller apparel offering and more profitable international business. Guess? also underperformed as the US women’s retail environment remained highly competitive. Cyclical weakness in southern Europe also negatively impacted the company’s sales and earnings.

    The Fund’s underweight positions in the information technology and financials sectors also detracted from relative results.

    The economic recovery over the past five years and the robust profit cycle that followed have taken a fairly traditional path. Early in the cycle, profitability recovered quickly as companies took costs out of their businesses and restrained capital investments due to a cautious economic outlook. As confidence in the profit cycle improved, management teams increased their business investments. High levels of profitability, coupled with historically low interest rates, allowed companies to strengthen their balance sheets and return more capital to shareholders via dividend increases and stock buybacks.

    At the close of the year, we remained cautious on the sustainability of current, historically high corporate operating margins, particularly in the more cyclical sectors. We regularly reevaluate the risk-reward potential of our holdings as indications of a mature profit cycle increase. Within our normalized earnings power and valuation framework, selective investment opportunities remain where companies are reasonably valued with what we believe are sustainable cash flows and margins over the next few years.

    We remain focused on our total return strategy that emphasizes capital appreciation, current income and capital preservation over a full market cycle; we believe this strategy has served our investors well. Thank you for your continued investment in Invesco V.I. Diversified Dividend Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Diversified
Dividend Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Mary-land and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Dividend

Fund. He joined Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

Kristina Bradshaw Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Dividend
Fund. She joined Invesco in 2006. Ms. Bradshaw earned a BBA with honors from The University of Texas at Austin and an MBA from Stan-ford University’s Graduate School of Business.

Assisted by Invesco’s Dividend Value Team

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (3/1/90)	8.23%
10 Years	6.52
5 Years	14.21
1 Year	12.83

Series II Shares
Inception (6/5/00)	5.24%
10 Years	6.25
5 Years	13.92
1 Year	12.54

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.72% and 0.97%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.73% and 0.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–94.30%
Aerospace & Defense–3.77%
General Dynamics Corp.	62,529	$8,605,241
Raytheon Co.	72,389	7,830,318
		16,435,559

Air Freight & Logistics–0.97%
United Parcel Service, Inc.–Class B	38,133	4,239,246

Apparel Retail–1.04%
Guess?, Inc.	62,569	1,318,954
TJX Cos., Inc. (The)	47,086	3,229,158
		4,548,112

Apparel, Accessories & Luxury Goods–1.73%
Coach, Inc.	111,317	4,181,067
Columbia Sportswear Co.	75,478	3,361,790
		7,542,857

Asset Management & Custody Banks–2.61%
Federated Investors, Inc.–Class B	197,205	6,493,961
Legg Mason, Inc.	91,919	4,905,717
		11,399,678

Auto Parts & Equipment–0.95%
Johnson Controls, Inc.	85,327	4,124,707

Brewers–2.53%
Heineken N.V. (Netherlands)	155,079	11,017,154

Building Products–1.19%
Masco Corp.	206,711	5,209,117

Data Processing & Outsourced Services–1.02%
Automatic Data Processing, Inc.	53,451	4,456,210

Department Stores–0.66%
Marks & Spencer Group PLC (United Kingdom)	388,226	2,866,550

Distillers & Vintners–0.12%
Treasury Wine Estates Ltd. (Australia)	139,192	542,045

Drug Retail–2.03%
Walgreens Boots Alliance, Inc.	116,066	8,844,229

Electric Utilities–8.76%
American Electric Power Co., Inc.	94,250	5,722,860
Duke Energy Corp.	84,106	7,026,215
Entergy Corp.	38,636	3,379,877
Exelon Corp.	219,633	8,143,992
Pepco Holdings, Inc.	240,303	6,471,360
PPL Corp.	205,805	7,476,896
		38,221,200

Food Distributors–1.79%
Sysco Corp.	196,921	7,815,794

	Shares	Value
Gas Utilities–1.00%
AGL Resources Inc.	79,962	$4,358,729

General Merchandise Stores–1.87%
Target Corp.	107,243	8,140,816

Health Care Equipment–1.82%
Medtronic, Inc.	28,483	2,056,472
Stryker Corp.	62,430	5,889,022
		7,945,494

Heavy Electrical Equipment–1.03%
ABB Ltd. (Switzerland)	211,846	4,481,353

Hotels, Resorts & Cruise Lines–2.10%
Accor S.A. (France)	105,010	4,705,290
Marriott International Inc.–Class A	56,932	4,442,404
		9,147,694

Household Products–3.44%
Kimberly-Clark Corp.	60,390	6,977,461
Procter & Gamble Co. (The)	88,271	8,040,605
		15,018,066

Housewares & Specialties–1.80%
Newell Rubbermaid Inc.	206,238	7,855,605

Industrial Machinery–0.84%
Pentair PLC (United Kingdom)	55,119	3,661,004

Integrated Oil & Gas–2.69%
Royal Dutch Shell PLC–Class B (United Kingdom)	183,336	6,298,713
Total S.A. (France)	105,608	5,445,291
		11,744,004

Integrated Telecommunication Services–2.88%
AT&T Inc.	236,443	7,942,121
Deutsche Telekom AG (Germany)	289,172	4,636,533
		12,578,654

Investment Banking & Brokerage–1.41%
Charles Schwab Corp. (The)	203,329	6,138,503

Life & Health Insurance–2.18%
Lincoln National Corp.	76,628	4,419,137
StanCorp Financial Group, Inc.	73,076	5,105,089
		9,524,226

Motorcycle Manufacturers–0.31%
Harley-Davidson, Inc.	20,390	1,343,905

Movies & Entertainment–1.02%
Time Warner Inc.	51,931	4,435,946

Multi-Line Insurance–0.66%
Hartford Financial Services Group, Inc. (The)	69,450	2,895,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Multi-Utilities–3.20%
Consolidated Edison, Inc.	101,088	$6,672,819
Dominion Resources, Inc.	41,300	3,175,970
Sempra Energy	37,016	4,122,102
		13,970,891

Oil & Gas Drilling–0.79%
Nabors Industries Ltd.	266,127	3,454,328

Oil & Gas Equipment & Services–1.03%
Baker Hughes Inc.	80,187	4,496,085

Packaged Foods & Meats–9.54%
Campbell Soup Co.	245,840	10,816,960
General Mills, Inc.	268,205	14,303,373
Kraft Foods Group, Inc.	134,981	8,457,910
Mead Johnson Nutrition Co.	31,449	3,161,882
Mondelez International Inc.–Class A	133,706	4,856,870
		41,596,995

Paper Packaging–1.36%
Avery Dennison Corp.	50,893	2,640,329
Sonoco Products Co.	74,944	3,275,053
		5,915,382

Paper Products–0.59%
International Paper Co.	48,311	2,588,503

Personal Products–0.74%
L’Oreal S.A. (France)	19,251	3,232,128

Pharmaceuticals–4.41%
Bristol-Myers Squibb Co.	56,484	3,334,251
Eli Lilly and Co.	116,273	8,021,674
Johnson & Johnson	54,292	5,677,314
Novartis AG (Switzerland)	23,915	2,199,624
		19,232,863

Property & Casualty Insurance–0.85%
Travelers Cos., Inc. (The)	34,998	3,704,538

Regional Banks–7.37%
Cullen/Frost Bankers, Inc.	22,086	1,560,155
Fifth Third Bancorp	184,717	3,763,609

	Shares	Value
Regional Banks–(continued)
KeyCorp	510,574	$7,096,978
M&T Bank Corp.	37,753	4,742,532
SunTrust Banks, Inc.	132,093	5,534,697
Zions Bancorp.	330,865	9,432,961
		32,130,932

Restaurants–1.50%
Darden Restaurants, Inc.	111,241	6,522,060

Semiconductors–1.77%
Linear Technology Corp.	100,358	4,576,325
Texas Instruments Inc.	59,234	3,166,946
		7,743,271

Soft Drinks–2.30%
Coca-Cola Co. (The)	237,560	10,029,783

Specialized REIT’s–0.55%
Weyerhaeuser Co.	66,700	2,393,863

Systems Software–0.49%
Microsoft Corp.	45,629	2,119,467

Thrifts & Mortgage Finance–1.68%
Hudson City Bancorp, Inc.	723,424	7,321,051

Tobacco–1.91%
Altria Group, Inc.	95,247	4,692,820
Philip Morris International Inc.	44,497	3,624,280
		8,317,100
Total Common Stocks & Other Equity Interests (Cost $295,130,004)		411,301,068

Money Market Funds–5.37%
Liquid Assets Portfolio–Institutional Class(b)	11,722,094	11,722,094
Premier Portfolio–Institutional Class(b)	11,722,094	11,722,094
Total Money Market Funds (Cost $23,444,188)		23,444,188
TOTAL INVESTMENTS–99.67% (Cost $318,574,192)		434,745,256
OTHER ASSETS LESS LIABILITIES–0.33%		1,437,835
NET ASSETS–100.00%		$436,183,091

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $295,130,004)	$411,301,068
Investments in affiliated money market funds, at value and cost	23,444,188
Total investments, at value (Cost $318,574,192)	434,745,256
Foreign currencies, at value (Cost $157,346)	156,583
Receivable for:
Investments sold	617,934
Fund shares sold	275,001
Dividends	614,128
Investment for trustee deferred compensation and retirement plans	79,771
Unrealized appreciation on forward foreign currency contracts outstanding	415,248
Total assets	436,903,921

Liabilities:
Payable for:
Investments purchased	26,686
Fund shares reacquired	295,781
Accrued fees to affiliates	248,969
Accrued trustees’ and officers’ fees and benefits	559
Accrued other operating expenses	37,771
Trustee deferred compensation and retirement plans	111,064
Total liabilities	720,830
Net assets applicable to shares outstanding	$436,183,091

Net assets consist of:
Shares of beneficial interest	$342,467,212
Undistributed net investment income	6,919,424
Undistributed net realized gain (loss)	(29,785,980)
Net unrealized appreciation	116,582,435
$436,183,091

Net Assets:
Series I	$330,370,430
Series II	$105,812,661

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	14,234,678
Series II	4,578,106
Series I:
Net asset value per share	$23.21
Series II:
Net asset value per share	$23.11

Investment income:
Dividends (net of foreign withholding taxes of $114,866)	$10,635,925
Dividends from affiliated money market funds	6,872
Total investment income	10,642,797

Expenses:
Advisory fees	2,086,885
Administrative services fees	809,738
Custodian fees	31,785
Distribution fees — Series II	250,357
Transfer agent fees	31,386
Trustees’ and officers’ fees and benefits	33,542
Other	68,548
Total expenses	3,312,241
Less: Fees waived	(23,860)
Net expenses	3,288,381
Net investment income	7,354,416

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	26,406,596
Foreign currencies	(8,255)
Forward foreign currency contracts	1,358,033
Option contracts written	75,824
27,832,198
Change in net unrealized appreciation (depreciation) of:
Investment securities	14,715,199
Foreign currencies	(4,486)
Forward foreign currency contracts	426,703
15,137,416
Net realized and unrealized gain	42,969,614
Net increase in net assets resulting from operations	$50,324,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$7,354,416	$6,615,506
Net realized gain	27,832,198	31,216,111
Change in net unrealized appreciation	15,137,416	65,226,663
Net increase in net assets resulting from operations	50,324,030	103,058,280

Distributions to shareholders from net investment income:
Series I	(5,512,687)	(6,904,089)
Series ll	(1,491,240)	(1,824,400)
Total distributions from net investment income	(7,003,927)	(8,728,489)

Share transactions–net:
Series l	(24,086,977)	(23,555,974)
Series ll	(2,258,538)	4,386,872
Net increase (decrease) in net assets resulting from share transactions	(26,345,515)	(19,169,102)
Net increase in net assets	16,974,588	75,160,689

Net assets:
Beginning of year	419,208,503	344,047,814
End of year (includes undistributed net investment income of $6,919,424 and $6,546,094, respectively)	$436,183,091	$419,208,503

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Diversified Dividend Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Diversified Dividend Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Call Options Written — The Fund may write covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

Invesco V.I. Diversified Dividend Fund

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $23,860.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $102,169 for accounting and fund administrative services and reimbursed $707,569 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $591 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$394,499,153	$40,246,103	$—	$434,745,256
Forward Foreign Currency Contracts*	—	415,248	—	415,248
Total Investments	$394,499,153	$40,661,351	$—	$435,160,504

*	Unrealized appreciation.

Invesco V.I. Diversified Dividend Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$415,248	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Forward Foreign Currency Contracts	Options
Realized Gain:
Currency risk	$1,358,033	$—
Equity risk	—	75,824
Change in Unrealized Appreciation:
Currency risk	426,703	—
Total	$1,784,736	$75,824

The table below summarizes the twelve month average notional value of forward foreign currency contracts and the six month average notional value of options written during the period.

	Forward Foreign Currency Contracts	Options
Average notional value	$13,927,688	$1,650,833

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
01/14/15	Citigroup Global Markets Inc.	EUR	6,450,312	USD	8,038,024	$7,806,564	$231,460
01/14/15	Deutsche Bank Securities Inc.	EUR	5,093,408	USD	6,348,144	6,164,356	183,788
Total Forward Foreign Currency Contracts — Currency Risk							$415,248

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	1,158	87,359
Closed	(516)	(54,971)
Expired	(642)	(32,388)
End of period	—	$—

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Diversified Dividend Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$231,460	$—	$231,460	$—	$—	$231,460
Deutsche Bank Securities Inc.	183,788	—	183,788	—	—	183,788
Total	$415,248	$—	$415,248	$—	$—	$415,248

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$7,003,927	$8,728,489

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$7,024,818
Net unrealized appreciation — investments	115,550,042
Net unrealized appreciation (depreciation) — other investments	(3,877)
Temporary book/tax differences	(105,395)
Capital loss carryforward	(28,749,709)
Shares of beneficial interest	342,467,212
Total net assets	$436,183,091

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Diversified Dividend Fund

The Fund utilized $28,236,061 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$2,667,775	$—	$2,667,775
December 31, 2017	26,081,934	—	26,081,934
	$28,749,709	$—	$28,749,709

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $24,241,838 and $60,057,181, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$121,757,213
Aggregate unrealized (depreciation) of investment securities	(6,207,171)
Net unrealized appreciation of investment securities	$115,550,042

Cost of investments for tax purposes is $319,195,214.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair funds settlements, on December 31, 2014, undistributed net investment income was increased by $22,841 and undistributed net realized gain (loss) was decreased by $22,841. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	2,417,493	$53,705,907	2,000,631	$37,904,984
Series II	860,331	18,781,741	1,107,260	21,023,400

Issued as reinvestment of dividends:
Series I	252,066	5,512,687	357,170	6,904,089
Series II	68,405	1,491,240	94,676	1,824,400

Reacquired:
Series I	(3,800,793)	(83,305,571)	(3,605,314)	(68,365,047)
Series II	(1,033,108)	(22,531,519)	(980,095)	(18,460,928)
Net increase (decrease) in share activity	(1,235,606)	$(26,345,515)	(1,025,672)	$(19,169,102)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Dividend Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$20.93	$0.40	$2.26	$2.66	$(0.38)	$23.21	12.83%	$330,370	0.72	%(d)	0.73	%(d)	1.80	%(d)	6%
Year ended 12/31/13	16.34	0.33	4.70	5.03	(0.44)	20.93	31.04	321,581	0.71		0.72		1.76		20
Year ended 12/31/12	14.04	0.35	2.27	2.62	(0.32)	16.34	18.72	271,407	0.67		0.68		2.29		11
Year ended 12/31/11	14.24	0.31	(0.27)	0.04	(0.24)	14.04	0.20	253,850	0.66		0.67		2.24		38
Year ended 12/31/10	13.13	0.21	1.14	1.35	(0.24)	14.24	10.48	179,518	0.68		0.79		1.59		78

Series II
Year ended 12/31/14	20.85	0.34	2.25	2.59	(0.33)	23.11	12.54	105,813	0.97	(d)	0.98	(d)	1.55	(d)	6
Year ended 12/31/13	16.28	0.29	4.69	4.98	(0.41)	20.85	30.76	97,628	0.96		0.97		1.51		20
Year ended 12/31/12	14.00	0.31	2.26	2.57	(0.29)	16.28	18.37	72,641	0.92		0.93		2.04		11
Year ended 12/31/11	14.20	0.28	(0.28)	0.00	(0.20)	14.00	(0.06)	68,424	0.91		0.92		1.99		38
Year ended 12/31/10	13.09	0.19	1.12	1.31	(0.20)	14.20	10.20	51,394	0.93		1.04		1.34		78

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $134,975,378 and sold of $57,441,776 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Financial Services Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $322,330 and $100,143 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,043.50	$3.71	$1,021.58	$3.67	0.72%
Series II	1,000.00	1,041.90	4.99	1,020.32	4.94	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Diversified Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are

811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDIN-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Diversified Income Fund outperformed its broad market and style-specific indexes, the Barclays U.S. Aggregate Index and Barclays U.S. Credit index, respectively. Sector and security selection were the major contributors to performance for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	8.03%
Series II Shares	7.85
Barclays U.S. Aggregate Index‚ (Broad Market Index)	5.97
Barclays U.S. Credit Index‚ (Style-Specific Index)	7.53
Lipper VUF Corporate Debt BBB-Rated Funds Index■ (Peer Group Index)	5.87

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The year ended December 31, 2014, turned out to be a surprisingly successful year for many bond market participants, given the predictions for rising rates that dominated the media and investor psyche at the beginning of the year. Falling long-term bond yields were a driving force behind generally positive intermediate- to long-term, higher-quality bond returns during 2014.

    The year began on a positive note for bonds, buoyed by a general decline in yields on concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in eastern Europe and the Middle East, which prompted investors to seek safety. The yield on the 10-year US Treasury note fell to 2.5% by the end of June.1 This happened despite the US Federal Reserve’s (the Fed) tapering of its quantitative easing via bond purchases beginning in January to $35 billion a month by the end of June.1

    Despite growing geopolitical risk and softer-than-expected global economic growth, investors’ demand for yield also fueled positive results in credit-related markets, such as emerging market debt and high yield corporate bonds, during the first half of the year. While a favorable supply/demand dynamic and solid credit fundamentals throughout the first part of the year supported an environment in which investors were willing to assume somewhat greater credit risk, these credit sectors experienced notable volatility near the end of the reporting period. A steep drop in oil prices in the second half of 2014 and concerns over the ongoing conflict between Russia and the Ukraine spurred notable sell-offs in both high yield corporate bonds and emerging market debt.

    As the reporting period drew to a close, the most credit-sensitive markets made it to the finish line with positive, albeit subdued, returns after a bumpy ride throughout 2014. Meanwhile, long-term Treasury bonds were some of the best-performing bonds in 2014 as yields drifted lower, with the yield on the 30-year US Treasury bond ending the year at 2.75%, down from just under 4.00% at the start of the year.1

    In this environment, the most interest rate sensitive or longer duration portions of the bond market performed well, while the credit sectors had mixed results depending on their underlying sensitivity to falling rates. Given this market backdrop, the Fund’s total returns were positive and outperformed its style-specific benchmark. The Fund’s positive absolute performance was boosted by its sensitivity to falling interest rates, and its out performance versus the Barclays U.S. Credit Index was driven mostly by favorable sector and security selection decisions throughout the year.

    Outperformance from our sector selection was broad based, but mainly attributed to our consistent overweight allocations to the financial institutions and the communications and technology sectors, as well as underweight exposure to the consumer non-cyclical and utility sectors.

    Off-benchmark holdings of longer maturity treasury bonds were also helpful for Fund performance versus the style-specific index. Allocations to high yield corporate bonds and US dollar-denominated emerging market debt were maintained within ranges of 10% to 20% and 5% to 10% of market value, respectively. Both these allocations were notable contributors to the Fund’s relative performance during the first half of 2014. While volatility in the credit sectors during the third and fourth quarters of 2014 quashed their full-year contribution to relative performance, credit sectors ended the year in positive territory.

    Security selection throughout the reporting period was the largest contributor to the Fund’s outperformance versus its style-specific index, and it came from within several major credit market sectors represented in the Fund. The Fund’s financial institutions sector holdings meaningfully outperformed those of the style-specific benchmark. Security selection within the basic industry, capital goods, consumer non-cyclical and utility

Portfolio Composition
By security type, based on total investments
Bonds and Notes	93.9%
U.S. Treasury Securities	3.0
Preferred Stocks	1.1
Security Types Each Less Than 1% of Portfolio	2.0

Top 10 Fixed Income Issuers*

1. Alibaba Group Holding Ltd.	3.3%
2. U.S. Treasury	2.9
3. Verizon Communications, Inc.	2.4
4. Moody’s Corp.	2.1
5. EPR Properties	1.6
6. Ross Stores, Inc.	1.6
7. ConocoPhillips Co.	1.6
8. Cox Communications, Inc.	1.6
9. Citigroup Inc.	1.6
10. Electricite de France S.A.	1.6

Total Net Assets	$18.0 million

Total Number of Holdings*	453

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding U.S. Treasury bills.

Invesco V.I. Diversified Income Fund

sectors was also beneficial to relative performance.

    Throughout the year, we used several strategies to help manage the Fund’s overall credit and currency risk. Our allocations to US Treasuries as well as our limited use of credit default swaps (notional value of less than 5% of the Fund) as hedges against credit market volatility were beneficial for liquidity, relative and absolute Fund performance for the year.

    Credit default swaps helped dampen portfolio volatility in the second half of the year when credit markets were most unsettled. We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US dollar-denominated debt. The use of currency forward contracts had a slight positive impact on the Fund’s performance relative to our style-specific index for the reporting period due to the strengthening of the US dollar over the same time frame.

    The Fund uses duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. For the reporting period, the Fund’s slightly longer-than-benchmark duration (on average) was positive and contributed to relative returns. Duration was managed with cash bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

    Please note that our strategy can be implemented using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

We thank you for your investment in Invesco V.I. Diversified Income Fund.

1	Source: Board of Governors of the Federal Reserve System (US)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge Portfolio Manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 2002.
Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Income
Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Income
Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. Diversified Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/5/93)	4.50%
10 Years	3.73
5 Years	7.10
1 Year	8.03

Series II Shares
Inception (3/14/02)	4.08%
10 Years	3.47
5 Years	6.81
1 Year	7.85

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.76% and 2.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

Invesco V.I. Diversified Income Fund

Invesco V.I. Diversified Income Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Invesco V.I. Diversified Income Fund

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

    The Lipper VUF Corporate Debt BBB-Rated Funds Index is an unmanaged index considered representative of corporate debt BBB-rated variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Diversified Income Fund

Schedule of Investments(a)

December 31, 2014

	Principal Amount	Value
Bonds and Notes–94.96%
Advertising–0.03%
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	$5,000	$5,146

Aerospace & Defense–1.39%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	16,000	17,440
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(b)	6,000	5,745
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	19,000	19,997
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	105,000	106,105
Sr. Unsec. Gtd. Notes, 4.95%, 02/15/21	60,000	65,208
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(b)	6,000	6,105
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	17,000	16,745
6.00%, 07/15/22	3,000	3,008
6.50%, 07/15/24	5,000	5,038
7.50%, 07/15/21	5,000	5,300
		250,691

Agricultural & Farm Machinery–0.03%
Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	7,000	6,213

Agricultural Products–0.02%
Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	3,000	2,970

Airlines–1.20%
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. Pass Through Ctfs., 9.00%, 07/08/16	89,563	98,743
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	7,381	8,068
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 05/23/19	40,696	43,621
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Pass Through Ctfs., 4.63%, 09/03/22	50,000	49,375
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 12/01/20	15,000	15,488
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	896	1,010
		216,305

Alternative Carriers–0.17%
Level 3 Communications Inc., Sr. Unsec. Notes, 5.75%, 12/01/22(b)	5,000	5,050
Level 3 Escrow II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/22(b)	15,000	15,150

	Principal Amount	Value
Alternative Carriers–(continued)
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 01/15/21	$10,000	$10,400
		30,600

Apparel Retail–1.84%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	19,000	20,520
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	20,000	20,525
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	4,000	4,245
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/24	285,000	285,687
		330,977

Apparel, Accessories & Luxury Goods–0.04%
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	7,000	7,245

Application Software–0.07%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	12,000	12,090

Asset Management & Custody Banks–1.87%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	100,000	104,451
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(b)	25,000	26,760
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/44(b)	90,000	96,594
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	75,000	87,729
KKR Group Finance Co III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(b)	15,000	16,323
Signode Industrial Group Lux S.A./Signode Industrial Group U.S. Inc., Sr. Unsec. Notes, 6.38%, 05/01/22(b)	5,000	4,850
		336,707

Auto Parts & Equipment–0.97%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	10,000	10,600
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	17,000	17,553
5.50%, 12/15/24	2,000	2,035
Johnson Controls, Inc., Sr. Unsec. Global Notes, 4.95%, 07/02/64	19,000	19,719
Magna International Inc. (Canada), Sr. Unsec. Global Notes, 3.63%, 06/15/24	100,000	100,793
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	15,000	14,925
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	9,000	9,270
		174,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Automobile Manufacturers–0.61%
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/18	$80,000	$81,720
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 3.50%, 07/10/19	27,000	27,557
		109,277

Automotive Retail–0.12%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	12,000	13,457
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	8,000	8,120
		21,577

Biotechnology–0.27%
Celgene Corp., Sr. Unsec. Global Notes, 4.63%, 05/15/44	47,000	48,963

Broadcasting–0.23%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	9,000	9,315
iHeartCommunications Inc., Sr. Sec. Gtd. Notes, 9.00%, 09/15/22(b)	5,000	4,925
Sr. Unsec. Global Notes, 10.00%, 01/15/18	12,000	10,350
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	16,000	15,560
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	2,000	2,020
		42,170

Building Products–0.62%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	25,000	25,625
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	14,000	14,700
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	19,000	19,475
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	10,000	9,792
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	25,000	26,937
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	2,000	2,030
7.88%, 03/30/20(b)	12,000	12,930
		111,489

Cable & Satellite–4.98%
Altice S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 7.75%, 05/15/22(b)	230,000	230,863
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	16,000	16,160
5.25%, 09/30/22	7,000	7,035
CCOH Safari LLC, Sr. Unsec. Gtd. Notes, 5.50%, 12/01/22	5,000	5,081
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	80,000	85,089

	Principal Amount	Value
Cable & Satellite–(continued)
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/39(b)	$75,000	$107,387
9.38%, 01/15/19(b)	140,000	176,293
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/42	50,000	51,781
Sr. Unsec. Gtd. Notes, 4.45%, 04/01/24	30,000	31,398
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	30,000	30,450
Sr. Unsec. Gtd. Notes, 5.88%, 11/15/24(b)	10,000	10,100
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	8,000	8,850
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	19,000	19,143
8.13%, 06/01/23	11,000	11,275
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	55,000	63,122
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	38,000	41,913
		895,940

Casinos & Gaming–0.26%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	12,000	12,390
Caesars Entertainment Resort Properties LLC, Sr. Sec. Gtd. Notes, 8.00%, 10/01/20(b)	2,000	1,960
Sec. Gtd. Notes, 11.00%, 10/01/21(b)	4,000	3,670
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc., Sec. Gtd. Notes, 9.38%, 05/01/22(b)	2,000	1,755
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	5,000	5,262
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/23	8,000	8,080
7.75%, 03/15/22	12,000	13,380
		46,497

Catalog Retail–1.55%
QVC, Inc., Sr. Sec. Gtd. Global Notes, 4.45%, 02/15/25	80,000	78,369
4.85%, 04/01/24	52,000	53,063
5.45%, 08/15/34	150,000	146,622
		278,054

Coal & Consumable Fuels–0.12%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/22(b)	15,000	14,062
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	8,000	7,040
		21,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Commercial Printing–0.08%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(b)	$4,000	$4,010
RR Donnelley & Sons Co., Sr. Unsec. Global Notes, 7.88%, 03/15/21	10,000	11,075
		15,085

Communications Equipment–0.30%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	15,000	14,756
9.00%, 04/01/19(b)	13,000	13,390
Juniper Networks Inc., Sr. Unsec. Global Notes, 4.50%, 03/15/24	25,000	25,289
		53,435

Computer & Electronics Retail–0.04%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	8,000	6,980

Construction & Engineering–0.16%
AECOM Technology Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(b)	5,000	5,186
5.88%, 10/15/24(b)	8,000	8,265
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	15,000	15,825
		29,276

Construction Machinery & Heavy Trucks–0.46%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	13,000	13,650
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	20,000	20,850
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	11,000	11,275
6.75%, 06/15/21	5,000	5,200
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	16,000	15,760
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	15,000	15,337
		82,072

Construction Materials–0.19%
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	5,000	5,016
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	3,000	3,082
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	3,000	2,970
7.50%, 02/15/19(b)	12,000	11,880
US Concrete, Inc., Sr. Sec. Gtd. Global Notes, 8.50%, 12/01/18	11,000	11,550
		34,498

Consumer Finance–0.45%
Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/24	3,000	3,075

	Principal Amount	Value
Consumer Finance–(continued)
Navient Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	$75,000	$78,420
		81,495

Data Processing & Outsourced Services–0.45%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	30,000	30,754
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	19,000	19,998
First Data Corp., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	12,000	13,890
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	14,000	16,625
		81,267

Distillers & Vintners–0.04%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 10.00%, 04/30/18(c)	2,000	1,700
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/24	5,000	5,063
		6,763

Diversified Banks–9.22%
Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(b)	200,000	198,910
Bank of America Corp., Sr. Unsec. Global Notes, 6.50%, 08/01/16	130,000	140,208
Sr. Unsec. Notes, 5.88%, 01/05/21	35,000	40,767
Series Z, Jr. Unsec. Sub. Notes, 6.50%(d)	85,000	87,125
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/24(b)	200,000	205,865
Citigroup Inc., Unsec. Sub. Global Notes, 3.50%, 05/15/23	95,000	92,538
5.50%, 09/13/25	65,000	72,003
Series A, Jr. Unsec. Sub. Global Notes, 5.95%(d)	60,000	59,100
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(d)	55,000	55,275
Credit Suisse (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/21	37,000	36,774
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	45,000	47,965
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	200,000	207,310
JPMorgan Chase & Co., Series R, Jr. Unsec. Sub. Global Notes, 6.00%(d)	120,000	120,000
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(d)	40,000	39,300
PNC Bank, N.A., Unsec. Sub. Global Notes, 3.80%, 07/25/23	45,000	46,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	$12,000	$13,105
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	170,000	194,880
		1,657,720

Diversified Metals & Mining–0.92%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.00% 04/01/17(b)	2,000	1,923
6.88%, 04/01/22(b)	18,000	15,097
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 05/30/23(b)	63,000	60,570
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	11,000	10,780
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	2,000	1,950
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	20,000	26,392
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	54,000	48,477
		165,189

Drug Retail–1.24%
CVS Pass Through Trust, Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	157,637	181,729
Walgreens Boots Alliance Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 11/18/24	41,000	41,862
		223,591

Electric Utilities–1.55%
Electricite de France S.A. (France),
Jr. Unsec. Sub. Notes, 5.63%(b)(d)	100,000	105,510
Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	145,000	172,720
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(e)	25,000	0
		278,230

Electrical Components & Equipment–0.03%
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 4.88%, 10/15/23(b)	5,000	5,000

Environmental & Facilities Services–0.03%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	6,000	6,030

Food Retail–0.19%
Kroger Co. (The), Sr. Unsec. Notes, 2.95%, 11/01/21	35,000	34,746

Gas Utilities–0.15%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	15,000	14,775
6.75%, 01/15/22	3,000	2,970

	Principal Amount	Value
Gas Utilities–(continued)
Suburban Propane Partners, L.P./ Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	$5,000	$4,850
7.38%, 08/01/21	4,000	4,210
		26,805

General Merchandise Stores—0.31%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	62,000	56,550

Gold–1.92%
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/21	130,000	131,455
5.70%, 05/30/41	50,000	49,087
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.95%, 03/15/24(b)	75,000	70,406
New Gold Inc. (Canada), Sr. Unsec. Notes, 6.25%, 11/15/22(b)	19,000	18,715
Newcrest Finance Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	35,000	30,874
Yamana Gold Inc. (Canada), Sr. Unsec. Global Notes, 4.95%, 07/15/24	45,000	44,178
		344,715

Health Care Distributors–0.41%
McKesson Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/24	71,000	73,284

Health Care Equipment–1.51%
Becton, Dickinson and Co., Sr. Unsec. Notes, 4.69%, 12/15/44	39,000	42,122
CareFusion Corp., Sr. Unsec. Global Notes, 3.88%, 05/15/24	40,000	41,202
4.88%, 05/15/44	45,000	47,879
Medtronic Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/44	40,000	43,225
Sr. Unsec. Notes, 3.50%, 03/15/25(b)	45,000	46,087
4.63%, 03/15/45(b)	39,000	42,274
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	10,000	8,625
		271,414

Health Care Facilities–0.68%
Community Health Systems, Inc., Sr. Sec. Gtd. Global Notes, 5.13%, 08/01/21	5,000	5,237
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/22	15,917	16,952
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	18,000	19,305
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	19,000	20,900
6.50%, 02/15/20	19,000	21,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Health Care Facilities–(continued)
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 12/01/21	$2,000	$2,060
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	9,000	9,720
Sr. Unsec. Global Notes, 6.75%, 02/01/20	10,000	10,525
8.13%, 04/01/22	14,000	15,750
		121,800

Health Care REIT’s–0.83%
HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	45,000	47,356
Sr. Unsec. Notes, 3.75%, 02/01/16	25,000	25,703
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	75,000	76,547
		149,606

Health Care Services–0.88%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 06/15/24	85,000	84,963
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	15,000	15,525
Omnicare Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/01/24	7,000	7,201
Orlando Lutheran Towers Inc., Unsec. Bonds, 8.00%, 07/01/17	50,000	50,289
		157,978

Home Improvement Retail–0.10%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	19,000	18,335

Homebuilding–1.14%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	23,000	21,821
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	12,000	12,120
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	6,000	6,225
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	10,000	9,500
8.00%, 11/01/19(b)	4,000	3,850
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	4,000	4,230
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	165,000	137,505
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	10,000	9,850
		205,101

Hotels, Resorts & Cruise Lines–0.39%
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/20	60,000	62,858
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	4,000	4,300

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–(continued)
NCL Corp. Ltd., Sr. Unsec. Notes, 5.25%, 11/15/19(b)	$2,000	$2,025
		69,183

Household Products–0.10%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	17,000	17,489

Independent Power Producers & Energy Traders–0.28%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	10,000	11,450
8.00%, 10/15/17	1,000	1,135
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23	14,000	14,245
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 05/15/21	22,000	23,870
		50,700

Industrial Machinery–1.14%
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 09/15/22(b)	2,000	2,017
Ingersoll-Rand Luxembourg Finance S.A., Sr. Unsec. Gtd. Global Notes, 2.63%, 05/01/20	17,000	16,960
3.55%, 11/01/24	79,000	78,762
4.65%, 11/01/44	34,000	35,555
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/54	55,000	55,727
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	16,000	16,500
		205,521

Industrial REIT’s–0.29%
Prologis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	49,000	51,839

Integrated Oil & Gas–1.93%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 3.54%, 11/04/24	59,000	58,033
California Resources Corp., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/21(b)	20,000	17,200
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/45	135,000	125,888
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/17/20	155,000	145,743
		346,864

Integrated Telecommunication Services–4.20%
AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	60,000	60,253
2.95%, 05/15/16	35,000	35,905
CenturyLink, Inc., Series V, Sr. Unsec. Global Notes, 5.63%, 04/01/20	5,000	5,233
Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	90,000	100,869
7.05%, 06/20/36	95,000	127,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	$30,000	$30,919
5.05%, 03/15/34	95,000	102,417
5.15%, 09/15/23	25,000	27,740
6.40%, 09/15/33	165,000	205,270
Sr. Unsec. Notes, 5.01%, 08/21/54(b)	58,000	60,265
		755,948

Internet Software & Services–3.56%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Notes, 3.13%, 11/28/21(b)	200,000	198,036
3.60%, 11/28/24(b)	200,000	198,675
4.50%, 11/28/34(b)	200,000	205,045
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	20,000	21,450
EarthLink Holdings Corp., Sr. Sec. Gtd. Global Notes, 7.38%, 06/01/20	5,000	5,075
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	8,000	7,980
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22	3,000	3,015
		639,276

Investment Banking & Brokerage–2.78%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(d)	45,000	52,369
Goldman Sachs Group, Inc. (The), Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/44	85,000	90,559
Series L, Jr. Unsec. Sub. Notes, 5.70%(d)	55,000	55,825
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	105,000	117,902
Morgan Stanley, Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	130,000	147,071
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	35,000	36,313
		500,039

Leisure Facilities–0.03%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	5,000	5,113

Life & Health Insurance–3.65%
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 5.10%(b)(d)	85,000	88,931
MetLife Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/42	110,000	111,347
Sr. Unsec. Notes, 6.75%, 06/01/16	55,000	59,324
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	165,000	186,924
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	130,000	152,587

	Principal Amount	Value
Life & Health Insurance–(continued)
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/24(b)	$55,000	$56,518
		655,631

Managed Health Care–0.27%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	45,000	49,198

Marine–0.09%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	17,000	16,745

Metal & Glass Containers–0.22%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	11,000	11,371
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	24,000	24,540
Owens-Brockway Glass Container Inc., Sr. Unsec. Notes, 5.00%, 01/15/22(b)	3,000	3,064
		38,975

Movies & Entertainment–0.91%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	4,000	4,090
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	12,000	12,420
Time Warner, Inc., Sr. Unsec. Gtd. Global Notes, 5.35%, 12/15/43	75,000	85,512
Viacom Inc., Sr. Unsec. Global Notes, 5.85%, 09/01/43	55,000	61,435
		163,457

Multi-Line Insurance–2.18%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	180,000	231,461
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/44	50,000	52,734
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/44(b)	100,000	106,838
		391,033

Multi-Sector Holdings–0.26%
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 3.40%, 09/01/24	30,000	30,631
4.55%, 09/01/44	15,000	16,122
		46,753

Multi-Utilities–0.40%
Enable Midstream Partners L.P., Sr. Unsec. Notes, 3.90%, 05/15/24(b)	75,000	72,339

Office REIT’s–0.54%
Government Properties Income Trust, Sr. Unsec. Notes, 3.75%, 08/15/19	50,000	50,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Office REIT’s–(continued)
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	$45,000	$46,454
		97,159

Office Services & Supplies–0.20%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	35,000	36,243

Oil & Gas Drilling—0.70%
Pioneer Energy Services Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/15/22	5,000	3,650
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 01/15/24	48,000	45,448
5.85%, 01/15/44	86,000	77,498
		126,596

Oil & Gas Equipment & Services–0.10%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	4,000	3,980
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	15,000	13,500
		17,480

Oil & Gas Exploration & Production–4.25%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 3.45%, 07/15/24	30,000	29,413
Antero Resources Corp., Sr. Unsec. Gtd. Notes, 5.13%, 12/01/22(b)	10,000	9,500
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/21	8,000	7,780
6.00%, 12/01/20	3,000	3,023
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	8,000	6,140
Carrizo Oil & Gas Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	3,000	2,895
Chesapeake Energy Corp., Sr. Unsec. Gtd. Floating Rate Notes, 3.48%, 04/15/19(f)	19,000	18,715
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	5,000	5,425
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/24	62,000	59,985
5.88%, 05/01/22	5,000	5,250
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/22	2,000	2,020
5.50%, 04/01/23	9,000	9,090
Sr. Unsec. Gtd. Notes, 6.50%, 01/15/22	2,000	2,110
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/24	124,000	125,503
4.15%, 11/15/34	49,000	50,469
4.30%, 11/15/44	103,000	108,709
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	125,000	121,250

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	$13,000	$11,960
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/18	25,000	24,938
3.25%, 05/15/22	80,000	78,632
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	3,000	2,565
Newfield Exploration Co., Sr. Unsec. Sub. Notes, 6.88%, 02/01/20	6,000	6,165
Noble Energy Inc., Sr. Unsec. Notes, 3.90%, 11/15/24	27,000	26,791
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	15,000	15,150
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	6,000	5,505
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	5,000	4,587
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/22(b)	6,000	5,640
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	11,000	10,725
6.50%, 01/01/23	2,000	1,940
Sr. Unsec. Notes, 6.13%, 11/15/22(b)	3,000	2,843
		764,718

Oil & Gas Refining & Marketing–0.21%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/15/21(b)	18,000	16,110
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	20,000	19,850
5.88%, 03/01/22	2,000	1,975
		37,935

Oil & Gas Storage & Transportation—2.88%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	27,000	27,675
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	18,000	17,325
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	2,000	2,250
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.75%, 02/15/25	142,000	142,650
3.90%, 02/15/24	56,000	56,878
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/24	65,000	64,512
Kinder Morgan Energy Partners LP, Sr. Unsec. Gtd. Notes, 4.25%, 09/01/24	85,000	85,229
5.40%, 09/01/44	100,000	100,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation—(continued)
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	$5,000	$4,962
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	5,000	5,650
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	3,000	2,777
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	5,000	5,050
Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22(b)	2,000	2,040
		517,553

Other Diversified Financial Services–0.92%
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	100,000	111,118
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/53	55,000	54,725
		165,843

Packaged Foods & Meats–1.10%
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	21,000	21,682
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/19	45,000	44,744
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.60%, 06/01/44	97,000	102,990
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	12,000	12,120
Sr. Unsec. Gtd. Notes, 6.75%, 12/01/21(b)	3,000	2,948
Smithfield Foods Inc., Sr. Unsec. Notes, 5.88%, 08/01/21(b)	2,000	2,055
6.63%, 08/15/22	4,000	4,230
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	6,000	6,195
		196,964

Paper Packaging–1.17%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/21	2,000	2,025
4.88%, 11/15/22	12,000	12,075
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/24(b)	200,000	195,750
		209,850

Paper Products–0.14%
Mercer International Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/19(b)	5,000	5,069
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	19,000	19,427
		24,496

	Principal Amount	Value
Personal Products–0.41%
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	$60,000	$57,289
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	17,000	17,021
		74,310

Pharmaceuticals–2.55%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 3.85%, 06/15/24	36,000	36,211
4.85%, 06/15/44	60,000	60,983
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	74,000	109,722
Perrigo Finance PLC, Sr. Unsec. Gtd. Notes, 3.90%, 12/15/24	200,000	203,287
Salix Pharmaceuticals Ltd., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/21(b)	8,000	8,220
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	14,000	14,227
6.38%, 10/15/20(b)	15,000	15,750
6.75%, 08/15/21(b)	4,000	4,200
7.50%, 07/15/21(b)	5,000	5,438
		458,038

Property & Casualty Insurance–2.06%
Allstate Corp. (The), Unsec. Sub. Global Notes, 5.75%, 08/15/53	75,000	79,125
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	160,000	191,497
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	45,000	52,875
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	40,000	47,665
		371,162

Real Estate Development—0.03%
AV Homes, Inc., Sr. Unsec. Notes, 8.50%, 07/01/19(b)	5,000	4,838

Real Estate Services—0.02%
Kennedy-Wilson Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/24	4,000	4,030

Regional Banks—1.63%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	3,000	3,075
5.00%, 08/01/23	10,000	10,275
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	70,000	72,200
Unsec. Sub. Notes, 4.30%, 01/16/24	55,000	57,684
Series J, Jr. Unsec. Sub. Bonds, 4.90%(d)	45,000	43,875
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	35,000	39,723
SunTrust Banks, Inc., Jr. Unsec. Sub. Notes, 5.63%(d)	55,000	55,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Regional Banks—(continued)
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	$10,000	$11,175
		293,557

Reinsurance–0.36%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	60,000	64,838

Renewable Electricity–0.21%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	36,000	38,103

Residential REIT’s–0.65%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	115,000	117,065

Restaurants–0.66%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Notes, 6.00%, 04/01/22(b)	115,000	118,162

Security & Alarm Services–0.04%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	7,000	7,245

Semiconductor Equipment–0.26%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	36,000	35,010
Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	11,000	11,220
		46,230

Semiconductors–0.17%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	8,000	8,380
Micron Technology, Inc., Sr. Unsec. Notes, 5.50%, 02/01/25(b)	4,000	4,080
5.88%, 02/15/22(b)	17,000	18,020
		30,480

Specialized Finance–2.87%
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	18,000	20,070
Sr. Unsec. Notes, 5.13%, 03/15/21	6,000	6,045
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	45,000	55,222
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/22	10,000	10,925
Sr. Unsec. Notes, 8.25%, 12/15/20	30,000	36,600
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/20	110,000	125,079
Sr. Unsec. Global Notes, 2.75%, 07/15/19	45,000	45,409
4.88%, 02/15/24	158,000	173,195
5.25%, 07/15/44	35,000	39,384

	Principal Amount	Value
Specialized Finance–(continued)
MSCI Inc., Sr. Unsec. Gtd. Notes., 5.25%, 11/15/24(b)	$3,000	$3,127
		515,056

Specialized REIT’s–1.73%
Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/23	9,000	9,203
Sr. Unsec. Notes, 4.88%, 04/15/22	9,000	9,135
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	245,000	293,411
		311,749

Specialty Chemicals–0.06%
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	10,000	10,062

Specialty Stores–0.69%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	23,000	23,259
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	4,000	3,940
Tiffany & Co., Sr. Unsec. Notes, 3.80%, 10/01/24(b)	29,000	29,245
4.90%, 10/01/44(b)	66,000	68,305
		124,749

Steel–0.82%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 10/01/21	7,000	6,475
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.00%, 03/01/21	24,000	24,960
6.75%, 02/25/22	13,000	13,858
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	16,000	11,120
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/15/22	3,000	3,203
Sr. Unsec. Gtd. Notes, 5.13%, 10/01/21(b)	2,000	2,045
5.50%, 10/01/24(b)	4,000	4,080
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	3,000	3,131
7.38%, 02/01/20(b)	18,000	18,787
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	65,000	60,434
		148,093

Technology Hardware, Storage & Peripherals–0.48%
Seagate HDD Cayman, Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(b)	45,000	46,519
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/34(b)	38,000	40,232
		86,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Tobacco–1.34%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 2.63%, 01/14/20	$40,000	$40,090
4.75%, 05/05/21	55,000	60,927
Philip Morris International Inc., Sr. Unsec. Global Notes, 4.25%, 11/10/44	89,000	90,961
Reynolds American Inc., Sr. Unsec. Gtd. Global Notes, 4.85%, 09/15/23	45,000	48,587
		240,565

Trading Companies & Distributors–0.49%
Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/21	85,000	85,611
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	2,000	2,115
		87,726

Water Utilities–0.35%
Aquarion Co. Inc., Sr. Unsec. Notes, 4.00%, 08/15/24(b)	63,000	62,823

Wireless Telecommunication Services–2.52%
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	120,000	133,722
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 3.00%, 03/15/23	50,000	48,560
4.50%, 03/15/43	30,000	30,500
5.00%, 03/15/44	100,000	109,699
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(b)	18,000	17,505
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	10,000	8,850
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	12,000	11,130
11.50%, 11/15/21	2,000	2,445
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	27,000	29,160
9.00%, 11/15/18(b)	7,000	7,980
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/21	6,000	6,000
7.88%, 09/15/23	6,000	5,955
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 04/01/23	12,000	12,330
Sr. Unsec. Gtd. Notes, 6.38%, 03/01/25	18,000	18,405
6.84%, 04/28/23	10,000	10,387
		452,628
Total Bonds and Notes (Cost $16,347,762)		17,075,073

	Principal Amount	Value
U.S. Treasury Securities–3.08%
U.S. Treasury Bills–0.22%
0.08%, 08/20/15(g)(h)	$25,000	$24,976
0.09%, 08/20/15(g)(h)	15,000	14,986
		39,962

U.S. Treasury Notes–2.14%
1.63%, 12/31/19	152,900	152,656
2.25%, 11/15/24	231,400	233,078
		385,734

U.S. Treasury Bonds–0.72%
3.13%, 08/15/44	119,900	129,074
Total U.S. Treasury Securities (Cost $547,167)		554,770

	Shares
Preferred Stocks–1.08%
Diversified Banks–0.03%
Wells Fargo & Co., 5.85% Pfd.	200	5,130

Investment Banking & Brokerage–0.74%
Morgan Stanley, 6.88% Pfd.	5,000	133,050

Reinsurance–0.31%
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.	2,000	55,520
Total Preferred Stocks (Cost $180,000)		193,700

	Principal Amount
Municipal Obligations–0.91%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17(e)	$65,000	41,601
Florida Hurricane Catastrophe Fund Finance Corp.; Series 2013 A, RB, 3.00%, 07/01/20	55,000	55,965
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	50,000	66,926
Total Municipal Obligations (Cost $169,523)		164,492

Asset-Backed Securities–0.62%
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.62%, 09/26/34(b)(f)	21,863	21,961
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.61%, 12/25/34(f)	89,352	90,050
Total Asset-Backed Securities (Cost $100,150)		112,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.49%
Federal Home Loan Mortgage Corp. (FHLMC)–0.25%
Pass Through Ctfs.,
6.50%, 05/01/16 to 08/01/32	$3,315	$3,749
6.00%, 05/01/17 to 12/01/31	30,915	34,733
5.50%, 09/01/17	5,418	5,732
		44,214

Federal National Mortgage Association (FNMA)–0.17%
Pass Through Ctfs., 7.00%, 02/01/16 to 09/01/32	12,387	13,179
6.50%, 05/01/16 to 09/01/31	2,143	2,373
5.00%, 11/01/18	8,705	9,315
7.50%, 04/01/29	3,813	4,330
8.00%, 04/01/32	1,256	1,269
		30,466

Government National Mortgage Association (GNMA)–0.07%
Pass Through Ctfs., 7.50%, 06/15/23	4,333	4,752
8.50%, 11/15/24	1,288	1,294
7.00%, 07/15/31 to 08/15/31	1,438	1,698
6.50%, 11/15/31 to 03/15/32	2,995	3,423
6.00%, 11/15/32	1,493	1,726
		12,893
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $81,253)		87,573

	Shares	Value
Common Stocks & Other Equity Interests–0.02%
Broadcasting–0.01%
Adelphia Communications Corp.(i)	900	$693
Adelphia Recovery Trust–Series ACC-1(i)	87,412	210
		903

Paper Products–0.01%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $6,004)(b)(j)	28	2,520
Total Common Stocks & Other Equity Interests (Cost $28,185)		3,423
TOTAL INVESTMENTS–101.16% (Cost $17,454,040)		18,191,042
OTHER ASSETS LESS LIABILITIES–(1.16)%		(209,022)
NET ASSETS–100.00%		$17,982,020

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds

REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $4,846,381, which represented 26.95% of the Fund’s Net Assets.
(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2014 was $41,601, which represented less than 1% of the Fund’s Net Assets.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2014.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $17,454,040)	$18,191,042
Receivable for:
Fund shares sold	27
Dividends and interest	233,737
Fund expenses absorbed	6,774
Premiums paid on swap agreements	9,882
Investment for trustee deferred compensation and retirement plans	65,102
Other assets	369
Total assets	18,506,933

Liabilities:
Payable for:
Fund shares reacquired	12,298
Amount due custodian	377,950
Swaps payable	69
Variation margin — futures	2,844
Accrued fees to affiliates	10,178
Accrued trustees’ and officers’ fees and benefits	453
Accrued other operating expenses	40,396
Trustee deferred compensation and retirement plans	67,173
Unrealized depreciation on swap agreements — OTC	13,552
Total liabilities	524,913
Net assets applicable to shares outstanding	$17,982,020

Net assets consist of:
Shares of beneficial interest	$24,670,803
Undistributed net investment income	636,306
Undistributed net realized gain (loss)	(8,030,068)
Net unrealized appreciation	704,979
$17,982,020

Net Assets:
Series I	$17,821,403
Series II	$160,617

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,787,340
Series II	25,240
Series I:
Net asset value per share	$6.39
Series II:
Net asset value per share	$6.36

Investment income:
Interest	$894,481
Dividends	23,768
Dividends from affiliated money market funds	165
Total investment income	918,414

Expenses:
Advisory fees	115,098
Administrative services fees	89,253
Custodian fees	16,208
Distribution fees — Series II	413
Transfer agent fees	8,599
Trustees’ and officers’ fees and benefits	22,710
Professional services fees	47,649
Other	40,583
Total expenses	340,513
Less: Fees waived and expenses reimbursed	(196,820)
Net expenses	143,693
Net investment income	774,721

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	633,652
Foreign currencies	(844)
Futures contracts	(105,910)
Swap agreements	(6,353)
520,545
Change in net unrealized appreciation (depreciation) of:
Investment securities	256,169
Foreign currencies	(52)
Futures contracts	(28,872)
Swap agreements	4,709
231,954
Net realized and unrealized gain	752,499
Net increase in net assets resulting from operations	$1,527,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$774,721	$889,582
Net realized gain	520,545	510,812
Change in net unrealized appreciation (depreciation)	231,954	(1,412,429)
Net increase (decrease) in net assets resulting from operations	1,527,220	(12,035)

Distributions to shareholders from net investment income:
Series I	(933,648)	(966,718)
Series ll	(7,576)	(9,476)
Total distributions from net investment income	(941,224)	(976,194)

Share transactions–net:
Series l	(2,430,969)	(2,091,881)
Series ll	(16,001)	(94,274)
Net increase (decrease) in net assets resulting from share transactions	(2,446,970)	(2,186,155)
Net increase (decrease) in net assets	(1,860,974)	(3,174,384)

Net assets:
Beginning of year	19,842,994	23,017,378
End of year (includes undistributed net investment income of $636,306 and $813,859, respectively)	$17,982,020	$19,842,994

Notes to Financial Statements

December 31, 2014

NOTE	1—Significant Accounting Policies

Invesco V.I. Diversified Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Diversified Income Fund

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Diversified Income Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to

Invesco V.I. Diversified Income Fund

maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Diversified Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Over $250 million	0.55%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $115,098 and reimbursed Fund expenses of $81,722.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $39,253 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Diversified Income Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$193,700	$3,423	$—	$197,123
U.S. Treasury Securities	—	554,770	—	554,770
Corporate Debt Securities	—	17,075,073	0	17,075,073
U.S. Government Sponsored Securities	—	87,573	—	87,573
Asset-Backed Securities	—	112,011	—	112,011
Municipal Obligations	—	164,492	—	164,492
	193,700	17,997,342	0	18,191,042
Futures Contracts*	(18,471)	—	—	(18,471)
Swap Agreements*	—	(13,552)	—	(13,552)
Total Investments	$175,229	$17,983,790	$0	$18,159,019

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(13,552)
Interest rate risk:
Futures contracts(b)	23,495	(41,966)
Total	$23,495	$(55,518)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$(6,353)
Interest rate risk	(105,910)	—
Change in Unrealized Appreciation (Depreciation):
Credit risk	—	4,709
Interest rate risk	(28,872)	—
Total	$(134,782)	$(1,644)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$3,856,108	$250,000

Invesco V.I. Diversified Income Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Long	14	March-2015	$1,665,016	$345
U.S. Treasury Long Bonds	Long	5	March-2015	722,813	19,169
U.S. Ultra Bond	Short	6	March-2015	(991,125)	(41,966)
U.S. Treasury 10 Year Notes	Short	20	March-2015	(2,535,937)	3,981
Total Futures Contracts — Interest Rate Risk					$(18,471)

Open Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.42%	$250,000	$9,882	$(13,552)

(a)	Implied credit spreads represent the current level as of December 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Merrill Lynch	$9,882	$(9,882)	$—	$—	$—	$—

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Merrill Lynch	$13,621	$(9,882)	$3,739	$—	$—	$3,739

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Diversified Income Fund

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$941,224	$976,194

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$695,824
Net unrealized appreciation — investments	736,925
Net unrealized appreciation (depreciation) — other investments	(13,552)
Temporary book/tax differences	(65,371)
Capital loss carryforward	(8,042,609)
Shares of beneficial interest	24,670,803
Total net assets	$17,982,020

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $500,129 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$683,517	$—	$683,517
December 31, 2017	7,359,092	—	7,359,092
	$8,042,609	$—	$8,042,609

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $21,491,433 and $23,265,140, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $26,570,579 and $27,022,436, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$966,321
Aggregate unrealized (depreciation) of investment securities	(229,396)
Net unrealized appreciation of investment securities	$736,925

Cost of investments for tax purposes is $17,454,117.

Invesco V.I. Diversified Income Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydown reclasses and swap agreement income, on December 31, 2014, undistributed net investment income was decreased by $11,050 and undistributed net realized gain (loss) was increased by $11,050. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	102,838	$668,280	132,970	$858,712
Series II	1,535	10,010	551	3,523

Issued as reinvestment of dividends:
Series I	147,963	933,648	157,960	966,718
Series II	1,128	7,097	1,556	9,476

Reacquired:
Series I	(622,528)	(4,032,897)	(608,755)	(3,917,311)
Series II	(5,168)	(33,108)	(16,908)	(107,273)
Net increase (decrease) in share activity	(374,232)	$(2,446,970)	(332,626)	$(2,186,155)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net Investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$6.23	$0.26	$0.24	$0.50	$(0.34)	$6.39	8.03%	$17,821	0.75	%(d)	1.77	%(d)	4.04	%(d)	255%
Year ended 12/31/13	6.54	0.27	(0.27)	0.00	(0.31)	6.23	0.05	19,671	0.75		1.76		4.18		150
Year ended 12/31/12	6.19	0.27	0.39	0.66	(0.31)	6.54	10.71	22,741	0.75		1.49		4.19		66
Year ended 12/31/11	6.10	0.29	0.13	0.42	(0.33)	6.19	7.02	22,333	0.75		1.46		4.71		59
Year ended 12/31/10	5.88	0.31	0.28	0.59	(0.37)	6.10	10.05	23,229	0.75		1.36		5.03		87
Series II
Year ended 12/31/14	6.19	0.24	0.24	0.48	(0.31)	6.36	7.85	161	1.00	(d)	2.02	(d)	3.79	(d)	255
Year ended 12/31/13	6.50	0.25	(0.27)	(0.02)	(0.29)	6.19	(0.26)	172	1.00		2.01		3.93		150
Year ended 12/31/12	6.16	0.25	0.38	0.63	(0.29)	6.50	10.38	277	1.00		1.74		3.94		66
Year ended 12/31/11	6.07	0.28	0.13	0.41	(0.32)	6.16	6.72	227	1.00		1.71		4.46		59
Year ended 12/31/10	5.85	0.29	0.28	0.57	(0.35)	6.07	9.70	232	1.00		1.61		4.78		87

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $19,018 and $165 for Series I and Series II shares, respectively.

NOTE 12—Subsequent Event

The Board of Trustees recently approved changes to the Fund’s investment strategies to reposition the Fund as a core plus bond fund, including changing the Fund’s name to Invesco V.I. Core Plus Bond Fund. These changes are scheduled to take effect on or about April 30, 2015.

Invesco V.I. Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Diversified Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,012.00	$3.80	$1,021.42	$3.82	0.75%
Series II	1,000.00	1,009.90	5.07	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	2.31%
U.S. Treasury Obligations*	5.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Income Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VIEWSP-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Equally-Weighted S&P 500 Fund performed in line with its broad market index, the S&P 500 Index, but under-performed its style-specific benchmark, the S&P 500 Equal Weight Index. Relative to the S&P 500 Index, overweight exposures to the utilities, consumer discretionary and industrials sectors, along with relative underweight exposures to the telecommunications services and health care sectors contributed to the Fund’s performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	13.88%
Series II Shares	13.61
S&P 500 Index‚ (Broad Market Index)	13.69
S&P 500 Equal Weight Index‚ (Style-Specific Index)	14.49
Lipper VUF Multi-Cap Core Funds Index¢ (Peer Group Index)	7.52
Source(s): ‚FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the reporting period, major US equity market indexes delivered strong gains as nine of the 10 sectors of the S&P 500 posting positive returns with the energy sector being the exception. The utilities sector was the largest contributor to Fund results.

    On an asset class basis, mid-cap stocks were the top contributors to Fund performance with mid-value stocks posting the highest contribution.

    The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500 Index. On an absolute basis, the Fund posted positive returns for the reporting period. Sectors that contributed the most to overall Fund performance were the health care, financials and information technology sectors. The consumer discretionary, consumer staples, utilities and industrials sectors also contributed meaningfully to Fund returns.

    The Fund gained exposure to the S&P 500 through futures contracts. For the reporting period, the Fund’s allocation to S&P 500 futures contracts was a slight contributor to Fund performance.

    The top contributor to Fund performance for the reporting period was industrials sector holding Southwest Airlines. Benefiting from the drop in oil prices, Southwest Airlines delivered a triple-digit return for the reporting period. Delta Air Lines is another airline that benefited from declining oil prices and contributed to Fund returns.

    Also posting a strong return for the reporting period was the producer of the Madden and FIFA video games, Electronic Arts. The information technology sector company beat earnings estimates and reached a six-year high due to strong sales and increased mobile use of its sports-related video games.

    Additional contributors to Fund performance included health care holdings Edwards Lifesciences and Allergan. Edwards Lifesciences, the largest maker of heart valves inserted without cracking open the chest, beat analysts’ estimates on device demand. Allergan, the maker of Botox, benefited from the announcement that it will be acquired by Actavis (not a Fund holding) as it seeks to become one of the largest global drugmakers.

Portfolio Composition
By sector

Consumer Discretionary	16.9%
Financials	16.2
Industrials	13.1
Information Technology	12.3
Health Care	10.6
Energy	8.6
Consumer Staples	7.7
Utilities	6.1
Materials	5.5
Telecommunication Services	1.2
Money Market Funds
Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1.	Nabors Industries Ltd.	0.2%
2.	Denbury Resources Inc.	0.2
3.	Red Hat, Inc.	0.2
4.	ADT Corp. (The)	0.2
5.	Devon Energy Corp.	0.2
6.	CarMax, Inc.	0.2
7.	Noble Corp. PLC	0.2
8.	Allegheny Technologies, Inc.	0.2
9.	Chesapeake Energy Corp.	0.2
10.	Pioneer Natural Resources Co.	0.2

Top Five Industries*

1.	Oil & Gas Exploration & Production	3.7%
2.	Multi-Utilities	2.8
3.	Health Care Equipment	2.7
4.	Electric Utilities	2.5
5.	Pharmaceuticals	2.5

Total Net Assets	$71.1 million
Total Number of Holdings*	503

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Equally-Weighted S&P 500 Fund

    Several stocks in the energy sector declined during the reporting period, including Transocean and Noble. Both Transocean and Noble are offshore rig contractors that are struggling due to falling oil prices resulting from a supply glut and decreasing demand. Ensco and Denbury Resources, both oil and gas companies, are two other stocks that detracted from returns due to the decline in oil prices.

    Also detracting from Fund performance were consumer staples sector holding Avon Products and financials sector holding Genworth Financial.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Equally-Weighted S&P 500 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500 Fund. She joined Invesco in 1988.
Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (11/9/94)	11.14%
10 Years	9.18
5 Years	16.93
1 Year	13.88

Series II Shares
Inception (7/24/00)	8.83%
10 Years	8.91
5 Years	16.64
1 Year	13.61

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.59% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

    The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.17%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The)	6,882	$142,939
Omnicom Group Inc.	1,771	137,199
	280,138

Aerospace & Defense–2.17%
Boeing Co. (The)	1,114	144,798
General Dynamics Corp.	979	134,730
Honeywell International Inc.	1,404	140,288
L-3 Communications Holdings, Inc.	1,120	141,355
Lockheed Martin Corp.	726	139,806
Northrop Grumman Corp.	950	140,020
Precision Castparts Corp.	584	140,674
Raytheon Co.	1,290	139,539
Rockwell Collins, Inc.	1,637	138,294
Textron Inc.	3,424	144,184
United Technologies Corp.	1,200	138,000
	1,541,688

Agricultural & Farm Machinery–0.19%
Deere & Co.	1,558	137,836

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	2,701	140,452

Air Freight & Logistics–0.76%
C.H. Robinson Worldwide, Inc.	1,862	139,445
Expeditors International of Washington, Inc.	3,015	134,499
FedEx Corp.	765	132,850
United Parcel Service, Inc.–Class B	1,223	135,961
	542,755

Airlines–0.39%
Delta Air Lines, Inc.	2,824	138,912
Southwest Airlines Co.	3,252	137,625
	276,537

Alternative Carriers–0.20%
Level 3 Communications, Inc.(b)	2,833	139,894

Aluminum–0.20%
Alcoa Inc.	9,057	143,010

Apparel Retail–1.00%
Gap, Inc. (The)	3,375	142,121
L Brands, Inc.	1,614	139,692
Ross Stores, Inc.	1,486	140,071
TJX Cos., Inc. (The)	2,052	140,726
Urban Outfitters, Inc.(b)	4,201	147,581
	710,191

Apparel, Accessories & Luxury Goods–1.35%
Coach, Inc.	3,825	143,667

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Fossil Group, Inc.(b)	1,258	$139,311
Michael Kors Holdings Ltd.(b)	1,749	131,350
PVH Corp.	1,059	135,732
Ralph Lauren Corp.	740	137,018
Under Armour, Inc.–Class A(b)	1,956	132,812
VF Corp.	1,852	138,715
	958,605

Application Software–0.97%
Adobe Systems Inc.(b)	1,771	128,752
Autodesk, Inc.(b)	2,286	137,297
Citrix Systems, Inc.(b)	2,244	143,167
Intuit Inc.	1,461	134,689
salesforce.com, inc.(b)	2,444	144,954
	688,859

Asset Management & Custody Banks–1.97%
Affiliated Managers Group, Inc.(b)	690	146,446
Ameriprise Financial, Inc.	1,053	139,259
Bank of New York Mellon Corp. (The)	3,373	136,843
BlackRock, Inc.	394	140,879
Franklin Resources, Inc.	2,495	138,148
Invesco Ltd.(c)	3,492	138,004
Legg Mason, Inc.	2,678	142,925
Northern Trust Corp.	2,043	137,698
State Street Corp.	1,789	140,436
T. Rowe Price Group Inc.	1,642	140,982
	1,401,620

Auto Parts & Equipment–0.59%
BorgWarner, Inc.	2,552	140,232
Delphi Automotive PLC (United Kingdom)	1,930	140,350
Johnson Controls, Inc.	2,920	141,153
	421,735

Automobile Manufacturers–0.41%
Ford Motor Co.	8,984	139,252
General Motors Co.	4,266	148,926
	288,178

Automotive Retail–0.80%
AutoNation, Inc.(b)	2,347	141,782
AutoZone, Inc.(b)	222	137,443
CarMax, Inc.(b)	2,309	153,733
O’Reilly Automotive, Inc.(b)	701	135,027
	567,985

Biotechnology–1.29%
Alexion Pharmaceuticals, Inc.(b)	720	133,222
Amgen Inc.	818	130,299
Biogen Idec Inc.(b)	390	132,385
Celgene Corp.(b)	1,175	131,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology–(continued)
Gilead Sciences, Inc.(b)	1,292	$121,784
Regeneron Pharmaceuticals, Inc.(b)	323	132,511
Vertex Pharmaceuticals Inc.(b)	1,135	134,838
		916,474

Brewers–0.19%
Molson Coors Brewing Co.–Class B	1,860	138,607

Broadcasting–0.58%
CBS Corp.–Class B	2,517	139,291
Discovery Communications, Inc.–Class A(b)	1,440	49,608
Discovery Communications, Inc.–Class C(b)	2,661	89,729
Scripps Networks Interactive Inc.–Class A	1,758	132,324
		410,952

Building Products–0.39%
Allegion PLC	2,502	138,761
Masco Corp.	5,577	140,540
		279,301

Cable & Satellite–0.79%
Cablevision Systems Corp.–Class A	6,823	140,827
Comcast Corp.–Class A	2,432	141,080
DIRECTV(b)	1,613	139,847
Time Warner Cable Inc.	927	140,960
		562,714

Casinos & Gaming–0.19%
Wynn Resorts Ltd.	912	135,669

Coal & Consumable Fuels–0.19%
CONSOL Energy Inc.	3,923	132,637

Commodity Chemicals–0.21%
LyondellBasell Industries N.V.–Class A	1,907	151,397

Communications Equipment–1.18%
Cisco Systems, Inc.	4,989	138,769
F5 Networks, Inc.(b)	1,030	134,379
Harris Corp.	1,948	139,905
Juniper Networks, Inc.	6,377	142,335
Motorola Solutions, Inc.	2,161	144,960
QUALCOMM, Inc.	1,907	141,747
		842,095

Computer & Electronics Retail–0.40%
Best Buy Co., Inc.	3,654	142,433
GameStop Corp.–Class A	4,169	140,912
		283,345

Construction & Engineering–0.61%
Fluor Corp.	2,367	143,511
Jacobs Engineering Group, Inc.(b)	3,283	146,718
Quanta Services, Inc.(b)	5,034	142,915
		433,144

	Shares	Value
Construction Machinery & Heavy Trucks–0.77%
Caterpillar Inc.	1,488	$136,197
Cummins Inc.	955	137,682
Joy Global Inc.	2,910	135,373
PACCAR Inc.	1,989	135,272
		544,524

Construction Materials–0.39%
Martin Marietta Materials, Inc.	1,253	138,231
Vulcan Materials Co.	2,158	141,845
		280,076

Consumer Electronics–0.39%
Garmin Ltd.	2,570	135,773
Harman International Industries, Inc.	1,295	138,190
		273,963

Consumer Finance–0.79%
American Express Co.	1,480	137,699
Capital One Financial Corp.	1,679	138,602
Discover Financial Services	2,178	142,637
Navient Corp.	6,461	139,622
		558,560

Data Processing & Outsourced Services–2.15%
Alliance Data Systems Corp.(b)	490	140,164
Automatic Data Processing, Inc.	1,632	136,060
Computer Sciences Corp.	2,195	138,395
Fidelity National Information Services, Inc.	2,231	138,768
Fiserv, Inc.(b)	1,970	139,811
MasterCard, Inc.–Class A	1,600	137,856
Paychex, Inc.	2,921	134,863
Total System Services, Inc.	4,164	141,409
Visa Inc.–Class A	524	137,393
Western Union Co. (The)	7,913	141,722
Xerox Corp.	10,028	138,988
		1,525,429

Department Stores–0.60%
Kohl’s Corp.	2,351	143,505
Macy’s, Inc.	2,159	141,954
Nordstrom, Inc.	1,803	143,140
		428,599

Distillers & Vintners–0.40%
Brown-Forman Corp.–Class B	1,555	136,591
Constellation Brands, Inc.–Class A(b)	1,483	145,586
		282,177

Distributors–0.20%
Genuine Parts Co.	1,314	140,033

Diversified Banks–1.17%
Bank of America Corp.	7,863	140,669
Citigroup Inc.	2,521	136,411
Comerica Inc.	3,035	142,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.	2,242	$140,304
U.S. Bancorp	3,068	137,907
Wells Fargo & Co.	2,507	137,434
		834,884

Diversified Chemicals–0.80%
Dow Chemical Co. (The)	3,106	141,665
E. I. du Pont de Nemours and Co.	1,941	143,518
Eastman Chemical Co.	1,855	140,720
FMC Corp.	2,448	139,609
		565,512

Diversified Metals & Mining–0.20%
Freeport-McMoRan Inc.	6,174	144,225

Diversified REIT’s–0.20%
Vornado Realty Trust	1,188	139,839

Diversified Support Services–0.21%
Cintas Corp.	1,895	148,644

Drug Retail–0.40%
CVS Health Corp.	1,497	144,176
Walgreens Boots Alliance, Inc.	1,807	137,693
		281,869

Electric Utilities–2.54%
American Electric Power Co., Inc.	2,294	139,292
Duke Energy Corp.	1,628	136,003
Edison International	2,103	137,704
Entergy Corp.	1,558	136,294
Exelon Corp.	3,748	138,976
FirstEnergy Corp.	3,595	140,169
NextEra Energy, Inc.	1,336	142,003
Northeast Utilities	2,633	140,918
Pepco Holdings, Inc.	5,030	135,458
Pinnacle West Capital Corp.	2,055	140,377
PPL Corp.	3,845	139,689
Southern Co. (The)	2,810	137,999
Xcel Energy, Inc.	3,889	139,693
		1,804,575

Electrical Components & Equipment–0.80%
AMETEK, Inc.	2,771	145,837
Eaton Corp. PLC(b)	2,080	141,357
Emerson Electric Co.	2,304	142,226
Rockwell Automation, Inc.	1,284	142,781
		572,201

Electronic Components–0.41%
Amphenol Corp.–Class A	2,572	138,399
Corning Inc.	6,529	149,710
		288,109

Electronic Equipment & Instruments–0.19%
FLIR Systems, Inc.	4,216	136,219

	Shares	Value
Electronic Manufacturing Services–0.19%
TE Connectivity Ltd. (Switzerland)	2,179	$137,822

Environmental & Facilities Services–0.59%
Republic Services, Inc.	3,478	139,989
Stericycle, Inc.(b)	1,051	137,765
Waste Management, Inc.	2,777	142,516
		420,270

Fertilizers & Agricultural Chemicals–0.59%
CF Industries Holdings, Inc.	540	147,172
Monsanto Co.	1,141	136,315
Mosaic Co. (The)	3,019	137,817
		421,304

Food Distributors–0.19%
Sysco Corp.	3,424	135,899

Food Retail–0.59%
Kroger Co. (The)	2,187	140,427
Safeway Inc.	3,892	136,687
Whole Foods Market, Inc.	2,787	140,521
		417,635

Footwear–0.19%
NIKE, Inc.–Class B	1,400	134,610

Gas Utilities–0.20%
AGL Resources Inc.	2,631	143,416

General Merchandise Stores–0.78%
Dollar General Corp.(b)	1,929	136,380
Dollar Tree, Inc.(b)	1,976	139,071
Family Dollar Stores, Inc.	1,699	134,578
Target Corp.	1,859	141,117
		551,146

Gold–0.19%
Newmont Mining Corp.	7,070	133,623

Health Care Distributors–0.76%
AmerisourceBergen Corp.	1,480	133,437
Cardinal Health, Inc.	1,698	137,079
McKesson Corp.	655	135,965
Patterson Cos. Inc.	2,839	136,556
		543,037

Health Care Equipment–2.68%
Abbott Laboratories	3,082	138,752
Baxter International Inc.	1,876	137,492
Becton, Dickinson and Co.	982	136,655
Boston Scientific Corp.(b)	10,360	137,270
C.R. Bard, Inc.	803	133,796
CareFusion Corp.(b)	2,287	135,711
Covidien PLC	1,340	137,055
Edwards Lifesciences Corp.(b)	1,044	132,985
Intuitive Surgical, Inc.(b)	267	141,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Medtronic, Inc.	1,856	$134,003
St. Jude Medical, Inc.	2,030	132,011
Stryker Corp.	1,463	138,005
Varian Medical Systems, Inc.(b)	1,581	136,772
Zimmer Holdings, Inc.	1,208	137,011
		1,908,745

Health Care Facilities–0.39%
Tenet Healthcare Corp.(b)	2,680	135,796
Universal Health Services, Inc.–Class B	1,262	140,410
		276,206

Health Care REIT’s–0.55%
HCP, Inc.	2,969	130,725
Health Care REIT, Inc.	1,765	133,558
Ventas, Inc.	1,809	129,705
		393,988

Health Care Services–0.79%
DaVita HealthCare Partners Inc.(b)	1,834	138,907
Express Scripts Holding Co.(b)	1,624	137,504
Laboratory Corp. of America Holdings(b)	1,321	142,536
Quest Diagnostics Inc.	2,123	142,368
		561,315

Health Care Supplies–0.19%
DENTSPLY International Inc.	2,483	132,269

Health Care Technology–0.20%
Cerner Corp.(b)	2,191	141,670

Home Entertainment Software–0.20%
Electronic Arts Inc.(b)	2,999	140,998

Home Furnishings–0.39%
Leggett & Platt, Inc.	3,246	138,312
Mohawk Industries, Inc.(b)	875	135,940
		274,252

Home Improvement Retail–0.40%
Home Depot, Inc. (The)	1,349	141,605
Lowe’s Cos., Inc.	2,075	142,760
		284,365

Homebuilding–0.60%
D.R. Horton, Inc.	5,596	141,523
Lennar Corp.–Class A	3,183	142,630
PulteGroup Inc.	6,669	143,117
		427,270

Homefurnishing Retail–0.20%
Bed Bath & Beyond Inc.(b)	1,863	141,905

Hotel and Resort REIT’s–0.19%
Host Hotels & Resorts Inc.	5,745	136,559

Hotels, Resorts & Cruise Lines–0.98%
Carnival Corp.	3,135	142,109

	Shares	Value
Hotels, Resorts & Cruise Lines–(continued)
Marriott International Inc.–Class A	1,754	$136,865
Royal Caribbean Cruises Ltd.	1,727	142,357
Starwood Hotels & Resorts Worldwide, Inc.	1,705	138,224
Wyndham Worldwide Corp.	1,628	139,617
		699,172

Household Appliances–0.20%
Whirlpool Corp.	745	144,336

Household Products–0.78%
Clorox Co. (The)	1,354	141,100
Colgate-Palmolive Co.	1,963	135,820
Kimberly-Clark Corp.	1,194	137,955
Procter & Gamble Co. (The)	1,503	136,908
		551,783

Housewares & Specialties–0.21%
Newell Rubbermaid Inc.	3,895	148,361

Human Resource & Employment Services–0.19%
Robert Half International, Inc.	2,371	138,419

Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	976	138,348
Wal-Mart Stores, Inc.	1,606	137,923
		276,271

Independent Power Producers & Energy Traders–0.39%
AES Corp. (The)	10,134	139,545
NRG Energy, Inc.	5,026	135,451
		274,996

Industrial Conglomerates–0.78%
3M Co.	856	140,658
Danaher Corp.	1,607	137,736
General Electric Co.(d)	5,390	136,205
Roper Industries, Inc.	897	140,246
		554,845

Industrial Gases–0.59%
Air Products and Chemicals, Inc.	974	140,480
Airgas, Inc.	1,221	140,635
Praxair, Inc.	1,087	140,832
		421,947

Industrial Machinery–1.99%
Dover Corp.	1,985	142,364
Flowserve Corp.	2,453	146,763
Illinois Tool Works Inc.	1,443	136,652
Ingersoll-Rand PLC	2,169	137,493
Pall Corp.	1,444	146,147
Parker Hannifin Corp.	1,093	140,942
Pentair PLC (United Kingdom)	2,243	148,980
Snap-on Inc.	1,014	138,655
Stanley Black & Decker Inc.	1,437	138,067
Xylem, Inc.	3,719	141,582
		1,417,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial REIT’s–0.19%
Prologis, Inc.	3,188	$137,180

Insurance Brokers–0.38%
Aon PLC	1,417	134,374
Marsh & McLennan Cos., Inc.	2,383	136,403
		270,777

Integrated Oil & Gas–0.83%
Chevron Corp.	1,315	147,517
Exxon Mobil Corp.	1,555	143,760
Hess Corp.	2,024	149,412
Occidental Petroleum Corp.	1,814	146,226
		586,915

Integrated Telecommunication Services–0.98%
AT&T Inc.	4,188	140,675
CenturyLink Inc.	3,583	141,815
Frontier Communications Corp.	21,516	143,512
Verizon Communications Inc.	2,954	138,188
Windstream Holdings Inc.	15,902	131,032
		695,222

Internet Retail–0.96%
Amazon.com, Inc.(b)	437	135,623
Expedia, Inc.	1,538	131,284
Netflix Inc.(b)	402	137,327
Priceline Group Inc. (The)(b)	121	137,965
TripAdvisor Inc.(b)	1,860	138,868
		681,067

Internet Software & Services–1.15%
Akamai Technologies, Inc.(b)	2,214	139,393
eBay Inc.(b)	2,414	135,474
Facebook Inc.–Class A(b)	1,730	134,974
Google Inc.–Class A(b)	129	68,455
Google Inc.–Class C(b)	129	67,906
VeriSign, Inc.(b)	2,363	134,691
Yahoo! Inc.(b)	2,680	135,367
		816,260

Investment Banking & Brokerage–0.80%
Charles Schwab Corp. (The)	4,684	141,410
E*TRADE Financial Corp.(b)	5,952	144,366
Goldman Sachs Group, Inc. (The)	712	138,007
Morgan Stanley	3,714	144,103
		567,886

IT Consulting & Other Services–0.80%
Accenture PLC–Class A	1,644	146,826
Cognizant Technology Solutions Corp.–Class A(b)	2,668	140,497
International Business Machines Corp.	866	138,941
Teradata Corp.(b)	3,242	141,610
		567,874

Leisure Products–0.38%
Hasbro, Inc.	2,401	132,031

	Shares	Value
Leisure Products–(continued)
Mattel, Inc.	4,380	$135,539
		267,570

Life & Health Insurance–1.39%
Aflac, Inc.	2,310	141,118
Lincoln National Corp.	2,447	141,118
MetLife, Inc.	2,549	137,875
Principal Financial Group, Inc.	2,662	138,264
Prudential Financial, Inc.	1,554	140,575
Torchmark Corp.	2,582	139,867
Unum Group	4,203	146,601
		985,418

Life Sciences Tools & Services–0.77%
Agilent Technologies, Inc.	3,390	138,787
PerkinElmer, Inc.	3,227	141,117
Thermo Fisher Scientific, Inc.	1,076	134,812
Waters Corp.(b)	1,206	135,940
		550,656

Managed Health Care–0.96%
Aetna Inc.	1,542	136,976
Anthem, Inc.	1,097	137,860
Cigna Corp.	1,324	136,253
Humana Inc.	937	134,581
UnitedHealth Group Inc.	1,363	137,786
		683,456

Metal & Glass Containers–0.41%
Ball Corp.	2,026	138,113
Owens-Illinois, Inc.(b)	5,559	150,037
		288,150

Motorcycle Manufacturers–0.19%
Harley-Davidson, Inc.	2,027	133,600

Movies & Entertainment–0.78%
Time Warner Inc.	1,639	140,003
Twenty-First Century Fox, Inc.–Class A	3,649	140,140
Viacom Inc.–Class B	1,845	138,836
Walt Disney Co. (The)	1,472	138,648
		557,627

Multi-Line Insurance–0.99%
American International Group, Inc.	2,491	139,521
Assurant, Inc.	2,034	139,187
Genworth Financial Inc.–Class A(b)	17,006	144,551
Hartford Financial Services Group, Inc. (The)	3,334	138,994
Loews Corp.	3,414	143,456
		705,709

Multi-Sector Holdings–0.39%
Berkshire Hathaway Inc.–Class B(b)	918	137,838
Leucadia National Corp.	6,168	138,286
		276,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Multi-Utilities–2.78%
Ameren Corp.	3,137	$144,710
CenterPoint Energy, Inc.	6,111	143,181
CMS Energy Corp.	4,014	139,487
Consolidated Edison, Inc.	2,100	138,621
Dominion Resources, Inc.	1,851	142,342
DTE Energy Co.	1,644	141,992
Integrys Energy Group, Inc.	1,813	141,142
NiSource Inc.	3,369	142,913
PG&E Corp.	2,585	137,625
Public Service Enterprise Group Inc.	3,305	136,860
SCANA Corp.	2,373	143,329
Sempra Energy	1,245	138,643
TECO Energy, Inc.	7,000	143,430
Wisconsin Energy Corp.	2,673	140,974
		1,975,249

Office REIT’s–0.19%
Boston Properties, Inc.	1,030	132,551

Office Services & Supplies–0.19%
Pitney Bowes Inc.	5,575	135,863

Oil & Gas Drilling–1.30%
Diamond Offshore Drilling, Inc.	4,032	148,015
Ensco PLC–Class A	4,980	149,151
Helmerich & Payne, Inc.	2,231	150,414
Nabors Industries Ltd.	13,469	174,828
Noble Corp. PLC	9,276	153,703
Transocean Ltd.	8,177	149,884
		925,995

Oil & Gas Equipment & Services–1.21%
Baker Hughes Inc.	2,448	137,259
Cameron International Corp.(b)	2,952	147,452
FMC Technologies, Inc.(b)	3,132	146,703
Halliburton Co.	3,550	139,622
National Oilwell Varco Inc.	2,187	143,314
Schlumberger Ltd.	1,683	143,745
		858,095

Oil & Gas Exploration & Production–3.70%
Anadarko Petroleum Corp.	1,836	151,470
Apache Corp.	2,385	149,468
Cabot Oil & Gas Corp.	4,475	132,507
Chesapeake Energy Corp.	7,812	152,881
Cimarex Energy Co.	1,367	144,902
ConocoPhillips	2,156	148,894
Denbury Resources Inc.	21,045	171,096
Devon Energy Corp.	2,539	155,412
EOG Resources, Inc.	1,559	143,537
EQT Corp.	1,703	128,917
Marathon Oil Corp.	5,270	149,088
Murphy Oil Corp.	2,998	151,459
Newfield Exploration Co.(b)	5,563	150,869

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Noble Energy, Inc.	3,070	$145,610
Pioneer Natural Resources Co.	1,025	152,571
QEP Resources Inc.	6,953	140,590
Range Resources Corp.	2,485	132,823
Southwestern Energy Co.(b)	4,690	127,990
		2,630,084

Oil & Gas Refining & Marketing–0.80%
Marathon Petroleum Corp.	1,618	146,041
Phillips 66	2,050	146,985
Tesoro Corp.	1,809	134,499
Valero Energy Corp.	2,910	144,045
		571,570

Oil & Gas Storage & Transportation–0.82%
Kinder Morgan Inc.	3,438	145,462
ONEOK, Inc.	3,002	149,470
Spectra Energy Corp.	4,001	145,236
Williams Cos., Inc. (The)	3,149	141,516
		581,684

Packaged Foods & Meats–2.49%
Campbell Soup Co.	3,078	135,432
ConAgra Foods, Inc.	3,666	133,002
General Mills, Inc.	2,584	137,805
Hershey Co. (The)	1,367	142,072
Hormel Foods Corp.	2,643	137,700
JM Smucker Co. (The)	1,358	137,131
Kellogg Co.	2,051	134,217
Keurig Green Mountain Inc.	987	130,674
Kraft Foods Group, Inc.	2,273	142,426
McCormick & Co., Inc.	1,857	137,975
Mead Johnson Nutrition Co.	1,377	138,444
Mondelez International Inc.–Class A	3,617	131,388
Tyson Foods, Inc.–Class A	3,300	132,297
		1,770,563

Paper Packaging–0.59%
Avery Dennison Corp.	2,686	139,350
MeadWestvaco Corp.	3,089	137,121
Sealed Air Corp.	3,291	139,637
		416,108

Paper Products–0.19%
International Paper Co.	2,533	135,718

Personal Products–0.38%
Avon Products, Inc.	14,044	131,873
Estee Lauder Cos. Inc. (The)–Class A	1,843	140,437
		272,310

Pharmaceuticals–2.51%
AbbVie Inc.	2,063	135,003
Actavis PLC(b)	519	133,596
Allergan, Inc.	645	137,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Pharmaceuticals–(continued)
Bristol-Myers Squibb Co.	2,291	$135,238
Eli Lilly and Co.	1,936	133,565
Hospira, Inc.(b)	2,231	136,649
Johnson & Johnson	1,288	134,686
Mallinckrodt PLC(b)	1,421	140,721
Merck & Co., Inc.	2,332	132,434
Mylan Inc.(b)	2,525	142,334
Perrigo Co. PLC	877	146,599
Pfizer Inc.	4,351	135,534
Zoetis Inc.	3,224	138,729
		1,782,208

Property & Casualty Insurance–1.35%
ACE Ltd.	1,187	136,363
Allstate Corp. (The)	1,997	140,289
Chubb Corp. (The)	1,322	136,787
Cincinnati Financial Corp.	2,646	137,142
Progressive Corp. (The)	5,078	137,055
Travelers Cos., Inc. (The)	1,305	138,134
XL Group PLC	3,877	133,253
		959,023

Publishing–0.40%
Gannett Co., Inc.	4,407	140,716
News Corp.–Class A(b)	8,948	140,394
		281,110

Railroads–0.81%
CSX Corp.	3,865	140,029
Kansas City Southern	1,227	149,731
Norfolk Southern Corp.	1,326	145,343
Union Pacific Corp.	1,195	142,360
		577,463

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	4,107	140,665

Regional Banks–1.78%
BB&T Corp.	3,595	139,810
Fifth Third Bancorp	6,823	139,019
Huntington Bancshares Inc.	13,388	140,842
KeyCorp	10,126	140,751
M&T Bank Corp.	1,104	138,684
PNC Financial Services Group, Inc. (The)	1,534	139,947
Regions Financial Corp.	13,455	142,085
SunTrust Banks, Inc.	3,347	140,239
Zions Bancorp.	4,965	141,552
		1,262,929

Research & Consulting Services–0.59%
Dun & Bradstreet Corp. (The)	1,182	142,975
Equifax Inc.	1,691	136,751
Nielsen N.V.	3,106	138,931
		418,657

	Shares	Value
Residential REIT’s–0.77%
Apartment Investment & Management Co.–Class A	3,688	$137,009
AvalonBay Communities, Inc.	825	134,797
Equity Residential	1,894	136,065
Essex Property Trust, Inc.	660	136,356
		544,227

Restaurants–0.96%
Chipotle Mexican Grill, Inc.(b)	204	139,640
Darden Restaurants, Inc.	2,346	137,546
McDonald’s Corp.	1,486	139,238
Starbucks Corp.	1,617	132,675
Yum! Brands, Inc.	1,848	134,627
		683,726

Retail REIT’s–0.77%
General Growth Properties, Inc.	4,934	138,793
Kimco Realty Corp.	5,301	133,267
Macerich Co. (The)	1,677	139,879
Simon Property Group, Inc.	745	135,672
		547,611

Security & Alarm Services–0.42%
ADT Corp. (The)	4,414	159,919
Tyco International PLC	3,241	142,167
		302,086

Semiconductor Equipment–0.58%
Applied Materials, Inc.	5,676	141,446
KLA-Tencor Corp.	1,962	137,968
Lam Research Corp.	1,718	136,306
		415,720

Semiconductors–2.30%
Altera Corp.	3,636	134,314
Analog Devices, Inc.	2,408	133,692
Avago Technologies Ltd. (Singapore)	1,357	136,501
Broadcom Corp.–Class A	3,234	140,129
First Solar, Inc.(b)	3,197	142,570
Intel Corp.(d)	3,717	134,890
Linear Technology Corp.	2,965	135,204
Microchip Technology Inc.(b)	3,081	138,984
Micron Technology, Inc.(b)	3,961	138,674
NVIDIA Corp.	6,861	137,563
Texas Instruments Inc.	2,535	135,534
Xilinx, Inc.	2,982	129,091
		1,637,146

Soft Drinks–0.97%
Coca-Cola Co. (The)	3,291	138,946
Coca-Cola Enterprises, Inc.	3,119	137,922
Dr Pepper Snapple Group, Inc.	1,917	137,410
Monster Beverage Corp.(b)	1,280	138,688
PepsiCo, Inc.	1,421	134,370
		687,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Specialized Consumer Services–0.20%
H&R Block, Inc.	4,214	$141,928

Specialized Finance–0.96%
CME Group Inc.–Class A	1,546	137,053
Intercontinental Exchange, Inc.	614	134,644
McGraw Hill Financial, Inc.	1,521	135,339
Moody’s Corp.	1,440	137,966
NASDAQ OMX Group, Inc. (The)	2,920	140,043
		685,045

Specialized REIT’s–1.17%
American Tower Corp.	1,366	135,029
Crown Castle International Corp.	1,775	139,692
Iron Mountain Inc.	3,695	142,849
Plum Creek Timber Co., Inc.	3,264	139,667
Public Storage	738	136,419
Weyerhaeuser Co.	3,758	134,875
		828,531

Specialty Chemicals–0.98%
Ecolab Inc.	1,316	137,548
International Flavors & Fragrances Inc.	1,345	136,329
PPG Industries, Inc.	612	141,464
Sherwin-Williams Co. (The)	544	143,094
Sigma-Aldrich Corp.	989	135,760
		694,195

Specialty Stores–0.79%
PetSmart, Inc.	1,733	140,884
Staples, Inc.	8,177	148,168
Tiffany & Co.	1,293	138,170
Tractor Supply Co.	1,732	136,516
		563,738

Steel–0.39%
Allegheny Technologies, Inc.	4,411	153,370
Nucor Corp.	2,596	127,334
		280,704

Systems Software–1.01%
CA, Inc.	4,510	137,329
Microsoft Corp.	2,868	133,219
Oracle Corp.	3,370	151,549
Red Hat, Inc.(b)	2,326	160,820
Symantec Corp.	5,310	136,228
		719,145

	Shares	Value
Technology Hardware, Storage & Peripherals–1.36%
Apple Inc.	1,226	$135,326
EMC Corp.	4,752	141,324
Hewlett-Packard Co.	3,542	142,140
NetApp, Inc.	3,309	137,158
SanDisk Corp.	1,363	133,547
Seagate Technology PLC	2,102	139,783
Western Digital Corp.	1,274	141,032
		970,310

Thrifts & Mortgage Finance–0.40%
Hudson City Bancorp, Inc.	14,073	142,419
People’s United Financial Inc.	9,244	140,324
		282,743

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)	5,060	144,564

Tobacco–0.75%
Altria Group, Inc.	2,712	133,620
Lorillard, Inc.	2,152	135,447
Philip Morris International Inc.	1,595	129,913
Reynolds American Inc.	2,095	134,646
		533,626

Trading Companies & Distributors–0.59%
Fastenal Co.	2,956	140,587
United Rentals, Inc.(b)	1,351	137,816
W.W. Grainger, Inc.	547	139,425
		417,828

Trucking–0.20%
Ryder System, Inc.	1,535	142,525
Total Common Stocks & Other Equity Interests (Cost $26,367,295)		69,783,405

Money Market Funds–1.89%
Liquid Assets Portfolio–Institutional Class(e)	669,650	669,650
Premier Portfolio–Institutional Class(e)	669,651	669,651
Total Money Market Funds (Cost $1,339,301)		1,339,301
TOTAL INVESTMENTS–100.06% (Cost $27,706,596)		71,122,706
OTHER ASSETS LESS LIABILITIES–(0.06)%		(39,975)
NET ASSETS–100.00%		$71,082,731

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $26,312,233)	$69,645,401
Investments in affiliates, at value (Cost $1,394,363)	1,477,305
Total investments, at value (Cost $27,706,596)	71,122,706
Receivable for:
Fund shares sold	13,959
Dividends	92,374
Investment for trustee deferred compensation and retirement plans	27,684
Other assets	1,284
Total assets	71,258,007

Liabilities:
Payable for:
Fund shares reacquired	34,698
Variation margin — futures	15,795
Accrued fees to affiliates	58,087
Accrued trustees’ and officers’ fees and benefits	593
Accrued other operating expenses	36,815
Trustee deferred compensation and retirement plans	29,288
Total liabilities	175,276
Net assets applicable to shares outstanding	$71,082,731

Net assets consist of:
Shares of beneficial interest	$16,396,338
Undistributed net investment income	826,603
Undistributed net realized gain	10,455,961
Net unrealized appreciation	43,403,829
$71,082,731

Net Assets:
Series I	$33,877,587
Series II	$37,205,144

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	1,695,465
Series II	1,898,277
Series I:
Net asset value per share	$19.98
Series II:
Net asset value per share	$19.60

Investment income:
Dividends (net of foreign withholding taxes of $871)	$1,404,429
Dividends from affiliates	3,946
Total investment income	1,408,375

Expenses:
Advisory fees	87,756
Administrative services fees	193,461
Custodian fees	48,284
Distribution fees — Series II	93,532
Transfer agent fees	2,870
Trustees’ and officers’ fees and benefits	23,406
Professional services fees	42,845
Other	31,660
Total expenses	523,814
Less: Fees waived	(666)
Net expenses	523,148
Net investment income	885,227

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	11,690,925
Futures contracts	70,981
11,761,906
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,330,370)
Futures contracts	(20,745)
(3,351,115)
Net realized and unrealized gain	8,410,791
Net increase in net assets resulting from operations	$9,296,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$885,227	$784,423
Net realized gain	11,761,906	11,722,514
Change in net unrealized appreciation (depreciation)	(3,351,115)	10,263,102
Net increase in net assets resulting from operations	9,296,018	22,770,039

Distributions to shareholders from net investment income:
Series I	(495,550)	(621,458)
Series ll	(445,613)	(536,809)
Total distributions from net investment income	(941,163)	(1,158,267)

Distributions to shareholders from net realized gains:
Series l	(5,378,347)	(4,709,760)
Series ll	(5,883,707)	(4,814,561)
Total distributions from net realized gains	(11,262,054)	(9,524,321)

Share transactions–net:
Series l	(2,983,654)	(2,701,510)
Series ll	(29,503)	(3,659,148)
Net increase (decrease) in net assets resulting from share transactions	(3,013,157)	(6,360,658)
Net increase (decrease) in net assets	(5,920,356)	5,726,793

Net assets:
Beginning of year	77,003,087	71,276,294
End of year (includes undistributed net investment income of $826,603 and $857,484, respectively)	$71,082,731	$77,003,087

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Equally-Weighted S&P 500 Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Equally-Weighted S&P 500 Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $666.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees

Invesco V.I. Equally-Weighted S&P 500 Fund

paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $143,461 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$71,122,706	$—	$—	$71,122,706
Futures*	(12,281)	—	—	(12,281)
Total Investments	$71,110,425	$—	$—	$71,110,425

*	Unrealized appreciation (depreciation).

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2014.

	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 12/31/14	Dividend Income
Invesco Ltd.	$153,863	$16,225	$(44,204)	$(3,673)	$15,793	$138,004	$3,759

NOTE 5—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$—	$(12,281)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Invesco V.I. Equally-Weighted S&P 500 Fund

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Equity risk	$70,981
Change in Unrealized Appreciation (Depreciation):
Equity risk	(20,745)
Total	$50,236

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$593,598

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	13	March-2015	$1,334,060	$(12,281)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$1,974,729	$2,112,938
Long-term capital gain	10,228,488	8,569,650
Total distributions	$12,203,217	$10,682,588

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,406,391
Undistributed long-term gain	10,930,074
Net unrealized appreciation — investments	42,376,332
Temporary book/tax differences	(26,404)
Shares of beneficial interest	16,396,338
Total net assets	$71,082,731

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010

Invesco V.I. Equally-Weighted S&P 500 Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $13,319,981 and $28,086,719, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$42,927,471
Aggregate unrealized (depreciation) of investment securities	(551,139)
Net unrealized appreciation of investment securities	$42,376,332

Cost of investments for tax purposes is $28,746,374.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Real Estate Investment Trust distributions, on December 31, 2014, undistributed net investment income was increased by $25,055 and undistributed net realized gain was decreased by $25,055. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	34,739	$771,203	86,261	$1,732,320
Series II	94,541	1,914,075	94,261	1,879,565

Issued as reinvestment of dividends:
Series I	311,944	5,873,897	273,536	5,331,218
Series II	342,496	6,329,320	278,863	5,351,370

Reacquired:
Series I	(452,140)	(9,628,754)	(473,906)	(9,765,048)
Series II	(403,403)	(8,272,898)	(531,180)	(10,890,083)
Net increase (decrease) in share activity	(71,823)	$(3,013,157)	(272,165)	$(6,360,658)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 96% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$21.18	$0.29	$2.41	$2.70	$(0.33)	$(3.57)	$(3.90)	$19.98	13.88%	$33,878	0.59	%(d)	0.59	%(d)	1.34	%(d)	18%
Year ended 12/31/13	18.23	0.24	5.94	6.18	(0.38)	(2.85)	(3.23)	21.18	35.42	38,144	0.59		0.59		1.16		18
Year ended 12/31/12	18.33	0.33	2.73	3.06	(0.37)	(2.79)	(3.16)	18.23	17.09	34,914	0.46		0.59		1.69		23
Year ended 12/31/11	18.78	0.29	(0.40)	(0.11)	(0.34)	—	(0.34)	18.33	(0.36)	35,998	0.37		0.51		1.50		21
Year ended 12/31/10	15.69	0.26	3.07	3.33	(0.24)	—	(0.24)	18.78	21.51	43,669	0.35		0.40		1.59		21
Series II
Year ended 12/31/14	20.84	0.23	2.37	2.60	(0.27)	(3.57)	(3.84)	19.60	13.61	37,205	0.84	(d)	0.84	(d)	1.09	(d)	18
Year ended 12/31/13	17.98	0.19	5.84	6.03	(0.32)	(2.85)	(3.17)	20.84	35.04	38,860	0.84		0.84		0.91		18
Year ended 12/31/12	18.09	0.27	2.71	2.98	(0.30)	(2.79)	(3.09)	17.98	16.88	36,362	0.71		0.84		1.44		23
Year ended 12/31/11	18.53	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	18.09	(0.66)	41,523	0.62		0.76		1.25		21
Year ended 12/31/10	15.49	0.22	3.03	3.25	(0.21)	—	(0.21)	18.53	21.19	55,646	0.60		0.65		1.34		21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $35,717 and $37,413 for Series I and Series II shares, respectively.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,051.00	$2.95	$1,022.33	$2.91	0.57%
Series II	1,000.00	1,050.00	4.24	1,021.07	4.18	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,228,488
Corporate Dividends Received Deduction*	64.10%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIEQI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Equity and Income Fund under-performed the Russell 1000 Value Index but outperformed the Barclays U.S. Government/Credit Index. Stock selection was the primary driver of Fund performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	9.03%
Series II Shares	8.77
Barclays U.S. Government/Credit Index‚ (Style-Specific Index)	6.01
Russell 1000 Value Index‚ (Style-Specific Index)	13.45

Source(s): ‚FactSet Research Systems Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the reporting period, most US equity market indexes delivered strong gains. Sector performance within the Russell 1000 Value Index was mixed for the reporting period, with some sectors, like information technology, utilities and health care returning over 20%, while other sectors, like materials and telecommunication services posted low single-digit returns. Energy was the only sector to post a negative return.

    The Fund’s underweight exposure to energy stocks versus the Russell 1000 Value Index, and stock selection within the energy sector, contributed to relative Fund performance. Energy stocks sold off beginning in mid-September due to a sharp decline in the price of oil. Having underweight exposure to Exxon Mobil and not owning Chevron were the largest relative contributors to Fund performance, as both of these stocks posted negative returns and were relatively large holdings within the Russell 1000 Value Index.

    We used currency forward contracts

during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    Underweight exposure to, and stock selection within, the industrials sector also helped relative Fund performance for the year, as the industrials sector posted only a mid-single digit return. General Dynamics, an aerospace company, helped the Fund’s relative performance. The company beat profit forecasts and provided positive guidance based on strong demand for its Gulfstream jets. The Fund’s underweight position in General Electric compared to the Russell 1000 Value Index also contributed to relative performance.

    On the negative side, stock selection within, and underweight exposure to, the consumer staples sector was a large detractor from the Fund’s relative performance. Notably, Avon Products, a household and personal products company, was a large detractor, posting a double-digit loss for the reporting period. Despite improving earnings, the stock performed poorly after the company settled bribery charges with the Justice Department toward the end of the reporting period. We sold our position in Avon Products before the close of the reporting period.

    Stock selection in, and underweight exposure to, the financials sector dampened Fund performance as well. Not having any exposure to real estate investment trusts was the largest detractor within the

Portfolio Composition
By security type
Common Stocks & Other Equity Interests	63.7%
Bonds and Notes	19.7
U.S. Treasury Securities	7.4
Sectors Each Less Than 1% of Portfolio	1.4
Money Market Funds Plus Other Assets Less Liabilities	7.8

Top 10 Equity Holdings*
1. Citigroup Inc.	3.0%
2. JPMorgan Chase & Co.	2.9
3. General Electric Co.	1.9
4. Morgan Stanley	1.7
5. Royal Dutch Shell PLC-Class A	1.6
6. Bank of America Corp.	1.5
7. Target Corp.	1.2
8. Applied Materials, Inc.	1.2
9. PNC Financial Services Group, Inc. (The)	1.2
10. Comcast Corp.-Class A	1.1

Top Five Industries*
1. Diversified Banks	9.6%
2. Pharmaceuticals	7.1
3. Investment Banking & Brokerage	4.7
4. Integrated Oil & Gas	3.9
5. Regional Banks	3.3

Total Net Assets	$1.4 billion
Total Number of Holdings*	442

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Equity and Income Fund

sector. As value managers, we seek companies that are undervalued compared to the company’s historical price, the broad equity market and relative peers. Real estate posted outsized returns during the year due to investor demand for yield, which drove valuations to unattractive levels.

    Weak stock selection in the consumer discretionary sector also hurt Fund performance relative to the Russell 1000 Value Index. Fund holdings such as media giant Viacom, retailer Abercrombie & Fitch and automobile manufacturer General Motors posted negative returns. Investor confidence in General Motors eroded somewhat after the firm announced a recall of faulty ignition switches after a 10-year delay. We sold our position in Abercrombie & Fitch before the close of the reporting period.

    The Fund’s convertible and high-grade bond holdings posted positive returns; however, they detracted from relative Fund performance, as bonds generally underperformed equities. The Fund’s cash holdings also detracted from relative performance in a strong market for equities. The Fund is a balanced or moderate allocation fund; therefore, our allocations to cash and/or fixed income securities typically detract from performance during periods of strong stock market performance. We use cash to purchase holdings when we discover promising investment opportunities, and our fixed-income allocation is intended to provide income and capital preservation during equity market downturns.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period. Reasons for volatility included political unrest in Eastern Europe, a sluggish Chinese economy and the effects on the global economy of falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Equity and Income
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.
Chuck Burge Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2002.
Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.
Mary Jayne Maly Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.
Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2010.
Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.
James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
10 Years	7.25%
5 Years	11.21
1 Year	9.03

Series II Shares
Inception (4/30/03)	8.57%
10 Years	7.16
5 Years	11.04
1 Year	8.77

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is April 30, 2003.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.68% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Invesco V.I. Equity and Income Fund

About indexes used in this report

The Barclays U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–63.66%
Aerospace & Defense–0.67%
General Dynamics Corp.	66,434	$9,142,647

Agricultural Products–0.78%
Archer-Daniels-Midland Co.	204,607	10,639,564

Application Software–1.21%
Adobe Systems Inc.(b)	132,933	9,664,229
Citrix Systems, Inc.(b)	107,693	6,870,813
		16,535,042

Asset Management & Custody Banks–1.64%
Northern Trust Corp.	131,647	8,873,008
State Street Corp.	172,501	13,541,328
		22,414,336

Automobile Manufacturers–0.76%
General Motors Co.	297,188	10,374,833

Biotechnology–0.90%
Amgen Inc.	77,154	12,289,861

Cable & Satellite–1.84%
Comcast Corp.–Class A	256,945	14,905,380
Time Warner Cable Inc.	66,539	10,117,920
		25,023,300

Communications Equipment–0.92%
Cisco Systems, Inc.	450,043	12,517,946

Construction Machinery & Heavy Trucks–0.78%
Caterpillar Inc.	116,271	10,642,285

Consumer Finance–0.35%
Synchrony Financial(b)	162,517	4,834,881

Diversified Banks–8.09%
Bank of America Corp.	1,157,054	20,699,696
Citigroup Inc.	764,015	41,340,852
Comerica Inc.	190,636	8,929,390
JPMorgan Chase & Co.	627,476	39,267,448
		110,237,386

Diversified Chemicals–0.32%
Dow Chemical Co. (The)	96,490	4,400,909

Diversified Metals & Mining–0.39%
Freeport-McMoRan Inc.	225,607	5,270,180

Electric Utilities–0.44%
FirstEnergy Corp.	153,319	5,977,908

Electronic Components–0.85%
Corning Inc.	505,565	11,592,605

General Merchandise Stores–1.18%
Target Corp.	212,651	16,142,337

	Shares	Value
Health Care Equipment–0.59%
Medtronic, Inc.	110,956	$8,011,023

Health Care Services–0.27%
Express Scripts Holding Co.(b)	42,973	3,638,524

Hotels, Resorts & Cruise Lines–1.04%
Carnival Corp.	314,085	14,237,473

Household Products–0.84%
Procter & Gamble Co. (The)	125,456	11,427,787

Hypermarkets & Super Centers–0.20%
Wal-Mart Stores, Inc.	32,437	2,785,690

Industrial Conglomerates–1.90%
General Electric Co.	1,024,626	25,892,299

Industrial Machinery–0.79%
Ingersoll-Rand PLC	169,539	10,747,077

Insurance Brokers–2.16%
Aon PLC	97,586	9,254,080
Marsh & McLennan Cos., Inc.	219,171	12,545,348
Willis Group Holdings PLC	171,990	7,706,872
		29,506,300

Integrated Oil & Gas–3.65%
Exxon Mobil Corp.	95,451	8,824,445
Occidental Petroleum Corp.	98,487	7,939,037
Royal Dutch Shell PLC–Class A (United Kingdom)	665,936	22,074,846
Total S.A. (France)	211,361	10,898,058
		49,736,386

Integrated Telecommunication Services–1.07%
Koninklijke KPN N.V. (Netherlands)	632,862	1,995,358
Orange S.A. (France)	141,471	2,405,994
Telecom Italia S.p.A. (Italy)(b)	1,321,668	1,401,713
Telefonica S.A. (Spain)	95,750	1,369,661
Verizon Communications Inc.	157,149	7,351,430
		14,524,156

Internet Software & Services–1.04%
eBay Inc.(b)	253,122	14,205,207

Investment Banking & Brokerage–3.22%
Charles Schwab Corp. (The)	382,272	11,540,792
Goldman Sachs Group, Inc. (The)	50,827	9,851,797
Morgan Stanley	581,820	22,574,616
		43,967,205

IT Consulting & Other Services–0.61%
Amdocs Ltd.	177,115	8,263,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Managed Health Care–1.46%
Anthem, Inc.	75,348	$9,468,983
UnitedHealth Group Inc.	103,459	10,458,670
		19,927,653

Movies & Entertainment–1.46%
Time Warner Inc.	69,854	5,966,929
Viacom Inc.–Class B	185,958	13,993,339
		19,960,268

Multi-Utilities–0.50%
PG&E Corp.	127,926	6,810,780

Oil & Gas Drilling–0.40%
Ensco PLC–Class A	183,687	5,501,426

Oil & Gas Equipment & Services–0.73%
Baker Hughes Inc.	176,560	9,899,719

Oil & Gas Exploration & Production–1.87%
Anadarko Petroleum Corp.	86,215	7,112,737
Apache Corp.	157,937	9,897,912
Canadian Natural Resources Ltd. (Canada)	272,677	8,430,503
		25,441,152

Other Diversified Financial Services–0.84%
Voya Financial, Inc.	270,015	11,443,236

Packaged Foods & Meats–1.28%
Mondelez International Inc.–Class A	289,015	10,498,470
Unilever N.V.–New York Shares (United Kingdom)	178,839	6,981,874
		17,480,344

Pharmaceuticals–5.09%
Eli Lilly and Co.	175,027	12,075,113
Hospira, Inc.(b)	73,717	4,515,166
Merck & Co., Inc.	233,368	13,252,969
Novartis AG (Switzerland)	127,409	11,718,664
Novartis AG–ADR (Switzerland)	9,755	903,898
Pfizer Inc.	214,758	6,689,712
Sanofi (France)	89,624	8,168,302
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	210,596	12,111,376
		69,435,200

Publishing–0.56%
Thomson Reuters Corp.	190,291	7,676,828

Railroads–0.53%
CSX Corp.	198,064	7,175,859

Regional Banks–2.92%
BB&T Corp.	197,192	7,668,797
Citizens Financial Group Inc.	260,709	6,481,226
Fifth Third Bancorp	393,700	8,021,637
First Horizon National Corp.	136,265	1,850,479

	Shares	Value
Regional Banks–(continued)
PNC Financial Services Group, Inc. (The)	172,824	$15,766,733
		39,788,872

Security & Alarm Services–0.71%
Tyco International PLC	220,257	9,661,573

Semiconductor Equipment–1.18%
Applied Materials, Inc.	644,939	16,071,880

Semiconductors–1.55%
Broadcom Corp.–Class A	204,395	8,856,436
Intel Corp.	336,456	12,209,988
		21,066,424

Specialized Finance–0.52%
CME Group Inc.–Class A	80,204	7,110,085

Systems Software–1.67%
Microsoft Corp.	230,317	10,698,225
Symantec Corp.	470,209	12,063,212
		22,761,437

Technology Hardware, Storage & Peripherals–0.58%
NetApp, Inc.	190,819	7,909,448

Tobacco–0.67%
Philip Morris International Inc.	112,833	9,190,248

Wireless Telecommunication Services–0.64%
Vodafone Group PLC–ADR (United Kingdom)	253,621	8,666,230
Total Common Stocks & Other Equity Interests (Cost $652,987,020)		867,957,109

	Principal Amount
Bonds and Notes–19.67%
Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$370,000	371,216

Aerospace & Defense–0.06%
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	435,000	439,577
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/23	365,000	352,694
		792,271

Agricultural & Farm Machinery–0.09%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	1,275,000	1,257,556

Agricultural Products–0.20%
Bunge Ltd Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.10%, 07/15/15	2,360,000	2,411,328
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	255,000	323,518
		2,734,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Air Freight & Logistics–0.34%
FedEx Corp.,
Sr. Unsec. Gtd. Bonds,
4.90%, 01/15/34	$440,000	$490,471
Sr. Unsec. Gtd. Notes,
5.10%, 01/15/44	910,000	1,053,246
United Parcel Service Inc., Sr. Unsec. Global Notes, 2.45%, 10/01/22	295,000	291,191
UTi Worldwide Inc., Sr. Unsec. Conv. Notes, 4.50%, 03/01/19(c)	2,471,000	2,741,266
		4,576,174

Airlines–0.19%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. Pass Through Ctfs., 3.70%, 10/01/26	450,000	455,344
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 01/12/21	261,380	279,350
Series 2012-1, Class A, Sr. Sec.Pass Through Ctfs., 4.15%, 04/11/24	472,348	487,109
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. Pass Through Ctfs., 6.20%, 07/02/18	166,098	183,434
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. Pass Through Ctfs., 3.75%, 09/03/26	545,000	552,834
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/23(c)	622,035	638,363
		2,596,434

Airport Services–0.04%
Heathrow Funding Ltd. (United Kingdom), Sr. Sec. Notes, 2.50%, 06/25/15(c)	535,000	524,092

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/24	358,000	358,863

Application Software–0.37%
Adobe Systems, Inc., Sr. Unsec. Global Notes, 4.75%, 02/01/20	185,000	203,257
Citrix Systems Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/19(c)	4,600,000	4,850,125
		5,053,382

Asset Management & Custody Banks–0.05%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(c)	425,000	454,917

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
KKR Group Finance Co III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(c)	$220,000	$239,408
		694,325

Automobile Manufacturers–0.26%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/18(c)	555,000	557,795
Ford Motor Co., Sr. Unsec. Global Notes, 4.75%, 01/15/43	1,000,000	1,054,055
Ford Motor Credit Co. LLC,
Sr. Unsec. Global Notes, 2.50%, 01/15/16	450,000	456,371
Sr. Unsec. Notes, 2.75%, 05/15/15	1,500,000	1,510,535
		3,578,756

Automotive Retail–0.09%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes,
4.50%, 12/01/23	660,000	706,166
5.75%, 05/01/20	399,000	447,431
		1,153,597

Biotechnology–0.39%
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/20	2,182,000	2,685,224
Celgene Corp., Sr. Unsec. Global Notes,
4.00%, 08/15/23	485,000	510,795
4.63%, 05/15/44	1,390,000	1,448,065
Gilead Sciences, Inc., Sr. Unsec. Global Bonds, 2.05%, 04/01/19	645,000	646,139
		5,290,223

Brewers–0.08%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
0.80%, 07/15/15	325,000	325,543
3.63%, 04/15/15	395,000	398,538
FBG Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	325,000	330,473
		1,054,554

Broadcasting–0.59%
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	1,590,000	1,608,392
Grupo Televisa S.A.B. (Mexico), Sr. Unsec. Global Notes, 5.00%, 05/13/45	350,000	359,633
Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/23	6,063,000	6,009,949
		7,977,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Cable & Satellite–0.25%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	$755,000	$803,030
5.70%, 05/15/18	445,000	501,673
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	305,000	406,034
Cox Communications, Inc., Sr. Unsec. Notes,
4.70%, 12/15/42(c)	440,000	441,984
8.38%, 03/01/39(c)	80,000	114,547
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/42	90,000	93,206
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes,
5.15%, 04/30/20	175,000	198,825
5.95%, 04/01/41	215,000	276,872
Time Warner Cable, Inc., Sr. Unsec. Gtd. Deb., 5.88%, 11/15/40	470,000	560,791
		3,396,962

Catalog Retail–0.22%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Bonds, 0.75%, 03/30/23(d)	1,526,000	2,176,458
QVC, Inc., Sr. Sec. Gtd. Global Notes, 5.45%, 08/15/34	880,000	860,185
		3,036,643

Coal & Consumable Fuels–0.08%
Peabody Energy Corp., Jr. Unsec. Sub. Conv. Deb., 4.75%, 12/15/41	2,167,000	1,148,510

Commodity Chemicals–0.07%
Montell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/27(c)	745,000	991,335

Communications Equipment–0.38%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(c)	1,610,000	2,003,444
JDS Uniphase Corp., Sr. Unsec. Conv. Bonds, 0.63%, 08/15/18(d)	2,722,000	2,888,722
Juniper Networks Inc., Sr. Unsec. Global Notes, 4.50%, 03/15/24	345,000	348,990
		5,241,156

Consumer Finance–0.15%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/24	336,000	340,181
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 2.75%, 09/15/15	1,695,000	1,721,508
		2,061,689

Data Processing & Outsourced Services–0.04%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	490,000	502,318

	Principal Amount	Value
Data Processing & Outsourced Services–(continued)
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	$40,000	$40,160
		542,478

Distillers & Vintners–0.02%
Brown-Forman Corp., Sr. Unsec. Notes, 2.25%, 01/15/23	310,000	295,336

Diversified Banks–1.55%
Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(c)	480,000	477,383
Bank of America Corp.,
Sr. Unsec. Global Notes, 5.75%, 12/01/17	975,000	1,078,832
Sr. Unsec. Medium-Term Notes, 1.25%, 01/11/16	600,000	600,682
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	350,000	389,057
Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	510,000	601,514
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(c)	700,000	709,532
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	340,000	392,517
BNP Paribas S.A. (France), Unsec. Sub. Notes, 4.25%, 10/15/24	530,000	538,660
Citigroup Inc.,
Sr. Unsec. Global Notes, 2.65%, 03/02/15	585,000	586,518
6.01%, 01/15/15	65,000	65,089
Unsec. Sub. Global Notes, 3.50%, 05/15/23	775,000	754,917
5.30%, 05/06/44	250,000	271,544
6.68%, 09/13/43	815,000	1,061,351
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(c)	686,000	747,836
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	565,000	584,474
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(c)	325,000	362,654
HSBC Holdings PLC (United Kingdom), Unsec. Sub. Global Notes, 4.25%, 03/14/24	235,000	244,882
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.75%, 03/07/17(c)	755,000	789,621
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 4.50%, 01/24/22	80,000	87,332
Unsec. Sub. Global Notes, 3.88%, 09/10/24	825,000	827,593
Series S, Jr. Unsec. Sub. Notes, 6.75%(e)	195,000	204,506
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	640,000	628,800
Series X, Jr. Unsec. Sub. Global Notes, 6.10%(e)	1,080,000	1,085,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	$200,000	$204,128
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/18	550,000	554,989
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/24(c)	490,000	514,388
National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	190,000	191,022
Santander Holdings USA Inc., Sr. Unsec. Global Notes, 3.00%, 09/24/15	1,410,000	1,425,982
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	1,300,000	1,303,124
Societe Generale S.A. (France), Unsec. Sub. Notes, 5.00%, 01/17/24(c)	735,000	740,550
Standard Chartered PLC (United Kingdom),
Sr. Unsec. Notes, 3.85%, 04/27/15(c)	255,000	257,503
Unsec. Sub. Notes, 5.70%, 03/26/44(c)	420,000	443,110
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	450,000	453,715
Wells Fargo & Co.,
Sr. Unsec. Global Notes, 1.50%, 01/16/18	180,000	178,979
3.63%, 04/15/15	50,000	50,438
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/26	450,000	459,657
4.65%, 11/04/44	1,200,000	1,248,125
		21,116,404

Diversified Capital Markets–0.03%
Credit Suisse (Switzerland), Sr. Unsec. Medium-Term Notes, 3.63%, 09/09/24	345,000	351,192
UBS AG (Switzerland), Sr. Unsec. Medium-Term Global Bank Notes, 5.75%, 04/25/18	103,000	115,658
		466,850

Diversified Chemicals–0.06%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/20	795,000	798,832

Diversified Metals & Mining–0.21%
Glencore Finance Canada Ltd. (Switzerland), Sr. Unsec. Gtd. Notes,
2.05%, 10/23/15(c)	420,000	423,127
2.70%, 10/25/17(c)	420,000	424,420
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 3.13%, 04/29/19(c)	1,055,000	1,065,496

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes,
7.13%, 07/15/28	$200,000	$263,923
9.00%, 05/01/19	295,000	373,271
Southern Copper Corp., Sr. Unsec. Global Notes,
5.25%, 11/08/42	349,000	313,304
6.75%, 04/16/40	10,000	10,153
		2,873,694

Diversified Support Services–0.03%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	380,000	389,673

Drug Retail–0.19%
CVS Health Corp., Sr. Unsec. Global Notes, 3.38%, 08/12/24	375,000	380,215
CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	948,144	1,099,598
Walgreens Boots Alliance Inc.,
Sr. Unsec. Gtd. Global Notes, 3.30%, 11/18/21	602,000	607,325
4.50%, 11/18/34	444,000	463,593
		2,550,731

Electric Utilities–0.22%
Electricite de France S.A. (France),
Jr. Unsec. Sub. Notes, 5.63%(c)(e)	965,000	1,018,171
Sr. Unsec. Notes, 4.60%, 01/27/20(c)	150,000	164,908
4.88%, 01/22/44(c)	930,000	1,034,585
Louisville Gas & Electric Co., Sr. Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	405,000	408,175
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	200,000	232,269
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/39	50,000	69,032
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	15,000	16,819
		2,943,959

Electrical Components & Equipment–0.05%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 0.95%, 11/02/15	740,000	740,548

Fertilizers & Agricultural Chemicals–0.06%
Monsanto Co., Sr. Unsec. Global Notes,
2.13%, 07/15/19	305,000	303,811
3.38%, 07/15/24	210,000	214,116
3.60%, 07/15/42	365,000	334,443
		852,370

Food Distributors–0.07%
Sysco Corp., Sr. Unsec. Gtd. Notes, 3.50%, 10/02/24	849,000	876,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Food Retail–0.10%
Kroger Co. (The), Sr. Unsec. Global Notes, 3.30%, 01/15/21	$1,295,000	$1,317,313

General Merchandise Stores–0.08%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	365,000	332,914
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	760,000	770,868
		1,103,782

Gold–0.11%
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	500,000	490,871
Gold Fields Orogen Holdings BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(c)	465,000	381,300
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	620,000	582,408
		1,454,579

Health Care Distributors–0.15%
AmerisourceBergen Corp., Sr. Unsec. Bonds, 3.40%, 05/15/24	940,000	943,324
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/19	1,095,000	1,090,987
		2,034,311

Health Care Equipment–0.48%
Becton, Dickinson and Co., Sr. Unsec. Notes, 2.68%, 12/15/19	314,000	316,887
CareFusion Corp., Sr. Unsec. Global Notes,
3.88%, 05/15/24	685,000	705,586
4.88%, 05/15/44	750,000	797,982
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/18	731,000	741,170
Medtronic Inc.,
Sr. Unsec. Global Notes, 4.00%, 04/01/43	525,000	503,025
4.63%, 03/15/44	525,000	567,336
Sr. Unsec. Notes, 3.15%, 03/15/22(c)	1,076,000	1,090,894
4.38%, 03/15/35(c)	382,000	403,043
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	1,104,000	1,408,980
		6,534,903

Health Care Facilities–0.51%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	2,241,000	3,060,365
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/20(d)	3,465,000	3,869,972
		6,930,337

	Principal Amount	Value
Health Care REIT’s–0.18%
HCP, Inc., Sr. Unsec. Global Notes,
3.88%, 08/15/24	$505,000	$514,728
4.20%, 03/01/24	480,000	499,027
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	495,000	505,210
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/43	215,000	258,691
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes,
2.70%, 04/01/20	430,000	427,578
4.25%, 03/01/22	200,000	210,248
		2,415,482

Health Care Services–0.41%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/19	940,000	931,111
Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	300,000	308,053
Medco Health Solutions Inc., Sr. Unsec. Gtd. Notes, 2.75%, 09/15/15	220,000	222,875
Omnicare, Inc.,
Sr. Unsec. Gtd. Sub. Conv. Notes, 3.50%, 02/15/44	1,903,000	2,283,600
Series OCR, Sr. Unsec. Gtd. Conv. Notes, 3.25%, 01/15/21(d)	1,625,000	1,888,047
		5,633,686

Homebuilding–0.06%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,050,000	875,029

Hotels, Resorts & Cruise Lines–0.07%
Wyndham Worldwide Corp., Sr. Unsec. Notes,
2.95%, 03/01/17	335,000	342,520
5.63%, 03/01/21	580,000	649,527
		992,047

Housewares & Specialties–0.09%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	1,160,000	1,244,881

Hypermarkets & Super Centers–0.03%
Wal-Mart Stores, Inc.,
Sr. Unsec. Global Bonds, 3.30%, 04/22/24	360,000	371,342
Sr. Unsec. Global Notes, 6.50%, 08/15/37	50,000	68,614
		439,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Industrial Conglomerates–0.09%
General Electric Capital Corp.,
Sr. Unsec. Medium-Term Global Notes, 6.00%, 08/07/19	$300,000	$349,211
Series C, Jr. Unsec. Sub. Global Bonds, 5.25%(e)	900,000	904,950
		1,254,161

Industrial Machinery–0.14%
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	690,000	768,229
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes,
5.00%, 10/01/44	250,000	253,841
5.25%, 10/01/54	910,000	922,024
		1,944,094

Industrial REIT’s–0.06%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(c)	735,000	835,222

Insurance Brokers–0.03%
Marsh & McLennan Cos., Inc., Sr. Unsec. Global Notes, 4.05%, 10/15/23	410,000	433,397

Integrated Oil & Gas–0.20%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.24%, 05/10/19	985,000	982,520
Chevron Corp., Sr. Unsec. Global Notes, 1.72%, 06/24/18	520,000	522,393
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/22	300,000	302,668
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.63%, 05/20/43	645,000	528,887
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	115,000	116,554
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/24	334,000	330,277
		2,783,299

Integrated Telecommunication Services–0.41%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	4,000	5,916
AT&T Inc., Sr. Unsec. Global Notes,
5.35%, 09/01/40	101,000	109,913
6.15%, 09/15/34	140,000	167,475
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/17	550,000	546,901
Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/36	360,000	481,553

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications, Inc.,
Sr. Unsec. Global Notes, 4.40%, 11/01/34	$325,000	$327,092
5.15%, 09/15/23	450,000	499,322
6.40%, 09/15/33	1,910,000	2,376,157
6.40%, 02/15/38	300,000	372,344
Sr. Unsec. Notes, 5.01%, 08/21/54(c)	694,000	721,103
		5,607,776

Internet Retail–0.07%
Amazon.com, Inc., Sr. Unsec. Global Notes, 4.80%, 12/05/34	894,000	936,582

Internet Software & Services–0.09%
Baidu Inc. (China), Sr. Unsec. Global Notes, 3.25%, 08/06/18	685,000	703,031
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/19(c)	520,000	528,205
		1,231,236

Investment Banking & Brokerage–1.43%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	510,000	561,662
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 2.63%, 01/31/19	535,000	538,812
5.25%, 07/27/21	400,000	450,795
6.15%, 04/01/18	550,000	618,344
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	65,000	66,049
Unsec. Sub. Global Notes,
6.75%, 10/01/37	385,000	485,252
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes,
1.00%, 03/15/17(c)(f)	3,328,000	4,610,012
1.00%, 09/28/20(c)(g)	6,230,000	7,014,170
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/17(d)	2,434,000	2,523,754
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	300,000	336,863
Morgan Stanley, Sr. Unsec. Global Notes,
6.38%, 07/24/42	705,000	937,483
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	610,000	621,431
Sr. Unsec. Notes, 3.45%, 11/02/15	715,000	729,617
		19,494,244

Life & Health Insurance–0.14%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	275,000	284,321
Lincoln National Corp., Sr. Unsec. Global Notes, 4.00%, 09/01/23	460,000	479,636
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(c)	215,000	245,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Life & Health Insurance–(continued)
Prudential Financial, Inc.,
Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/43	$410,000	$465,443
Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	255,000	261,810
Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	50,000	50,039
6.63%, 12/01/37	110,000	144,976
		1,932,050

Managed Health Care–0.73%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/20	605,000	640,543
Anthem, Inc.,
Sr. Unsec. Global Notes, 1.25%, 09/10/15	1,645,000	1,651,583
Sr. Unsec. Conv. Bonds, 2.75%, 10/15/42	4,455,000	7,690,444
		9,982,570

Movies & Entertainment–0.11%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 05/15/19(c)	890,000	942,288
Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	130,000	141,090
Viacom Inc., Sr. Unsec. Global Notes, 4.85%, 12/15/34	347,000	356,363
		1,439,741

Multi-Line Insurance–0.22%
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/19	385,000	385,528
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/54(c)	930,000	967,566
Hartford Financial Services Group Inc. (The), Sr. Unsec. Notes, 4.00%, 03/30/15	715,000	720,677
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/44(c)	910,000	961,421
		3,035,192

Multi-Utilities–0.05%
Dominion Resources, Inc., Jr. Unsec. Sub. Notes, 5.75%, 10/01/54	288,000	301,182
Enable Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 2.40%, 05/15/19(c)	440,000	427,913
		729,095

Office REIT’s–0.07%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	335,000	338,399
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	605,000	624,547
		962,946

	Principal Amount	Value
Office Services & Supplies–0.04%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	$500,000	$517,763

Oil & Gas Drilling–0.09%
Noble Holding International Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	150,000	143,378
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 5.85%, 01/15/44	1,165,000	1,049,827
		1,193,205

Oil & Gas Equipment & Services–0.09%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(d)	1,126,000	1,254,786

Oil & Gas Exploration & Production–0.76%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/19	1,902,000	1,150,710
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes,
2.88%, 11/15/21	859,000	867,896
4.15%, 11/15/34	921,000	948,613
Devon Energy Corp., Sr. Unsec. Global Notes,
2.25%, 12/15/18	430,000	428,934
3.25%, 05/15/22	410,000	402,990
Marathon Oil Corp., Sr. Unsec. Notes, 0.90%, 11/01/15	1,770,000	1,765,545
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/43	830,000	844,763
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/22	570,000	599,992
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/22	675,000	663,604
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17	3,053,000	2,669,467
		10,342,514

Oil & Gas Refining & Marketing–0.03%
Phillips 66, Sr. Unsec. Gtd. Global Notes, 1.95%, 03/05/15	385,000	385,996

Oil & Gas Storage & Transportation–0.45%
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	155,000	171,523
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/19	370,000	366,604
6.45%, 09/01/40	25,000	31,172
Series N, Sr. Unsec. Gtd. Notes,
6.50%, 01/31/19	245,000	281,050
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/34	533,000	543,381
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	355,000	357,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	$120,000	$145,162
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/44	645,000	652,566
5.50%, 02/15/20	535,000	586,050
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	185,000	249,024
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/44	600,000	635,279
Williams Partners L.P., Sr. Unsec. Global Notes,
3.80%, 02/15/15	1,270,000	1,274,413
5.40%, 03/04/44	890,000	880,650
		6,174,497

Other Diversified Financial Services–0.07%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/19(c)	935,000	928,795

Packaged Foods & Meats–0.19%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/19	850,000	845,158
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 3.88%, 06/27/24(c)	765,000	767,119
Mondelez International Inc., Sr. Unsec. Global Notes, 6.50%, 02/09/40	174,000	233,031
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 3.95%, 08/15/24	237,000	245,920
4.88%, 08/15/34	214,000	235,556
5.15%, 08/15/44	220,000	248,705
		2,575,489

Paper Packaging–0.09%
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/23	1,215,000	1,281,406

Paper Products–0.02%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	245,000	291,152

Personal Products–0.01%
Avon Products Inc., Sr. Unsec. Global Notes, 2.38%, 03/15/16	68,000	67,370

Pharmaceuticals–0.78%
AbbVie Inc., Sr. Unsec. Global Notes, 1.20%, 11/06/15	1,620,000	1,624,490
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/44	950,000	965,567
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/21(c)	590,000	593,959

	Principal Amount	Value
Pharmaceuticals–(continued)
GlaxoSmithKline Capital Inc. (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 5.65%, 05/15/18	$75,000	$84,529
6.38%, 05/15/38	70,000	93,199
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Notes, 1.88%, 08/15/21(c)	1,455,000	1,653,244
Merck Sharp & Dohme Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 06/30/19	280,000	315,260
Perrigo Co. PLC, Sr. Unsec. Global Notes, 2.30%, 11/08/18	405,000	404,681
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19	2,467,000	4,509,984
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/43	365,000	372,990
		10,617,903

Property & Casualty Insurance–0.28%
CNA Financial Corp.,
Sr. Unsec. Global Bonds, 5.88%, 08/15/20	325,000	371,757
Sr. Unsec. Notes, 7.35%, 11/15/19	25,000	29,921
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/44(c)	730,000	749,653
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/43	385,000	412,312
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/18	855,000	995,006
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/43	665,000	747,724
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/22	420,000	452,833
		3,759,206

Railroads–0.30%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Bonds, 5.15%, 09/01/43	1,990,000	2,302,926
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	380,000	458,765
Union Pacific Corp.,
Sr. Unsec. Global Notes, 3.65%, 02/15/24	101,000	107,113
Sr. Unsec. Notes, 3.25%, 01/15/25	155,000	159,754
4.15%, 01/15/45	440,000	460,898
4.85%, 06/15/44	570,000	654,369
		4,143,825

Regional Banks–0.12%
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	200,000	234,624
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	360,000	405,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Regional Banks–(continued)
Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	$1,000,000	$1,020,348
		1,660,172

Reinsurance–0.06%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	780,000	842,892

Renewable Electricity–0.05%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	581,000	614,933

Semiconductor Equipment–0.32%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	3,026,000	4,293,137

Semiconductors–0.68%
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/28(d)	3,239,000	4,277,504
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/18	4,339,000	5,008,833
		9,286,337

Soft Drinks–0.09%
PepsiCo, Inc., Sr. Unsec. Global Notes, 3.60%, 03/01/24	1,175,000	1,227,645

Sovereign Debt–0.01%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	100,000	108,750

Specialized Finance–0.09%
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/22	935,000	1,007,328
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/22	195,000	197,047
		1,204,375

Specialized REIT’s–0.07%
American Tower Corp., Sr. Unsec. Global Notes,
3.40%, 02/15/19	740,000	753,758
4.63%, 04/01/15	170,000	171,548
		925,306

Steel–0.16%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 10.35%, 06/01/19	446,000	538,545
Sr. Unsec. Global Notes,
4.25%, 08/05/15	585,000	593,044
6.13%, 06/01/18	15,000	15,937
7.25%, 03/01/41	115,000	116,150
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.63%, 09/15/19	660,000	703,795

	Principal Amount	Value
Steel–(continued)
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	$185,000	$172,005
		2,139,476

Systems Software–0.24%
NetSuite Inc., Sr. Unsec. Conv. Notes,
0.25%, 06/01/18	2,326,000	2,616,750
Oracle Corp., Sr. Unsec. Global Notes,
4.30%, 07/08/34	600,000	645,298
		3,262,048

Technology Hardware, Storage & Peripherals–0.59%
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/20	5,776,000	6,967,300
Seagate HDD Cayman,
Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(c)	325,000	335,969
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/34(c)	702,000	743,242
		8,046,511

Thrifts & Mortgage Finance–0.89%
MGIC Investment Corp., Sr. Unsec. Conv. Notes,
2.00%, 04/01/20	710,000	1,042,369
5.00%, 05/01/17	6,201,000	6,995,503
Radian Group Inc., Sr. Unsec. Conv. Notes,
2.25%, 03/01/19	412,000	664,608
3.00%, 11/15/17	2,275,000	3,487,859
		12,190,339

Tobacco–0.20%
Altria Group, Inc.,
Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	470,000	481,024
Philip Morris International Inc.,
Sr. Unsec. Global Notes, 3.25%, 11/10/24	531,000	533,423
3.60%, 11/15/23	405,000	423,599
4.88%, 11/15/43	1,210,000	1,345,638
		2,783,684

Trading Companies & Distributors–0.03%
Air Lease Corp., Sr. Unsec. Global Notes, 4.25%, 09/15/24	430,000	435,912

Trucking–0.07%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/16(c)	670,000	679,491
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	280,000	281,158
		960,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Wireless Telecommunication Services–0.20%
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes, 4.38%, 07/16/42	$600,000	$570,575
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/16	255,000	259,997
Crown Castle Towers LLC,
Sr. Sec. Gtd. Notes, 3.21%, 08/15/15(c)	370,000	374,545
6.11%, 01/15/20(c)	770,000	883,575
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	585,000	594,750
		2,683,442
Total Bonds and Notes (Cost $246,384,592)		268,115,086

U.S. Treasury Securities–7.41%
U.S. Treasury Bills–0.01%
0.08%, 08/20/15(h)(i)	130,000	129,875

U.S. Treasury Notes–7.09%
2.25%, 01/31/15	6,000,000	6,009,400
2.50%, 03/31/15	275,000	276,593
2.13%, 05/31/15	680,000	685,645
2.25%, 03/31/16	2,000,000	2,046,376
0.63%, 12/31/16	18,393,000	18,377,120
0.63%, 05/31/17	380,000	377,896
0.75%, 06/30/17	9,000,000	8,964,266
1.00%, 12/15/17	22,045,000	21,999,169
0.75%, 02/28/18	6,200,000	6,114,494
1.25%, 01/31/19	8,000,000	7,923,284
3.63%, 08/15/19	1,525,000	1,663,143
3.38%, 11/15/19	300,000	324,974
1.63%, 12/31/19	7,773,700	7,761,266
3.63%, 02/15/20	46,000	50,426
2.63%, 11/15/20	600,000	625,960
2.25%, 11/15/24	13,381,100	13,478,156
		96,678,168

U.S. Treasury Bonds–0.31%
5.38%, 02/15/31	1,720,000	2,399,751
4.50%, 08/15/39	40,000	53,348
4.38%, 05/15/40	80,000	105,260
3.13%, 08/15/44	1,485,600	1,599,270
		4,157,629
Total U.S. Treasury Securities (Cost $100,091,387)		100,965,672

	Shares
Preferred Stocks–1.04%
Asset Management & Custody Banks–0.24%
AMG Capital Trust II, $2.58 Jr. Gtd. Sub. Conv. Pfd.	43,000	2,666,000
State Street Corp., Series D, 5.90% Pfd.	24,470	632,794
		3,298,794

	Shares	Value
Diversified Banks–0.08%
Wells Fargo & Co., 5.85% Pfd.	45,000	$1,154,250

Oil & Gas Storage & Transportation–0.43%
El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	95,499	5,791,060

Regional Banks–0.29%
KeyCorp, Series A, $7.75 Conv. Pfd.	30,290	3,953,451
Total Preferred Stocks (Cost $10,171,253)		14,197,555

	Principal Amount

U.S. Government Sponsored Agency Securities–0.42%
Federal Home Loan Mortgage Corp. (FHLMC)–0.29%
Unsec. Global Notes,
5.00%, 04/18/17	$1,500,000	1,641,493
5.50%, 08/23/17	140,000	156,410
4.88%, 06/13/18	1,000,000	1,120,022
6.75%, 03/15/31	750,000	1,126,657
		4,044,582

Federal National Mortgage Association (FNMA)–0.13%
Unsec. Global Notes, 4.38%, 10/15/15	1,700,000	1,754,807
Total U.S. Government Sponsored Agency Securities (Cost $5,443,807)		5,799,389

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs.,
6.50%, 02/01/26	2,367	2,690
5.50%, 02/01/37	111	124
		2,814

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
6.00%, 01/01/17	313	323
5.50%, 03/01/21	202	221
8.00%, 08/01/21	2,021	2,160
9.50%, 04/01/30	5,408	6,426
		9,130
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $11,108)		11,944

	Shares

Money Market Funds–7.61%
Liquid Assets Portfolio–Institutional Class(j)	51,866,003	51,866,003
Premier Portfolio–Institutional Class(j)	51,866,003	51,866,003
Total Money Market Funds (Cost $103,732,006)		103,732,006
TOTAL INVESTMENTS–99.81% (Cost $1,118,821,173)		1,360,778,761
OTHER ASSETS LESS LIABILITIES–0.19%		2,532,341
NET ASSETS–100.00%		$1,363,311,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $52,549,694, which represented 3.85% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Exchangeable for a basket of four common stocks and one ordinary share.
(g)	Exchangeable for a basket of five common stocks.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $1,015,089,167)	$1,257,046,755
Investments in affiliated money market funds, at value and cost	103,732,006
Total investments, at value (Cost $1,118,821,173)	1,360,778,761
Cash	51,049
Foreign currencies, at value (Cost $511,966)	506,652
Receivable for:
Investments sold	3,174,041
Fund shares sold	182,014
Dividends and interest	3,854,813
Investment for trustee deferred compensation and retirement plans	146,112
Unrealized appreciation on forward foreign currency contracts	1,501,190
Total assets	1,370,194,632

Liabilities:
Payable for:
Investments purchased	4,736,548
Fund shares reacquired	293,865
Variation margin — futures	19,406
Accrued fees to affiliates	1,603,964
Accrued trustees’ and officers’ fees and benefits	565
Accrued other operating expenses	64,677
Trustee deferred compensation and retirement plans	164,505
Total liabilities	6,883,530
Net assets applicable to shares outstanding	$1,363,311,102

Net assets consist of:
Shares of beneficial interest	$987,094,029
Undistributed net investment income	23,975,461
Undistributed net realized gain	108,915,332
Net unrealized appreciation	243,326,280
$1,363,311,102

Net Assets:
Series I	$72,391,299
Series II	$1,290,919,803

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,823,300
Series II	68,448,074
Series I:
Net asset value per share	$18.93
Series II:
Net asset value per share	$18.86

Investment income:
Dividends (net of foreign withholding taxes of $492,111)	$25,444,485
Dividends from affiliated money market funds	38,033
Interest	8,850,774
Total investment income	34,333,292

Expenses:
Advisory fees	5,031,178
Administrative services fees	3,488,269
Custodian fees	79,790
Distribution fees — Series II	3,168,949
Transfer agent fees	33,909
Trustees’ and officers’ fees and benefits	42,669
Other	178,064
Total expenses	12,022,828
Less: Fees waived	(134,862)
Net expenses	11,887,966
Net investment income	22,445,326

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	116,442,552
Foreign currencies	(13,301)
Forward foreign currency contracts	5,305,325
Futures contracts	(605,046)
121,129,530
Change in net unrealized appreciation (depreciation) of:
Investment securities	(34,702,440)
Foreign currencies	(21,810)
Forward foreign currency contracts	2,108,107
Futures contracts	(318,273)
(32,934,416)
Net realized and unrealized gain	88,195,114
Net increase in net assets resulting from operations	$110,640,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$22,445,326	$16,018,000
Net realized gain	121,129,530	91,385,848
Change in net unrealized appreciation (depreciation)	(32,934,416)	149,760,286
Net increase in net assets resulting from operations	110,640,440	257,164,134

Distributions to shareholders from net investment income:
Series I	(1,165,658)	(922,674)
Series ll	(19,943,171)	(17,292,155)
Total distributions from net investment income	(21,108,829)	(18,214,829)

Distributions to shareholders from net realized gains:
Series l	(3,150,794)	—
Series ll	(61,507,641)	—
Total distributions from net realized gains	(64,658,435)	—

Share transactions–net:
Series l	11,041,950	(5,778,611)
Series ll	23,062,524	54,234,443
Net increase in net assets resulting from share transactions	34,104,474	48,455,832
Net increase in net assets	58,977,650	287,405,137

Net assets:
Beginning of year	1,304,333,452	1,016,928,315
End of year (includes undistributed net investment income of $23,975,461 and $15,472,282, respectively)	$1,363,311,102	$1,304,333,452

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net

Invesco V.I. Equity and Income Fund

asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Equity and Income Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as

Invesco V.I. Equity and Income Fund

Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $134,862.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $310,977 for accounting and fund administrative services and reimbursed $3,177,292 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $7,787 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Equity and Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$923,188,073	$62,698,597	$—	$985,886,670
U.S. Treasury Securities	—	100,965,672	—	100,965,672
U.S. Government Sponsored Agency Securities	—	5,811,333	—	5,811,333
Corporate Debt Securities	—	268,006,336	—	268,006,336
Foreign Sovereign Debt Securities	—	108,750	—	108,750
	923,188,073	437,590,688	—	1,360,778,761
Forward Foreign Currency Contracts*	—	1,501,190	—	1,501,190
Futures Contracts*	(115,652)	—	—	(115,652)
Total Investments	$923,072,421	$439,091,878	$—	$1,362,164,299

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$1,556,447	$(55,257)
Interest rate risk:
Futures contracts(b)	2,475	(118,127)
Total	$1,558,922	$(173,384)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Invesco V.I. Equity and Income Fund

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Options Purchased(a)
Realized Gain (Loss):
Currency risk	$—	$5,305,325	$—
Equity risk	—	—	(60,551)
Interest rate risk	(605,046)	—	—
Change in Unrealized Appreciation (Depreciation):
Currency risk	$—	$2,108,107	—
Interest rate risk	(318,273)	—	—
Total	$(923,319)	$7,413,432	$(60,551)

(a)	Options purchased are included in net realized gains from investment securities.

The table below summarizes the twelve month average notional value of futures contracts and forward foreign currency contracts and the five month average notional value of options purchased.

	Futures Contracts	Forward Foreign Currency Contracts	Options Purchased
Average notional value	$12,474,365	$72,709,356	1,923,480

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/09/15	Bank of New York Mellon (The)	CAD	7,179,105	USD	6,302,381	$6,178,155	$124,226
01/09/15	State Street Bank and Trust Co.	CAD	7,199,230	USD	6,320,048	6,195,473	124,575
01/09/15	Bank of New York Mellon (The)	CHF	4,840,149	USD	5,024,759	4,869,609	155,150
01/09/15	State Street Bank and Trust Co.	CHF	4,850,269	USD	5,034,167	4,879,790	154,377
01/09/15	Bank of New York Mellon (The)	EUR	10,755,296	USD	13,420,028	13,016,100	403,928
01/09/15	State Street Bank and Trust Co.	EUR	10,770,141	USD	13,438,713	13,034,066	404,647
01/09/15	Bank of New York Mellon (The)	GBP	7,009,369	USD	11,018,097	10,924,822	93,275
01/09/15	State Street Bank and Trust Co.	GBP	7,012,995	USD	11,026,742	10,930,473	96,269
01/09/15	Bank of New York Mellon (The)	ILS	17,680,150	USD	4,508,862	4,534,830	(25,968)
01/09/15	State Street Bank and Trust Co.	ILS	17,742,374	USD	4,521,502	4,550,791	(29,289)
Total Forward Foreign Currency Contracts — Currency Risk							$1,501,190

Currency Abbreviations:

CAD	– Canadian Dollar
GBP	– British Pound Sterling
CHF	– Swiss Franc

ILS	– Israeli Shekel
EUR	– Euro
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	41	March-2015	$(4,876,117)	$2,475
U.S. Treasury 10 Year Notes	Short	26	March-2015	(3,296,719)	(15,696)
U.S. Treasury Long Bond	Short	26	March-2015	(3,758,625)	(102,431)
Total Futures Contracts — Interest Rate Risk					$(115,652)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Equity and Income Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$776,579	$(25,968)	$750,611	$—	$—	$750,611
State Street Bank and Trust Co.	779,868	(29,289)	750,579	—	—	750,579
Total	$1,556,447	$(55,257)	$1,501,190	$—	$—	$1,501,190

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$25,968	$(25,968)	$—	$—	$—	$—
State Street Bank and Trust Co.	29,289	(29,289)	—	—	—	—
Total	$55,257	$(55,257)	$—	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$21,108,829	$18,214,829
Long-term capital gain	64,658,435	—
Total distributions	$85,767,264	$18,214,829

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$35,467,095
Undistributed long-term gain	106,539,705
Net unrealized appreciation — investments	238,093,371
Net unrealized appreciation (depreciation) — other investments	(16,846)
Temporary book/tax differences	(514,452)
Capital loss carryforward	(3,351,800)
Shares of beneficial interest	987,094,029
Total net assets	$1,363,311,102

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

Invesco V.I. Equity and Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,413,888 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$2,827,777	$—	$2,827,777
December 31, 2017	524,023	—	524,023
	$3,351,800	$—	$3,351,800

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $443,167,882 and $447,762,560, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $603,462,571 and $617,350,794, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$256,759,758
Aggregate unrealized (depreciation) of investment securities	(18,666,387)
Net unrealized appreciation of investment securities	$238,093,371

Cost of investments for tax purposes is $1,122,685,390.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums and contingent payment debt instruments, on December 31, 2014, undistributed net investment income was increased by $7,166,682 and undistributed net realized gain was decreased by $7,166,682. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	1,020,293	$19,539,518	337,298	$5,758,048
Series II	5,344,545	100,231,484	7,056,697	120,193,527

Issued as reinvestment of dividends:
Series I	232,944	4,316,452	52,544	922,674
Series II	4,409,898	81,450,812	987,559	17,292,155

Reacquired:
Series I	(673,937)	(12,814,020)	(726,382)	(12,459,333)
Series II	(8,476,370)	(158,619,772)	(4,866,125)	(83,251,239)
Net increase in share activity	1,857,373	$34,104,474	2,841,591	$48,455,832

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equity and Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$18.58	$0.37	(g)	$1.28	$1.65	$(0.35)	$(0.95)	$(1.30)	$18.93	9.03%	$72,391	0.66	%(d)	0.67	%(d)	1.92	%(d)(g)	85%
Year ended 12/31/13	15.08	0.27		3.51	3.78	(0.28)	—	(0.28)	18.58	25.18	60,288	0.66		0.67		1.59		41
Year ended 12/31/12	13.65	0.28		1.42	1.70	(0.27)	—	(0.27)	15.08	12.49	53,990	0.66		0.67		1.85		31
Year ended 12/31/11	14.06	0.25		(0.41)	(0.16)	(0.25)	—	(0.25)	13.65	(1.19)	56,053	0.66		0.67		1.83		28
Year ended 12/31/10(e)	12.27	0.13		1.66	1.79	—	—	—	14.06	14.59	46	0.69	(f)	0.70	(f)	1.73	(f)	34
Series II
Year ended 12/31/14	18.52	0.32	(g)	1.28	1.60	(0.31)	(0.95)	(1.26)	18.86	8.77	1,290,920	0.91	(d)	0.92	(d)	1.67	(d)(g)	85
Year ended 12/31/13	15.05	0.23		3.50	3.73	(0.26)	—	(0.26)	18.52	24.88	1,244,045	0.91		0.92		1.34		41
Year ended 12/31/12	13.63	0.25		1.44	1.69	(0.27)	—	(0.27)	15.05	12.39	962,938	0.81		0.92		1.70		31
Year ended 12/31/11	14.05	0.25		(0.42)	(0.17)	(0.25)	—	(0.25)	13.63	(1.30)	864,716	0.71		0.92		1.78		28
Year ended 12/31/10	12.80	0.22		1.29	1.51	(0.26)	—	(0.26)	14.05	12.03	800,414	0.74		0.98		1.68		34

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $84,964,454 and sold of $24,142,395 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $62,757 and $1,267,579 for Series I and Series II shares, respectively.
(e)	Commencement date of June 1, 2010.
(f)	Annualized.
(g)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.27 and 1.41%, $0.22 and 1.16% for Series I and Series II, respectively.

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and

Shareholders of Invesco V.I. Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,027.30	$3.37	$1,021.88	$3.36	0.66%
Series II	1,000.00	1,026.70	4.65	1,020.62	4.63	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$64,658,435
Corporate Dividends Received Deduction*	70.25%
U.S. Treasury Obligations*	5.53%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGCE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Global Core Equity Fund underperformed its broad market/style-specific benchmark, the MSCI World Index. Stock selection during the volatile year was a hindrance to the Fund’s performance. Stock selection within the financials and telecommunication services sectors generally contributed to Fund performance, while holdings in the consumer discretionary, industrials, information technology (IT) and materials sectors generally detracted from Fund performance during the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	0.69%
Series II Shares	0.48
MSCI World Index‚ (Broad Market/Style-Specific Index)	4.94

Source(s): ‚FactSet Research Systems Inc.

The Lipper VUF Global Core Funds Index (shown in last year’s annual report) is no longer in existence.

Market conditions and your Fund

Following a robust 2013, global equity markets began 2014 in a relatively quiet fashion. But then volatility returned as investors began to worry that stocks may have risen too far, too fast in 2013. The US stock market rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China. Also, equity markets in Europe showed momentum, supported by the continent’s economic rebound. European Central Bank President Mario Draghi became the first major central banker to cut a key interest rate below zero and signaled a willingness to employ quantitative easing programs to prevent deflation. Investors interpreted these measures as an indication that global interest rates would likely remain low longer than expected. As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with global equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, global equity markets stabilized and recovered, ending the year in positive territory.

    For the reporting period, the MSCI World Index delivered a positive return, with seven of the index’s 10 sectors posting positive returns. The energy, materials and telecommunication services sectors generated negative returns for the year. The health care sector had the highest return followed closely by the IT and utilities sectors.

    The Fund stayed true to its process and benefited in certain sectors from its quality orientation in stock selection. During 2014, select holdings in the financials and telecommunication services sectors contributed to Fund performance.

    Hospital operator HCA Holdings was a top contributor for the reporting period. HCA owns and operates approximately 165 hospitals and approximately 115 freestanding surgery centers in the US and the UK. Citing higher patient admissions and benefits from the Affordable Care Act, HCA reported better-than-expected earnings and raised its earnings outlook during the year.

    Also contributing to Fund results for the reporting period was Celgene, a biopharmaceutical company engaged in the research, development and commercialization of therapies designed to treat cancer and immune-inflammatory-related diseases. Celgene performed strongly during the reporting period due to general strength in the biotechnology group, a positive earnings report and growing evidence that patent issues affecting a key drug would be settled.

    Berkshire Hathaway, Teva Pharmaceuticals and Kroger were other top performers for the Fund during the year.

    From a geographic perspective, Fund returns were aided by holdings in Germany, the Netherlands and the UK. During the reporting period, stock selection in Australia, Canada, Sweden and the US failed to keep pace with the MSCI World Index.

    The largest detractors from Fund performance came from the consumer discretionary, industrials, IT and materials sectors.

    One of the biggest individual detractors from Fund performance during the reporting period was Coach. Sales and pricing power at the luxury goods company remained weak, and we liquidated the Fund’s position during the reporting period.

    Another notable detractor was Halli-burton, which was significantly affected by the sharp decline in oil prices, as the energy sector was one of the worst-performing sectors for the reporting period on an absolute basis.

Portfolio Composition
By country

United States	51.4%
United Kingdom	12.5
Japan	8.4
France	7.1
Switzerland	5.3
Netherlands	3.8
Canada	2.2
Countries Each Less than 2.0% of Portfolio	8.5
Money Market Funds Plus Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*

1. American Express Co.	3.0
2. Berkshire Hathaway Inc.- Class A	2.8
3. International Business Machines Corp.	2.4
4. QUALCOMM, Inc.	2.2
5. ABB Ltd.	2.1
6. ResMed Inc.	2.0
7. Danone	2.0
8. Progressive Corp. (The)	1.9
9. Rio Tinto PLC	1.8
10. Northern Trust Corp.	1.8

Top Five Industries*

1. Pharmaceuticals	5.8%
2. Oil & Gas Exploration & Production	4.9
3. Property & Casualty Insurance	3.7
4. Industrial Machinery	3.1
5. Communications Equipment	3.1

Total Net Assets	$89.8 million

Total Number of Holdings*	89

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Global Core Equity Fund

    Shifts in sector and country weights are driven by our bottom-up stock selection approach. At the end of the reporting period, sectors in which the Fund had its greatest overweight exposure (relative to its style-specific index) included consumer discretionary, consumer staples and health care. Sectors in which the Fund was most underweight included energy, materials, telecommunication services and utilities.

    During the year, the Fund decreased its exposure to Japan and had moderately underweight exposure to the US. The Fund’s largest overweight exposure compared to the MSCI World Index was in France and the UK.

    We remain focused on companies that provide an attractive return on their invested capital, maintain a long-term perspective and trade at attractive valuations. Though markets are likely to remain volatile, such companies may be better positioned to weather market volatility.

    We welcome new investors who joined the Fund during the year, and we thank all our shareholders for your continued investment in Invesco V.I. Global Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Essenlink Portfolio Manager is manager of Invesco V.I. Global Core Equity Fund. He joined Invesco in 2007.
Mr. Esselink earned a Bachelor of Science degree from the Rotterdam School of Economics, where he studied commercial economics.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Core Equity Fund.
He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara. Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

The Lipper VUF Global Core Funds Index (shown in last year’s annual report) is no longer in existence.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (1/2/97)	4.88%
10 Years	2.80
5 Years	6.77
1 Year	0.69

Series II Shares
10 Years	2.54%
5 Years	6.51
1 Year	0.48

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares. Class I share performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class I shares is January 2, 1997.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.09% and 1.34%, respectively. The expense ratios presented above may vary from the expense

ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Investing in the European Union risk. Many countries in the European Union (EU) are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the EU, placing its currency and banking system in jeopardy. The EU faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolution of the EU’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the EU seeks to impose on its members.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Invesco V.I. Global Core Equity Fund

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–99.22%
Canada–2.22%
Canadian Natural Resources Ltd.	27,454	$848,810
Suncor Energy, Inc.	12,234	388,565
Toronto-Dominion Bank (The)	15,764	753,193
		1,990,568

Finland–1.37%
Sampo Oyj–Class A	26,256	1,231,184

France–7.12%
Casino Guichard-Perrachon S.A.	6,388	587,874
Danone	26,880	1,768,414
Hermes International	370	131,993
LVMH Moet Hennessy Louis Vuitton S.A.	7,586	1,199,654
Publicis Groupe S.A.	21,061	1,508,518
Rexel S.A.	31,630	564,835
Sanofi	6,949	633,330
		6,394,618

Ireland–1.04%
Shire PLC–ADR	4,408	936,876

Israel–1.31%
Teva Pharmaceutical Industries Ltd.–ADR	20,514	1,179,760

Italy–0.70%
Prada S.p.A.	111,100	629,671

Japan–8.36%
Asahi Group Holdings, Ltd.	24,500	756,348
FANUC Corp.	2,600	429,172
Isuzu Motors Ltd.	91,000	1,110,443
KDDI Corp.	12,000	750,968
Komatsu Ltd.	54,000	1,197,355
Mitsubishi Corp.	56,300	1,032,707
Mitsubishi UFJ Financial Group, Inc.	174,900	958,812
Sumitomo Corp.	52,300	537,263
Tokio Marine Holdings, Inc.	22,600	734,052
		7,507,120

Netherlands–3.78%
Arcadis N.V.	19,046	569,577
Heineken N.V.	8,590	610,252
Koninklijke Philips N.V.	41,531	1,205,909
Randstad Holding N.V.	21,060	1,012,850
		3,398,588

Spain–0.98%
Repsol S.A.	45,802	851,410
Repsol S.A. Rts.(a)	45,802	25,329
		876,739

	Shares	Value
Sweden–1.86%
Sandvik AB	40,053	$389,991
SKF AB–Class B	60,930	1,281,807
		1,671,798

Switzerland–5.26%
ABB Ltd.	91,101	1,927,134
Roche Holding AG	5,922	1,605,263
TE Connectivity Ltd.	12,362	781,897
UBS Group AG	23,996	412,526
		4,726,820

Taiwan–1.33%
Taiwan Semiconductor Manufacturing Co. Ltd.	271,000	1,193,810

United Kingdom–12.49%
British American Tobacco PLC	13,305	722,958
Diageo PLC	30,215	866,656
Fiat Chrysler Automobiles N.V.(a)	66,367	770,983
GlaxoSmithKline PLC–ADR	20,912	893,779
Imperial Tobacco Group PLC	14,511	635,523
Kingfisher PLC	295,092	1,555,119
Liberty Global PLC–Series A(a)	14,901	748,105
Liberty Global PLC–Series C(a)	14,362	693,828
Rio Tinto PLC	35,629	1,641,623
Sky PLC	65,460	911,145
Standard Chartered PLC	44,948	674,682
Vodafone Group PLC–ADR	32,398	1,107,039
		11,221,440

United States–51.40%
Abercrombie & Fitch Co.–Class A	18,104	518,499
ACE Ltd.	7,297	838,279
Amazon.com, Inc.(a)	3,716	1,153,261
American Express Co.	28,695	2,669,783
Amphenol Corp.–Class A	13,981	752,318
Archer-Daniels-Midland Co.	16,816	874,432
Berkshire Hathaway Inc.–Class A(a)	11	2,486,000
Cabot Oil & Gas Corp.	32,256	955,100
Cameron International Corp.(a)	9,551	477,072
Celgene Corp.(a)	12,739	1,424,985
Cisco Systems, Inc.	28,254	785,885
Concho Resources Inc.(a)	12,000	1,197,000
Dick’s Sporting Goods, Inc.	16,185	803,585
Eaton Corp. PLC(a)	12,494	849,092
EMC Corp.	51,496	1,531,491
EOG Resources, Inc.	15,381	1,416,129
Express Scripts Holding Co.(a)	12,152	1,028,910
First Republic Bank	31,341	1,633,493
GameStop Corp.–Class A	26,192	885,290
Gilead Sciences, Inc.(a)	4,184	394,384
Google Inc.–Class C(a)	851	447,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value
United States–(continued)
Halliburton Co.	34,132	$1,342,412
HCA Holdings, Inc.(a)	20,032	1,470,149
International Business Machines Corp.	13,180	2,114,599
Johnson Controls, Inc.	14,440	698,030
Kroger Co. (The)	13,971	897,078
Las Vegas Sands Corp.	8,828	513,436
Linear Technology Corp.	15,385	701,556
Macy’s, Inc.	14,191	933,058
Marsh & McLennan Cos., Inc.	21,567	1,234,495
Microsoft Corp.	15,914	739,205
Moody’s Corp.	15,283	1,464,264
Northern Trust Corp.	24,243	1,633,978
Parker Hannifin Corp.	5,664	730,373
Philip Morris International Inc.	8,436	687,112
Progressive Corp. (The)	64,140	1,731,139
QUALCOMM, Inc.	26,937	2,002,227

	Shares	Value
United States–(continued)
ResMed Inc.	31,993	$1,793,528
Rite Aid Corp.(a)	113,162	850,978
Tenet Healthcare Corp.(a)	20,272	1,027,182
Yum! Brands, Inc.	6,637	483,505
		46,171,258
Total Common Stocks & Other Equity Interests (Cost $86,814,089)		89,130,250

Money Market Funds–0.74%
Liquid Assets Portfolio–Institutional Class(b)	331,429	331,429
Premier Portfolio–Institutional Class(b)	331,430	331,430
Total Money Market Funds (Cost $662,859)		662,859
TOTAL INVESTMENTS–99.96% (Cost $87,476,948)		89,793,109
OTHER ASSETS LESS LIABILITIES–0.04%		32,877
NET ASSETS–100.00%		$89,825,986

Investment Abbreviations:

ADR	– American Depositary Receipt
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $86,814,089)	$89,130,250
Investments in affiliated money market funds, at value and cost	662,859
Total investments, at value (Cost $87,476,948)	89,793,109
Foreign currencies, at value (Cost $141,140)	141,418
Receivable for:
Investments sold	536,790
Fund shares sold	3,129
Dividends	152,687
Investment for trustee deferred compensation and retirement plans	33,099
Total assets	90,660,232

Liabilities:
Payable for:
Investments purchased	454,644
Fund shares reacquired	252,978
Accrued fees to affiliates	57,112
Accrued trustees’ and officers’ fees and benefits	323
Accrued other operating expenses	34,066
Trustee deferred compensation and retirement plans	35,123
Total liabilities	834,246
Net assets applicable to shares outstanding	$89,825,986

Net assets consist of:
Shares of beneficial interest	$90,386,655
Undistributed net investment income	978,644
Undistributed net realized gain (loss)	(3,850,617)
Net unrealized appreciation	2,311,304
$89,825,986

Net Assets:
Series I	$73,815,750
Series II	$16,010,236

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	8,254,852
Series II	1,792,872
Series I:
Net asset value and offering price per share	$8.94
Series II:
Net asset value per share	$8.93

Investment income:
Dividends (net of foreign withholding taxes of $154,546)	$2,220,637
Dividends from affiliated money market funds (includes securities lending income of $57,245)	57,680
Total investment income	2,278,317

Expenses:
Advisory fees	656,383
Administrative services fees	246,577
Custodian fees	38,386
Distribution fees — Series II	45,799
Transfer agent fees	10,860
Trustees’ and officers’ fees and benefits	23,538
Other	66,198
Total expenses	1,087,741
Less: Fees waived	(1,634)
Net expenses	1,086,107
Net investment income	1,192,210

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	16,932,297
Foreign currencies	(34,794)
16,897,503
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of change in estimated tax of foreign investments held of $1,700)	(17,264,045)
Foreign currencies	(8,362)
(17,272,407)
Net realized and unrealized gain (loss)	(374,904)
Net increase in net assets resulting from operations	$817,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$1,192,210	$1,735,967
Net realized gain	16,897,503	7,659,768
Change in net unrealized appreciation (depreciation)	(17,272,407)	10,623,406
Net increase in net assets resulting from operations	817,306	20,019,141

Distributions to shareholders from net investment income:
Series I	(1,568,741)	(1,522,471)
Series ll	(282,838)	(347,778)
Total distributions from net investment income	(1,851,579)	(1,870,249)

Share transactions–net:
Series l	(9,243,389)	(4,829,903)
Series ll	(5,156,863)	(3,576,358)
Net increase (decrease) in net assets resulting from share transactions	(14,400,252)	(8,406,261)
Net increase (decrease) in net assets	(15,434,525)	9,742,631

Net assets:
Beginning of year	105,260,511	95,517,880
End of year (includes undistributed net investment income of $978,644 and $1,673,718, respectively)	$89,825,986	$105,260,511

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Core Equity Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Global Core Equity Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Global Core Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $1,634.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $196,577 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Global Core Equity Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Canada	$1,990,568	$—	$—	$1,990,568
Finland	—	1,231,184	—	1,231,184
France	131,993	6,262,625	—	6,394,618
Ireland	936,876	—	—	936,876
Israel	1,179,760	—	—	1,179,760
Italy	629,671	—	—	629,671
Japan	—	7,507,120	—	7,507,120
Netherlands	—	3,398,588	—	3,398,588
Spain	25,329	851,410	—	876,739
Sweden	—	1,671,798	—	1,671,798
Switzerland	1,194,423	3,532,397	—	4,726,820
Taiwan	—	1,193,810	—	1,193,810
United Kingdom	4,888,416	6,333,024	—	11,221,440
United States	46,834,117	—	—	46,834,117
Total Investments	$57,811,153	$31,981,956	$—	$89,793,109

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$1,851,579	$1,870,249

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,010,314
Undistributed long-term gain	2,964,466
Net unrealized appreciation — investments	2,270,125
Net unrealized appreciation (depreciation) — other investments	(4,857)
Temporary book/tax differences	(31,670)
Capital loss carryforward	(6,769,047)
Shares of beneficial interest	90,386,655
Total net assets	$89,825,986

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

Invesco V.I. Global Core Equity Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $13,866,218 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$6,769,047	$—	$6,769,047

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $118,946,039 and $131,850,572, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,601,554
Aggregate unrealized (depreciation) of investment securities	(5,331,429)
Net unrealized appreciation of investment securities	$2,270,125

Cost of investments for tax purposes is $87,522,984.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and capital loss carryforward adjustments, on December 31, 2014, undistributed net investment income was decreased by $35,705, undistributed net realized gain (loss) was increased by $466,723 and shares of beneficial interest was decreased by $431,018. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	549,322	$5,025,349	988,327	$8,287,585
Series II	18,390	164,182	17,976	148,266

Issued as reinvestment of dividends:
Series I	172,959	1,568,741	179,325	1,522,471
Series II	31,158	282,599	40,986	347,557

Reacquired:
Series I	(1,740,296)	(15,837,479)	(1,779,138)	(14,639,959)
Series II	(610,889)	(5,603,644)	(496,082)	(4,072,181)
Net increase (decrease) in share activity	(1,579,356)	$(14,400,252)	(1,048,606)	$(8,406,261)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 86% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Core Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$9.06	$0.12	$(0.05)	$0.07	$(0.19)	$8.94	0.69%	$73,816	1.06	%(d)	1.06	%(d)	1.26	%(d)	123%
Year ended 12/31/13	7.54	0.15	1.54	1.69	(0.17)	9.06	22.50	83,982	1.08		1.08		1.81		32
Year ended 12/31/12	6.80	0.14	0.79	0.93	(0.19)	7.54	13.75	74,517	1.00		1.08		1.98		23
Year ended 12/31/11	7.87	0.20	(1.02)	(0.82)	(0.25)	6.80	(10.89)	78,125	0.97		1.00		2.70		62
Year ended 12/31/10	7.24	0.15	0.62	0.77	(0.14)	7.87	10.95	44,717	1.12		1.15		2.04		130
Series II
Year ended 12/31/14	9.04	0.10	(0.05)	0.05	(0.16)	8.93	0.48	16,010	1.31	(d)	1.31	(d)	1.01	(d)	123
Year ended 12/31/13	7.52	0.13	1.53	1.66	(0.14)	9.04	22.25	21,279	1.33		1.33		1.56		32
Year ended 12/31/12	6.79	0.12	0.78	0.90	(0.17)	7.52	13.41	21,001	1.25		1.33		1.73		23
Year ended 12/31/11	7.86	0.18	(1.02)	(0.84)	(0.23)	6.79	(11.12)	21,742	1.22		1.25		2.45		62
Year ended 12/31/10(e)	6.52	0.07	1.27	1.34	—	7.86	20.55	12	1.40	(f)	1.45	(f)	1.76	(f)	130

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $68,458,544 and sold of $8,561,566 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Dividend Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $79,648 and $18,320 for Series I and Series II, respectively.
(e)	Commencement date of June 1, 2010.
(f)	Annualized.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and

Shareholders of Invesco V.I. Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$960.30	$5.29	$1,019.81	$5.45	1.07%
Series II	1,000.00	960.20	6.52	1,018.55	6.72	1.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	56.84%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Global Health Care Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at
invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIGHC-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Global Health Care Fund’s investment results compared favorably to the MSCI World Index and the MSCI World Health Care Index, the Fund’s broad market and style-specific benchmarks, respectively. Relative to the style-specific index, the Fund’s results were largely attributable to an overweight position in the health care facilities and biotechnology industries. The Fund’s use of currency hedging and its pharmaceutical holdings also contributed to relative results. Stock selection in the health care services, life sciences tools and services, and managed health care industries also detracted from results relative to the style-specific index. The Fund’s cash position also tempered relative results during the year.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	19.67%
Series II Shares	19.38
MSCI World Index‚ (Broad Market Index)	4.94
MSCI World Health Care Index‚ (Style-Specific Index)	18.10
Lipper VUF Health/Biotechnology Funds Classification Average■ (Peer Group)	28.04

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued a long, slow-growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    Though most of the major US equity market indexes delivered gains, global indexes were mixed, as developed market equities outperformed emerging market equities. Seven of the 10 sectors of the MSCI World Index had positive returns, and the health care sector had the highest return among the group, while energy had a double-digit loss for the reporting period.

    HCA Holdings, a hospital operator, was the largest individual contributor for the reporting period. The company reported better-than-expected revenues and earnings, citing better economic conditions and higher patient admissions resulting from the Affordable Care Act. Based on these developments, HCA also upwardly revised its earnings outlook for the full year.

    The biotechnology industry was the largest contributor to the Fund’s absolute return, and a number of holdings within the industry were among the Fund’s top individual contributors, including Gilead Sciences and Alexion Pharmaceuticals. The largest contributor was Gilead Sciences, a biopharmaceutical company that specializes in therapeutics for the treatment of HIV and hepatitis-C. During the year, the company reported strong revenues attributable to the launch of its new hepatitis-C drug, Sovaldi, which in turn, increased investors’ enthusiasm for the company’s overall hepatitis-C virus franchise.

    Alexion Pharmaceuticals, a bio-pharmaceutical company that specializes in drugs for extremely rare, or “orphan,” diseases was another key contributor to the Fund’s results. Robust sales of Soliris, its drug for the treatment of rare genetic blood disorders, contributed to strong earnings, which pushed shares of the stock higher.

    Though pharmaceuticals made a positive impact on overall Fund performance, the industry contained some of the Fund’s largest detractors, as pricing pressures from pharmacy benefit managers and health insurers weighed on the industry. Amid these headwinds,

GlaxoSmithKline was the largest detractor during the year. The UK-based pharmaceutical company reported disappointing earnings, largely due to a decline in sales of its asthma drug Advair, as the drug is expensive and was removed from

Portfolio Composition
By country

United States	66.1%
Switzerland	7.3
United Kingdom	4.5
France	3.1
Japan	2.4
Germany	2.2
Countries each less than 2.0% of portfolio	3.6
Money Market Funds
Plus Other Assets Less Liabilities	10.8

Top 10 Equity Holdings*

1.	Novartis AG-ADR	3.9%
2.	GlaxoSmithKline PLC-ADR	3.6
3.	Roche Holding AG	3.4
4.	Celgene Corp.	2.9
5.	Biogen Idec Inc.	2.7
6.	Bristol-Myers Squibb Co.	2.6
7.	Pfizer Inc.	2.5
8.	ResMed Inc.	2.5
9.	Alexion Pharmaceuticals, Inc.	2.5
10.	AbbVie Inc.	2.5

Top Five Industries*

1.	Pharmaceuticals	37.6%
2.	Biotechnology	23.6
3.	Health Care Equipment	6.9
4.	Health Care Facilities	6.0
5.	Managed Health Care	3.5

Total Net Assets	$298.6 million

Total Number of Holdings*	62

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Global Health Care Fund

the approved list of many prescription drug plans.

    Sanofi also detracted from the Fund’s performance. Citing competitive pressures, the company reported weakening US sales of Lantus, an insulin drug for the treatment of diabetes. Additionally, in late October, the company ousted its chief executive officer in a move that surprised many investors and precipitated a sharp sell-off.

    Another detractor was Intercept Pharmaceuticals. Shares of the company dropped nearly 30% after clinical trials for its primary liver drug candidate showed a higher-than-anticipated level of adverse side effects.

    We used currency forward contracts during the year for hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used for hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the style-specific benchmark for 2014. This was mainly due to the strength of the US dollar versus many major foreign currencies.

    During the year, we reduced our exposure to the health care distributors, health care facilities, and health care services industries, and we increased exposure to the biotechnology and health care equipment industries. During 2014, we maintained an underweight position in large-cap pharmaceuticals relative to the style-specific benchmark; however, it was the Fund’s largest absolute industry exposure over the course of the year. The Fund’s largest overweight position relative to the style-specific benchmark was in the biotechnology industry.

    We continue to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust inline portfolios, compelling pipelines and our view that many of these companies could be targets of ongoing consolidation. We are primarily focused on companies with new product cycles, less reimbursement risk and less competition.

    At the end of 2014, the Fund was primarily invested in US stocks, and the Fund’s non-US allocation was focused mainly on European large-cap pharmaceuticals, which had fewer patent expiration concerns than their US counterparts did.

    As always, thank you for your continued investment in Invesco V.I. Global Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Health Care Fund. He joined Invesco in 2005. Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

Invesco V.I. Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/21/97)	9.64%
10 Years	9.95
5 Years	17.35
1 Year	19.67

Series II Shares
Inception (4/30/04)	9.41%
10 Years	9.68
5 Years	17.06
1 Year	19.38

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.11% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Health Care Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/ Biotechnology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

Invesco V.I. Global Health Care Fund

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–89.25%
Biotechnology–23.63%
ACADIA Pharmaceuticals Inc.(b)	50,257	$1,595,660
Alexion Pharmaceuticals, Inc.(b)	40,413	7,477,617
Amgen Inc.	17,645	2,810,672
Biogen Idec Inc.(b)	23,529	7,986,919
BioMarin Pharmaceutical Inc.(b)	70,378	6,362,171
Bluebird Bio, Inc.(b)	22,608	2,073,606
Celgene Corp.(b)	76,268	8,531,339
Celldex Therapeutics Inc.(b)	62,415	1,139,074
Exact Sciences Corp.(b)	56,021	1,537,216
Gilead Sciences, Inc.(b)	76,980	7,256,135
Incyte Corp.(b)	74,918	5,477,255
Intercept Pharmaceuticals, Inc.(b)	10,357	1,615,692
Juno Therapeutics Inc.(b)	11,910	621,940
Keryx Biopharmaceuticals, Inc.(b)	99,428	1,406,906
Medivation Inc.(b)	28,251	2,814,082
NPS Pharmaceuticals, Inc.(b)	81,213	2,904,989
Puma Biotechnology, Inc.(b)	6,844	1,295,364
Receptos, Inc.(b)	11,270	1,380,688
Vanda Pharmaceuticals Inc.(b)	116,244	1,664,614
Vertex Pharmaceuticals Inc.(b)	38,878	4,618,706
		70,570,645

Drug Retail–2.43%
CVS Health Corp.	31,331	3,017,488
Raia Drogasil S.A. (Brazil)	148,860	1,419,928
Rite Aid Corp.(b)	373,363	2,807,690
		7,245,106

Health Care Distributors–2.87%
Cardinal Health, Inc.	53,803	4,343,516
McKesson Corp.	20,357	4,225,706
		8,569,222

Health Care Equipment–6.86%
Abbott Laboratories	78,741	3,544,920
DBV Technologies S.A.–ADR (France)(b)	87,863	2,382,844
Olympus Corp. (Japan)(b)	98,500	3,471,317
ResMed Inc.	134,052	7,514,955
Wright Medical Group, Inc.(b)	133,015	3,574,113
		20,488,149

Health Care Facilities–6.02%
Community Health Systems Inc.(b)	84,139	4,536,775
HCA Holdings, Inc.(b)	99,784	7,323,148
Tenet Healthcare Corp.(b)	59,805	3,030,319
Universal Health Services, Inc.–Class B	27,711	3,083,126
		17,973,368

	Shares	Value
Health Care Services–3.32%
Air Methods Corp.(b)	46,991	$2,069,014
Express Scripts Holding Co.(b)	88,191	7,467,132
InnovaCare Inc. (Puerto Rico) (Acquired 12/12/12; Cost $323,232)(b)(c)	122,652	367,956
		9,904,102

Health Care Technology–0.99%
Allscripts Healthcare Solutions, Inc.(b)	231,917	2,961,580

Life Sciences Tools & Services–2.01%
Agilent Technologies, Inc.	46,191	1,891,060
Thermo Fisher Scientific, Inc.	32,846	4,115,275
		6,006,335

Managed Health Care–3.48%
Aetna Inc.	49,605	4,406,412
Qualicorp S.A. (Brazil)(b)	109,000	1,127,159
UnitedHealth Group Inc.	48,107	4,863,137
		10,396,708

Pharmaceuticals–37.64%
AbbVie Inc.	114,258	7,477,043
Actavis PLC(b)	16,130	4,152,023
Bayer AG (Germany)	47,416	6,483,725
Bristol-Myers Squibb Co.	131,854	7,783,342
Endo International PLC(b)	60,096	4,334,124
GlaxoSmithKline PLC–ADR (United Kingdom)	251,828	10,763,129
Hikma Pharmaceuticals PLC (United Kingdom)	90,408	2,772,689
Jazz Pharmaceuticals PLC(b)	18,116	2,966,133
Johnson & Johnson	38,152	3,989,555
Mylan Inc.(b)	80,761	4,552,498
Nippon Shinyaku Co., Ltd. (Japan)	116,000	3,747,372
Novartis AG–ADR (Switzerland)	123,996	11,489,469
Perrigo Co. PLC	27,129	4,534,884
Pfizer Inc.	241,530	7,523,659
Roche Holding AG (Switzerland)	37,848	10,259,371
Salix Pharmaceuticals, Ltd.(b)	41,605	4,782,079
Sanofi–ADR (France)	150,275	6,854,043
Shire PLC–ADR (Ireland)	14,796	3,144,742
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	83,442	4,798,749
		112,408,629
Total Common Stocks & Other Equity Interests (Cost $169,311,885)		266,523,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

	Shares	Value
Money Market Funds–10.72%
Liquid Assets Portfolio–Institutional Class(d)	16,005,202	$16,005,202
Premier Portfolio–Institutional Class(d)	16,005,203	16,005,203
Total Money Market Funds (Cost $32,010,405)		32,010,405
TOTAL INVESTMENTS–99.97% (Cost $201,322,290)		298,534,249
OTHER ASSETS LESS LIABILITIES–0.03%		96,505
NET ASSETS–100.00%		$298,630,754

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2014 represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $169,311,885)	$266,523,844
Investments in affiliated money market funds, at value and cost	32,010,405
Total investments, at value (Cost $201,322,290)	298,534,249
Foreign currencies, at value (Cost $71,032)	68,877
Receivable for:
Fund shares sold	44,900
Dividends	377,981
Investment for trustee deferred compensation and retirement plans	70,014
Unrealized appreciation on forward foreign currency contracts	370,285
Other assets	74,784
Total assets	299,541,090

Liabilities:
Payable for:
Fund shares reacquired	549,085
Accrued fees to affiliates	233,408
Accrued trustees’ and officers’ fees and benefits	615
Accrued other operating expenses	47,928
Trustee deferred compensation and retirement plans	79,300
Total liabilities	910,336
Net assets applicable to shares outstanding	$298,630,754

Net assets consist of:
Shares of beneficial interest	$171,775,431
Undistributed net investment income (loss)	(74,525)
Undistributed net realized gain	29,360,506
Net unrealized appreciation	97,569,342
$298,630,754

Net Assets:
Series I	$220,561,208
Series II	$78,069,546

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,528,825
Series II	2,380,464
Series I:
Net asset value per share	$33.78
Series II:
Net asset value per share	$32.80

Investment income:
Dividends (net of foreign withholding taxes of $127,991)	$2,795,316
Dividends from affiliated money market funds	9,584
Total investment income	2,804,900

Expenses:
Advisory fees	1,965,917
Administrative services fees	718,791
Custodian fees	26,130
Distribution fees — Series II	167,114
Transfer agent fees	54,539
Trustees’ and officers’ fees and benefits	27,441
Other	78,994
Total expenses	3,038,926
Less: Fees waived	(34,532)
Net expenses	3,004,394
Net investment income (loss)	(199,494)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	28,434,293
Foreign currencies	(9,401)
Forward foreign currency contracts	982,035
29,406,927
Change in net unrealized appreciation (depreciation) of:
Investment securities	16,672,019
Foreign currencies	(18,159)
Forward foreign currency contracts	518,646
17,172,506
Net realized and unrealized gain	46,579,433
Net increase in net assets resulting from operations	$46,379,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(199,494)	$(50,362)
Net realized gain	29,406,927	11,305,614
Change in net unrealized appreciation	17,172,506	56,251,050
Net increase in net assets resulting from operations	46,379,939	67,506,302

Distributions to shareholders from net investment income:
Series I	—	(1,103,498)
Series ll	—	(268,414)
Total distributions from net investment income	—	(1,371,912)

Distributions to shareholders from net realized gains:
Series l	(7,510,881)	—
Series ll	(2,701,370)	—
Total distributions from net realized gains	(10,212,251)	—

Share transactions–net:
Series l	12,895,089	238,003
Series ll	10,544,688	10,929,984
Net increase in net assets resulting from share transactions	23,439,777	11,167,987
Net increase in net assets	59,607,465	77,302,377

Net assets:
Beginning of year	239,023,289	161,720,912
End of year (includes undistributed net investment income (loss) of $(74,525) and $(68,345), respectively)	$298,630,754	$239,023,289

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Global Health Care Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Global Health Care Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

Invesco V.I. Global Health Care Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $34,532.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $65,326 for accounting and fund administrative services and reimbursed $653,465 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $776 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Global Health Care Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$277,915,544	$20,250,749	$367,956	$298,534,249
Forward Foreign Currency Contracts*	—	370,285	—	370,285
Total Investments	$277,915,544	$20,621,034	$367,956	$298,904,534

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$370,285	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$982,035
Change in Unrealized Appreciation:
Currency risk	518,646
Total	$1,500,681

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$12,344,265

Invesco V.I. Global Health Care Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
01/16/15	Citigroup Global Markets Inc.	CHF	7,882,000	USD	8,152,669	$7,930,903	$221,766
01/16/15	Citigroup Global Markets Inc.	EUR	4,519,000	USD	5,617,795	5,469,276	148,519
Total open forward foreign currency contracts—Currency Risk							$370,285

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Citigroup Global Markets Inc.	$370,285	$—	$370,285	$—	$—	$370,285

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$989,626	$1,371,912
Long-term capital gain	9,222,625	—
Total distributions	$10,212,251	$1,371,912

Invesco V.I. Global Health Care Fund

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$485,503
Undistributed long-term gain	29,245,288
Net unrealized appreciation — investments	97,211,959
Net unrealized appreciation (depreciation) — other investments	(12,902)
Temporary book/tax differences	(74,525)
Shares of beneficial interest	171,775,431
Total net assets	$298,630,754

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $76,497,345 and $70,218,081, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$100,512,539
Aggregate unrealized (depreciation) of investment securities	(3,300,580)
Net unrealized appreciation of investment securities	$97,211,959

Cost of investments is the same for tax and financial reporting purposes.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2014, undistributed net investment income (loss) was increased by $193,314 and undistributed net realized gain was decreased by $193,314. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	1,630,036	$52,263,554	1,793,336	$44,988,563
Series II	460,983	14,311,931	585,408	14,448,063

Issued as reinvestment of dividends:
Series I	232,319	7,510,881	41,129	1,103,498
Series II	86,004	2,701,370	10,264	268,414

Reacquired:
Series I	(1,490,077)	(46,879,346)	(1,814,512)	(45,854,058)
Series II	(213,643)	(6,468,613)	(150,514)	(3,786,493)
Net increase in share activity	705,622	$23,439,777	465,111	$11,167,987

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Health Care Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$29.32	$(0.00)	$5.71	$5.71	$—	$(1.25)	$(1.25)	$33.78	19.67%	$220,561	1.08	%(d)	1.09	%(d)	(0.01	)%(d)	29%
Year ended 12/31/13	21.00	0.01	8.49	8.50	(0.18)	—	(0.18)	29.32	40.54	180,535	1.09		1.10		0.03		32
Year ended 12/31/12	17.37	0.12 (e)	3.51	3.63	—	—	—	21.00	20.90	128,898	1.12		1.13		0.63	(e)	43
Year ended 12/31/11	16.71	0.00	0.66	0.66	—	—	—	17.37	3.95	114,476	1.11		1.12		0.03		42
Year ended 12/31/10	15.87	(0.03)	0.87	0.84	—	—	—	16.71	5.29	124,441	1.11		1.12		(0.18)		16
Series II
Year ended 12/31/14	28.57	(0.08)	5.56	5.48	—	(1.25)	(1.25)	32.80	19.38	78,070	1.33	(d)	1.34	(d)	(0.26	)(d)	29
Year ended 12/31/13	20.49	(0.05)	8.27	8.22	(0.14)	—	(0.14)	28.57	40.16	58,488	1.34		1.35		(0.22)		32
Year ended 12/31/12	16.99	0.07 (e)	3.43	3.50	—	—	—	20.49	20.60	32,823	1.37		1.38		0.38	(e)	43
Year ended 12/31/11	16.38	(0.04)	0.65	0.61	—	—	—	16.99	3.72	27,448	1.36		1.37		(0.22)		42
Year ended 12/31/10	15.60	(0.07)	0.85	0.78	—	—	—	16.38	5.00	26,063	1.36		1.37		(0.43)		16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $195,441 and $66,846 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.01) and (0.02)% and $(0.06) and (0.27)% for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,096.10	$5.72	$1,019.74	$5.51	1.08%
Series II	1,000.00	1,094.90	7.02	1,018.50	6.77	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,222,625
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Health Care Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGRE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Global Real Estate Fund performed in line with its style-specific benchmark, the Custom Global Real Estate Index. For the year, global real estate equities were among the strongest-performing industries, driven by significant outperformance by US real estate investment trusts (REITs).

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	14.62%
Series II Shares	14.34
MSCI World Index‚ (Broad Market Index)	4.94
Custom Global Real Estate Index■ (Style-Specific Index)*	14.70
FTSE EPRA/NAREIT Developed Real Estate Index‚ (Former Style-Specific Index)*	15.02
Lipper VUF Real Estate Funds Classification Average¿ (Peer Group)	29.17

Source(s):‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

*	The Fund has elected to use the Custom Global Real Estate Index as its style-specific index, rather than the FTSE EPRA/NAREIT Developed Real Estate Index due to a change in the way the FTSE EPRA/NAREIT Developed Real Estate Index classifies companies as either developed market or emerging market.

Market conditions and your Fund

Diverging trends in economic growth and monetary policy prospects across the globe became more established in 2014. The US and UK remained on their generally positive trajectory, with further improvements noted in labor markets and domestic demand. Toward the end of the year, US gross domestic product (GDP) growth surpassed expectations, posting the highest level of growth in eight years.1 Conversely, weakness in Continental Europe, the return of recessionary conditions in Japan, moderating growth in Australia and concerns over the growth path for China provided evidence of more challenging conditions. The deflationary impact from lower oil prices provided the scope for US Federal Reserve (Fed) to suggest that the zero rate for Fed funds may continue for a longer period. US bond yields moved lower during the year.

Additionally, more deliberate guidance from the European Central Bank regarding the prospects for quantitative easing in 2015 had the same effect on European bond yields.

    In most markets across the globe, the supply of new real estate remained limited and absolute vacancy levels remained well below previous high points. This set the stage for increased rents, particularly in the US and UK. Listed real estate generally outperformed broader equity markets for the year, led by US REITs. Fundamental trends in real estate remained generally positive. Investment demand for commercial real estate was unabatedly strong. In weaker economies, real estate’s long-term income appeared relatively attractive. The increasing availability of debt financing boosted private real estate investment markets. In the listed markets, investment demand was demonstrated in continued public offerings and mergers and acquisitions activities, which included new listings in the US and China, and further merger activities among German residential companies.

    Effective June 30, 2014, the Fund’s style-specific benchmark was changed to the Custom Global Real Estate Index. The previous benchmark, the FTSE EPRA/ NAREIT Developed Real Estate Index, focused on developed market real estate equities only. However, the index provider changed the criteria used to determine whether a holding is from a developed or an emerging market. As a result of this change, we believed this benchmark would become increasingly US-focused and have lower exposure to real estate equities in Asia, a region we believed would be a long-term source of capital growth. As a result of this change, both the Fund and the new style-specific benchmark had approximately 10% exposure to emerging markets at the close of the reporting period. Fund holdings were added in the following countries during the year: the United Arab Emirates (UAE), South Africa, Philippines, Mexico, Brazil, Indonesia, Malaysia, Thailand and Turkey.

    Key contributors to relative performance versus the Fund’s style-specific benchmark included positive security selection decisions in China, Germany, the US and South Africa. Underweight exposure to underperforming Brazil also contributed positively to relative performance. Primary detractors from relative performance were overweight exposures in the UAE, Japan and Australia. Security selection in Japan and Australia and a minor allocation to ancillary cash also detracted from relative performance.

    As is common in equity markets, some of the top absolute contributors to Fund

Portfolio Composition
By country

United States	46.3%
Japan	10.6
Hong Kong	6.8
United Kingdom	5.5
Australia	5.4
China	3.9
France	3.5
Canada	2.9
Singapore	2.8
Germany	2.5
Countries each less than 2.0% of portfolio	7.7
Money Market Funds Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

1. Simon Property Group, Inc.	5.1%
2. AvalonBay Communities, Inc.	3.7
3. Mitsui Fudosan Co., Ltd.	3.0
4. Prologis, Inc.	2.9
5. Unibail-Rodamco S.E.	2.4
6. Boston Properties, Inc.	2.4
7. Sun Hung Kai Properties Ltd.	2.4
8. Land Securities Group PLC	2.3
9. DDR Corp.	2.1
10. Public Storage	2.1

Total Net Assets	$410.1 million

Total Number of Holdings*	143

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any dparticular security.

*	Excluding money market fund holdings.

Invesco V.I. Global Real Estate Fund

performance for the reporting period were also among the top absolute detractors for the previous reporting period, and vice versa. US REIT holdings Avalon-Bay Communities and Health Care REIT were among the top contributors that appreciated in value during the reporting period following share price weaknesses in 2013. AvalonBay owns and manages distinctive apartment homes in key coastal US markets and has above-average earnings growth prospects. Health Care REIT, which focuses on senior housing and medical office buildings, has an above-average dividend yield. During the reporting period, we trimmed our exposure to Health Care REIT in order to fund a position in Ventas, which appeared more compelling in terms of relative valuation, particularly in the context of a comparable growth rate versus health care-focused peers.

    Top absolute detractors from Fund performance during the year were overweight positions in large-cap Japanese real estate developer stocks, including Mitsui Fudosan and Sumitomo Realty & Development. Mitsui Fudosan owns and manages office spaces throughout prime areas of central Tokyo. It is a top-tier residential developer with a well-located land bank and a growing retail mall portfolio. Sumitomo Realty is primarily focused on office buildings and housing.

    Trends in the global macroeconomic environment continue to be broadly positive. However, the recovery is likely to remain uneven across key economic regions, with the use of historically unconventional means of economic stimulus still necessary in many parts of the world. Economic rebalancing and balance sheet repair remain key themes in many of the world economies and are being reflected in below long-term average GDP growth and modest inflationary pressures.

    As developed world economies staged their recovery, growth among the world’s emerging economies weakened. In the short term, many emerging economies may benefit from the recent fall in the cost of energy, but their long-term health remains highly dependent upon overall global trends in trade and consumption and structural population growth and urbanization. As such, many developing nations are expected to continue to offer some attractive opportunities for listed real estate investments over the long term.

    While we expect continued reappraisal of risk and return requirements for all investment classes, real estate securities valuations appeared fair by longer-term standards, given a relatively attractive yield and solid fundamentally driven earnings growth prospects. With generally healthy balance sheets and access to multiple sources of investment capital, most listed real estate companies are focused on generating growth, which can also include the opportunity to undertake modest new developments. We maintained our bias toward companies with higher-quality assets, supply-constrained real estate markets, generally lower-leveraged balance sheets and, in an environment where interest rates may rise over the mid-term, companies with above-average earnings growth prospects.

    We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

1	Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco V.I. Global Real Estate Fund. He is Head of Global Securities with
Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined
Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined
Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    The Fund has elected to use the Custom Global Real Estate Index as its style-specific index, rather than the FTSE

EPRA/NAREIT Developed Real Estate Index due to a change in the way the FTSE EPRA/NAREIT Developed Real Estate Index now classifies companies as either developed market or emerging market. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (3/31/98)	8.68%
10 Years	6.38
5 Years	10.63
1 Year	14.62

Series II Shares
Inception (4/30/04)	9.13%
10 Years	6.12
5 Years	10.37
1 Year	14.34

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance.

Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    High yield bond (junk bond) risk. High yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate re-

Invesco V.I. Global Real Estate Fund

lated company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The MSCI World Index® is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Real Estate Index (gross) from fund inception through Feb. 17, 2005; the FTSE EPRA/NAREIT Developed Real Estate Index (net) from Feb. 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global Real Estate Index (net) from July 1, 2014.

    The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs. The Index is computed using the net return which withholds taxes for non-resident investors.

    The Lipper VUF Real Estate Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Real Estate Funds classification.

    The FTSE EPRA/NAREIT Global Real Estate Index is an unmanaged index considered representative of real estate companies and REITs worldwide. The Index is computed using the net return which withholds taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2014

	Shares	Value
Real Estate Investments Trusts, Common Stocks & Other Equity Interests–97.88%
Australia–5.42%
Dexus Property Group	396,227	$2,240,558
Federation Centres	1,035,577	2,410,165
Goodman Group	782,126	3,605,577
Scentre Group(a)	1,915,863	5,447,836
Stockland	1,308,956	4,372,652
Westfield Corp.	569,059	4,160,518
		22,237,306

Austria–0.22%
Conwert Immobilien Invest S.E.	75,201	887,985

Brazil–0.60%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	89,200	366,343
Even Construtora e Incorporadora S.A.	129,400	262,542
EZ Tec Empreendimentos e Participacoes S.A.	51,100	423,013
Helbor Empreendimentos S.A.	129,500	231,459
Iguatemi Empresa de Shopping Centers S.A.	39,100	361,928
MRV Engenharia e Participacoes S.A.	71,600	202,062
Multiplan Empreendimentos Imobiliarios S.A.	34,600	617,634
		2,464,981

Canada–2.91%
Allied Properties REIT	120,500	3,883,216
Boardwalk REIT	30,300	1,604,977
Canadian REIT	67,100	2,644,611
Chartwell Retirement Residences	131,180	1,344,770
H&R REIT	132,200	2,472,634
		11,950,208

China–3.85%
China Overseas Land & Investment Ltd.	2,076,000	6,126,735
China Resources Land Ltd.	1,028,000	2,698,243
China Vanke Co., Ltd.–Class H(a)	601,000	1,333,784
Dalian Wanda Commercial Properties Co. Ltd.–Class H(a)(b)	88,300	563,646
Franshion Properties China Ltd.	2,686,000	764,826
Guangzhou R&F Properties Co. Ltd.–Class H	441,600	537,184
KWG Property Holding Ltd.	290,000	197,259
Longfor Properties Co. Ltd.	1,010,000	1,296,145
Shenzhen Investment Ltd.	1,070,000	307,172
Shimao Property Holdings Ltd.	651,500	1,448,643
Sunac China Holdings Ltd.	506,000	511,066
		15,784,703

Finland–0.29%
Sponda Oyj	268,758	1,177,311

	Shares	Value
France–3.49%
Gecina S.A.	10,015	$1,254,332
ICADE	15,518	1,242,641
Klepierre	11,406	491,313
Mercialys S.A.	66,314	1,479,346
Unibail-Rodamco S.E.	38,524	9,846,661
		14,314,293

Germany–2.53%
Deutsche Wohnen AG	183,450	4,358,995
GAGFAH S.A.(a)	129,774	2,905,231
LEG Immobilien AG	41,463	3,110,310
		10,374,536

Hong Kong–6.83%
Henderson Land Development Co. Ltd.	271,990	1,888,009
Hongkong Land Holdings Ltd.	735,000	4,947,061
Hysan Development Co. Ltd.	286,000	1,270,816
Kerry Properties Ltd.	203,500	735,217
Link REIT (The)	1,029,000	6,423,378
New World Development Co. Ltd.	1,626,000	1,859,872
Sun Hung Kai Properties Ltd.	641,000	9,692,883
Wharf Holdings Ltd. (The)	168,000	1,206,457
		28,023,693

Indonesia–0.54%
PT Bumi Serpong Damai	3,471,400	501,354
PT Ciputra Development Tbk	4,006,800	399,706
PT Lippo Karawaci Tbk	5,599,300	458,261
PT Summarecon Agung Tbk	6,957,300	845,186
		2,204,507

Japan–10.57%
Activia Properties, Inc.	237	2,061,636
Hulic Reit, Inc.	491	742,540
Japan Hotel REIT Investment Corp.	2,427	1,554,193
Japan Logistics Fund Inc.	593	1,329,328
Japan Prime Realty Investment Corp.	635	2,204,811
Japan Real Estate Investment Corp.	126	606,491
Japan Retail Fund Investment Corp.	1,003	2,115,514
Kenedix Office Investment Corp.	410	2,302,049
Mitsubishi Estate Co. Ltd.	378,000	8,001,461
Mitsui Fudosan Co., Ltd.	460,000	12,374,004
Mori Hills REIT Investment Corp.	1,132	1,620,015
Nippon Prologis REIT Inc.	888	1,925,443
Nomura Real Estate Office Fund, Inc.	47	232,795
Sumitomo Realty & Development Co. Ltd.	121,000	4,122,608
Tokyu Fudosan Holdings, Corp.	141,700	976,527
United Urban Investment Corp.	759	1,192,387
		43,361,802

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Malaysia–0.40%
IGB REIT	1,037,100	$388,471
KLCCP Stapled Group	235,600	453,746
Mah Sing Group Berhad	670,300	433,156
SP Setia Berhad Group	376,200	354,977
		1,630,350

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/09; Cost $0)(a)(b)	3,053,090	0

Mexico–0.62%
Fibra Uno Administracion S.A. de C.V.	857,300	2,527,606

Netherlands–0.44%
Wereldhave N.V.	26,269	1,803,050

Philippines–0.70%
Ayala Land, Inc.	1,756,700	1,316,537
Megaworld Corp.	4,082,600	421,283
Robinsons Land Corp.	1,008,600	596,620
SM Prime Holdings Inc.	1,377,100	522,262
		2,856,702

Singapore–2.81%
Ascendas REIT	834,000	1,497,011
CapitaCommercial Trust	1,794,000	2,376,742
CapitaLand Ltd.	977,000	2,427,355
CapitaMall Trust	461,000	709,330
Global Logistic Properties Ltd.	1,313,000	2,455,493
Keppel Land Ltd.	369,000	948,537
Mapletree Greater China Commercial Trust	534,000	382,450
Suntec REIT	483,000	713,925
		11,510,843

South Africa–1.19%
Capital Property Fund	554,307	636,407
Growthpoint Properties Ltd.	610,597	1,444,222
Hyprop Investments Ltd.	139,456	1,175,516
Redefine Properties Ltd.	944,030	873,286
Resilient Property Income Fund Ltd.	104,898	758,911
		4,888,342

Sweden–0.95%
Castellum AB	131,314	2,048,411
Fabege AB	61,784	792,826
Wihlborgs Fastigheter AB	57,948	1,057,726
		3,898,963

Thailand–0.43%
Central Pattana PCL	600,800	825,541
Land and Houses PCL–NVDR	1,569,100	431,753
Pruksa Real Estate PCL	169,700	147,251
Supalai PCL	508,200	370,046
		1,774,591

	Shares	Value
Turkey–0.29%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,027,164	$1,212,397

United Arab Emirates–0.97%
Emaar Malls Group PJSC(a)	1,028,887	750,726
Emaar Properties PJSC	1,677,458	3,218,375
		3,969,101

United Kingdom–5.52%
Big Yellow Group PLC	119,509	1,127,186
Derwent London PLC	50,489	2,358,349
Great Portland Estates PLC	326,781	3,734,930
Hammerson PLC	396,737	3,708,338
Land Securities Group PLC	521,323	9,329,079
Quintain Estates & Development PLC(a)	513,742	762,733
UNITE Group PLC (The)	222,744	1,614,438
		22,635,053

United States–46.31%
AvalonBay Communities, Inc.	92,521	15,117,006
Boston Properties, Inc.	75,420	9,705,800
Brixmor Property Group, Inc.	115,500	2,869,020
Brookdale Senior Living Inc.(a)	69,058	2,532,357
Cousins Properties, Inc.	356,045	4,066,034
CubeSmart	158,600	3,500,302
DDR Corp.	466,899	8,572,266
EastGroup Properties, Inc.	27,700	1,753,964
Empire State Realty Trust Inc.–Class A	140,300	2,466,474
Essex Property Trust, Inc.	32,745	6,765,117
Federal Realty Investment Trust	48,573	6,482,552
General Growth Properties, Inc.	256,624	7,218,833
Health Care REIT, Inc.	78,295	5,924,583
Healthcare Realty Trust, Inc.	150,735	4,118,080
Healthcare Trust of America, Inc.–Class A	156,528	4,216,864
Hilton Worldwide Holdings Inc.(a)	144,893	3,780,258
Host Hotels & Resorts Inc.	197,418	4,692,626
Hudson Pacific Properties Inc.	130,600	3,925,836
Kilroy Realty Corp.	19,200	1,326,144
LaSalle Hotel Properties	138,870	5,620,069
Mid-America Apartment Communities, Inc.	69,907	5,220,655
National Health Investors, Inc.	37,100	2,595,516
National Retail Properties Inc.	111,583	4,393,023
Paramount Group, Inc.(a)	78,859	1,465,989
Piedmont Office Realty Trust Inc.–Class A	147,500	2,778,900
Prologis, Inc.	279,920	12,044,958
Public Storage	45,800	8,466,130
Realty Income Corp.	82,925	3,956,352
Retail Opportunity Investments Corp.	171,884	2,885,932
RLJ Lodging Trust	166,228	5,573,625
Simon Property Group, Inc.	113,706	20,707,000
SL Green Realty Corp.	53,158	6,326,865
UDR, Inc.	152,955	4,714,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United States–(continued)
Ventas, Inc.	43,500	$3,118,950
Washington Prime Group Inc.	61,003	1,050,472
		189,952,625
Total Real Estate Investments Trusts, Common Stocks & Other Equity Interests (Cost $325,654,452)		401,440,948

Money Market Funds–1.47%
Liquid Assets Portfolio–Institutional Class(c)	3,009,840	3,009,840
Premier Portfolio–Institutional Class(c)	3,009,840	3,009,840
Total Money Market Funds (Cost $6,019,680)		6,019,680
TOTAL INVESTMENTS–99.35% (Cost $331,674,132)		407,460,628
OTHER ASSETS LESS LIABILITIES–0.65%		2,667,690
NET ASSETS–100.00%		$410,128,318

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $563,646, which represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $325,654,452)	$401,440,948
Investments in affiliated money market funds, at value and cost	6,019,680
Total investments, at value (Cost $331,674,132)	407,460,628
Foreign currencies, at value (Cost $1,487,833)	1,466,960
Receivable for:
Investments sold	1,301,620
Fund shares sold	204,785
Dividends	1,663,403
Investment for trustee deferred compensation and retirement plans	62,300
Other assets	902
Total assets	412,160,598

Liabilities:
Payable for:
Investments purchased	1,333,038
Fund shares reacquired	227,128
Accrued fees to affiliates	367,579
Accrued trustees’ and officers’ fees and benefits	551
Accrued other operating expenses	34,325
Trustee deferred compensation and retirement plans	69,659
Total liabilities	2,032,280
Net assets applicable to shares outstanding	$410,128,318

Net assets consist of:
Shares of beneficial interest	$346,442,272
Undistributed net investment income	3,345,301
Undistributed net realized gain (loss)	(15,412,227)
Net unrealized appreciation	75,752,972
$410,128,318

Net Assets:
Series I	$209,829,135
Series II	$200,299,183

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	12,171,526
Series II	11,930,629
Series I:
Net asset value per share	$17.24
Series II:
Net asset value per share	$16.79

Investment income:
Dividends (net of foreign withholding taxes of $582,057)	$11,761,586
Dividends from affiliated money market funds	3,029
Total investment income	11,764,615

Expenses:
Advisory fees	2,846,283
Administrative services fees	1,035,571
Custodian fees	166,383
Distribution fees — Series II	447,942
Transfer agent fees	36,854
Trustees’ and officers’ fees and benefits	28,293
Other	70,942
Total expenses	4,632,268
Less: Fees waived	(11,247)
Net expenses	4,621,021
Net investment income	7,143,594

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	11,281,074
Foreign currencies	(36,531)
11,244,543
Change in net unrealized appreciation (depreciation) of:
Investment securities	31,626,486
Foreign currencies	(29,087)
31,597,399
Net realized and unrealized gain	42,841,942
Net increase in net assets resulting from operations	$49,985,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$7,143,594	$4,488,219
Net realized gain	11,244,543	16,689,192
Change in net unrealized appreciation (depreciation)	31,597,399	(14,467,845)
Net increase in net assets resulting from operations	49,985,536	6,709,566

Distributions to shareholders from net investment income:
Series I	(3,251,796)	(7,233,276)
Series ll	(2,549,836)	(6,251,428)
Total distributions from net investment income	(5,801,632)	(13,484,704)

Share transactions–net:
Series l	(3,501,175)	15,656,375
Series ll	9,465,501	49,946,312
Net increase in net assets resulting from share transactions	5,964,326	65,602,687
Net increase in net assets	50,148,230	58,827,549

Net assets:
Beginning of year	359,980,088	301,152,539
End of year (includes undistributed net investment income of $3,345,301 and $(1,055,785), respectively)	$410,128,318	$359,980,088

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Real Estate Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Global Real Estate Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Invesco V.I. Global Real Estate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $11,247.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $92,688 for accounting and fund administrative services and reimbursed $942,883 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Global Real Estate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2014, there were transfers from Level 1 to Level 2 of $34,615,764 and from Level 2 to Level 1 of $4,271,095, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$22,237,306	$—	$22,237,306
Austria	887,985	—	—	887,985
Brazil	2,464,981	—	—	2,464,981
Canada	11,950,208	—	—	11,950,208
China	563,646	15,221,057	—	15,784,703
Finland	1,177,311	—	—	1,177,311
France	2,733,678	11,580,615	—	14,314,293
Germany	6,015,541	4,358,995	—	10,374,536
Hong Kong	—	28,023,693	—	28,023,693
Indonesia	—	2,204,507	—	2,204,507
Japan	—	43,361,802	—	43,361,802
Malaysia	1,176,604	453,746	—	1,630,350
Malta	—	—	0	0
Mexico	2,527,606	—	—	2,527,606
Netherlands	—	1,803,050	—	1,803,050
Philippines	—	2,856,702	—	2,856,702
Singapore	2,376,742	9,134,101	—	11,510,843
South Africa	2,685,209	2,203,133	—	4,888,342
Sweden	—	3,898,963	—	3,898,963
Thailand	431,753	1,342,838	—	1,774,591
Turkey	—	1,212,397	—	1,212,397
United Arab Emirates	750,726	3,218,375	—	3,969,101
United Kingdom	2,377,171	20,257,882	—	22,635,053
United States	195,972,305	—	—	195,972,305
Total Investments	$234,091,466	$173,369,162	$0	$407,460,628

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$5,801,632	$13,484,704

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$12,572,159
Net unrealized appreciation — investments	62,251,199
Net unrealized appreciation (depreciation) — other investments	(33,524)
Temporary book/tax differences	(65,028)
Capital loss carryforward	(11,038,760)
Shares of beneficial interest	346,442,272
Total net assets	$410,128,318

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $7,011,623 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$11,038,760	$—	$11,038,760

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $173,576,853 and $166,266,165, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$68,262,997
Aggregate unrealized (depreciation) of investment securities	(6,011,798)
Net unrealized appreciation of investment securities	$62,251,199

Cost of investments for tax purposes is $345,209,429.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2014, undistributed net investment income was increased by $3,059,124 and undistributed net realized gain (loss) was decreased by $3,059,124. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	3,252,789	$54,247,717	2,782,023	$44,529,853
Series II	3,484,973	56,243,205	4,044,745	63,141,654

Issued as reinvestment of dividends:
Series I	200,852	3,251,796	466,362	7,233,276
Series II	161,586	2,549,836	413,454	6,251,428

Reacquired:
Series I	(3,695,733)	(61,000,688)	(2,268,921)	(36,106,754)
Series II	(3,133,157)	(49,327,540)	(1,261,354)	(19,446,770)
Net increase in share activity	271,310	$5,964,326	4,176,309	$65,602,687

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$15.29	$0.33	$1.89	$2.22	$(0.27)	$17.24	14.62%	$209,829	1.10	%(d)	1.10	%(d)	1.99	%(d)	44%
Year ended 12/31/13	15.47	0.22	0.21	0.43	(0.61)	15.29	2.71	189,835	1.10		1.10		1.41		49
Year ended 12/31/12	12.14	0.27	3.14	3.41	(0.08)	15.47	28.12	176,933	1.14		1.14		1.94		51
Year ended 12/31/11	13.58	0.24	(1.16)	(0.92)	(0.52)	12.14	(6.51)	134,254	1.14		1.14		1.77		47
Year ended 12/31/10	12.14	0.35	1.74	2.09	(0.65)	13.58	17.51	131,462	1.20		1.20		2.82		87
Series II
Year ended 12/31/14	14.90	0.28	1.84	2.12	(0.23)	16.79	14.34	200,299	1.35	(d)	1.35	(d)	1.74	(d)	44
Year ended 12/31/13	15.11	0.18	0.20	0.38	(0.59)	14.90	2.44	170,145	1.35		1.35		1.16		49
Year ended 12/31/12	11.87	0.23	3.07	3.30	(0.06)	15.11	27.85	124,219	1.39		1.39		1.69		51
Year ended 12/31/11	13.31	0.20	(1.13)	(0.93)	(0.51)	11.87	(6.73)	62,349	1.39		1.39		1.52		47
Year ended 12/31/10	11.93	0.32	1.70	2.02	(0.64)	13.31	17.24	34,014	1.45		1.45		2.57		87

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $202,078 and $179,177 for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,025.50	$5.62	$1,019.66	$5.60	1.10%
Series II	1,000.00	1,024.50	6.89	1,018.40	6.87	1.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Government Securities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on
Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on

Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at

invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGOV-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Government Securities Fund underperformed its style-specific index, the Barclays U.S Government Index. Duration positioning and security selection each played a role in the Fund’s underperformance for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	4.14%
Series II Shares	3.88
Barclays U.S. Aggregate Index‚ (Broad Market Index)	5.97
Barclays U.S. Government Index‚ (Style-Specific Index)	4.92
Lipper VUF General U.S. Government Funds Index■ (Peer Group Index)	4.03

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The year ended December 31, 2014 turned out to be a surprisingly successful year for many bond market participants, given the predictions for rising rates that dominated the media and investor psyche at the beginning of the year. Falling long-term bond yields were a driving force behind generally positive intermediate- to long-term, higher-quality bond returns during 2014.

    The year began on a positive note for bonds, buoyed by a general decline in yields on concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in eastern Europe and the Middle East as well as global deflationary concerns, which prompted investors to seek safety. The yield on the 10-year US Treasury note fell to 2.5% by the end of June.1

    Despite growing geopolitical risk and softer-than-expected global economic growth, investors’ demand for yield also fueled positive results in credit-related markets, such as emerging market debt and high yield corporate bonds, during the first half of the year. While a favorable supply/demand dynamic and solid credit fundamentals throughout the first part of the year supported an environment in which investors were willing to assume somewhat greater credit risk, these credit sectors experienced notable volatility near the end of the reporting period. A steep drop in oil prices in the second half of 2014 and concerns over the ongoing conflict between Russia and the Ukraine spurred notable sell-offs in both high yield corporate bonds and emerging market debt.

    As the reporting period drew to a close, the most credit-sensitive markets made it to the finish line with positive, albeit subdued, returns after a bumpy ride throughout 2014. Meanwhile, long-term Treasury bonds were some of the best-performing bonds in 2014 as yields drifted lower, with the yield on the 30-year U.S. Treasury bond ending the year at 2.75%, down from just under 4.00% at the start of the year.1

    In this environment, the most interest rate sensitive or longer duration portions of the bond market performed well, while the credit sectors had mixed results, depending on their underlying sensitivity to falling rates. Given this market backdrop, the Fund’s total returns were positive, but underperformed its style-specific benchmark due to having less duration than the Barclays U.S. Government Index periodically during the year, and also due to security selection.

    We were consistently underweight US Treasuries relative to the style-specific benchmark over the reporting period. Our search for relative value in the spread sectors of the government bond market led to overweight positioning in government-related issues and in off-benchmark, government-backed securitized debt instruments such as agency collateralized mortgage obligations (CMO) and agency mortgage-backed securities (MBS). While the agency CMOs provided valuable yield and price stability, their total return fell short of the style-specific benchmark as rates decreased during 2014.

    The decision to hold underperforming Treasury inflation-protected securities as part of our US Treasury allocation also detracted from the Fund’s returns versus the style-specific index, as declining energy prices pushed inflation risk premiums lower. Among agency MBS, our emphasis on higher coupon, 30-year, fixed-rate securities was advantageous for the Fund.

    The Fund uses duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along

Portfolio Composition

By security type

U.S. Government Sponsored Agency Mortgage-Backed Securities	57.5%
U.S. Treasury Securities	16.9
U.S. Government Sponsored Agency Securities	12.3
Bonds	10.0
Corporate Notes	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.9

Top 10 Fixed Income Issuers*

1.	Federal National Mortgage Association	15.6%
2.	Federal Home Loan Mortgage Corp.	13.6
3.	U.S. Treasury Notes	12.4
4.	Freddie Mac REMICs	9.6
5.	Fannie Mae REMICs	9.4
6.	Federal Home Loan Bank	5.7
7.	Government National Mortgage Association	4.4
8.	Ginnie Mae REMICs	4.2
9.	La Hipotecaria Panamanian Mortgage Trust	2.9
10.	Federal Agricultural Mortgage Corp.	2.8

Total Net Assets	$687.3 million

Total Number of Holdings*	787

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding U.S. Treasury bills and money market fund holdings.

Invesco V.I. Government Securities Fund

the yield curve with favorable risk/return expectations. Duration was managed with cash bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Government Securities Fund.

1	Source: Board of Governors of the Federal Reserve System (US)

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Portfolio Manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 1998.
Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/5/93)	4.66%
10 Years	4.04
5 Years	3.40
1 Year	4.14

Series II Shares
Inception (9/19/01)	3.78%
10 Years	3.77
5 Years	3.14
1 Year	3.88

    The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance.

Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.76% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Government Securities Fund

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on ( and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller,

Invesco V.I. Government Securities Fund

as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

    The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2014

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–57.47%
Collateralized Mortgage Obligations–24.99%
Fannie Mae REMICs, 4.00%, 07/25/18 to 07/25/40	$6,193,043	$6,537,998
5.00%, 08/25/19 to 09/25/37	2,666,946	2,756,622
4.25%, 12/25/19 to 02/25/37	3,483,270	3,649,619
4.50%, 10/25/22 to 07/25/27	717,245	727,752
3.00%, 10/25/25 to 09/25/36	4,315,914	4,395,145
2.50%, 03/25/26	2,113,465	2,148,650
7.00%, 09/18/27	526,273	587,924
6.50%, 03/25/32	1,470,908	1,656,309
5.75%, 10/25/35	897,183	997,958
0.47%, 05/25/36(a)	5,705,596	5,716,679
0.67%, 03/25/37 to 05/25/41(a)	10,648,078	10,728,041
0.57%, 06/25/38(a)	9,045,870	9,097,264
6.57%, 06/25/39(a)	5,721,072	6,571,284
0.72%, 02/25/41(a)	6,318,456	6,366,780
0.69%, 11/25/41(a)	2,483,777	2,510,348
Federal Home Loan Bank, 5.07%, 10/20/15	703,886	725,198
5.46%, 11/27/15	9,766,645	10,153,726
5.77%, 03/23/18	1,368,494	1,497,080
Freddie Mac REMICs, 4.00%, 12/15/17 to 06/15/39	5,760,255	6,016,875
5.00%, 02/15/18 to 04/15/19	2,084,372	2,179,857
4.50%, 07/15/18	599,571	625,344
3.00%, 10/15/18 to 04/15/26	4,836,599	4,965,487
3.75%, 10/15/18	967,086	977,010
4.25%, 01/15/19	20,237	20,232
3.50%, 12/15/27	283,130	286,506
0.56%, 04/15/28 to 06/15/37(a)	7,026,845	7,060,743
0.66%, 12/15/35 to 03/15/40(a)	8,370,980	8,449,863
0.46%, 03/15/36(a)	5,506,932	5,536,641
0.51%, 11/15/36(a)	7,955,031	7,974,311
1.02%, 11/15/39(a)	1,757,206	1,792,115
0.61%, 03/15/40 to 02/15/42(a)	19,723,436	19,849,941
Ginnie Mae REMICs, 6.00%, 01/16/25	908,022	1,008,708
4.75%, 09/20/32	154,942	156,099
4.00%, 04/16/33 to 02/20/38	3,137,255	3,197,362
4.50%, 10/20/33 to 09/16/34	3,446,461	3,514,030
5.74%, 08/20/34(a)	1,996,638	2,234,942
5.00%, 08/16/35	72,990	73,534
5.87%, 01/20/39(a)	6,811,868	7,703,746
0.96%, 09/16/39(a)	2,489,786	2,546,713
4.50%, 07/20/41(a)	1,729,722	1,846,877
1.63%, 09/20/41(a)	6,512,376	6,875,317
		171,716,630

	Principal Amount	Value
Federal Deposit Insurance Co. (FDIC)–0.05%
Series 2010-S1, Class 1A, Gtd. Floating Rate Notes , 0.70%, 02/25/48(a)(b)	$354,075	$354,248

Federal Home Loan Mortgage Corp. (FHLMC)–12.60%
Pass Through Ctfs., 8.00%, 07/01/15 to 09/01/36	7,166,788	8,742,642
6.50%, 11/01/15 to 12/01/35	5,208,019	5,952,913
7.00%, 12/01/15 to 12/01/37	6,137,058	7,023,581
6.00%, 02/01/16 to 07/01/38	2,097,034	2,305,197
5.00%, 07/01/18 to 01/01/40	2,884,856	3,190,357
10.50%, 08/01/19	501	507
4.50%, 09/01/20 to 08/01/41	16,453,287	18,026,806
8.50%, 09/01/20 to 08/01/31	627,059	723,569
10.00%, 03/01/21	24,720	27,215
9.00%, 06/01/21 to 06/01/22	165,608	179,284
7.50%, 09/01/22 to 08/01/36	1,923,604	2,227,386
5.50%, 12/01/22	920,882	982,658
3.50%, 08/01/26	1,450,065	1,541,025
3.00%, 05/01/27	2,190,375	2,294,310
7.05%, 05/20/27	186,890	214,013
6.03%, 10/20/30	1,226,576	1,427,492
Pass Through Ctfs., ARM, 2.43%, 09/01/35(a)	8,742,974	9,373,112
2.40%, 07/01/36(a)	6,775,804	7,261,567
2.05%, 10/01/36(a)	4,016,916	4,262,382
2.41%, 10/01/36(a)	289,130	311,285
2.52%, 11/01/37(a)	3,066,076	3,302,487
2.68%, 01/01/38(a)	149,644	161,172
2.52%, 06/01/43(a)	6,803,631	7,072,182
		86,603,142

Federal National Mortgage Association (FNMA)–15.38%
Pass Through Ctfs., 7.50%, 02/01/15 to 08/01/37	7,909,581	9,290,587
6.50%, 04/01/15 to 11/01/37	5,902,024	6,653,540
7.00%, 04/01/15 to 06/01/36	8,217,733	9,133,468
8.00%, 06/01/15 to 11/01/37	5,649,901	6,657,947
6.00%, 09/01/17 to 10/01/38	4,384,669	4,958,131
5.00%, 11/01/17 to 12/01/33	676,552	728,323
8.50%, 11/01/17 to 08/01/37	2,462,986	2,923,666
4.50%, 04/01/19 to 08/01/41	13,298,789	14,407,433
5.50%, 03/01/21 to 05/01/35	2,806,057	3,158,073
6.75%, 07/01/24	618,709	705,110
6.95%, 10/01/25	23,107	24,035
3.50%, 03/01/27 to 08/01/27	15,406,775	16,316,038
3.00%, 05/01/27 to 08/01/27	7,361,944	7,674,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., ARM, 2.49%, 10/01/34(a)	$3,552,269	$3,819,978
2.33%, 05/01/35(a)	658,918	704,276
2.31%, 03/01/38(a)	159,209	170,327
2.83%, 02/01/42(a)	3,040,139	3,167,015
2.30%, 06/01/43(a)	4,283,530	4,318,749
2.26%, 08/01/43(a)	4,035,987	4,123,219
Pass Through Ctfs., BAL, 3.84%, 04/01/18	6,359,537	6,785,656
		105,719,785

Government National Mortgage Association (GNMA)–4.45%
Pass Through Ctfs., 11.00%, 10/15/15	378	380
6.50%, 05/20/16 to 01/15/37	5,825,809	6,615,962
7.50%, 03/15/17 to 10/15/35	3,731,964	4,311,815
7.00%, 04/15/17 to 01/15/37	1,951,621	2,179,944
8.00%, 05/15/17 to 01/15/37	1,992,704	2,352,006
10.50%, 09/15/17	406	408
8.50%, 12/15/17 to 01/15/37	327,362	359,699
10.00%, 06/15/19	10,632	11,645
6.00%, 09/15/20 to 08/15/33	961,177	1,077,900
5.00%, 02/15/25	272,067	299,664
6.95%, 08/20/25 to 08/20/27	358,510	370,695
6.38%, 10/20/27 to 04/20/28	450,008	509,235
6.10%, 12/20/33	5,609,490	6,529,999
3.50%, 10/20/42	5,769,790	5,980,768
		30,600,120
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $384,209,817)		394,993,925

U.S. Treasury Securities–16.87%
U.S. Treasury Bills–0.23%(c)(d)
0.08%, 08/20/15	1,535,000	1,533,528
0.12%, 08/20/15	80,000	79,923
		1,613,451

U.S. Treasury Notes–12.36%
0.50%, 09/30/16	4,000,000	3,994,721
0.75%, 06/30/17	6,250,000	6,225,185
0.88%, 07/15/17	6,000,000	5,992,125
0.63%, 08/31/17	8,400,000	8,318,132
0.75%, 12/31/17	5,000,000	4,946,641
1.38%, 12/31/18	8,300,000	8,265,784
1.50%, 12/31/18	5,500,000	5,508,266
1.63%, 06/30/19	4,000,000	4,009,808
1.63%, 07/31/19	11,200,000	11,215,233
3.63%, 02/15/20	2,000,000	2,192,445
2.00%, 09/30/20	5,000,000	5,047,557
2.13%, 06/30/21	4,500,000	4,552,016
2.13%, 08/15/21	2,700,000	2,729,951
2.00%, 10/31/21	2,500,000	2,504,695

	Principal Amount		Value
U.S. Treasury Notes–(continued)
2.00%, 11/15/21	$3,300,000		$3,309,810
2.38%, 08/15/24	6,000,000		6,109,122
			84,921,491

U.S. Treasury Bonds–2.34%
8.75%, 05/15/20	3,500,000		4,764,913
7.88%, 02/15/21	1,100,000		1,485,190
5.38%, 02/15/31	3,800,000		5,301,776
3.38%, 05/15/44	4,000,000		4,506,085
			16,057,964

U.S. Treasury Inflation — Indexed Bonds–1.94%
0.63%, 01/15/24	13,229,580	(e)	13,344,133
Total U.S. Treasury Securities (Cost $113,874,131)			115,937,039

U.S. Government Sponsored Agency Securities–12.27%
Federal Agricultural Mortgage Corp. (FAMC)–2.83%
Sr. Unsec. Medium-Term Notes, 2.00%, 07/27/16	4,000,000		4,087,345
Series 2007-1, Sec. Gtd. Notes, 5.13%, 04/19/17(b)	14,000,000		15,352,409
			19,439,754

Federal Farm Credit Bank (FFCB)–1.43%
Unsec. Bonds, 1.05%, 03/28/16	7,000,000		7,056,174
Unsec. Medium-Term Notes, 5.75%, 12/07/28	2,100,000		2,761,526
			9,817,700

Federal Home Loan Bank (FHLB)–3.90%
Unsec. Bonds, 1.50%, 10/12/17	4,800,000		4,845,382
4.50%, 09/13/19	5,000,000		5,621,900
1.88%, 03/13/20	6,000,000		6,012,972
3.38%, 06/12/20	6,220,000		6,698,710
2.88%, 09/11/20	3,455,000		3,631,852
			26,810,816

Federal Home Loan Mortgage Corp. (FHLMC)–0.98%
Series 1, Unsec. Global Notes, 0.75%, 01/12/18	1,650,000		1,629,298
Unsec. Global Notes, 2.38%, 01/13/22	5,000,000		5,078,533
			6,707,831

Federal National Mortgage Association (FNMA)–0.22%
Unsec. Global Notes, 2.63%, 09/06/24	1,500,000		1,521,023

Financing Corp (FICO)–0.50%
Sec. Bonds, 9.80%, 04/06/18	700,000		883,105
Series E, Sec. Bonds, 9.65%, 11/02/18	1,985,000		2,574,300
			3,457,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Tennessee Valley Authority (TVA)–2.41%
Sr. Unsec. Global Bonds, 4.88%, 12/15/16	$13,553,000	$14,634,731
Sr. Unsec. Global Notes, 1.88%, 08/15/22	2,000,000	1,943,184
		16,577,915
Total U.S. Government Sponsored Agency Securities (Cost $82,571,339)		84,332,444

Bonds–8.28%
Collateralized Mortgage Obligations–6.58%
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/41 (Acquired 04/22/13; Cost $11,729,228)(b)	11,332,587	11,938,178
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.50%, 09/08/39 (Acquired 11/05/10; Cost $19,970,670)(a)(b)	19,330,352	20,091,485
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ, Pass Through Ctfs., 4.84%, 07/15/40	2,375,000	2,397,236
Series 2005-C7, Class AJ, Pass Through Ctfs., 5.32%, 11/15/40	775,000	795,439
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/41(b)	6,300,000	6,370,305
Morgan Stanley Capital I Trust, Series 2005-HQ6, Class AJ, Pass Through Ctfs., 5.07%, 08/13/42	3,575,000	3,629,281
		45,221,924

Credit Cards–1.03%
Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5, Pass Through Ctfs., 2.68%, 06/07/23	7,000,000	7,085,775

Sovereign Debt–0.67%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/24	3,800,000	4,574,472
Total Bonds (Cost $55,614,666)		56,882,171

	Principal Amount	Value

Corporate Notes–2.43%
Private Export Funding Corp.–2.43%
Series BB, Sec. Gtd. Notes, 4.30%, 12/15/21	$1,540,000	$1,719,755
Series DD, Sec. Gtd. Notes, 2.13%, 07/15/16	5,000,000	5,107,075
Series FF, Sec. Gtd. Notes, 1.38%, 02/15/17	5,000,000	5,048,649
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/19	5,000,000	4,866,320
Total Corporate Notes (Cost $16,537,934)		16,741,799

Non-Agency Sponsored Obligations–1.74%
Freddie Mac, Series 2014-DN1, Class M2, Floating Rate STACR® Debt Notes, 2.37%, 02/25/24(a)(f)	7,300,000	7,181,068
Series 2014-DN4, Class M2, Floating Rate STACR® Debt Notes, 2.57%, 10/25/24(a)(f)	1,100,000	1,097,433
Series 2014-HQ2, Class M2, Floating Rate STACR® Debt Notes, 2.37%, 09/25/24(a)(f)	3,800,000	3,715,619
Total Non-Agency Obligations (Cost $12,221,626)		11,994,120

	Shares
Money Market Funds–0.59%
Government & Agency Portfolio, Institutional Class (Cost $4,040,705)(g)	4,040,705	4,040,705

Options Purchased–0.00%
(Cost $198,756)(h)		25,780
TOTAL INVESTMENTS–99.65% (Cost $669,268,974)		684,947,983
OTHER ASSETS LESS LIABILITIES–0.35%		2,396,182
NET ASSETS–100.00%		$687,344,165

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BAL	– Balloon
Ctfs.	– Certificates
Gtd.	– Guaranteed
REMICs	– Real Estate Mortgage Investment Conduits

Sec.	– Secured
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2014.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $54,106,625, which represented 7.87% of the Fund’s Net Assets.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(e)	Principal amount of security and interest payments are adjusted for inflation.
(f)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.
(h)	The table below details options purchased:

Over-the-Counter Swaptions Purchased — Interest Rate Risk
Description	Type of Contract	Counterparty	Premium Rate	Pay/Receive Premium Rate	Floating Rate Index	Expiration Date	Notional Value	Value
30 Year Interest Rate Swap	Put	Goldman Sachs International	3.45%	Receive	3 Month USD BBA LIBOR	05/06/15	$12,250,000	$25,780

Currency Abbreviations:

BBA	– British Bankers’ Association
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $665,228,269)	$680,907,278
Investments in affiliated money market funds, at value and cost	4,040,705
Total investments, at value (Cost $669,268,974)	684,947,983
Receivable for:
Investments sold	34,800,782
Variation margin	183,068
Fund shares sold	680,329
Dividends and interest	2,409,435
Principal paydowns	529,838
Investment for trustee deferred compensation and retirement plans	234,935
Total assets	723,786,370

Liabilities:
Payable for:
Investments purchased	34,746,142
Fund shares reacquired	743,416
Accrued fees to affiliates	578,463
Accrued trustees’ and officers’ fees and benefits	903
Accrued other operating expenses	104,479
Trustee deferred compensation and retirement plans	268,802
Total liabilities	36,442,205
Net assets applicable to shares outstanding	$687,344,165

Net assets consist of:
Shares of beneficial interest	$677,007,132
Undistributed net investment income	12,310,425
Undistributed net realized gain (loss)	(20,807,355)
Net unrealized appreciation	18,833,963
$687,344,165

Net Assets:
Series I	$474,556,423
Series II	$212,787,742

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	40,414,588
Series II	18,282,009
Series I:
Net asset value per share	$11.74
Series II:
Net asset value per share	$11.64

Investment income:
Interest	$16,134,366
Dividends from affiliated money market funds	1,149
Total investment income	16,135,515

Expenses:
Advisory fees	3,515,893
Administrative services fees	2,001,922
Custodian fees	64,719
Distribution fees — Series II	556,340
Transfer agent fees	52,963
Trustees’ and officers’ fees and benefits	39,355
Other	240,159
Total expenses	6,471,351
Less: Fees waived	(2,514)
Net expenses	6,468,837
Net investment income	9,666,678

Realized and unrealized gain from:
Net realized gain from:
Investment securities	187,573
Futures contracts	9,145,665
9,333,238
Change in net unrealized appreciation of:
Investment securities	7,300,849
Futures contracts	3,965,332
11,266,181
Net realized and unrealized gain	20,599,419
Net increase in net assets resulting from operations	$30,266,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$9,666,678	$9,968,610
Net realized gain (loss)	9,333,238	(11,506,190)
Change in net unrealized appreciation (depreciation)	11,266,181	(25,851,310)
Net increase (decrease) in net assets resulting from operations	30,266,097	(27,388,890)

Distributions to shareholders from net investment income:
Series I	(16,177,318)	(22,128,544)
Series ll	(6,330,149)	(7,761,089)
Total distributions from net investment income	(22,507,467)	(29,889,633)

Share transactions–net:
Series l	(96,681,441)	(265,152,570)
Series ll	(16,660,069)	(18,936,311)
Net increase (decrease) in net assets resulting from share transactions	(113,341,510)	(284,088,881)
Net increase (decrease) in net assets	(105,582,880)	(341,367,404)

Net assets:
Beginning of year	792,927,045	1,134,294,449
End of year (includes undistributed net investment income of $12,310,425 and $20,577,692, respectively)	$687,344,165	$792,927,045

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Government Securities Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Government Securities Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Government Securities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $2,514.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $178,312 for accounting and fund administrative services and reimbursed $1,823,610 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Government Securities Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$4,040,705	$—	$—	$4,040,705
U.S. Treasury Securities	—	115,937,039	—	115,937,039
U.S. Government Sponsored Agency Securities	—	479,326,369	—	479,326,369
Non-Agency Sponsored Obligations	—	11,994,120	—	11,994,120
Corporate Debt Securities	—	16,741,799	—	16,741,799
Bonds	—	20,278,036	—	20,278,036
Foreign Debt Securities	—	32,029,663	—	32,029,663
Foreign Sovereign Debt Securities	—	4,574,472	—	4,574,472
Options Purchased	—	25,780	—	25,780
	4,040,705	680,907,278	—	684,947,983
Futures Contracts*	3,154,954	—	—	3,154,954
Total Investments	$7,195,659	$680,907,278	$—	$688,102,937

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$3,914,735	$(759,781)
Options purchased(b)	25,780	—
Total	$3,940,515	$(759,781)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Options purchased at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Options(a)
Realized Gain:
Interest rate risk	$9,145,665	$99,000
Change in Unrealized Appreciation (Depreciation):
Interest rate risk	3,965,332	(172,976)
Total	$13,110,997	$(73,976)

(a)	Options purchased are included in the net realized gain from investment securities and net change in unrealized appreciation on investment securities.

The table below summarizes the twelve month average notional value of futures contracts and the four month average notional value of options purchased during the period.

	Futures Contracts	Options Purchased
Average notional value	$202,576,102	$171,125,000

Invesco V.I. Government Securities Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	160	March-2015	$34,975,000	$(5,336)
U.S. Treasury 5 Year Notes	Long	204	March-2015	24,261,656	6,755
U.S. Treasury 10 Year Notes	Long	127	March-2015	16,103,203	47,963
U.S. Ultra Bonds	Long	532	March-2015	87,879,750	3,860,017
U.S. Treasury 30 Year Bonds	Short	208	March-2015	(30,069,000)	(754,445)
Total Futures Contracts — Interest Rate Risk					$3,154,954

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$22,507,467	$29,889,633

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$12,568,420
Net unrealized appreciation — investments	15,620,031
Temporary book/tax differences	(559,612)
Capital loss carryforward	(17,291,806)
Shares of beneficial interest	677,007,132
Total net assets	$687,344,165

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Government Securities Fund

The Fund utilized $8,750,211 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$3,845,839	$—	$3,845,839
Not subject to expiration	9,291,880	4,154,087	13,445,967
	$13,137,719	$4,154,087	$17,291,806

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $284,137,444 and $367,924,978, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $124,349,754 and $142,154,821, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$17,511,408
Aggregate unrealized (depreciation) of investment securities	(1,891,377)
Net unrealized appreciation of investment securities	$15,620,031

Cost of investments for tax purposes is $669,327,952.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown gains (losses) and dollar rolls, on December 31, 2014, undistributed net investment income was increased by $4,573,522 and undistributed net realized gain (loss) was decreased by $4,573,522. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	3,780,129	$44,538,169	4,151,119	$50,366,115
Series II	2,344,721	27,332,900	2,789,136	33,454,648

Issued as reinvestment of dividends:
Series I	1,398,212	16,177,318	1,892,946	22,128,544
Series II	551,407	6,330,149	669,059	7,761,089

Reacquired:
Series I	(13,365,628)	(157,396,928)	(27,869,610)	(337,647,229)
Series II	(4,310,995)	(50,323,118)	(5,008,779)	(60,152,048)
Net increase (decrease) in share activity	(9,602,154)	$(113,341,510)	(23,376,129)	$(284,088,881)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$11.64	$0.16	$0.32	$0.48	$(0.38)	$11.74	4.14%	$474,556	0.78	%(d)	0.78	%(d)	1.36	%(d)	55%
Year ended 12/31/13	12.40	0.13	(0.45)	(0.32)	(0.44)	11.64	(2.62)	565,690	0.74		0.76		1.10		139
Year ended 12/31/12	12.49	0.19	0.12	0.31	(0.40)	12.40	2.47	873,212	0.65		0.76		1.49		118
Year ended 12/31/11	12.00	0.25	0.67	0.92	(0.43)	12.49	7.91	970,029	0.63		0.75		2.03		85
Year ended 12/31/10	11.95	0.24	0.41	0.65	(0.60)	12.00	5.40	1,072,405	0.73		0.75		1.98		61
Series II
Year ended 12/31/14	11.54	0.13	0.31	0.44	(0.34)	11.64	3.88	212,788	1.03	(d)	1.03	(d)	1.11	(d)	55
Year ended 12/31/13	12.29	0.10	(0.45)	(0.35)	(0.40)	11.54	(2.85)	227,237	0.99		1.01		0.85		139
Year ended 12/31/12	12.39	0.16	0.12	0.28	(0.38)	12.29	2.22	261,083	0.90		1.01		1.24		118
Year ended 12/31/11	11.92	0.21	0.67	0.88	(0.41)	12.39	7.63	295,318	0.88		1.00		1.78		85
Year ended 12/31/10	11.88	0.22	0.40	0.62	(0.58)	11.92	5.10	24,074	0.98		1.00		1.73		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $309,171,077 and sold of $25,033,352 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Government Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $530,996 and $222,536 for Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,017.80	$4.02	$1,021.22	$4.02	0.79%
Series II	1,000.00	1,016.80	5.29	1,019.96	5.30	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	22.97%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at

invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIGRI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Growth and Income Fund underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. Stock selection was the primary driver of Fund performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	10.28%
Series II Shares	9.96
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 1000 Value Index‚ (Style-Specific Index)	13.45
Lipper VUF Large-Cap Value Funds Index■ (Peer Group Index)	10.83

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities.

Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the reporting period, most US equity market indexes delivered strong gains. Sector performance within the Russell 1000 Value Index was mixed for the reporting period, with some sectors, like information technology, utilities and health care returning over 20%, while other sectors, like materials and telecommunication services posted low single-digit returns. Energy was the only sector to post a negative return.

    The Fund’s underweight exposure to energy stocks versus the Russell 1000 Value Index, and stock selection within the energy sector, contributed to relative Fund performance. Energy stocks sold off beginning in mid-September due to a sharp decline in the price of oil. Having underweight exposure to Exxon Mobil and not owning Chevron were the largest relative contributors to Fund performance, as both of these stocks posted negative returns and were relatively large holdings within the style-specific benchmark. Underweight exposure to industrials stocks, and stock selection within the industrials sector, also helped relative Fund performance for the year, as the industrials sector posted only a mid-single digit return. General Dynamics, an aerospace company, helped the Fund’s relative performance. The company beat profit forecasts and provided positive guidance based on strong demand for its Gulfstream jets.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    On the negative side, stock selection within, and underweight exposure to, the consumer staples sector was a large detractor from the Fund’s relative performance. Notably, Avon Products, a household and personal products company, was a large detractor, posting a double-digit loss for the reporting period. Despite improving earnings, the stock performed poorly after the company settled bribery charges with the Justice Department toward the end of the reporting period. We sold our position in Avon Products before the end of the year.

    Stock selection in, and underweight exposure to, the financials sector dampened Fund performance as well. Not having any exposure to real estate investment trusts was the largest detractor

Portfolio Composition
By sector

Financials	29.9%
Information Technology	14.7
Health Care	12.7
Energy	10.5
Consumer Discretionary	10.4
Industrials	7.9
Consumer Staples	5.5
Telecommunication Services	2.5
Utilities	1.5
Materials	1.1
Money Market Funds Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	4.7%
2. Citigroup Inc.	4.5
3. General Electric Co.	2.8
4. Morgan Stanley	2.6
5. Royal Dutch Shell PLC- Class A	2.5
6. Bank of America Corp.	2.2
7. Target Corp.	1.8
8. PNC Financial Services Group, Inc. (The)	1.7
9. Carnival Corp.	1.7
10. Applied Materials, Inc.	1.7

Top Five Industries

1. Diversified Banks	12.4%
2. Pharmaceuticals	7.8
3. Integrated Oil & Gas	5.7
4. Investment Banking & Brokerage	5.0
5. Regional Banks	4.4

Total Net Assets	$2.0 billion

Total Number of Holdings*	85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Growth and Income Fund

within the sector. As value managers, we seek companies that are undervalued compared to the company’s historical price, the broad equity market and relative peers. Real estate posted outsized returns during the year due to investor demand for yield, which drove valuations to unattractive levels.

    Weak stock selection in the consumer discretionary sector also hurt Fund performance relative to our style-specific benchmark. Fund holdings such as media giant Viacom and automobile manufacturer General Motors posted negative returns. Investor confidence in General Motors eroded somewhat after the firm announced a recall of faulty ignition switches after a 10-year delay.

    Cash also detracted from relative Fund performance. We use cash to purchase holdings when we discover promising investment opportunities and for liquidity, to allow for redemptions.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period. Reasons for volatility included political unrest in Eastern Europe, a sluggish Chinese economy and the effects on the global economy of falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco V.I. Growth and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Growth and
Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Mary Jayne Maly Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund.
She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2010.
Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund.
He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14
Series I Shares
Inception (12/23/96)	9.19%
10 Years	7.58
5 Years	13.32
1 Year	10.28

Series II Shares
Inception (9/18/00)	6.57%
10 Years	7.31
5 Years	13.02
1 Year	9.96

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.84% and 1.09%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2016. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–96.69%
Aerospace & Defense–0.97%
General Dynamics Corp.	140,310	$19,309,462

Agricultural Products–1.11%
Archer-Daniels-Midland Co.	425,611	22,131,772

Application Software–1.78%
Adobe Systems Inc.(b)	280,917	20,422,666
Citrix Systems, Inc.(b)	236,906	15,114,603
		35,537,269

Asset Management & Custody Banks–2.51%
Northern Trust Corp.	309,802	20,880,655
State Street Corp.	370,137	29,055,754
		49,936,409

Automobile Manufacturers–1.13%
General Motors Co.	644,091	22,485,217

Biotechnology–1.37%
Amgen Inc.	171,009	27,240,024

Cable & Satellite–2.72%
Comcast Corp.–Class A	566,236	32,847,350
Time Warner Cable Inc.	140,295	21,333,258
		54,180,608

Communications Equipment–1.36%
Cisco Systems, Inc.	973,127	27,067,527

Construction Machinery & Heavy Trucks–1.13%
Caterpillar Inc.	245,569	22,476,931

Consumer Finance–0.52%
Synchrony Financial(b)	344,814	10,258,216

Diversified Banks–12.39%
Bank of America Corp.	2,486,202	44,478,154
Citigroup Inc.	1,641,665	88,830,493
Comerica Inc.	434,968	20,373,901
JPMorgan Chase & Co.	1,484,089	92,874,290
		246,556,838

Diversified Chemicals–0.48%
Dow Chemical Co. (The)	208,170	9,494,634

Diversified Metals & Mining–0.58%
Freeport-McMoRan Inc.	497,221	11,615,082

Electric Utilities–0.66%
FirstEnergy Corp.	338,707	13,206,186

Electronic Components–1.22%
Corning Inc.	1,061,592	24,342,304

General Merchandise Stores–1.75%
Target Corp.	459,744	34,899,167

	Shares	Value
Health Care Equipment–0.89%
Medtronic, Inc.	244,483	$17,651,673

Health Care Services–0.40%
Express Scripts Holding Co.(b)	92,931	7,868,468

Hotels, Resorts & Cruise Lines–1.71%
Carnival Corp.	749,978	33,996,503

Household Products–1.22%
Procter & Gamble Co. (The)	267,248	24,343,620

Hypermarkets & Super Centers–0.30%
Wal-Mart Stores, Inc.	69,686	5,984,634

Industrial Conglomerates–2.82%
General Electric Co.	2,223,414	56,185,672

Industrial Machinery–1.20%
Ingersoll-Rand PLC	376,773	23,883,640

Insurance Brokers–3.18%
Aon PLC	210,421	19,954,224
Marsh & McLennan Cos., Inc.	472,588	27,050,937
Willis Group Holdings PLC	362,563	16,246,448
		63,251,609

Integrated Oil & Gas–5.74%
Exxon Mobil Corp.	216,942	20,056,288
Occidental Petroleum Corp.	236,092	19,031,376
Royal Dutch Shell PLC–Class A (United Kingdom)	1,519,166	50,358,225
Total S.A. (France)	482,154	24,860,511
		114,306,400

Integrated Telecommunication Services–1.58%
Koninklijke KPN N.V. (Netherlands)	1,392,551	4,390,590
Orange S.A. (France)	300,083	5,103,504
Telecom Italia S.p.A. (Italy)(b)	2,803,486	2,973,276
Telefonica S.A. (Spain)	211,524	3,025,756
Verizon Communications Inc.	339,178	15,866,747
		31,359,873

Internet Software & Services–1.54%
eBay Inc.(b)	545,358	30,605,491

Investment Banking & Brokerage–4.95%
Charles Schwab Corp. (The)	824,273	24,884,802
Goldman Sachs Group, Inc. (The)	112,003	21,709,541
Morgan Stanley	1,336,351	51,850,419
		98,444,762

IT Consulting & Other Services–1.18%
Amdocs Ltd.	501,955	23,418,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value
Managed Health Care–2.25%
Anthem, Inc.	159,935	$20,099,032
UnitedHealth Group Inc.	245,081	24,775,238
		44,874,270

Movies & Entertainment–2.25%
Time Warner Inc.	167,405	14,299,735
Viacom Inc.–Class B	405,002	30,476,401
		44,776,136

Multi-Utilities–0.78%
PG&E Corp.	293,377	15,619,391

Oil & Gas Drilling–0.58%
Ensco PLC–Class A	384,185	11,506,341

Oil & Gas Equipment & Services–1.17%
Baker Hughes Inc.	413,954	23,210,401

Oil & Gas Exploration & Production–3.01%
Anadarko Petroleum Corp.	204,686	16,886,595
Apache Corp.	349,984	21,933,497
California Resources Corp.(b)	1	4
Canadian Natural Resources Ltd. (Canada)	685,537	21,195,119
		60,015,215

Other Diversified Financial Services–1.24%
Voya Financial, Inc.	582,650	24,692,707

Packaged Foods & Meats–1.91%
Mondelez International Inc.–Class A	642,338	23,332,928
Unilever N.V.–New York Shares (United Kingdom)	375,397	14,655,499
		37,988,427

Pharmaceuticals–7.83%
Eli Lilly and Co.	392,130	27,053,049
Hospira, Inc.(b)	154,805	9,481,806
Merck & Co., Inc.	518,938	29,470,489
Novartis AG (Switzerland)	309,454	28,462,569
Novartis AG–ADR (Switzerland)	25,019	2,318,260
Pfizer Inc.	475,998	14,827,338
Sanofi (France)	189,705	17,289,652
Teva Pharmaceutical Industries Ltd.– ADR (Israel)	468,856	26,963,909
		155,867,072

Publishing–0.86%
Thomson Reuters Corp.	424,780	17,136,718

Railroads–0.78%
CSX Corp.	431,283	15,625,383

	Shares	Value
Regional Banks–4.38%
BB&T Corp.	434,544	$16,899,416
Citizens Financial Group Inc.	577,161	14,348,222
Fifth Third Bancorp	845,957	17,236,374
First Horizon National Corp.	292,933	3,978,030
PNC Financial Services Group, Inc. (The)	380,851	34,745,037
		87,207,079

Security & Alarm Services–1.02%
Tyco International PLC	462,995	20,309,276

Semiconductor Equipment–1.70%
Applied Materials, Inc.	1,354,410	33,751,897

Semiconductors–2.30%
Broadcom Corp.–Class A	447,013	19,369,073
Intel Corp.	727,519	26,401,665
		45,770,738

Specialized Finance–0.76%
CME Group Inc.–Class A	170,975	15,156,934

Systems Software–2.73%
Microsoft Corp.	553,003	25,686,989
Symantec Corp.	1,117,278	28,663,767
		54,350,756

Technology Hardware, Storage & Peripherals–0.84%
NetApp, Inc.	403,404	16,721,096

Tobacco–0.99%
Philip Morris International Inc.	243,117	19,801,880

Wireless Telecommunication Services–0.92%
Vodafone Group PLC–ADR (United Kingdom)	537,971	18,382,469
Total Common Stocks & Other Equity Interests (Cost $1,517,342,053)		1,924,802,887

Money Market Funds–3.40%
Liquid Assets Portfolio–Institutional Class(c)	33,836,434	33,836,434
Premier Portfolio–Institutional Class(c)	33,836,433	33,836,433
Total Money Market Funds (Cost $67,672,867)		67,672,867
TOTAL INVESTMENTS–100.09% (Cost $1,585,014,920)		1,992,475,754
OTHER ASSETS LESS LIABILITIES–(0.09)%		(1,756,176)
NET ASSETS–100.00%		$1,990,719,578

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $1,517,342,053)	$1,924,802,887
Investments in affiliated money market funds, at value and cost	67,672,867
Total investments, at value (Cost $1,585,014,920)	1,992,475,754
Cash	94,193
Foreign currencies, at value (Cost $950,432)	935,010
Receivable for:
Investments sold	6,831,136
Fund shares sold	26,460
Dividends	3,361,266
Fund expenses absorbed	37,826
Investment for trustee deferred compensation and retirement plans	186,372
Unrealized appreciation on forward foreign currency contracts	3,383,237
Total assets	2,007,331,254

Liabilities:
Payable for:
Investments purchased	9,874,363
Fund shares reacquired	4,187,592
Accrued fees to affiliates	2,280,397
Accrued trustees’ and officers’ fees and benefits	1,793
Accrued other operating expenses	48,619
Trustee deferred compensation and retirement plans	218,912
Total liabilities	16,611,676
Net assets applicable to shares outstanding	$1,990,719,578

Net assets consist of:
Shares of beneficial interest	$1,290,273,312
Undistributed net investment income	39,229,409
Undistributed net realized gain	250,422,201
Net unrealized appreciation	410,794,656
$1,990,719,578

Net Assets:
Series I	$161,865,958
Series II	$1,828,853,620

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,436,569
Series II	72,886,101
Series I:
Net asset value per share	$25.15
Series II:
Net asset value per share	$25.09

Investment income:
Dividends (net of foreign withholding taxes of $1,211,212)	$64,350,593
Dividends from affiliated money market funds	23,607
Total investment income	64,374,200

Expenses:
Advisory fees	12,071,801
Administrative services fees	5,527,652
Custodian fees	97,144
Distribution fees — Series II	4,963,455
Transfer agent fees	29,397
Trustees’ and officers’ fees and benefits	56,813
Other	96,831
Total expenses	22,843,093
Less: Fees waived	(1,209,055)
Net expenses	21,634,038
Net investment income	42,740,162

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from a redemption-in-kind of $146,350,402)	383,474,913
Foreign currencies	(11,473)
Forward foreign currency contracts	11,740,909
395,204,349
Change in net unrealized appreciation (depreciation) of:
Investment securities	(254,270,237)
Foreign currencies	(54,632)
Forward foreign currency contracts	5,061,610
(249,263,259)
Net realized and unrealized gain	145,941,090
Net increase in net assets resulting from operations	$188,681,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$42,740,162	$26,853,402
Net realized gain	395,204,349	233,036,749
Change in net unrealized appreciation (depreciation)	(249,263,259)	415,214,219
Net increase in net assets resulting from operations	188,681,252	675,104,370

Distributions to shareholders from net investment income:
Series I	(2,868,324)	(2,305,237)
Series ll	(27,337,329)	(27,699,552)
Total distributions from net investment income	(30,205,653)	(30,004,789)

Distributions to shareholders from net realized gains:
Series l	(18,653,014)	(1,362,853)
Series ll	(213,598,375)	(19,141,457)
Total distributions from net realized gains	(232,251,389)	(20,504,310)

Share transactions–net:
Series l	(3,091,739)	(11,114,225)
Series ll	(438,796,408)	(193,330,275)
Net increase (decrease) in net assets resulting from share transactions	(441,888,147)	(204,444,500)
Net increase (decrease) in net assets	(515,663,937)	420,150,771

Net assets:
Beginning of year	2,506,383,515	2,086,232,744
End of year (includes undistributed net investment income of $39,229,409 and $26,706,352, respectively)	$1,990,719,578	$2,506,383,515

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Growth and Income Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Growth and Income Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets. In determining the Adviser’s obligation to waive

Invesco V.I. Growth and Income Fund

advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $1,209,055.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $434,424 for accounting and fund administrative services and reimbursed $5,093,228 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $20,118 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,856,011,670	$136,464,084	$—	$1,992,475,754
Forward Foreign Currency Contracts*	—	3,383,237	—	3,383,237
Total Investments	$1,856,011,670	$139,847,321	$—	$1,995,858,991

*	Unrealized appreciation.

Invesco V.I. Growth and Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$3,505,341	$(122,104)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$11,740,909
Change in Unrealized Appreciation:
Currency risk	5,061,610
Total	$16,802,519

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$163,603,453

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/09/15	Bank of New York Mellon (The)	CAD	16,998,531	USD	14,922,642	$14,628,501	$294,141
01/09/15	State Street Bank and Trust Co.	CAD	17,046,183	USD	14,964,475	14,669,510	294,965
01/09/15	Bank of New York Mellon (The)	CHF	11,714,479	USD	12,161,285	11,785,780	375,505
01/09/15	State Street Bank and Trust Co.	CHF	11,738,974	USD	12,184,058	11,810,424	373,634
01/09/15	Bank of New York Mellon (The)	EUR	23,245,120	USD	29,004,331	28,131,333	872,998
01/09/15	State Street Bank and Trust Co.	EUR	23,277,202	USD	29,044,711	28,170,158	874,553
01/09/15	Bank of New York Mellon (The)	GBP	15,514,848	USD	24,387,945	24,181,486	206,459
01/09/15	State Street Bank and Trust Co.	GBP	15,522,876	USD	24,407,084	24,193,998	213,086
01/09/15	Bank of New York Mellon (The)	ILS	39,068,164	USD	9,963,319	10,020,702	(57,383)
01/09/15	State Street Bank and Trust Co.	ILS	39,205,664	USD	9,991,249	10,055,970	(64,721)
Total open forward foreign currency contracts — Currency Risk							$3,383,237

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
ILS	– Israeli Shekel
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Growth and Income Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$1,749,103	$(57,383)	$1,691,720	$—	$—	$1,691,720
State Street Bank and Trust Co.	1,756,238	(64,721)	1,691,517	—	—	1,691,517
Total	$3,505,341	$(122,104)	$3,383,237	$—	$—	$3,383,237

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$57,383	$(57,383)	$—	$—	$—	$—
State Street Bank and Trust Co.	64,721	(64,721)	—		—	—
Total	$122,104	$(122,104)	$—	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$46,556,343	$30,004,789
Long-term capital gain	215,900,699	20,504,310
Total distributions	$262,457,042	$50,509,099

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$55,012,323
Undistributed long-term gain	238,762,375
Net unrealized appreciation — investments	406,934,784
Net unrealized appreciation (depreciation) — other investments	(49,415)
Temporary book/tax differences	(213,801)
Shares of beneficial interest	1,290,273,312
Total net assets	$1,990,719,578

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Growth and Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

On April 28, 2014, 308,207 of Series I and 17,107,924 of Series II shares valued at $8,195,231 and $453,531,068, respectively, were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, of which $7,845,151 consisted of cash, which resulted in a realized gain of $146,350,402 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $656,806,578 and $1,290,515,183, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$448,007,684
Aggregate unrealized (depreciation) of investment securities	(41,072,900)
Net unrealized appreciation of investment securities	$406,934,784

Cost of investments for tax purposes is $1,585,540,970.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and redemption-in-kind, on December 31, 2014, undistributed net investment income was decreased by $11,452, undistributed net realized gain was decreased by $145,990,666 and shares of beneficial interest was increased by $146,002,118. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	581,688	$15,339,280	732,389	$17,501,732
Series II	4,416,406	110,573,933	3,449,020	79,001,588

Issued as reinvestment of dividends:
Series I	878,063	21,521,338	150,517	3,668,090
Series II	9,846,167	240,935,704	1,925,237	46,841,009

Reacquired:
Series I	(1,513,399)	(39,952,357)	(1,364,259)	(32,284,047)
Series II	(30,433,883)	(790,306,045)	(13,466,001)	(319,172,872)
Net increase (decrease) in share activity	(16,224,958)	$(441,888,147)	(8,573,097)	$(204,444,500)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Growth and Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I(d)
Year ended 12/31/14	$26.29	$0.59	(f)	$2.02	$2.61	$(0.50)	$(3.25)	$(3.75)	$25.15	10.28%	$161,866	0.78	%(e)	0.83	%(e)	2.22	%(e)(f)	31%
Year ended 12/31/13	20.07	0.32		6.47	6.79	(0.36)	(0.21)	(0.57)	26.29	34.08	170,637	0.75		0.83		1.37		29
Year ended 12/31/12	17.77	0.33		2.27	2.60	(0.30)	—	(0.30)	20.07	14.63	139,947	0.66		0.84		1.72		31
Year ended 12/31/11	18.40	0.30		(0.70)	(0.40)	(0.23)	—	(0.23)	17.77	(2.01)	156,617	0.61		0.84		1.65		28
Year ended 12/31/10	16.37	0.24		1.81	2.05	(0.02)	—	(0.02)	18.40	12.51	154,488	0.61		0.74		1.42		30
Series II(d)
Year ended 12/31/14	26.23	0.52	(f)	2.01	2.53	(0.42)	(3.25)	(3.67)	25.09	9.96	1,828,854	1.03	(e)	1.08	(e)	1.97	(e)(f)	31
Year ended 12/31/13	20.03	0.26		6.46	6.72	(0.31)	(0.21)	(0.52)	26.23	33.77	2,335,747	1.00		1.08		1.12		29
Year ended 12/31/12	17.74	0.28		2.27	2.55	(0.26)	—	(0.26)	20.03	14.35	1,946,286	0.91		1.09		1.47		31
Year ended 12/31/11	18.37	0.25		(0.69)	(0.44)	(0.19)	—	(0.19)	17.74	(2.26)	1,724,830	0.86		1.09		1.40		28
Year ended 12/31/10	16.39	0.20		1.80	2.00	(0.02)	—	(0.02)	18.37	12.19	1,725,378	0.86		0.99		1.17		30

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	On June 1, 2010 the Class I and Class II shares of the Van Kampen Life Investment Trust Growth and Income Portfolio were reorganized into Series I and Series II shares, respectively of the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $164,037 and $1,985,382 for Series I and Series II shares, respectively.
(f)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.35 and 1.29%, $0.28 and 1.04%, for Series I and Series II shares, respectively.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,033.20	$4.00	$1,021.27	$3.97	0.78%
Series II	1,000.00	1,031.60	5.27	1,020.01	5.24	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$215,900,699
Corporate Dividends Received Deduction*	96.61%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees —(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2014
Invesco V.I. High Yield Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIHYI-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. High Yield Fund underperformed its style-specific index, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	1.73%
Series II Shares	1.59
Barclays U.S. Aggregate Index‚ (Broad Market Index)	5.97
Barclays U.S. Corporate High Yield 2% Issuer Cap Index‚ (Style-Specific Index)	2.46
Lipper VUF High Current Yield Bond Funds Classification Average■ (Peer Group)	1.59

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The high yield market produced positive results for the year, but increased volatility in the second half of the year tempered gains. High yield markets had a strong start to 2014, and over the first half of the year they outperformed most other fixed income asset classes. The US Federal Reserve (the Fed) policy remained accommodative, lengthening the credit cycle and extending the low interest rate environment. As the US economy continued along a slow growth path, the Fed reduced its asset purchase program throughout 2014, finally ending all purchases in October. Unusually cold winter weather in the first quarter of 2014 impacted consumer spending, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the

Portfolio Composition†
By credit quality, based on total investments*
BBB	0.8%
BB	48.5
B	39.7
CCC	9.6
Non-rated	1.4

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

year. During the summer, volatility picked up amid growing geopolitical concerns and shifting language from the Fed. Despite positive earnings trends and relatively low default rates, significant mutual fund redemptions put further technical pressure on bond valuations.

    Additional concerns included weakness in commodity prices, general economic weakness in Europe and slowing growth in China. As investors wrestled with evidence that the US economy appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities and high yield bonds. Energy is the largest sector in the high yield market, and it came under considerable pressure as oil prices dropped around the globe. However, in December the Fed indicated its intention to be patient before raising interest rates; this caused investor

Top 10 Issuers*

1.	T-Mobile USA, Inc.	2.1%
2.	First Data Corp.	1.5
3.	Valeant Pharmaceuticals International, Inc.	1.5
4.	Tenet Healthcare Corp.	1.5
5.	Sprint Corp.	1.4
6.	Intelsat Luxembourg S.A.	1.3
7.	TransDigm Inc.	1.2
8.	Wind Acquisition Finance S.A.	1.2
9.	Berry Plastics Corp.	1.1
10.	SBA Communications Corp.	1.1

Total Net Assets	$154.0 million
Total Number of Holdings*	302

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding U.S. Treasury Bills and money market fund holdings.

confidence to improve regarding the high yield market.

    The par-weighted high yield default rate increased to 2.96% in 2014, the highest level since 2009.1 The main cause for the increase was the widely anticipated default of TXU during the second quarter. This was the largest default in high yield history and had a significant impact on the 12-month default rate.1 Excluding TXU, the default rate was a more modest 1.63%, which is consistent with the default rate seen over the last few years.1

    New issuance had another impressive year in 2014, albeit not as impressive as the record-breaking 2013, which saw $399 billion of new issuance.1 However, even with a challenging macroeconomic backdrop, total new issuance for 2014 was $356 billion.1 Further, non-US-dollar- denominated high yield new issuance was a record $108 billion, shattering 2013’s record of $82 billion.1

    The US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific index, generated a positive return for the year ended December 31, 2014. Likewise, the Fund generated positive returns for the year; however, it underperformed its style-specific index. During the first half of the year, we were overweight in the energy sector, but we reduced our exposure to energy companies in August as we thought relative value targets had been achieved.

    The most significant contributor to the Fund’s performance versus its style-specific index was underweight exposure to the independent energy sector, one of the worst-performing sectors in the high yield market. Additionally, strong credit selection in the retailers, gaming, aerospace/defense and finance companies sectors contributed to relative performance. Further amplifying our relative returns were our overweight allocations to the other REITs (real estate investment trusts) and food and beverage sectors. Although oil field services was the poorest-performing sector in the market for the year, strong credit selection in the sector helped the Fund’s relative performance.

    The leading detractor from Fund performance was our positioning in the metals and mining sector, due to both an overweight allocation and credit selection. Similarly, the wirelines and banking sectors were detractors due to both credit selection and sector allocation. We were

Invesco V.I. High Yield Fund

underweight in these sectors, and they proved to be market outperformers. Additionally, issuer selection in the automotive and midstream sectors resulted in negative relative Fund performance. Finally, our underweight exposure to BB-rated securities throughout the year hurt our relative performance as the highest-rated tier of the high yield market outperformed, in part because of the higher duration feature of the securities in this tier.†

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-dollar-denominated debt. The use of currency forward contracts had a positive impact on the Fund’s performance relative to our style-specific index for the reporting period. This was due to the strengthening of the US dollar. We also used credit default swaps (CDX) to efficiently manage the portfolio and to take advantage of relative value opportunities. The use of CDX also had a small benefit to Fund performance.

    At the close of 2014, investors continued to watch the Fed for signs of when it might hike interest rates. Uncertainty around oil prices led to volatility, as the high yield market has heavy exposure to energy. The escalation we have seen in risk premiums associated with the decline in commodity prices, and the pressure that placed on the energy sector has created quite a bit of value in the overall market. Away from the energy space, the market continued to price in a default rate closer to 4%.1 This is considerably higher than most analyst forecasts which are in the 2.5% range.1 We believe default rates may rise in 2015, but we simply do not believe defaults will be as high as spreads would imply. Additionally, high yield securities have typically performed relatively well in rising rate environments. We believe the case for high yield is compelling: the long term fundamental background for the asset class remains constructive, there are very low default rates, and the asset class may provide a cushion against interest rate increases due to its relatively short duration and high average coupon.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1	Source: J.P. Morgan High Yield Monitor

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. High Yield Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. High Yield Fund. He joined

Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/1/98)	4.29%
10 Years	6.70
5 Years	7.90
1 Year	1.73

Series II Shares
Inception (3/26/02)	7.48%
10 Years	6.44
5 Years	7.69
1 Year	1.59

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax

Invesco V.I. High Yield Fund

exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, noninvestment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

    The Lipper VUF High Current Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Current Yield Bond Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–90.17%
Aerospace & Defense–2.61%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	$927,000	$1,010,430
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	766,000	806,215
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(b)	360,000	366,300
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
5.50%, 10/15/20	955,000	940,675
6.00%, 07/15/22	310,000	310,775
6.50%, 07/15/24	227,000	228,703
7.50%, 07/15/21	335,000	355,100
		4,018,198

Agricultural Products–0.33%
Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	513,000	507,870

Airlines–0.59%
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 12/01/20	770,000	795,025
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/19	113,174	114,872
		909,897

Alternative Carriers–1.83%
EarthLink Holdings Corp.,
Sr. Sec. Gtd. Global Notes, 7.38%, 06/01/20	285,000	289,275
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	654,000	652,365
Level 3 Communications Inc., Sr. Unsec. Notes, 5.75%, 12/01/22(b)	400,000	404,000
Level 3 Escrow II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/22(b)	915,000	924,150
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 01/15/21	526,000	547,040
		2,816,830

Apparel Retail–2.10%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	1,192,000	1,287,360
L Brands, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	160,000	173,400
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	80,000	90,100
7.00%, 05/01/20	150,000	170,813
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	1,285,000	1,318,731

	Principal Amount	Value
Apparel Retail–(continued)
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	$185,000	$196,331
		3,236,735

Apparel, Accessories & Luxury Goods–0.16%
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	244,000	252,540

Application Software–0.32%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	484,000	487,630

Auto Parts & Equipment–1.83%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	395,000	418,700
Dana Holding Corp., Sr. Unsec. Notes,
5.38%, 09/15/21	503,000	519,347
5.50%, 12/15/24	223,000	226,903
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 5.63%, 05/31/20(b)	220,000	222,750
Nexteer Automotive Group Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 5.88%, 11/15/21(b)	150,000	150,750
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	863,000	858,685
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	413,000	425,390
		2,822,525

Automobile Manufacturers–0.10%
General Motors Co., Sr. Unsec. Global Notes, 4.88%, 10/02/23	150,000	160,969

Automotive Retail–0.19%
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	291,000	295,365

Biotechnology–0.00%
Savient Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18(c)	120,000	0

Broadcasting–1.77%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	438,000	453,330
iHeartCommunications Inc.,
Sr. Sec. Gtd. Notes, 9.00%, 09/15/22(b)	317,000	312,245
Sr. Unsec. Global Notes, 10.00%, 01/15/18	704,000	607,200
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	388,000	389,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Broadcasting–(continued)
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	$945,000	$919,012
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	50,000	50,500
		2,731,742

Building Products–3.51%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	1,210,000	1,240,250
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	742,000	779,100
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	1,010,000	1,035,250
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	449,000	439,640
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	1,240,000	1,336,100
USG Corp., Sr. Unsec. Gtd. Notes,
5.88%, 11/01/21(b)	101,000	102,515
7.88%, 03/30/20(b)	445,000	479,487
		5,412,342

Cable & Satellite–3.80%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/21	662,000	668,620
5.25%, 09/30/22	410,000	412,050
CCOH Safari LLC, Sr. Unsec. Gtd. Notes, 5.50%, 12/01/22	710,000	721,538
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(b)	333,000	318,847
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	1,077,000	1,093,155
Sr. Unsec. Gtd. Notes, 5.88%, 11/15/24(b)	490,000	494,900
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	237,000	262,181
Numericable Group S.A. (France), Sr. Sec. Bonds, 6.00%, 05/15/22(b)	1,370,000	1,390,550
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Bonds, 5.00%, 01/15/25(b)	490,000	491,225
		5,853,066

Casinos & Gaming–1.19%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	2,000	2,065
Caesars Entertainment Resort Properties LLC,
Sec. Gtd. Notes, 11.00%, 10/01/21(b)	258,000	236,715
Sr. Sec. Gtd. Notes, 8.00%, 10/01/20(b)	125,000	122,500

	Principal Amount	Value
Casinos & Gaming–(continued)
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc., Sec. Gtd. Notes, 9.38%, 05/01/22(b)	$116,000	$101,790
MGM Resorts International,
Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	95,000	112,337
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	180,000	189,450
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/23	562,000	567,620
7.75%, 03/15/22	450,000	501,750
		1,834,227

Coal & Consumable Fuels–0.81%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/22(b)	1,195,000	1,120,313
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	138,000	121,440
		1,241,753

Commercial Printing–0.16%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(b)	241,000	241,603

Communications Equipment–1.04%
Avaya Inc.,
Sec. Gtd. Notes, 10.50%, 03/01/21(b)	175,000	149,625
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	955,000	939,481
9.00%, 04/01/19(b)	498,000	512,940
		1,602,046

Computer & Electronics Retail–0.29%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	505,000	440,613

Construction & Engineering–1.25%
AECOM Technology Corp., Sr. Unsec. Gtd. Notes,
5.75%, 10/15/22(b)	780,000	809,072
5.88%, 10/15/24(b)	341,000	352,280
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	730,000	770,150
		1,931,502

Construction Machinery & Heavy Trucks–3.40%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	782,000	821,100
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	1,075,000	1,120,687
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/24	589,000	603,725
6.75%, 06/15/21	377,000	392,080
Navistar International Corp.,
Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	660,000	650,100
Sr. Unsec. Sub. Conv. Notes, 4.75%, 04/15/19(b)	280,000	269,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Construction Machinery & Heavy Trucks–(continued)
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	$858,000	$877,305
Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	564,000	500,550
		5,234,697

Construction Materials–1.41%
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	375,000	376,172
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.88%, 03/25/19(b)	830,000	845,562
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	120,000	123,300
US Concrete, Inc., Sr. Sec. Gtd. Global Notes, 8.50%, 12/01/18	783,000	822,150
		2,167,184

Consumer Finance–0.22%
Ally Financial Inc.,
Sr. Unsec. Global Notes, 5.13%, 09/30/24	176,000	180,400
Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	140,000	164,850
		345,250

Data Processing & Outsourced Services–1.94%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	655,000	689,387
First Data Corp.,
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	286,000	339,625
Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	1,698,000	1,965,435
		2,994,447

Distillers & Vintners–0.28%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 9.00%, 04/30/18(d)	243,474	206,953
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/24	225,000	227,812
		434,765

Diversified Banks–0.14%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	195,000	212,961

Diversified Metals & Mining–1.14%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.00%, 04/01/17(b)	365,000	350,856
6.88%, 04/01/22(b)	625,000	524,219
HudBay Minerals, Inc. (Canada),
Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	501,000	490,980
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	210,000	204,750

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Imperial Metals Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	$200,000	$185,500
		1,756,305

Electric Utilities–0.00%
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(c)	275,000	0

Electronics & Electrical–0.36%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	523,000	547,843

Environmental & Facilities Services–0.18%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	271,000	272,355

Food Retail–0.94%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec. Notes, 6.00%, 04/01/22(b)	1,411,000	1,449,803

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global PIK Notes, 8.00%, 01/30/20(e)(f)	5,751	5,009
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)(c)(f)	40,000	200
		5,209

Gas Utilities–1.10%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes,
6.50%, 05/01/21	785,000	773,225
6.75%, 01/15/22	127,000	125,730
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	813,000	788,610
		1,687,565

Gold–0.74%
New Gold Inc. (Canada), Sr. Unsec. Notes, 6.25%, 11/15/22(b)	1,158,000	1,140,630

Health Care Equipment–0.20%
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	360,000	310,500

Health Care Facilities–3.99%
Community Health Systems, Inc.,
Sr. Sec. Gtd. Global Notes, 5.13%, 08/01/21	540,000	565,650
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/22	982,202	1,046,045
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	859,000	921,278
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	801,000	881,100
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/22	334,000	382,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Health Care Facilities–(continued)
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 12/01/21	$113,000	$116,390
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	395,000	426,600
Sr. Unsec. Global Notes, 6.75%, 02/01/20	360,000	378,900
8.13%, 04/01/22	1,271,000	1,429,875
		6,148,268

Health Care Services–0.88%
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	1,001,000	1,036,035
Omnicare Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/01/24	305,000	313,769
		1,349,804

Home Improvement Retail–0.79%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	1,260,000	1,215,900

Homebuilding–2.31%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	1,502,000	1,425,022
AV Homes, Inc., Sr. Unsec. Notes, 8.50%, 07/01/19(b)	270,000	261,225
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	360,000	363,600
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	92,000	95,450
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	400,000	380,000
8.00%, 11/01/19(b)	255,000	245,437
KB Home, Sr. Unsec. Gtd. Notes,
7.00%, 12/15/21	181,000	191,408
7.50%, 09/15/22	105,000	112,088
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	483,000	475,755
		3,549,985

Hotels, Resorts & Cruise Lines–0.25%
NCL Corp. Ltd., Sr. Unsec. Notes, 5.25%, 11/15/19(b)	380,000	384,750

Household Products–1.32%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	857,000	881,639
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	1,118,000	1,152,937
		2,034,576

Independent Power Producers & Energy Traders–1.38%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	754,000	863,330
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23	796,000	809,930

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 07/15/22	$298,000	$306,195
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	139,854	153,315
		2,132,770

Industrial Conglomerates–0.63%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes,
7.50%, 02/15/19(b)	370,000	366,300
7.50%, 02/15/19(b)	607,000	600,930
		967,230

Industrial Machinery–0.56%
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 09/15/22(b)	79,000	79,691
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	764,000	787,875
		867,566

Integrated Oil & Gas–0.71%
California Resources Corp., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/21(b)	1,264,000	1,087,040

Integrated Telecommunication Services–0.38%
CenturyLink, Inc., Series V, Sr. Unsec. Global Notes, 5.63%, 04/01/20	340,000	355,851
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/24(b)	232,000	235,454
		591,305

Internet Software & Services–0.71%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	860,000	922,350
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22	165,000	165,825
		1,088,175

Leisure Facilities–0.04%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	64,000	65,440

Marine–0.59%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	928,000	914,080

Metal & Glass Containers–1.70%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	372,000	384,555
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	1,693,000	1,731,093
Owens-Brockway Glass Container Inc., Sr. Unsec. Notes, 5.00%, 01/15/22(b)	200,000	204,281
Signode Industrial Group Lux S.A./Signode Industrial Group U.S. Inc., Sr. Unsec. Notes, 6.38%, 05/01/22(b)	304,000	294,880
		2,614,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Movies & Entertainment–0.62%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	$235,000	$240,288
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	375,000	388,125
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	331,000	326,035
		954,448

Oil & Gas Drilling–0.27%
Pioneer Energy Services Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/15/22	574,000	419,020

Oil & Gas Equipment & Services–0.96%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	443,000	440,785
Exterran Partners L.P./EXLP Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	745,000	670,500
Sr. Unsec. Gtd. Notes, 6.00%, 10/01/22(b)	288,000	252,000
Hiland Partners L.P./Hiland Partners Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 05/15/22(b)	143,000	122,265
		1,485,550

Oil & Gas Exploration & Production–4.64%
Antero Resources Corp., Sr. Unsec. Gtd. Notes, 5.13%, 12/01/22(b)	650,000	617,500
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/21	416,000	404,560
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	781,000	599,417
Carrizo Oil & Gas Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	218,000	210,370
Cimarex Energy Co., Sr. Unsec. Gtd. Notes,
4.38%, 06/01/24	440,000	425,700
5.88%, 05/01/22	286,000	300,300
Concho Resources Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/22	114,000	115,140
5.50%, 04/01/23	550,000	555,500
Sr. Unsec. Gtd. Notes, 6.50%, 01/15/22	114,000	120,270
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	1,225,000	1,127,000
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	219,000	187,245
Newfield Exploration Co., Sr. Unsec. Sub. Notes, 6.88%, 02/01/20	318,000	326,745
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/23	215,000	201,025
Sr. Unsec. Notes, 5.38%, 10/01/22	226,000	214,135
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	298,000	300,980

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Rosetta Resources, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	$232,000	$212,860
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	487,000	446,822
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/22(b)	526,000	494,440
SM Energy Co.,
Sr. Unsec. Global Notes, 6.50%, 01/01/23	111,000	107,670
Sr. Unsec. Notes, 6.13%, 11/15/22(b)	183,000	173,393
		7,141,072

Oil & Gas Refining & Marketing–0.57%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/15/21(b)	986,000	882,470

Oil & Gas Storage & Transportation–1.83%
Access Midstream Partners L.P./ACMP Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	443,000	454,075
Sr. Unsec. Gtd. Notes, 4.88%, 03/15/24	178,000	182,450
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	90,000	86,625
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	122,000	137,250
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	413,000	421,260
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	316,000	313,630
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 03/01/22	95,000	93,813
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	316,000	357,080
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	214,000	198,057
Tesoro Logistics L.P./Tesoro Logistics Finance Corp.,
Sr. Unsec. Gtd. Global Notes,
5.88%, 10/01/20	506,000	511,060
Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22(b)	62,000	63,240
		2,818,540

Packaged Foods & Meats–4.04%
Bertin S.A./Bertin Finance Ltd. (Brazil), Sr. Unsec. Gtd. Bonds, 10.25%, 10/05/16(b)	200,000	221,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Chiquita Brands International Inc., Sr. Unsec. Conv. Notes, 4.25%, 08/15/16	$1,202,000	$1,207,259
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	1,505,000	1,553,912
JBS Investments GmbH (Brazil),
Sr. Unsec. Gtd. Notes, 7.25%, 04/03/24(b)	900,000	895,500
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/24(b)	200,000	197,000
JBS S.A. (Brazil),
Sr. Unsec. Notes, 10.50%, 08/04/16Cost $332,440(b)	300,000	330,000
REGS, Sr. Unsec. Gtd. Euro Notes, 10.50%, 08/04/16(b)	300,000	327,090
Marfrig Holding Europe B.V. (Brazil), Sr. Unsec. Gtd. Notes, 6.88%, 06/24/19(b)	204,000	192,780
Post Holdings Inc.,
Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	427,000	431,270
Sr. Unsec. Gtd. Notes, 6.75%, 12/01/21(b)	114,000	112,005
Smithfield Foods Inc., Sr. Unsec. Notes,
5.88%, 08/01/21(b)	100,000	102,750
6.63%, 08/15/22	331,000	350,032
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	293,000	302,523
		6,223,121

Paper Packaging–0.68%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes,
4.75%, 04/15/21	27,000	27,338
4.88%, 11/15/22	1,009,000	1,015,306
		1,042,644

Paper Products–0.69%
Mercer International Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/19(b)	301,000	305,139
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	735,000	751,537
		1,056,676

Personal Products–0.68%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	1,053,000	1,054,316

Pharmaceuticals–1.70%
Salix Pharmaceuticals Ltd., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/21(b)	340,000	349,350
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes,
5.63%, 12/01/21(b)	1,456,000	1,479,660
6.38%, 10/15/20(b)	315,000	330,750
6.75%, 08/15/21(b)	273,000	286,650
7.25%, 07/15/22(b)	116,000	124,120
7.50%, 07/15/21(b)	45,000	48,937
		2,619,467

	Principal Amount	Value
Real Estate Services–0.19%
Kennedy-Wilson Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/24	$288,000	$290,160

Regional Banks–0.54%
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	750,000	838,125

Security & Alarm Services–0.20%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	292,000	302,220

Semiconductor Equipment–1.14%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	1,299,000	1,263,278
Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	488,000	497,760
		1,761,038

Semiconductors–1.03%
Micron Technology, Inc., Sr. Unsec. Notes,
5.50%, 02/01/25(b)	400,000	408,000
5.88%, 02/15/22(b)	613,000	649,780
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	500,000	527,500
		1,585,280

Specialized Finance–3.77%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Notes, 5.00%, 10/01/21(b)	345,000	360,956
Aircastle Ltd.,
Sr. Unsec. Global Notes, 7.63%, 04/15/20	584,000	651,160
Sr. Unsec. Notes, 5.13%, 03/15/21	555,000	559,162
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/22	586,000	600,650
5.00%, 08/01/23	680,000	698,700
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/20	621,000	630,315
International Lease Finance Corp.,
Sr. Unsec. Global Notes, 5.88%, 08/15/22	850,000	928,625
Sr. Unsec. Notes, 8.25%, 12/15/20	585,000	713,700
MSCI Inc., Sr. Unsec. Gtd. Notes., 5.25%, 11/15/24(b)	640,000	667,200
		5,810,468

Specialized REIT’s–0.71%
Crown Castle International Corp.,
Sr. Unsec. Global Notes, 5.25%, 01/15/23	590,000	603,275
Sr. Unsec. Notes, 4.88%, 04/15/22	483,000	490,245
		1,093,520

Specialty Chemicals–0.20%
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	300,000	301,875

Specialty Stores–1.03%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	1,524,000	1,541,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Specialty Stores–(continued)
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	$39,000	$41,145
		1,582,290

Steel–2.74%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 10/01/21	484,000	447,700
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
6.00%, 03/01/21	725,000	754,000
6.75%, 02/25/22	595,000	634,270
Magnetation LLC/Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	1,003,000	697,085
Steel Dynamics, Inc., Sr. Unsec. Gtd. Notes,
5.13%, 10/01/21(b)	121,000	123,722
5.50%, 10/01/24(b)	243,000	247,860
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes,
7.38%, 02/01/20(b)	520,000	542,750
7.38%, 02/01/20(b)	733,000	765,069
		4,212,456

Trading Companies & Distributors–0.46%
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	670,000	708,525

Wireless Telecommunication Services–9.31%
Altice S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 7.75%, 05/15/22(b)	1,010,000	1,013,787
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)	400,000	392,000
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	600,000	570,000
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds,
7.75%, 06/01/21	1,225,000	1,234,187
8.13%, 06/01/23	725,000	743,125
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(b)	1,735,000	1,687,287
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	705,000	623,925
Sprint Communications Inc., Sr. Unsec. Global Notes,
6.00%, 11/15/22	591,000	548,153
11.50%, 11/15/21	150,000	183,375
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/21	1,375,000	1,375,000
7.88%, 09/15/23	865,000	858,513

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Notes, 6.63%, 04/01/23		$1,796,000	$1,845,390
Sr. Unsec. Gtd. Notes, 6.38%, 03/01/25		1,132,000	1,157,470
6.84%, 04/28/23		287,000	298,121
Wind Acquisition Finance S.A. (Italy),
Sr. Sec. Gtd. Notes, 4.75%, 07/15/20(b)		350,000	333,813
Sr. Unsec. Gtd. Notes, 7.38%, 04/23/21(b)		1,345,000	1,268,503
REGS, Sr. Sec. Gtd. Euro Notes, 6.50%, 04/30/20(b)		200,000	205,250
			14,337,899
Total U.S. Dollar Denominated Bonds and Notes (Cost $148,356,063)			138,889,845

Non-U.S. Dollar Denominated Bonds & Notes–4.02%(g)
Asset Management & Custody Banks–0.19%
Alize Finco PLC (United Kingdom), Sr. Sec. Gtd. Bonds, 6.25%, 12/01/21(b)	EUR	250,000	290,575

Auto Parts & Equipment–0.28%
Autodis S.A. (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(b)	EUR	360,000	437,814

Cable & Satellite–0.11%
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 6.00%, 04/15/21(b)	GBP	107,000	176,371

Casinos & Gaming–0.31%
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	198,000	324,066
William Hill PLC (United Kingdom), Sr. Unsec. Gtd. Euro Notes, 4.25%, 06/05/20	GBP	100,000	151,973
			476,039

Construction Materials–0.41%
Grupo Isolux Corsan Finance B.V. (Spain), Sr. Unsec. Gtd. Bonds, 6.63%, 04/15/21(b)	EUR	300,000	316,889
Manutencoop Facility Management SpA (Italy),
Sr. Sec. Gtd. Notes, 8.50%, 08/01/20(b)	EUR	200,000	205,717
REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(b)	EUR	100,000	102,859
			625,465

Environmental & Facilities Services–0.24%
Waste Italia SpA (Italy), Sr. Sec. Gtd. Bonds, 10.50%, 11/15/19(b)	EUR	325,000	363,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value
Food Distributors–0.26%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	250,000	$399,440

Hotels, Resorts & Cruise Lines–0.29%
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	200,000	323,820
TUI AG (Germany), Sr. Unsec. Notes, 4.50%, 10/01/19(b)	EUR	100,000	127,787
			451,607

Internet Software & Services–0.24%
United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/20(b)	EUR	280,000	362,207

Movies & Entertainment–0.51%
Odeon & UCI Finco PLC (United Kingdom),
Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	110,000	160,312
REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	430,000	626,676
			786,988

Other Diversified Financial Services–0.79%
AG Spring Finance II Ltd. (Spain), Sr. Sec. Notes, 9.50%, 06/01/19(b)	EUR	120,000	110,216
Boats Investments Netherlands B.V. (Netherlands), REGS -Series 97, Sr. Sec. PIK Medium-Term Mortgage Euro Notes, 11.00%, 03/31/17(b)(e)	EUR	112,793	39,070
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	115,000	195,824
Financiere Gaillon 8 SAS (France), Sr. Sec. Notes, 7.00%, 09/30/19(b)	EUR	280,000	330,493
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	320,000	540,557
			1,216,160

Personal Products–0.08%
Ontex Group N.V. (Belgium), Sr. Sec. Gtd. Notes, 4.75%, 11/15/21	EUR	100,000	127,363

Publishing–0.10%
Johnston Press Bond PLC (United Kingdom), Sr. Sec. Gtd. Notes, 8.63%, 06/01/19(b)	GBP	100,000	149,051

Specialized Finance–0.21%
HSS Financing PLC (United Kingdom),
Sr. Sec. Gtd. Notes, 6.75%, 08/01/19(b)	GBP	100,000	161,715
REGS, Sr. Sec. Gtd. Euro Notes, 6.75%, 08/01/19(b)	GBP	100,000	161,715
			323,430
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,865,708)			6,186,296

	Shares	Value
Common Stocks & Other Equity Interests–0.91%
Automobile Manufacturers–0.52%
General Motors Co.(h)	14,474	$505,287
General Motors Co.–Wts. expiring 07/10/16(h)(i)	6,025	152,192
General Motors Co.–Wts. expiring 07/10/19(h)(i)	6,025	103,208
Motors Liquidation Co. GUC Trust	1,538	29,607
		790,294

Broadcasting–0.00%
Adelphia Communications Corp.(j)	3,280	2,526
Adelphia Recovery Trust–Series ACC-1(j)	318,570	764
Adelphia Recovery Trust–Series Arahova(j)	109,170	1,092
		4,382

Construction Materials–0.17%
U.S. Concrete, Inc.(i)	9,253	263,248

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(f)(i)	6,205	1,241

Integrated Telecommunication Services–0.14%
Hawaiian Telcom Holdco Inc.–Wts. expiring 10/28/15(k)	1,527	21,042
Largo Ltd. (Luxembourg)–Class A(i)	17,563	19,765
Largo Ltd. (Luxembourg)–Class B(i)	158,069	177,890
		218,697

Paper Products–0.07%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $245,385)(b)(l)	1,140	102,600

Semiconductors–0.01%
Magnachip Semiconductor Corp. (South Korea)(i)	1,372	17,822
Total Common Stocks & Other Equity Interests (Cost $2,624,809)		1,398,284

	Principal Amount
Variable Rate Senior Loan Interests–0.51%(m)
Diversified Support Services–0.38%
Laureate Education, Inc., Sr. Sec. Gtd. Term Loan, 5.00%, 06/16/18	$606,941	580,639

Health Care Facilities–0.13%
Acadia Healthcare Co., Inc., Sr. Unsec. Term Loan, —%, 10/30/15(n)	205,000	205,000
Total Variable Rate Senior Loan Interests (Cost $792,833)		785,639

U.S. Treasury Bills–0.21%(o)(p)
0.06%, 08/20/15	20,000	19,981
0.07%, 08/20/15	125,000	124,880
0.08%, 08/20/15	90,000	89,914
0.09%, 08/20/15	100,000	99,904
Total U.S. Treasury Bills (Cost $334,833)		334,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Shares	Value
Money Market Funds–3.63%
Liquid Assets Portfolio–Institutional Class(q)	2,794,315	$2,794,315
Premier Portfolio–Institutional Class(q)	2,794,314	2,794,314
Total Money Market Funds (Cost $5,588,629)		5,588,629
TOTAL INVESTMENTS–99.45% (Cost $164,562,875)		153,183,372
OTHER ASSETS LESS LIABILITIES–0.55%		845,231
NET ASSETS–100.00%		$154,028,603

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $64,212,625, which represented 41.69% of the Trust’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2014 was $200, which represented less than 1% of the Fund’s Net Assets.
(d)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Boats Investments Netherlands B.V., REGS–Series 97, Sr. Sec. PIK Medium-Term Mortgage Euro Notes	0.00%	11.00%
Emerald Plantation Holdings Ltd., Sr. Sec. Gtd. Global PIK Notes	6.00	8.00

(f)	Acquired as part of the Sino-Forest Corp. reorganization.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Acquired as part of the General Motors reorganization.
(i)	Non-income producing security.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	Non-income producing security acquired as part of the Hawaiian Telcom bankruptcy reorganization.
(l)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(m)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(n)	This variable rate interest will settle after December 31, 2014, at which time the interest rate will be determined. The senior loan commitment cannot fund until settlement.
(o)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p)	All or a portion of the value was pledged as collateral to cover margin requirements for swap agreements. See Note 1M and Note 4.
(q)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $158,974,246)	$147,594,743
Investments in affiliated money market funds, at value and cost	5,588,629
Total investments, at value (Cost $164,562,875)	153,183,372
Cash	7,577
Receivable for:
Investments sold	1,455,000
Variation margin — centrally cleared swap agreements	2,330
Fund shares sold	78,151
Dividends and interest	2,504,169
Investment for trustee deferred compensation and retirement plans	82,049
Unrealized appreciation on forward foreign currency contracts	91,653
Total assets	157,404,301

Liabilities:
Payable for:
Investments purchased	3,094,143
Fund shares reacquired	32,561
Amount due custodian — foreign (Cost $134)	133
Accrued fees to affiliates	126,080
Accrued trustees’ and officers’ fees and benefits	490
Accrued other operating expenses	36,472
Trustee deferred compensation and retirement plans	85,819
Total liabilities	3,375,698
Net assets applicable to shares outstanding	$154,028,603

Net assets consist of:
Shares of beneficial interest	$165,204,148
Undistributed net investment income	7,223,759
Undistributed net realized gain (loss)	(7,076,345)
Net unrealized appreciation (depreciation)	(11,322,959)
$154,028,603

Net Assets:
Series I	$94,345,208
Series II	$59,683,395

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	17,061,342
Series II	10,855,451
Series I:
Net asset value per share	$5.53
Series II:
Net asset value per share	$5.50

Investment income:
Interest	$9,198,813
Dividends (net of foreign withholding taxes of $21)	79,415
Dividends from affiliated money market funds	2,003
Total investment income	9,280,231

Expenses:
Advisory fees	961,248
Administrative services fees	390,523
Custodian fees	22,078
Distribution fees — Series II	135,302
Transfer agent fees	25,936
Trustees’ and officers’ fees and benefits	24,784
Other	90,004
Total expenses	1,649,875
Less: Fees waived	(94,203)
Net expenses	1,555,672
Net investment income	7,724,559

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,823,560
Foreign currencies	(71,556)
Forward foreign currency contracts	643,679
Swap agreements	138,329
2,534,012
Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,300,313)
Foreign currencies	(3,710)
Forward foreign currency contracts	169,401
Swap agreements	(92,632)
(8,227,254)
Net realized and unrealized gain (loss)	(5,693,242)
Net increase in net assets resulting from operations	$2,031,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$7,724,559	$7,439,662
Net realized gain	2,534,012	2,772,367
Change in net unrealized appreciation (depreciation)	(8,227,254)	(1,942,674)
Net increase in net assets resulting from operations	2,031,317	8,269,355

Distributions to shareholders from net investment income:
Series I	(4,795,964)	(4,719,053)
Series ll	(2,707,280)	(2,040,917)
Total distributions from net investment income	(7,503,244)	(6,759,970)

Share transactions–net:
Series l	(946,144)	3,352,924
Series ll	17,576,271	23,475,224
Net increase in net assets resulting from share transactions	16,630,127	26,828,148
Net increase in net assets	11,158,200	28,337,533

Net assets:
Beginning of year	142,870,403	114,532,870
End of year (includes undistributed net investment income of $7,223,759 and $6,921,357, respectively)	$154,028,603	$142,870,403

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. High Yield Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. High Yield Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and

Invesco V.I. High Yield Fund

termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes,

Invesco V.I. High Yield Fund

bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Other Risks — The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.625%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective May 1, 2014, the Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. Prior to May 1, 2014, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $94,203.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $340,523 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. High Yield Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$6,682,276	$304,637	$0	$6,986,913
Corporate Debt Securities	—	139,675,484	0	139,675,484
Foreign Debt Securities	—	6,186,296	—	6,186,296
Treasury Securities	—	334,679	—	334,679
	6,682,276	146,501,096	0	153,183,372
Forward Foreign Currency Contracts*	—	91,653	—	91,653
Swap Agreements*	—	(30,237)	—	(30,237)
Total Investments	$6,682,276	$146,562,512	$0	$153,244,788

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(30,237)
Currency risk:
Forward foreign currency contracts(b)	100,906	(9,253)
Total	$100,906	$(39,490)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain:
Credit risk	$—	$138,329
Currency risk	643,679	—
Change in Unrealized Appreciation (Depreciation):
Credit risk	—	(92,632)
Currency risk	169,401	—
Total	$813,080	$45,697

Invesco V.I. High Yield Fund

The table below summarizes the twelve month average notional value of forward foreign currency contracts and the ten month average notional value of swap agreements during the period.

	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$13,910,974	$2,415,022

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/13/15	Citigroup Global Markets Inc.	EUR	2,959,737	USD	3,666,582	$3,583,798	$82,784
03/13/15	Goldman Sachs International	GBP	2,288,592	USD	3,583,397	3,565,275	18,122
03/13/15	Citigroup Global Markets Inc.	USD	576,864	EUR	470,340	569,511	(7,353)
03/13/15	Goldman Sachs International	USD	200,815	GBP	127,686	198,915	(1,900)
Total Forward Foreign Currency Contracts — Currency Risk							$91,653

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America, High Yield Index	Sell	5.00%	06/20/19	3.26%	$3,967,686	$296,058	$(30,237)

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of December 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Citigroup Global Markets Inc.(a)	$82,784	$(7,353)	$75,431	$—	$—	$75,431
Credit Suisse Securities (USA) LLC(b)	296,058	(30,237)	265,821	—	—	265,821
Goldman Sachs International(a)	18,122	(1,900)	16,222	—	—	16,222
Total	$396,964	$(39,490)	$357,474	$—	$—	$357,474

Invesco V.I. High Yield Fund

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in Statement of Assets & Liabilities	Collateral Pledged		Net Amount
Counterparty				Financial Instruments	Cash
Citigroup Global Markets Inc.(a)	$7,353	$(7,353)	$—	$—	$—	$—
Credit Suisse Securities (USA) LLC(b)	30,237	(30,237)	—	—	—	—
Goldman Sachs International(a)	1,900	(1,900)	—	—	—	—
Total	$39,490	$(39,490)	$—	$—	$—	$—

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — centrally cleared Counterparty. Includes upfront payments and cumulative appreciation (depreciation). Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities purchases of $4,589,818.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$7,503,244	$6,759,970

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$7,300,462
Net unrealized appreciation (depreciation) — investments	(11,552,344)
Net unrealized appreciation (depreciation) — other investments	(35,110)
Temporary book/tax differences	(76,703)
Capital loss carryforward	(6,811,850)
Shares of beneficial interest	165,204,148
Total net assets	$154,028,603

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. High Yield Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $3,593,915 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$2,969,048	$—	$2,969,048
December 31, 2017	3,028,860	—	3,028,860
Not subject to expiration	533,294	280,648	813,942
	$6,531,202	$280,648	$6,811,850

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $169,152,928 and $153,116,462, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,743,143
Aggregate unrealized (depreciation) of investment securities	(13,295,487)
Net unrealized appreciation (depreciation) of investment securities	$(11,552,344)

Cost of investments for tax purposes is $164,735,716.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, foreign currency transactions and swap income, on December 31, 2014, undistributed net investment income was increased by $81,087, undistributed net realized gain (loss) was decreased by $20,467 and shares of beneficial interest was decreased by $60,620. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. High Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	8,876,121	$51,313,881	6,224,196	$35,375,283
Series II	4,956,536	28,473,807	2,847,094	16,256,247

Issued as reinvestment of dividends:
Series I	856,422	4,795,964	858,009	4,719,053
Series II	486,047	2,707,280	372,430	2,040,917

Issued in connection with acquisitions(b)
Series I	—	—	2,383,944	13,917,969
Series II	—	—	2,020,980	11,783,481

Reacquired:
Series I	(9,955,032)	(57,055,989)	(8,855,490)	(50,659,381)
Series II	(2,419,660)	(13,604,816)	(1,164,125)	(6,605,421)
Net increase in share activity	2,800,434	$16,630,127	4,687,038	$26,828,148

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on April 29, 2013, the Fund acquired all the net assets of Invesco V.I. High Yield Securities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on December 6, 2012 and by the shareholders of the Target Fund on March 28, 2013. The acquisition was accomplished by a tax-free exchange of 4,404,924 shares of the Fund for 23,160,520 shares outstanding of the Target Fund as of the close of business on April 26, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 26, 2013. The Target Fund’s net assets as of the close of business on April 26, 2013 of $25,701,450, including $(5,548,317) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $116,562,405 and $142,263,855 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2013 assuming the reorganization had been completed on January 1, 2013, the beginning of the annual reporting period are as follows:

Net investment income	$7,875,193
Net realized/unrealized gains	1,314,954
Change in net assets resulting from operations	9,190,147

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since April 30, 2013.

NOTE 12—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended December 31, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Bank of America, N.A.	$205,000	$205,000
Citibank, N.A.	606,941	580,639
Total	$811,941	$785,639

Invesco V.I. High Yield Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$5.70	$0.29	$(0.19)	$0.10	$(0.27)	$5.53	1.73%	$94,345	0.92	%(d)	0.98	%(d)	5.11	%(d)	103%
Year ended 12/31/13	5.61	0.33	0.05	0.38	(0.29)	5.70	7.01	98,455	0.81		1.03		5.79		74
Year ended 12/31/12	5.04	0.33	0.53	0.86	(0.29)	5.61	17.17	93,529	0.79		1.04		6.10		58
Year ended 12/31/11	5.35	0.35	(0.29)	0.06	(0.37)	5.04	0.96	106,557	0.83		1.06		6.84		71
Year ended 12/31/10	5.22	0.43	0.26	0.69	(0.56)	5.35	13.57	55,803	0.95		1.17		8.04		102
Series II
Year ended 12/31/14	5.67	0.28	(0.19)	0.09	(0.26)	5.50	1.59	59,683	1.17	(d)	1.23	(d)	4.86	(d)	103
Year ended 12/31/13	5.59	0.32	0.05	0.37	(0.29)	5.67	6.76	44,416	1.06		1.28		5.54		74
Year ended 12/31/12	5.03	0.32	0.52	0.84	(0.28)	5.59	16.96	21,004	1.04		1.29		5.85		58
Year ended 12/31/11	5.35	0.33	(0.29)	0.04	(0.36)	5.03	0.61	5,363	1.08		1.31		6.59		71
Year ended 12/31/10	5.22	0.42	0.26	0.68	(0.55)	5.35	13.27	497	1.20		1.42		7.79		102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $32,385,318 and sold of $10,521,731 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. High Yield Securities Fund into the Fund. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $30,901,742 and sold of $8,109,618 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. High Yield Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $99,679 and $54,121 for Series I and Series II shares, respectively.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and

Shareholders of Invesco V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$966.40	$4.86	$1,020.27	$4.99	0.98%
Series II	1,000.00	966.40	6.10	1,019.00	6.26	1.23

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	1.89%
U.S. Treasury Obligations*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIGR-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. International Growth Fund delivered modest gains, but outperformed its style-specific benchmark, the Custom International Growth Index. Stock selection decisions in the health care and information technology (IT) sectors were key drivers of Fund outperformance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	0.33%
Series II Shares	0.09
MSCI EAFE Index‚ (Broad Market Index)	-4.90
Custom International Growth Index■ (Style-Specific Index)	-2.65
Lipper VUF International Large-Cap Growth Funds Index¿ (Peer Group Index)*	-5.24

Source(s): ‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

*	During the reporting period, Lipper eliminated the Lipper VUF International Growth Funds Index, the former peer group index for the Fund, and replaced it with the Lipper VUF International Large-Cap Growth Funds Index.

Market conditions and your Fund

While 2014 began on an optimistic note, global equity markets pulled back at various points during the year in reaction to economic and geopolitical concerns. In the US, concerns centered around the potential negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014; it ended all purchases in October. Global equity markets also declined in response to an Argentine sovereign bond default, eurozone banking concerns and geopolitical tensions in Ukraine and the Middle East, which weakened the outlook for global economic growth.

Advanced economies such as the UK and US saw an economic rebound that, while modest, was stronger than in Europe, where a nascent recovery stalled. While a more supportive monetary policy in the eurozone failed to ignite dramatic economic recovery, it briefly boosted European equity prices despite having little effect on corporate earnings. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus.

    Equity market performance in emerging markets was mixed. In Russia, markets declined significantly as a result of a sharp drop in the price of energy, recession concerns and a sharp decline in the value of the ruble. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while equity markets in other Asian countries, including India, Indonesia and the Philippines, experienced gains.

    In this environment, we continued to construct the Fund’s portfolio with a bottom-up approach, selecting stocks on an individual basis. The Fund outperformed its style-specific benchmark in seven of 10 sectors, significantly outperforming in the health care and IT sectors.

    Stock selection decisions in the health care sector led relative performance during the year. Shire, an Ireland-based global specialty biopharmaceutical company, was one of the Fund’s top performers. Shire’s stock price rose over 50%

during the year as it was subject to a takeover bid by US drugmaker AbbVie (not a Fund holding). Teva Pharmaceutical, an Israel-based healthcare company engaged in the manufacture and sale of generics, branded and over-the-counter pharmaceuticals, was a top contributor in the sector as well. The departure of the company’s chief executive officer led to the board accelerating restructuring costs ahead of expectations. In addition, approval of a new formulation of Copax-one (used to treat multiple sclerosis) helped alleviate concerns of a generic threat. Late in 2014, the company also benefited from third quarter earnings that were well above estimates.

    The Fund’s IT holdings delivered strong gains as well, meaningfully outperforming the style-specific index in the IT sector. Semiconductor and Internet software stocks showed particular strength. Avago Technologies, a Singapore-based semiconductor company, was the Fund’s strongest performer. In August 2014, the company reported earnings and forward guidance that were significantly better than consensus expectations. Also, the market was pleasantly surprised by the speed and integration of the company’s acquisition of LSI (not a Fund holding). In addition, Avago’s stock price rallied in anticipation of greater-than- expected content in the latest iPhones.

    Stock selection decisions and underweight positions in the weak industrials and materials sectors also contributed to Fund performance versus the style-specific index, which posted negative returns in the sectors for the reporting period. Taiwan Semiconductor also contributed to relative performance during the reporting period.

    Geographically, stock selection in Europe, Asia/Pacific, Africa/Middle East and Latin America contributed to relative outperformance versus the style-specific

Portfolio Composition
By sector
Consumer Discretionary	23.7%
Financials	17.5
Information Technology	15.1
Industrials	10.2
Health Care	9.0
Consumer Staples	8.6
Energy	5.2
Materials	3.1
Utilities	0.7
Money Market Funds Plus Other Assets Less Liabilities	6.9

Top 10 Equity Holdings*

1. Sky PLC	2.5%
2. Teva Pharmaceutical Industries Ltd.-ADR	2.3
3. WPP PLC	2.2
4. Reed Elsevier PLC	2.2
5. Avago Technologies Ltd.	2.1
6. British American Tobacco PLC	2.1
7. SAP S.E.	2.1
8. Suncor Energy, Inc.	2.0
9. Toyota Motor Corp.	2.0
10. Baidu, Inc.-ADR	1.9

Top Five Countries*

1. United Kingdom	18.9%
2. Switzerland	8.1
3. Germany	7.7
4. Japan	7.7
5. Canada	7.3

Total Net Assets	$1.7 billion

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. International Growth Fund

index. Top country-level contributors included the UK, Singapore and Australia. Stock selection in each country was the primary driver of relative outperformance. Overweight exposure in Ireland and Israel and 0% exposure in the weak Russian market were supportive on a relative basis as well.

    In contrast, exposure to the consumer discretionary sector was the largest sector-level detractor from relative performance versus the Fund’s style-specific index. Galaxy Entertainment was the largest detractor from performance during the reporting period. After enjoying extremely strong returns, this leading developer and operator of casinos in Macau, succumbed to profit-taking as investors remained somewhat cautious about the growth outlook for the VIP segment in Macau. At the end of the reporting period, we continued to hold Galaxy due to potential earnings growth and the opening of Galaxy Macau Phase 2 on track for the first half of 2015, the first in the next round of openings. Additionally, German sportswear manufacturer Adidas detracted from performance during the reporting period.

    Fund exposure to the consumer staples sector was also a detractor from relative performance. Denmark-based beer-maker Carlsberg was the leading detractor in the sector. The company’s significant exposure to Russia and Ukraine caused its stock price to fall as geopolitical tensions rose in the two countries earlier in the year.

    Holdings in the utilities sector detracted from both absolute and relative results as well. Centrica, the biggest energy supplier to UK households, was the largest detractor from performance in the sector. The company’s share price declined during the fourth quarter as it cut its full-year earnings outlook because of mild weather and outages at nuclear power plants.

    Geographically, Fund exposure in Hong Kong was the largest detractor from performance versus the style-specific index. Fund exposure in Germany and Canada hurt relative performance as well. In Canada, select holdings within the energy sector were down as prices in the sector fell significantly in the latter part of the year.

    As mentioned above, stock selection in the Fund is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the Fund’s overall profile. The Fund ended the reporting period with meaningful overweight exposures to the consumer discretionary, financials and IT sectors relative to our style-specific benchmark. The Fund had meaningful underweight exposures to the utilities, materials, industrials and energy sectors.

    With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably-valued companies capable of sustained earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco V.I. International Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clas Olsson Portfolio Manager and Chief Investment Officer of Invesco’s international growth investments team, is lead manager of Invesco V.I. International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a BBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Matthew Dennis Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2000. Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Jason Holzer Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

Richard Nield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2000. Mr. Nield earned a Bachelor of Commerce degree in finance and international business from McGill University in Montreal.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    Please note: The Lipper VUF International Large-Cap Growth Funds Index is not shown on the chart as the index does not have 10 years of performance history.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/5/93)	7.58%
10 Years	7.34
5 Years	7.74
1 Year	0.33

Series II Shares
Inception (9/19/01)	8.14%
10 Years	7.08
5 Years	7.48
1 Year	0.09

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Invesco V.I. International Growth Fund

About indexes used in this report

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom International Growth Index is composed of the MSCI EAFE® Growth Index through February 28, 2013, and the MSCI All Country World ex-US Growth Index thereafter.

    The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.

    The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI All Country World ex-US Growth Index is an index considered representative of growth companies in developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–93.07%
Australia–3.69%
Amcor Ltd.	2,878,348	$31,674,792
Brambles Ltd.	2,215,658	19,080,966
CSL Ltd.	184,001	12,955,711
		63,711,469

Belgium–1.55%
Anheuser-Busch InBev N.V.	237,951	26,778,612

Brazil–4.12%
Banco Bradesco S.A.–ADR	2,409,615	32,216,553
BM&FBovespa S.A.	6,660,560	24,422,060
BRF S.A.	609,848	14,557,780
		71,196,393

Canada–7.29%
Canadian National Railway Co.	242,518	16,703,641
Cenovus Energy Inc.	486,806	10,043,673
CGI Group Inc.–Class A (a)	771,527	29,412,060
Encana Corp.	1,118,912	15,573,082
Fairfax Financial Holdings Ltd.	36,576	19,165,723
Suncor Energy, Inc.	1,103,737	35,055,858
		125,954,037

China–5.11%
Baidu, Inc.–ADR(a)	146,134	33,314,168
CNOOC Ltd.	5,032,000	6,807,006
Great Wall Motor Co. Ltd.–Class H	5,237,000	29,554,408
Industrial & Commercial Bank of China Ltd.–Class H	25,497,000	18,522,094
		88,197,676

Denmark–2.10%
Carlsberg AS–Class B	273,100	21,207,233
Novo Nordisk AS–Class B	357,860	15,135,176
		36,342,409

France–2.90%
Publicis Groupe S.A.	451,199	32,317,637
Schneider Electric S.E.	243,696	17,708,133
		50,025,770

Germany–7.72%
adidas AG	204,080	14,229,674
Allianz S.E.	132,510	22,024,121
Deutsche Boerse AG	375,856	26,934,638
Deutsche Post AG	427,677	13,996,651
ProSiebenSat.1 Media AG	495,629	20,889,664
SAP S.E.	499,764	35,337,514
		133,412,262

	Shares	Value
Hong Kong–3.31%
Galaxy Entertainment Group Ltd.	4,580,000	$25,495,489
Hutchison Whampoa Ltd.	2,764,000	31,644,147
		57,139,636

Ireland–0.95%
Shire PLC	232,778	16,447,132

Israel–2.31%
Teva Pharmaceutical Industries Ltd.–ADR	693,210	39,866,507

Japan–7.71%
Denso Corp.	259,300	12,086,849
FANUC Corp.	105,000	17,331,950
Japan Tobacco, Inc.	750,900	20,621,719
Keyence Corp.	28,200	12,492,934
Komatsu Ltd.	919,237	20,382,456
Toyota Motor Corp.	540,700	33,723,990
Yahoo Japan Corp.	4,577,000	16,518,426
		133,158,324

Mexico–1.95%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR(a)	120,611	10,617,386
Grupo Televisa S.A.B.–ADR(a)	675,475	23,006,679
		33,624,065

Singapore–4.83%
Avago Technologies Ltd.	364,701	36,685,274
Keppel Corp. Ltd.	2,492,661	16,632,065
United Overseas Bank Ltd.	1,626,000	30,060,124
		83,377,463

South Korea–2.68%
Hyundai Mobis Co., Ltd.(a)	88,706	19,021,241
Samsung Electronics Co., Ltd.	22,509	27,259,611
		46,280,852

Spain–1.07%
Amadeus IT Holding S.A.–Class A	466,774	18,549,062

Sweden–2.51%
Investor AB–Class B	693,053	25,116,236
Telefonaktiebolaget LM Ericsson–Class B	1,508,432	18,256,993
		43,373,229

Switzerland–8.09%
ABB Ltd.	1,055,734	22,332,810
Julius Baer Group Ltd.	426,160	19,449,787
Novartis AG	219,519	20,190,641
Roche Holding AG	115,288	31,250,856
Syngenta AG	70,486	22,635,364
UBS Group AG	1,387,655	23,855,773
		139,715,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value
Taiwan–1.86%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	1,437,456	$32,170,265

Thailand–1.23%
Kasikornbank PCL–NVDR	3,064,300	21,166,099

Turkey–1.20%
Akbank T.A.S.	5,608,758	20,665,961

United Kingdom–18.89%
Aberdeen Asset Management PLC	2,831,331	18,912,028
British American Tobacco PLC	673,115	36,575,264
Centrica PLC	2,730,538	11,752,871
Compass Group PLC	1,621,008	27,630,753
Informa PLC	1,719,487	12,547,716
Kingfisher PLC	4,569,563	24,081,350
Next PLC	145,171	15,313,011
Reed Elsevier PLC	2,184,390	37,166,269
Royal Dutch Shell PLC–Class B	669,753	23,010,111

	Shares	Value
United Kingdom–(continued)
Sky PLC	3,133,082	$43,609,707
Smith & Nephew PLC	1,040,354	19,101,492
Unilever N.V.	474,003	18,620,912
WPP PLC	1,826,842	37,902,425
		326,223,909
Total Common Stocks & Other Equity Interests (Cost $1,178,176,250)		1,607,376,363

Money Market Funds–6.48%
Liquid Assets Portfolio–Institutional Class(b)	55,918,447	55,918,447
Premier Portfolio–Institutional Class(b)	55,918,446	55,918,446
Total Money Market Funds (Cost $111,836,893)		111,836,893
TOTAL INVESTMENTS–99.55% (Cost $1,290,013,143)		1,719,213,256
OTHER ASSETS LESS LIABILITIES–0.45%		7,804,238
NET ASSETS–100.00%		$1,727,017,494

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $1,178,176,250)	$1,607,376,363
Investments in affiliated money market funds, at value and cost	111,836,893
Total investments, at value (Cost $1,290,013,143)	1,719,213,256
Foreign currencies, at value (Cost $4,164,046)	4,099,483
Receivable for:
Investments sold	3,777,075
Fund shares sold	1,214,289
Dividends	3,991,599
Investment for trustee deferred compensation and retirement plans	245,422
Other assets	194
Total assets	1,732,541,318

Liabilities:
Payable for:
Investments purchased	601,184
Fund shares reacquired	2,033,032
Accrued foreign taxes	742,607
Accrued fees to affiliates	1,733,488
Accrued trustees’ and officers’ fees and benefits	913
Accrued other operating expenses	131,545
Trustee deferred compensation and retirement plans	281,055
Total liabilities	5,523,824
Net assets applicable to shares outstanding	$1,727,017,494

Net assets consist of:
Shares of beneficial interest	$1,357,725,245
Undistributed net investment income	13,673,897
Undistributed net realized gain (loss)	(73,318,652)
Net unrealized appreciation	428,937,004
$1,727,017,494

Net Assets:
Series I	$647,529,796
Series II	$1,079,487,698

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	18,571,292
Series II	31,366,242
Series I:
Net asset value and offering price per share	$34.87
Series II:
Net asset value per share	$34.42

Investment income:
Dividends (net of foreign withholding taxes of $3,249,364)	$45,530,992
Dividends from affiliated money market funds	50,454
Total investment income	45,581,446

Expenses:
Advisory fees	12,453,165
Administrative services fees	4,665,269
Custodian fees	634,255
Distribution fees — Series II	2,702,711
Transfer agent fees	91,125
Trustees’ and officers’ fees and benefits	52,519
Other	124,357
Total expenses	20,723,401
Less: Fees waived	(178,782)
Net expenses	20,544,619
Net investment income	25,036,827

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of tax on the sale of foreign investments of $41,368)	111,548,875
Foreign currencies	(1,504,440)
110,044,435
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $742,607)	(132,023,737)
Foreign currencies	(328,678)
(132,352,415)
Net realized and unrealized gain (loss)	(22,307,980)
Net increase in net assets resulting from operations	$2,728,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$25,036,827	$19,018,143
Net realized gain	110,044,435	56,339,312
Change in net unrealized appreciation (depreciation)	(132,352,415)	199,236,580
Net increase in net assets resulting from operations	2,728,847	274,594,035

Distributions to shareholders from net investment income:
Series I	(10,756,299)	(7,786,744)
Series ll	(15,248,241)	(10,137,283)
Total distributions from net investment income	(26,004,540)	(17,924,027)

Share transactions–net:
Series l	(30,328,366)	(8,312,424)
Series ll	31,387,888	82,024,719
Net increase in net assets resulting from share transactions	1,059,522	73,712,295
Net increase (decrease) in net assets	(22,216,171)	330,382,303

Net assets:
Beginning of year	1,749,233,665	1,418,851,362
End of year (includes undistributed net investment income of $13,673,897 and $15,206,100, respectively)	$1,727,017,494	$1,749,233,665

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. International Growth Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. International Growth Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver

Invesco V.I. International Growth Fund

agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $178,782.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $383,952 for accounting and fund administrative services and reimbursed $4,281,317 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2014, there were transfers from Level 1 to Level 2 of $225,287,555 and from Level 2 to Level 1 of $61,638,763, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$63,711,469	$—	$63,711,469
Belgium	—	26,778,612	—	26,778,612
Brazil	71,196,393	—	—	71,196,393
Canada	125,954,037	—	—	125,954,037
China	33,314,168	54,883,508	—	88,197,676
Denmark	15,135,176	21,207,233	—	36,342,409
France	—	50,025,770	—	50,025,770
Germany	98,074,748	35,337,514	—	133,412,262
Hong Kong	—	57,139,636	—	57,139,636
Ireland	16,447,132	—	—	16,447,132
Israel	39,866,507	—	—	39,866,507
Japan	—	133,158,324	—	133,158,324
Mexico	33,624,065	—	—	33,624,065

Invesco V.I. International Growth Fund

	Level 1	Level 2	Level 3	Total
Singapore	$36,685,274	$46,692,189	$—	$83,377,463
South Korea	—	46,280,852	—	46,280,852
Spain	—	18,549,062	—	18,549,062
Sweden	18,256,993	25,116,236	—	43,373,229
Switzerland	23,855,773	115,859,458	—	139,715,231
Taiwan	32,170,265	—	—	32,170,265
Thailand	—	21,166,099	—	21,166,099
Turkey	—	20,665,961	—	20,665,961
United Kingdom	—	326,223,909	—	326,223,909
United States	111,836,893	—	—	111,836,893
Total Investments	$656,417,424	$1,062,795,832	$—	$1,719,213,256

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$26,004,540	$17,924,027

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$23,663,416
Net unrealized appreciation — investments	404,187,161
Net unrealized appreciation (depreciation) — other investments	(263,109)
Temporary book/tax differences	(269,920)
Capital loss carryforward	(58,025,299)
Shares of beneficial interest	1,357,725,245
Total net assets	$1,727,017,494

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. International Growth Fund

The Fund utilized $110,938,577 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$5,717,826	$—	$5,717,826
December 31, 2017	14,504,919	—	14,504,919
December 31, 2018	37,802,554	—	37,802,554
	$58,025,299	$—	$58,025,299

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $425,173,254 and $441,987,277, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$442,989,769
Aggregate unrealized (depreciation) of investment securities	(38,802,608)
Net unrealized appreciation of investment securities	$404,187,161

Cost of investments for tax purposes is $1,315,026,095.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward limitation and passive foreign investment company reclasses, on December 31, 2014, undistributed net investment income was decreased by $564,490, undistributed net realized gain (loss) was increased by $951,026 and shares of beneficial interest was decreased by $386,536. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	3,030,640	$108,099,105	3,847,472	$123,710,056
Series II	6,960,184	245,055,431	5,793,394	183,196,471

Issued as reinvestment of dividends:
Series I	304,681	10,743,048	231,886	7,786,744
Series II	437,790	15,248,241	305,524	10,137,283

Reacquired:
Series I	(4,195,088)	(149,170,519)	(4,344,114)	(139,809,224)
Series II	(6,504,328)	(228,915,784)	(3,499,681)	(111,309,035)
Net increase in share activity	33,879	$1,059,522	2,334,481	$73,712,295

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. International Growth Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$35.32	$0.56	$(0.44)	$0.12	$(0.57)	$34.87	0.33%	$647,530	1.01	%(d)	1.02	%(d)	1.58	%(d)	26%
Year ended 12/31/13	30.03	0.44	5.25	5.69	(0.40)	35.32	19.01	686,305	1.01		1.02		1.37		24
Year ended 12/31/12	26.37	0.35	3.73	4.08	(0.42)	30.03	15.53	591,491	1.00		1.01		1.24		24
Year ended 12/31/11	28.69	0.50	(2.38)	(1.88)	(0.44)	26.37	(6.74)	544,143	1.02		1.03		1.75		26
Year ended 12/31/10	26.01	0.38	2.92	3.30	(0.62)	28.69	12.86	586,219	1.03		1.04		1.46		38
Series II
Year ended 12/31/14	34.88	0.47	(0.43)	0.04	(0.50)	34.42	0.09	1,079,488	1.26	(d)	1.27	(d)	1.33	(d)	26
Year ended 12/31/13	29.68	0.36	5.18	5.54	(0.34)	34.88	18.72	1,062,929	1.26		1.27		1.12		24
Year ended 12/31/12	26.08	0.28	3.69	3.97	(0.37)	29.68	15.26	827,361	1.25		1.26		0.99		24
Year ended 12/31/11	28.35	0.42	(2.36)	(1.94)	(0.33)	26.08	(6.99)	607,269	1.27		1.28		1.50		26
Year ended 12/31/10	25.63	0.31	2.89	3.20	(0.48)	28.35	12.61	569,610	1.28		1.29		1.21		38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $23,376,285 and sold of $8,831,296 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $680,082 and $1,081,084 for Series I and Series II shares, respectively.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and

Shareholders of Invesco V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$944.00	$4.90	$1,020.16	$5.09	1.00%
Series II	1,000.00	943.00	6.12	1,018.90	6.36	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0635
Foreign Source Income	$0.9669

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Managed Volatility Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIMGV-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

Reflecting a modification to its investment strategy, Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund on April 30, 2014. The results and commentary for this reporting period include the impact of these changes. For the year ended December 31, 2014, Invesco V.I. Managed Volatility Fund outperformed the Russell 1000 Value Index, the Fund’s broad market benchmark. However, the Fund underperformed the style-specific index used by Invesco V.I. Utilities Fund, the S&P 500 Utilities Sector Total Return Index. Stock selection was the primary driver of overall performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	20.57%
Series II Shares	20.23
Russell 1000 Value Index‚ (Broad Market Index)*	13.45
S&P 500 Index‚ (Former Broad Market Index)*	13.69
Barclays U.S. Government/Credit Index‚ (Style-Specific Index)*	6.01
S&P 500 Utilities Sector Total Return Index‚ (Former Style-Specific Index)*	28.98
Lipper VUF Equity Income Funds Index■ (Peer Group Index)*	10.33
Lipper VUF Utility Funds Classification Average■ (Former Peer Group)*	15.44

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

*	The Fund has elected to use the Russell 1000 Value Index, the Barclays U.S. Government/Credit Index and the Lipper VUF Equity Income Funds Index as its broad market, style-specific and peer group benchmarks, respectively, rather than the S&P 500 Index, the S&P 500 Utilities Sector Total Return Index and the Lipper VUF Utility Funds Classification Average, respectively, because the new indexes more closely reflect the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    While the Fund was transitioned to a more diversified strategy after April 30, 2014, companies in the utilities sector had the largest impact on performance for the year. Material overweight exposure to the utilities sector versus the Russell 1000 Value Index, followed by stock selection within the sector, were the largest contributors to relative performance.

    Pepco Holdings was the largest contributor in the sector, posting returns of over 40% for the reporting period, after Exelon (not a Fund holding) announced plans to acquire Pepco. We sold our holdings in Pepco toward the end of the reporting period, after it reached fair value.

    Underweight exposure to, and stock selection in, the financials sector also boosted relative Fund performance. Citigroup and JPMorgan Chase, leaders in the banking industry, and Morgan Stanley, a diversified financials firm, were the top contributors within this sector, each posting double-digit returns over the reporting period.

    Stock selection in, and underweight exposure to, the industrials sector also helped relative performance for the reporting period, as the industrials sector posted only a mid-single-digit return. Also, General Dynamics, an aerospace company, assisted relative Fund performance. The company beat profit forecasts and provided positive guidance on strong demand for its Gulfstream jets. The Fund’s underweight position in General Electric, compared to the Fund’s style-specific benchmark, contributed to relative performance as well.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the US dollar versus many major foreign currencies.

Portfolio Composition
By security type

Common Stocks & Other Equity Interests	65.4%
Bonds & Notes	20.3
U.S. Treasury Securities	7.5
Preferred Stocks	0.2
Money Market Funds Plus Other Assets Less Liabilities	6.6

Top 10 Equity Holdings*

1.	Citigroup Inc.	3.1%
2.	JPMorgan Chase & Co.	3.0
3.	General Electric Co.	2.0
4.	Morgan Stanley	1.7
5.	Royal Dutch Shell PLC-Class A	1.7
6.	Bank of America Corp.	1.5
7.	Target Corp.	1.2
8.	Applied Materials, Inc.	1.2
9.	PNC Financial Services Group, Inc. (The)	1.2
10.	Comcast Corp.-Class A	1.1

Total Net Assets	$72.5 million

Total Number of Holdings*	215

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Managed Volatility Fund

    On the negative side, stock selection and underweight exposure to the consumer staples sector was a large detractor from relative performance. Notably, Avon Products, within the household and personal products industry, was a large detractor, posting double-digit negative returns for the reporting period. Despite improving earnings, the stock performed poorly after settling bribery charges with the Justice Department near the end of the reporting period. We sold our position in this stock during the reporting period.

    Underweight exposure to health care stocks also dampened the Fund’s performance versus the Russell 1000 Value Index, our style-specific benchmark.

    The Fund’s convertible and high-grade bond holdings posted positive returns; however, they detracted from performance versus the Russell 1000 Value Index, as bonds generally underperformed equities.

    The Fund’s allocation to cash also acted as a large detractor in the strong equity market. The Fund is a balanced or moderate allocation fund; therefore, allocations to cash and/or fixed income securities typically are detractors during periods of strong equity market performance. Cash is utilized for investment opportunities and the fixed income allocation may provide income and capital preservation during equity market downturns.

    As part of our mandate, and to potentially reduce portfolio volatility during a market downturn, we sold short S&P 500 futures contracts during the reporting period for the purpose of reducing equity exposure in the Fund. Derivatives were used solely for the purpose of reducing volatility and not for speculative purposes. The use of S&P 500 futures contracts had a slight negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting due to political unrest in Eastern Europe, a sluggish Chinese economy and sharply falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your continued investment in Invesco V.I. Managed Volatility Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Managed Volatility
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2002. Mr.
Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Mary Jayne Maly Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Managed Volatility
Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2010. Mr.
Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Director of Quantitative Research for the
quantitative strategies team, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

James Roeder Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Managed Volatility
Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Invesco V.I. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

    The Fund has elected to use the Russell 1000 Value Index, the Barclays U.S. Government/Credit Index and the Lipper VUF Equity Income Funds Index as its broad market, style-specific and peer group benchmarks, respectively, rather than the S&P 500 Index, the S&P 500 Utilities Index and the Lipper VUF Utility Funds Classification Average, respectively, because the new indexes more closely reflect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (12/30/94)	7.68%
10 Years	8.94
5 Years	11.36
1 Year	20.57

Series II Shares
Inception (4/30/04)	10.25%
10 Years	8.67
5 Years	11.07
1 Year	20.23

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.09% and 1.34%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2015. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Invesco V.I. Managed Volatility Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

    Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Changing fixed income market conditions risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Hedging risk. A hedge is an investment

made in order to reduce the risk of adverse price movements in a security by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). Hedging may be ineffective due to unexpected changes in the market, changes in the values of the security and related security, or changes in the correlation of the security and related security. For gross currency hedges, there is an additional risk that these transactions create exposure to currencies in which the Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses it can also reduce or eliminate gains.

    Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution

Invesco V.I. Managed Volatility Fund

on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

    Volatility management risk. The risk that the Adviser’s strategy for managing portfolio volatility may not produce the desired result or that the Adviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Fund will maintain its target volatility level. Additionally, maintenance of the target volatility level will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Fund’s managed volatility strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The gains and losses of the Fund’s futures positions may not correlate with the Fund’s direct investments in equity securities; as a result, these futures contracts may decline in value at the same time as the Fund’s direct investments in equity securities decline in value. The proprietary and third-party risk models used by the Adviser may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the models, technical issues implementing the models and various non-quantitative factors (such as, market or trading system dysfunctions, and investor fear or over-reaction).

    Zero coupon securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Barclays U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

    The Lipper VUF Equity Income Funds Index is an unmanaged index considered representative of equity income variable insurance underlying funds tracked by Lipper.

    The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500® Utilities Sector Total Return Index is an unmanaged index considered representative of the utilities market.

    The Lipper VUF Utility Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Utility Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–65.42%
Aerospace & Defense–0.71%
General Dynamics Corp.	3,737	$514,286

Agricultural Products–0.81%
Archer-Daniels-Midland Co.	11,344	589,888

Application Software–1.27%
Adobe Systems Inc.(b)	7,419	539,361
Citrix Systems, Inc.(b)	6,006	383,183
		922,544

Asset Management & Custody Banks–1.71%
Northern Trust Corp.	7,145	481,573
State Street Corp.	9,637	756,504
		1,238,077

Automobile Manufacturers–0.78%
General Motors Co.	16,201	565,577

Biotechnology–0.93%
Amgen Inc.	4,227	673,319

Cable & Satellite–1.90%
Comcast Corp.–Class A	14,104	818,173
Time Warner Cable Inc.	3,676	558,973
		1,377,146

Communications Equipment–0.94%
Cisco Systems, Inc.	24,427	679,437

Construction Machinery & Heavy Trucks–0.79%
Caterpillar Inc.	6,261	573,069

Consumer Finance–0.38%
Synchrony Financial(b)	9,193	273,492

Diversified Banks–8.28%
Bank of America Corp.	62,165	1,112,132
Citigroup Inc.	41,786	2,261,040
Comerica Inc.	10,237	479,501
JPMorgan Chase & Co.	34,407	2,153,190
		6,005,863

Diversified Chemicals–0.33%
Dow Chemical Co. (The)	5,242	239,088

Diversified Metals & Mining–0.40%
Freeport-McMoRan Inc.	12,339	288,239

Electric Utilities–0.47%
FirstEnergy Corp.	8,840	344,672

Electronic Components–0.86%
Corning Inc.	27,243	624,682

	Shares	Value
General Merchandise Stores–1.21%
Target Corp.	11,549	$876,684

Health Care Equipment–0.61%
Medtronic, Inc.	6,083	439,193

Health Care Services–0.27%
Express Scripts Holding Co.(b)	2,333	197,535

Hotels, Resorts & Cruise Lines–1.06%
Carnival Corp.	16,968	769,159

Household Products–0.85%
Procter & Gamble Co. (The)	6,766	616,315

Hypermarkets & Super Centers–0.21%
Wal-Mart Stores, Inc.	1,742	149,603

Industrial Conglomerates–1.96%
General Electric Co.	56,115	1,418,026

Industrial Machinery–0.82%
Ingersoll-Rand PLC	9,436	598,148

Insurance Brokers–2.21%
Aon PLC	5,278	500,513
Marsh & McLennan Cos., Inc.	11,855	678,580
Willis Group Holdings PLC	9,532	427,129
		1,606,222

Integrated Oil & Gas–3.73%
Exxon Mobil Corp.	5,239	484,345
Occidental Petroleum Corp.	5,337	430,216
Royal Dutch Shell PLC–Class A (United Kingdom)	36,166	1,198,852
Total S.A. (France)	11,468	591,306
		2,704,719

Integrated Telecommunication Services–1.08%
Koninklijke KPN N.V. (Netherlands)	33,944	107,023
Orange S.A. (France)	7,612	129,457
Telecom Italia S.p.A. (Italy)(b)	71,115	75,422
Telefonica S.A. (Spain)	5,258	75,213
Verizon Communications Inc.	8,501	397,677
		784,792

Internet Software & Services–1.08%
eBay Inc.(b)	13,993	785,287

Investment Banking & Brokerage–3.26%
Charles Schwab Corp. (The)	20,676	624,209
Goldman Sachs Group, Inc. (The)	2,788	540,398
Morgan Stanley	30,994	1,202,567
		2,367,174

IT Consulting & Other Services–0.77%
Amdocs Ltd.	11,982	559,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Shares	Value
Managed Health Care–1.49%
Anthem, Inc.	4,094	$514,493
UnitedHealth Group Inc.	5,632	569,339
		1,083,832

Movies & Entertainment–1.49%
Time Warner Inc.	3,672	313,662
Viacom Inc.–Class B	10,184	766,346
		1,080,008

Multi-Utilities–0.51%
PG&E Corp.	6,912	367,995

Oil & Gas Drilling–0.41%
Ensco PLC–Class A	9,842	294,768

Oil & Gas Equipment & Services–0.73%
Baker Hughes Inc.	9,463	530,590

Oil & Gas Exploration & Production–1.90%
Anadarko Petroleum Corp.	4,724	389,734
Apache Corp.	8,501	532,758
Canadian Natural Resources Ltd. (Canada)	14,745	455,879
		1,378,371

Other Diversified Financial Services–0.88%
Voya Financial, Inc.	15,043	637,522

Packaged Foods & Meats–1.32%
Mondelez International Inc.–Class A	15,897	577,459
Unilever N.V.–New York Shares (United Kingdom)	9,702	378,766
		956,225

Pharmaceuticals–5.26%
Eli Lilly and Co.	9,593	661,821
Hospira, Inc.(b)	3,973	243,346
Merck & Co., Inc.	13,006	738,611
Novartis AG (Switzerland)	7,497	689,550
Pfizer Inc.	11,775	366,791
Sanofi (France)	4,980	453,876
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	11,430	657,339
		3,811,334

Publishing–0.59%
Thomson Reuters Corp.	10,523	424,525

Railroads–0.54%
CSX Corp.	10,745	389,291

Regional Banks–2.96%
BB&T Corp.	10,821	420,829
Citizens Financial Group Inc.	13,378	332,577
Fifth Third Bancorp	21,152	430,972
First Horizon National Corp.	7,355	99,881
PNC Financial Services Group, Inc. (The)	9,487	865,499
		2,149,758

	Shares	Value
Security & Alarm Services–0.72%
Tyco International PLC	11,866	$520,502

Semiconductor Equipment–1.19%
Applied Materials, Inc.	34,765	866,344

Semiconductors–1.59%
Broadcom Corp.–Class A	11,236	486,856
Intel Corp.	18,262	662,728
		1,149,584

Specialized Finance–0.53%
CME Group Inc.–Class A	4,338	384,564

Systems Software–1.71%
Microsoft Corp.	12,490	580,161
Symantec Corp.	25,640	657,794
		1,237,955

Technology Hardware, Storage & Peripherals–0.59%
NetApp, Inc.	10,332	428,261

Tobacco–0.69%
Philip Morris International Inc.	6,116	498,148

Wireless Telecommunication Services–0.64%
Vodafone Group PLC–ADR (United Kingdom)	13,647	466,318
Total Common Stocks & Other Equity Interests (Cost $44,445,151)		47,437,151

	Principal Amount
Bonds and Notes–20.26%
Aerospace & Defense–0.21%
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	$150,000	151,578

Agricultural Products–0.21%
Bunge Ltd Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.10%, 07/15/15	150,000	153,262

Air Freight & Logistics–0.27%
UTi Worldwide Inc., Sr. Unsec. Conv. Notes, 4.50%, 03/01/19(c)	174,000	193,031

Airlines–0.10%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. Pass Through Ctfs., 3.70%, 10/01/26	25,000	25,297
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. Pass Through Ctfs., 3.75%, 09/03/26	30,000	30,431
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/23(c)	17,900	18,370
		74,098

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/24	19,000	19,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Application Software–0.39%
Citrix Systems Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/19(c)	$268,000	$282,573

Asset Management & Custody Banks–0.52%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(c)	40,000	42,816
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/44(c)	150,000	160,989
KKR Group Finance Co III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(c)	160,000	174,115
		377,920

Automobile Manufacturers–0.28%
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 2.75%, 05/15/15	200,000	201,405

Biotechnology–0.34%
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/20	115,000	141,522
Celgene Corp., Sr. Unsec. Global Notes, 4.63%, 05/15/44	100,000	104,177
		245,699

Broadcasting–1.00%
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	200,000	202,313
Grupo Televisa S.A.B. (Mexico), Sr. Unsec. Global Notes, 5.00%, 05/13/45	200,000	205,505
Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/23	324,000	321,165
		728,983

Cable & Satellite–0.97%
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/18	150,000	169,103
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/39(c)	150,000	214,775
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/42	150,000	155,343
Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	150,000	165,448
		704,669

Catalog Retail–0.23%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Bonds, 0.75%, 03/30/23(d)	81,000	115,526
QVC, Inc., Sr. Sec. Gtd. Global Notes, 5.45%, 08/15/34	50,000	48,874
		164,400

Coal & Consumable Fuels–0.08%
Peabody Energy Corp., Jr. Unsec. Sub. Conv. Deb., 4.75%, 12/15/41	114,000	60,420

Communications Equipment–0.37%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(c)	81,000	100,794

	Principal Amount	Value
Communications Equipment–(continued)
JDS Uniphase Corp., Sr. Unsec. Conv. Bonds, 0.63%, 08/15/18(d)	$155,000	$164,494
		265,288

Consumer Finance–0.16%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/24	18,000	18,224
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 2.75%, 09/15/15	95,000	96,486
		114,710

Diversified Banks–2.23%
Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(c)	150,000	149,182
BNP Paribas S.A. (France), Unsec. Sub. Notes, 4.25%, 10/15/24	200,000	203,268
Citigroup Inc.,
Sr. Unsec. Global Notes, 6.01%, 01/15/15	150,000	150,206
2.65%, 03/02/15	40,000	40,104
Unsec. Sub. Notes, 4.00%, 08/05/24	60,000	60,163
JPMorgan Chase & Co.,
Unsec. Sub. Global Notes, 3.88%, 09/10/24	40,000	40,126
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	150,000	147,375
Series X, Jr. Unsec. Sub. Global Notes, 6.10%(e)	60,000	60,300
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/24(c)	200,000	209,954
Santander Holdings USA Inc., Sr. Unsec. Global Notes, 3.00%, 09/24/15	150,000	151,700
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	200,000	200,481
Wells Fargo & Co., Unsec. Sub. Medium-Term Notes,
4.10%, 06/03/26	95,000	97,038
4.65%, 11/04/44	100,000	104,010
		1,613,907

Diversified Chemicals–0.06%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/20	43,000	43,207

Drug Retail–0.11%
CVS Health Corp., Sr. Unsec. Global Notes, 3.38%, 08/12/24	20,000	20,278
Walgreens Boots Alliance Inc., Sr. Unsec. Gtd. Global Notes,
3.30%, 11/18/21	32,000	32,283
4.50%, 11/18/34	24,000	25,059
		77,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Fertilizers & Agricultural Chemicals–0.03%
Monsanto Co., Sr. Unsec. Global Notes,
2.13%, 07/15/19	$15,000	$14,942
3.38%, 07/15/24	10,000	10,196
		25,138

Food Distributors–0.07%
Sysco Corp., Sr. Unsec. Gtd. Notes, 3.50%, 10/02/24	47,000	48,507

General Merchandise Stores–0.02%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	20,000	18,242

Health Care Distributors–0.07%
AmerisourceBergen Corp., Sr. Unsec. Bonds, 3.40%, 05/15/24	50,000	50,177

Health Care Equipment–0.78%
Becton, Dickinson and Co., Sr. Unsec. Notes, 2.68%, 12/15/19	17,000	17,156
CareFusion Corp., Sr. Unsec. Global Notes,
3.88%, 05/15/24	165,000	169,959
4.88%, 05/15/44	170,000	180,876
Medtronic Inc., Sr. Unsec. Notes,
3.15%, 03/15/22(c)	58,000	58,803
4.38%, 03/15/35(c)	21,000	22,157
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	94,000	119,967
		568,918

Health Care Facilities–0.69%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	174,000	237,619
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/20(d)	235,000	262,465
		500,084

Health Care REIT’s–0.03%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/24	25,000	25,482

Health Care Services–0.46%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/19	50,000	49,527
Omnicare, Inc.,
Sr. Unsec. Gtd. Sub. Conv. Notes, 3.50%, 02/15/44	128,000	153,600
Series OCR, Sr. Unsec. Gtd. Conv. Notes, 3.25%, 01/15/21(d)	114,000	132,454
		335,581

Integrated Oil & Gas–0.02%
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/24	18,000	17,799

Integrated Telecommunication Services–0.44%
Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/36	150,000	200,647

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/34	$120,000	120,772
		321,419

Internet Retail–0.07%
Amazon.com, Inc., Sr. Unsec. Global Notes, 4.80%, 12/05/34	49,000	51,334

Investment Banking & Brokerage–0.65%
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/17(d)	124,000	128,573
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	150,000	168,431
Morgan Stanley, Sr. Unsec. Global Medium-Term Notes, 2.38%, 07/23/19	175,000	173,559
		470,563

Managed Health Care–0.81%
Anthem, Inc.,
Sr. Unsec. Global Notes, 1.25%, 09/10/15	105,000	105,420
Sr. Unsec. Conv. Bonds, 2.75%, 10/15/42	281,000	485,076
		590,496

Movies & Entertainment–0.10%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 05/15/19(c)	48,000	50,820
Viacom Inc., Sr. Unsec. Global Notes, 4.85%, 12/15/34	19,000	19,513
		70,333

Multi-Line Insurance–0.51%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	150,000	192,885
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/19	20,000	20,027
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/54(c)	70,000	72,828
Hartford Financial Services Group Inc. (The), Sr. Unsec. Notes, 4.00%, 03/30/15	35,000	35,278
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/44(c)	50,000	52,825
		373,843

Multi-Utilities–0.29%
Dominion Resources, Inc., Jr. Unsec. Sub. Notes, 5.75%, 10/01/54	14,000	14,641
Enable Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 2.40%, 05/15/19(c)	200,000	194,506
		209,147

Office REIT’s–0.21%
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/21	150,000	149,606

Oil & Gas Equipment & Services–0.13%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(d)	84,000	93,608

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–0.64%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/19	$129,000	$78,045
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes,
2.88%, 11/15/21	46,000	46,476
4.15%, 11/15/34	49,000	50,469
Devon Energy Corp., Sr. Unsec. Global Notes,
2.25%, 12/15/18	25,000	24,938
3.25%, 05/15/22	20,000	19,658
Marathon Oil Corp., Sr. Unsec. Notes, 0.90%, 11/01/15	90,000	89,774
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17	174,000	152,141
		461,501

Oil & Gas Storage & Transportation–0.27%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.55%, 10/15/19	20,000	19,817
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/34	28,000	28,545
Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	150,000	150,521
		198,883

Other Diversified Financial Services–0.07%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/19(c)	50,000	49,668

Packaged Foods & Meats–0.39%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/19	45,000	44,744
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 3.88%, 06/27/24(c)	200,000	200,554
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds,
3.95%, 08/15/24	13,000	13,489
4.88%, 08/15/34	11,000	12,108
5.15%, 08/15/44	12,000	13,566
		284,461

Pharmaceuticals–1.06%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/44	150,000	152,458
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/21(c)	200,000	201,342
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Notes, 1.88%, 08/15/21(c)	76,000	86,355
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19	178,000	325,406
		765,561

Property & Casualty Insurance–0.23%
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/44(c)	100,000	102,692
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/18	57,000	66,334
		169,026

	Principal Amount	Value
Railroads–0.05%
Union Pacific Corp., Sr. Unsec. Notes,
3.25%, 01/15/25	$10,000	$10,307
4.15%, 01/15/45	25,000	26,187
		36,494

Regional Banks–0.46%
Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	325,000	331,613

Renewable Electricity–0.22%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	150,000	158,761

Retail REIT’s–0.21%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	150,000	150,320

Semiconductor Equipment–0.39%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	198,000	280,913

Semiconductors–0.87%
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/28(d)	219,000	289,217
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/18	297,000	342,849
		632,066

Specialized Finance–0.23%
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/24	150,000	164,426

Specialized REIT’s–0.28%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	200,000	201,821

Systems Software–0.30%
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/18	162,000	182,250
Oracle Corp., Sr. Unsec. Global Notes, 4.30%, 07/08/34	30,000	32,265
		214,515

Technology Hardware, Storage & Peripherals–0.72%
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/20	348,000	419,775
Seagate HDD Cayman,
Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(c)	65,000	67,193
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/34(c)	37,000	39,174
		526,142

Thrifts & Mortgage Finance–0.58%
MGIC Investment Corp., Sr. Unsec. Conv. Notes,
5.00%, 05/01/17	170,000	191,781
2.00%, 04/01/20	46,000	67,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Thrifts & Mortgage Finance–(continued)
Radian Group Inc., Sr. Unsec. Conv. Notes,
3.00%, 11/15/17	$72,000	$110,385
2.25%, 03/01/19	30,000	48,394
		418,094

Tobacco–0.07%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	25,000	25,586
Philip Morris International Inc., Sr. Unsec. Global Notes, 3.25%, 11/10/24	28,000	28,128
		53,714

Trading Companies & Distributors–0.05%
Air Lease Corp., Sr. Unsec. Global Notes, 4.25%, 09/15/24	35,000	35,481

Wireless Telecommunication Services–0.23%
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(c)	150,000	167,152
Total Bonds and Notes (Cost $14,367,838)		14,692,705

U.S. Treasury Securities–7.54%
U.S. Treasury Notes–7.54%
0.63%, 12/31/16	3,000,000	2,997,410
1.63%, 12/31/19	2,064,300	2,060,998
2.25%, 11/15/24	400,900	403,808
Total U.S. Treasury Securities (Cost $5,449,108)		5,462,216

	Shares	Value
Preferred Stocks–0.16%
Asset Management & Custody Banks–0.16%
AMG Capital Trust II, $2.58 Jr. Gtd. Sub. Conv. Pfd. (Cost $118,794)	1,900	$117,800

Money Market Funds–6.35%
Liquid Assets Portfolio–Institutional Class(f)	2,301,864	2,301,864
Premier Portfolio–Institutional Class(f)	2,301,864	2,301,864
Total Money Market Funds (Cost $4,603,728)		4,603,728
TOTAL INVESTMENTS–99.73% (Cost $68,984,619)		72,313,600
OTHER ASSETS LESS LIABILITIES–0.27%		197,201
NET ASSETS–100.00%		$72,510,801

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinate
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $3,281,580, which represented 4.53% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $64,380,891)	$67,709,872
Investments in affiliated money market funds, at value and cost	4,603,728
Total investments, at value (Cost $68,984,619)	72,313,600
Foreign currencies, at value (Cost $23,444)	23,051
Receivable for:
Investments sold	171,378
Fund shares sold	39,829
Dividends and interest	185,841
Fund expenses absorbed	15,794
Investment for trustee deferred compensation and retirement plans	71,701
Unrealized appreciation on forward foreign currency contracts outstanding	81,249
Other assets	2,800
Total assets	72,905,243

Liabilities:
Payable for:
Investments purchased	189,570
Fund shares reacquired	38,351
Accrued fees to affiliates	44,798
Accrued trustees’ and officers’ fees and benefits	305
Accrued other operating expenses	45,550
Trustee deferred compensation and retirement plans	75,868
Total liabilities	394,442
Net assets applicable to shares outstanding	$72,510,801

Net assets consist of:
Shares of beneficial interest	$45,936,402
Undistributed net investment income	717,068
Undistributed net realized gain	22,450,056
Net unrealized appreciation	3,407,275
$72,510,801

Net Assets:
Series I	$70,716,776
Series II	$1,794,025

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,717,699
Series II	94,998
Series I:
Net asset value per share	$19.02
Series II:
Net asset value per share	$18.88

Investment income:
Dividends (net of foreign withholding taxes of $18,842)	$1,337,081
Dividends from affiliated money market funds	2,140
Interest	270,166
Total investment income	1,609,387

Expenses:
Advisory fees	421,796
Administrative services fees	212,887
Custodian fees	26,000
Distribution fees — Series II	4,344
Transfer agent fees	21,450
Trustees’ and officers’ fees and benefits	23,588
Professional services fees	49,491
Other	18,284
Total expenses	777,840
Less: Fees waived	(51,026)
Net expenses	726,814
Net investment income	882,573

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	22,722,245
Foreign currencies	768
Forward foreign currency contracts	321,883
Futures contracts	(67,457)
22,977,439
Change in net unrealized appreciation (depreciation) of:
Investment securities	(11,086,445)
Foreign currencies	(2,847)
Forward foreign currency contracts	81,249
(11,008,043)
Net realized and unrealized gain	11,969,396
Net increase in net assets resulting from operations	$12,851,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$882,573	$1,836,834
Net realized gain	22,977,439	3,092,855
Change in net unrealized appreciation (depreciation)	(11,008,043)	2,119,618
Net increase in net assets resulting from operations	12,851,969	7,049,307

Distributions to shareholders from net investment income:
Series I	(1,956,705)	(2,140,730)
Series ll	(44,780)	(43,877)
Total distributions from net investment income	(2,001,485)	(2,184,607)

Distributions to shareholders from net realized gains:
Series l	(3,200,299)	(1,490,858)
Series ll	(80,119)	(33,701)
Total distributions from net realized gains	(3,280,418)	(1,524,559)

Share transactions–net:
Series l	1,534,064	(5,600,398)
Series ll	(63,252)	(64,627)
Net increase (decrease) in net assets resulting from share transactions	1,470,812	(5,665,025)
Net increase (decrease) in net assets	9,040,878	(2,324,884)

Net assets:
Beginning of year	63,469,923	65,794,807
End of year (includes undistributed net investment income of $717,068 and $1,764,410, respectively)	$72,510,801	$63,469,923

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Managed Volatility Fund (the “Fund”), formerly Invesco V.I. Utilities Fund, is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Managed Volatility Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Managed Volatility Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

Invesco V.I. Managed Volatility Fund

The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective April 30, 2014, the Adviser has contractually agreed, through at least April 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.03% and Series II shares to 1.28% of average daily net assets. Prior to April 30, 2014, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $51,026.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $162,887 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $251 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Managed Volatility Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$48,720,180	$3,438,499	$—	$52,158,679
U.S. Treasury Securities	—	5,462,216	—	5,462,216
Corporate Debt Securities	—	14,692,705	—	14,692,705
	48,720,180	23,593,420	—	72,313,600
Forward Foreign Currency Contracts*	—	81,249	—	81,249
Total Investments	$48,720,180	$23,674,669	$—	$72,394,849

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$84,226	$(2,977)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts
Realized Gain (Loss):
Currency risk	$321,883	$—
Market risk	—	(67,457)
Change in Unrealized Appreciation:
Currency risk	81,249	—
Total	$403,132	$(67,457)

The table below summarizes the average notional value of forward foreign currency and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$2,822,379	$274,373

Invesco V.I. Managed Volatility Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
01/09/15	Bank of New York Mellon (The)	CAD	389,292	USD	341,751	$335,014	$6,737
01/09/15	State Street Bank and Trust Co.	CAD	390,385	USD	342,710	335,955	6,755
01/09/15	Bank of New York Mellon (The)	CHF	262,589	USD	272,604	264,187	8,417
01/09/15	State Street Bank and Trust Co.	CHF	263,138	USD	273,115	264,740	8,375
01/09/15	Bank of New York Mellon (The)	EUR	582,003	USD	726,200	704,342	21,858
01/09/15	State Street Bank and Trust Co.	EUR	582,808	USD	727,213	705,316	21,897
01/09/15	Bank of New York Mellon (The)	GBP	376,727	USD	592,181	587,168	5,013
01/09/15	State Street Bank and Trust Co.	GBP	376,922	USD	592,646	587,472	5,174
01/09/15	Bank of New York Mellon (The)	ILS	952,421	USD	242,890	244,289	(1,399)
01/09/15	State Street Bank and Trust Co.	ILS	955,775	USD	243,571	245,149	(1,578)
Total open forward foreign currency contracts — Currency Risk							$81,249

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
ILS	– Israeli Shekel
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2014.

Assets:
	Gross amounts of Recognized Assets	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Bank of New York Mellon (The)	$42,025	$(1,399)	$40,626	$—	$—	$40,626
State Street Bank and Trust Co.	42,201	(1,578)	40,623	—	—	40,623
Total	$84,226	$(2,977)	$81,249	$—	$—	$81,249

Liabilities:
	Gross amounts of Recognized Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged		Net Amount
Counterparty				Financial Instruments	Cash
Bank of New York Mellon (The)	$1,399	$(1,399)	$—	$—	$—	$—
State Street Bank and Trust Co.	1,578	(1,578)	—	—	—	—
Total	$2,977	$(2,977)	$—	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Managed Volatility Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$2,001,485	$2,201,346
Long-term capital gain	3,280,418	1,507,820
Total distributions	$5,281,903	$3,709,166

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,997,110
Undistributed long-term gain	21,394,388
Net unrealized appreciation — investments	3,254,216
Net unrealized appreciation (depreciation) — other investments	(2,957)
Temporary book/tax differences	(68,358)
Shares of beneficial interest	45,936,402
Total net assets	$72,510,801

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and adjustments to contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $75,211,674 and $85,805,339, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $55,876,444 and $50,495,805, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,130,287
Aggregate unrealized (depreciation) of investment securities	(1,876,071)
Net unrealized appreciation of investment securities	$3,254,216

Cost of investments for tax purposes is $69,059,384.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and contingent payment debt instrumentals, on December 31, 2014, undistributed net investment income was increased by $71,570 and undistributed net realized gain was decreased by $71,570. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Managed Volatility Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	717,540	$13,584,291	891,055	$15,490,334
Series II	16,173	299,184	5,955	102,148

Issued as reinvestment of dividends:
Series I	276,664	5,157,004	219,299	3,631,588
Series II	6,744	124,899	4,713	77,578

Reacquired:
Series I	(906,605)	(17,207,231)	(1,440,447)	(24,722,320)
Series II	(26,293)	(487,335)	(13,991)	(244,353)
Net increase (decrease) in share activity	84,223	$1,470,812	(333,416)	$(5,665,025)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$17.03	$0.24	$3.23	$3.47	$(0.56)	$(0.92)	$(1.48)	$19.02	20.57%	$70,717	1.03	%(d)	1.10	%(d)	1.26	%(d)	201%
Year ended 12/31/13	16.20	0.47	1.25	1.72	(0.52)	(0.37)	(0.89)	17.03	10.76	61,806	1.07		1.08		2.73		15
Year ended 12/31/12	16.74	0.52	0.10	0.62	(0.54)	(0.62)	(1.16)	16.20	3.61	64,158	0.99		1.03		3.10		3
Year ended 12/31/11	14.87	0.51	1.90	2.41	(0.54)	—	(0.54)	16.74	16.45	70,956	0.92		1.04		3.23		14
Year ended 12/31/10	14.51	0.47	0.43	0.90	(0.54)	—	(0.54)	14.87	6.30	63,945	0.92		1.04		3.25		13
Series II
Year ended 12/31/14	16.91	0.19	3.21	3.40	(0.51)	(0.92)	(1.43)	18.88	20.30	1,794	1.28	(d)	1.35	(d)	1.01	(d)	201
Year ended 12/31/13	16.09	0.43	1.23	1.66	(0.47)	(0.37)	(0.84)	16.91	10.45	1,664	1.32		1.33		2.48		15
Year ended 12/31/12	16.63	0.47	0.10	0.57	(0.49)	(0.62)	(1.11)	16.09	3.34	1,637	1.24		1.28		2.85		3
Year ended 12/31/11	14.78	0.47	1.88	2.35	(0.50)	—	(0.50)	16.63	16.15	1,878	1.17		1.29		2.98		14
Year ended 12/31/10	14.43	0.43	0.42	0.85	(0.50)	—	(0.50)	14.78	6.01	1,706	1.17		1.29		3.00		13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $68,562 and $1,738 for Series I and Series II shares, respectively.

Invesco V.I. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Managed Volatility Fund (formerly known as Invesco V.I. Utilities Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,024.60	$5.18	$1,020.09	$5.17	1.02%
Series II	1,000.00	1,023.30	6.45	1,018.83	6.44	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,280,418
Corporate Dividends Received Deduction*	95.96%
U.S. Treasury Obligations*	3.4%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Managed Volatility Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Mid Cap Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMCCE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

Invesco V.I. Mid Cap Core Equity Fund delivered positive returns for the year ended December 31, 2014, but lagged its broad market and style-specific benchmarks, the S&P 500 Index and the Russell Midcap Index, respectively. The Fund’s absolute return benefited from holdings in the consumer staples, information technology (IT) and materials sectors. The Fund also benefited from stock selection in the utilities sector, but the Fund’s underweight exposure (compared to the Russell Midcap Index) in the sector was a drag on relative performance. The Fund’s largest detractors included stock selection in the financials, health care and industrials sectors. The Fund’s allocation to cash also tempered results for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	4.43%
Series II Shares	4.17
S&P 500 Index‚ (Broad Market Index)	13.69
Russell Midcap Index‚ (Style-Specific Index)	13.22
Lipper VUF Mid-Cap Core Funds Index■ (Peer Group Index)	9.56

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the reporting period, major US equity market indexes delivered strong gains, with all sectors of the S&P 500 Index, with the exception of the energy sector, posting positive returns. The utilities sector had the highest return of any sector.

    The largest contributor to relative performance was Shire, an Ireland-based pharmaceutical company, which was active during the year in both entertaining takeover offers and acquiring interests in several smaller pharmaceutical companies. During the reporting period, we sold our position in Shire.

    Sigma Aldrich, a long-term Fund holding in the materials sector, received a buyout offer mid-year, resulting in the liquidation of our position. Sigma Aldrich develops, manufactures and distributes a range of chemicals and biochemicals. Molson Coors Brewing was a standout performer in its sector, in part due to ongoing speculation regarding potential consolidation in the global brewing industry.

    The industrials sector was the largest detractor from Fund performance during the year relative to the style-specific benchmark, the Russell Midcap Index. Within the industrials sector, Kennametal struggled. Kennametal is a supplier of tools and industrial materials used in the energy industry. Despite an increase in year-over-year sales, the company reported earnings in 2014 that were below analysts’ expectations, which weighed on shares. The company also reduced its earnings outlook for the full year due to higher operating expenses and integration costs from a recent acquisition.

    Also detracting from the Fund’s performance was energy infrastructure company Chicago Bridge & Iron. During the year, concerns arose regarding potential cost increases for select projects acquired through a recent acquisition. In addition, the sharp decline in oil prices put a slight damper on its core business.

    The Fund maintained its slight overweight position in the IT and materials sectors compared to the Russell Midcap Index. The Fund also moved from an overweight position in the consumer staples sector to an underweight position. At the end of the year, our largest overweights relative to the Russell Midcap Index were in the energy and materials sectors, and our largest underweights were in the consumer discretionary and financials sectors.

Portfolio Composition
By sector
Information Technology	17.2%
Financials	14.4
Consumer Discretionary	13.4
Health Care	11.9
Industrials	10.4
Energy	5.6
Materials	4.5
Consumer Staples	3.9
Utilities	1.1
Money Market Funds Plus Other Assets Less Liabilities	17.6

Top 10 Equity Holdings*

1. Progressive Corp. (The)	2.5%
2. Linear Technology Corp.	2.4
3. Stanley Black & Decker, Inc.	2.2
4. Torchmark Corp.	2.2
5. Northern Trust Corp.	2.2
6. Moody’s Corp.	2.1
7. F5 Networks, Inc.	2.1
8. Teradyne, Inc.	2.0
9. Amphenol Corp.-Class A	1.9
10. First Republic Bank	1.9

Top Five Industries*

1. Industrial Machinery	7.4%
2. Semiconductor Equipment	4.3
3. Property & Casualty Insurance	4.3
4. Pharmaceuticals	4.2
5. Semiconductors	4.2

Total Net Assets	$382.9 million

Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Mid Cap Core Equity Fund

    Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for your mid-cap investment allocation, seeking to provide upside participation with a measure of downside protection, so that over a full market cycle we deliver strong investment results with reduced risk relative to the style-specific benchmark.

    As always, we thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s global core investments team, is lead manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Mid Cap Core Equity
Fund. He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (9/10/01)	7.73%
10 Years	6.89
5 Years	9.78
1 Year	4.43

Series II Shares
Inception (9/10/01)	7.46%
10 Years	6.61
5 Years	9.51
1 Year	4.17

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance.

Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800-451-4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell 1000 Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks–82.36%
Apparel Retail–0.80%
Abercrombie & Fitch Co.–Class A	106,727	$3,056,661

Apparel, Accessories & Luxury Goods–1.56%
Prada S.p.A. (Italy)	301,300	1,707,649
PVH Corp.	33,327	4,271,522
		5,979,171

Asset Management & Custody Banks–2.17%
Northern Trust Corp.	123,099	8,296,873

Auto Parts & Equipment–1.71%
Dana Holding Corp.	301,728	6,559,567

Brewers–1.45%
Molson Coors Brewing Co.–Class B	74,613	5,560,161

Communications Equipment–3.78%
F5 Networks, Inc.(b)	61,671	8,045,907
Juniper Networks, Inc.	181,069	4,041,460
Polycom, Inc.(b)	177,287	2,393,375
		14,480,742

Computer & Electronics Retail–0.86%
GameStop Corp.–Class A	97,761	3,304,322

Construction & Engineering–0.73%
Chicago Bridge & Iron Co. N.V.	66,244	2,780,923

Construction Materials–0.87%
CRH PLC (Ireland)	137,561	3,312,605

Data Processing & Outsourced Services–0.79%
Jack Henry & Associates, Inc.	48,706	3,026,591

Department Stores–0.62%
Macy’s, Inc.	35,833	2,356,020

Education Services–0.51%
Houghton Mifflin Harcourt Co.(b)	93,419	1,934,707

Electrical Components & Equipment–1.09%
Regal-Beloit Corp.	55,475	4,171,720

Electronic Components–1.90%
Amphenol Corp.–Class A	134,836	7,255,525

Electronic Equipment & Instruments–0.41%
Keysight Technologies, Inc.(b)	46,746	1,578,612

Environmental & Facilities Services–1.18%
Republic Services, Inc.	112,300	4,520,075

Footwear–0.46%
Wolverine World Wide, Inc.	59,543	1,754,732

General Merchandise Stores–0.47%
Tuesday Morning Corp.(b)	82,812	1,797,020

	Shares	Value
Health Care Distributors–1.07%
Cardinal Health, Inc.	50,835	$4,103,910

Health Care Equipment–1.72%
ResMed Inc.	117,257	6,573,427

Health Care Facilities–2.99%
Community Health Systems Inc.(b)	116,443	6,278,606
Tenet Healthcare Corp.(b)	101,970	5,166,820
		11,445,426

Homebuilding–0.97%
D.R. Horton, Inc.	147,080	3,719,653

Hotels, Resorts & Cruise Lines–1.43%
Norwegian Cruise Line Holdings Ltd.(b)	117,253	5,482,750

Human Resource & Employment Services–0.31%
ManpowerGroup Inc.	17,500	1,192,975

Industrial Machinery–7.37%
ITT Corp.	78,421	3,172,914
Kennametal Inc.	114,163	4,085,894
Lincoln Electric Holdings, Inc.	52,806	3,648,366
SKF AB–Class B (Sweden)	228,594	4,809,016
Stanley Black & Decker Inc.	88,379	8,491,454
Xylem, Inc.	105,441	4,014,139
		28,221,783

Insurance Brokers–1.69%
Brown & Brown, Inc.	196,370	6,462,537

Life & Health Insurance–2.17%
Torchmark Corp.	153,231	8,300,523

Life Sciences Tools & Services–1.93%
Agilent Technologies, Inc.	93,493	3,827,604
Waters Corp.(b)	31,749	3,578,747
		7,406,351

Marine–1.02%
Kirby Corp.(b)	48,232	3,894,252

Multi-Utilities–1.05%
CMS Energy Corp.	116,127	4,035,413

Oil & Gas Drilling–0.54%
Nabors Industries Ltd.	157,694	2,046,868

Oil & Gas Equipment & Services–2.48%
Cameron International Corp.(b)	96,634	4,826,868
Dril-Quip, Inc.(b)	32,094	2,462,573
TETRA Technologies, Inc.(b)	329,740	2,202,663
		9,492,104

Oil & Gas Exploration & Production–2.61%
Concho Resources Inc.(b)	43,326	4,321,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Ultra Petroleum Corp.(b)	167,004	$2,197,773
Vermilion Energy, Inc. (Canada)	71,059	3,486,282
		10,005,824

Packaged Foods & Meats–2.43%
Hain Celestial Group, Inc. (The)(b)	88,102	5,135,466
JM Smucker Co. (The)	41,281	4,168,555
		9,304,021

Paper Packaging–1.29%
Packaging Corp. of America	63,095	4,924,565

Pharmaceuticals–4.20%
Endo International PLC(b)	78,440	5,657,093
Perrigo Co. PLC	29,628	4,952,616
Salix Pharmaceuticals, Ltd.(b)	47,674	5,479,650
		16,089,359

Property & Casualty Insurance–4.32%
Arch Capital Group Ltd.(b)	117,873	6,966,294
Progressive Corp. (The)	354,768	9,575,189
		16,541,483

Regional Banks–1.89%
First Republic Bank	138,948	7,241,970

Restaurants–0.60%
Brinker International, Inc.	39,378	2,311,095

Semiconductor Equipment–4.34%
KLA-Tencor Corp.	42,722	3,004,211
Lam Research Corp.	74,813	5,935,663
Teradyne, Inc.	388,643	7,691,245
		16,631,119

	Shares	Value
Semiconductors–4.19%
Linear Technology Corp.	200,510	$9,143,256
Xilinx, Inc.	159,559	6,907,309
		16,050,565

Specialized Finance–2.13%
Moody’s Corp.	85,062	8,149,790

Specialty Chemicals–2.36%
Cytec Industries Inc.	83,360	3,848,731
International Flavors & Fragrances Inc.	51,197	5,189,328
		9,038,059

Specialty Stores–1.24%
Dick’s Sporting Goods, Inc.	95,598	4,746,441

Technology Hardware, Storage & Peripherals–1.74%
NetApp, Inc.	160,800	6,665,160

Trading Companies & Distributors–0.92%
WESCO International, Inc.(b)	46,272	3,526,389
Total Common Stocks (Cost $237,191,021)		315,329,839

Money Market Funds–17.67%
Liquid Assets Portfolio–Institutional Class(c)	33,827,787	33,827,787
Premier Portfolio–Institutional Class(c)	33,827,787	33,827,787
Total Money Market Funds (Cost $67,655,574)		67,655,574
TOTAL INVESTMENTS–100.03% (Cost $304,846,595)		382,985,413
OTHER ASSETS LESS LIABILITIES–(0.03)%		(127,326)
NET ASSETS–100.00%		$382,858,087

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $237,191,021)	$315,329,839
Investments in affiliated money market funds, at value and cost	67,655,574
Total investments, at value (Cost $304,846,595)	382,985,413
Foreign currencies, at value (Cost $11,360)	11,312
Receivable for:
Fund shares sold	166,202
Dividends	248,947
Investment for trustee deferred compensation and retirement plans	112,265
Total assets	383,524,139

Liabilities:
Payable for:
Fund shares reacquired	184,808
Accrued fees to affiliates	322,558
Accrued trustees’ and officers’ fees and benefits	389
Accrued other operating expenses	29,923
Trustee deferred compensation and retirement plans	128,374
Total liabilities	666,052
Net assets applicable to shares outstanding	$382,858,087

Net assets consist of:
Shares of beneficial interest	$271,467,401
Undistributed net investment income	708,217
Undistributed net realized gain	32,543,692
Net unrealized appreciation	78,138,777
$382,858,087

Net Assets:
Series I	$254,553,132
Series II	$128,304,955

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	18,109,421
Series II	9,271,794
Series I:
Net asset value per share	$14.06
Series II:
Net asset value per share	$13.84

Investment income:
Dividends (net of foreign withholding taxes of $31,809)	$5,184,694
Dividends from affiliated money market funds	29,324
Total investment income	5,214,018

Expenses:
Advisory fees	2,906,723
Administrative services fees	1,096,311
Custodian fees	20,573
Distribution fees — Series II	312,016
Transfer agent fees	46,133
Trustees’ and officers’ fees and benefits	30,410
Other	65,259
Total expenses	4,477,425
Less: Fees waived	(109,042)
Net expenses	4,368,383
Net investment income	845,635

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	32,966,460
Foreign currencies	(10,074)
32,956,386
Change in net unrealized appreciation (depreciation) of:
Investment securities	(16,651,420)
Foreign currencies	(41)
(16,651,461)
Net realized and unrealized gain	16,304,925
Net increase in net assets resulting from operations	$17,150,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$845,635	$85,685
Net realized gain	32,956,386	44,561,331
Change in net unrealized appreciation (depreciation)	(16,651,461)	54,390,971
Net increase in net assets resulting from operations	17,150,560	99,037,987

Distributions to shareholders from net investment income:
Series I	(103,075)	(2,003,552)
Series ll	—	(528,944)
Total distributions from net investment income	(103,075)	(2,532,496)

Distributions to shareholders from net realized gains:
Series l	(29,565,808)	(20,224,718)
Series ll	(14,396,190)	(7,352,936)
Total distributions from net realized gains	(43,961,998)	(27,577,654)

Share transactions–net:
Series l	(18,688,127)	(47,972,492)
Series ll	20,690,882	9,558,731
Net increase (decrease) in net assets resulting from share transactions	2,002,755	(38,413,761)
Net increase (decrease) in net assets	(24,911,758)	30,514,076

Net assets:
Beginning of year	407,769,845	377,255,769
End of year (includes undistributed net investment income of $708,217 and $(24,268), respectively)	$382,858,087	$407,769,845

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Mid Cap Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Mid Cap Core Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Mid Cap Core Equity Fund

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $109,042.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $97,213 for accounting and fund administrative services and reimbursed $999,098 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $608 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$378,176,397	$4,809,016	$—	$382,985,413

Invesco V.I. Mid Cap Core Equity Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$12,133,140	$7,351,491
Long-term capital gain	31,931,933	22,758,659
Total distributions	$44,065,073	$30,110,150

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$4,442,113
Undistributed long-term gain	29,084,414
Net unrealized appreciation — investments	77,986,727
Net unrealized appreciation (depreciation) — other investments	(41)
Temporary book/tax differences	(122,527)
Shares of beneficial interest	271,467,401
Total net assets	$382,858,087

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $123,411,975 and $144,013,064, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$86,755,154
Aggregate unrealized (depreciation) of investment securities	(8,768,427)
Net unrealized appreciation of investment securities	$77,986,727

Cost of investments for tax purposes is $304,998,686.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2014, undistributed net investment income was decreased by $10,075 and undistributed net realized gain was increased by $10,075. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

		Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	728,130	$11,027,954	991,645	$14,071,664
Series II	2,443,423	36,548,302	2,245,959	32,080,534

Issued as reinvestment of dividends:
Series I	2,092,304	29,668,883	1,553,338	22,228,269
Series II	1,030,508	14,396,190	557,023	7,881,880

Reacquired:
Series I	(3,914,889)	(59,384,964)	(5,884,978)	(84,272,425)
Series II	(2,042,206)	(30,253,610)	(2,167,628)	(30,403,683)
Net increase (decrease) in share activity	337,270	$2,002,755	(2,704,641)	$(38,413,761)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$15.13	$0.05	$0.64	$0.69	$(0.01)	$(1.75)	$(1.76)	$14.06	4.43%	$254,553	1.01	%(d)	1.04	%(d)	0.29	%(d)	38%
Year ended 12/31/13	12.71	0.01	3.59	3.60	(0.11)	(1.07)	(1.18)	15.13	28.81	290,550	1.01		1.04		0.09		34
Year ended 12/31/12	11.56	0.09	1.18	1.27	(0.01)	(0.11)	(0.12)	12.71	10.96	286,607	1.02		1.05		0.69		59
Year ended 12/31/11	12.39	0.01	(0.80)	(0.79)	(0.04)	—	(0.04)	11.56	(6.38)	322,102	1.01		1.03		0.08		57
Year ended 12/31/10	10.92	0.03	1.50	1.53	(0.06)	—	(0.06)	12.39	14.11	411,812	1.01		1.03		0.27		61
Series II
Year ended 12/31/14	14.95	0.01	0.63	0.64	—	(1.75)	(1.75)	13.84	4.17	128,305	1.26	(d)	1.29	(d)	0.04	(d)	38
Year ended 12/31/13	12.58	(0.02)	3.54	3.52	(0.08)	(1.07)	(1.15)	14.95	28.46	117,219	1.26		1.29		(0.16)		34
Year ended 12/31/12	11.47	0.06	1.16	1.22	—	(0.11)	(0.11)	12.58	10.62	90,648	1.27		1.30		0.44		59
Year ended 12/31/11	12.28	(0.02)	(0.78)	(0.80)	(0.01)	—	(0.01)	11.47	(6.50)	65,196	1.26		1.28		(0.17)		57
Year ended 12/31/10	10.83	(0.00)	1.49	1.49	(0.04)	—	(0.04)	12.28	13.78	61,587	1.26		1.28		0.02		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $276,121 and $124,806 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$970.60	$5.02	$1,020.11	$5.14	1.01%
Series II	1,000.00	969.10	6.25	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$31,931,933
Corporate Dividends Received Deduction*	33.16%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Mid Cap Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIMCG-AR-1

NOT FDIC INSURED   |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Mid Cap Growth Fund had strong positive returns, but underperformed its style-specific benchmark, the Russell Midcap Growth Index. The Fund outperformed its style-specific benchmark in several sectors including the health care sector, but underperformed in the industrials, consumer discretionary and energy sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	8.04%
Series II Shares	7.69
S&P 500 Index‚ (Broad Market Index)	13.69
Russell Midcap Growth Index‚ (Style-Specific Index)	11.90
Lipper VUF Mid-Cap Growth Funds Index■ (Peer Group Index)	7.22

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    In this environment, the Fund had strong positive returns, but underperformed its style-specific index during the year. Relative outperformance in several sectors, especially in the health care sector was driven primarily by positive stock selection decisions. However, those sector gains were offset by underperformance in the industrials, consumer discretionary and energy sectors.

    The Fund outperformed its style-specific benchmark by the widest margin in the health care sector driven by positive stock selection decisions. The Fund was a long-term holder of Shire based on the company’s strength in treating rare diseases and attention deficit disorders. The company’s chief executive officer had reemphasized drug development and simultaneously cut overhead, allowing the company to deliver better-than-expected earnings through several quarters. The strength of the company’s products and organization led to an acquisition offer and it was positively reflected in its stock price. We sold our position in Shire for a substantial gain during the reporting period. Actavis was another contributor to performance. During the year, the company closed an acquisition, which increased the value of its drug portfolio and increased its exposure to branded drugs, where the company had previously received a majority of its revenues from generics. Additionally, the company’s stock price benefited from a flurry of consolidation activities among biotechnology companies, as the company was rumored to be both a potential target and acquirer. Medivation also contributed to Fund results as the company’s drug for prostate cancer generated better-than-expected sales and raised future estimates.

    The Fund also outperformed its style-specific benchmark in the consumer staples sector due to solid stock selection decisions, despite an underweight exposure to this relatively strong performing sector. In addition, wine and spirits company Constellation Brands was a solid contributor to Fund results in this sector.

    The area of greatest challenge during the year was the industrials sector, where the Fund trailed the style-specific index by the largest margin. Flowserv detracted from Fund results as it came under pressure during the middle of the year when the company’s expected large infrastructure projects did not materialize, and investors began to question the viability and size of the petrochemical build-out cycle from which the company would presumably benefit. Another detractor from Fund results was the engineering and construction company Mastec. Early in the year, all of the company’s business

Portfolio Composition
By sector
Consumer Discretionary	21.4%
Information Technology	19.3
Industrials	17.0
Health Care	15.6
Financials	8.4
Energy	5.8
Consumer Staples	5.4
Materials	3.7
Telecommunication Services	1.7
Money Market Funds
Plus Other Assets Less Liabilities	1.7

Top 10 Equity Holdings*

1.	NXP Semiconductors N.V.	2.4%
2.	Palo Alto Networks, Inc.	2.2
3.	PPG Industries, Inc.	2.0
4.	Harman International Industries, Inc.	2.0
5.	O’Reilly Automotive, Inc.	1.9
6.	Illumina, Inc.	1.9
7.	Mead Johnson Nutrition Co.	1.9
8.	Constellation Brands, Inc.- Class A	1.9
9.	Actavis PLC	1.9
10.	Signet Jewelers Ltd.	1.8

Top Five Industries*

1.	Semiconductors	6.0%
2.	Oil & Gas Exploration & Production	5.3
3.	Biotechnology	4.1
4.	Specialty Stores	3.5
5.	Pharmaceuticals	3.5

Total Net Assets	$268.7 million

Total Number of Holdings*	81

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Mid Cap Growth Fund

lines were prospering, as the company was gaining market share in building telecommunications infrastructure and its energy pipeline business had a growing backlog. The company was significantly hit though, when US telecommunications providers dramatically reduced their near-term network expansion plans, reducing Mastec’s immediate revenue expectations. Then, the downturn in oil prices during the fall also hurt the company’s outlook for future energy projects. One of the more disappointing holdings for the Fund was KBR, which experienced the loss of a large project cancelled by its sponsor. However, much more troubling was an accounting weakness in the company’s financial statements that led to a significant revision of its earnings. This opened questions regarding management oversight, eroded confidence and led to our sale of the company’s stocks during the reporting period.

    As we’ve discussed, the stock market experienced significant positive performance during the reporting period. However, stocks remained volatile and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco V.I. Mid Cap Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Mid Cap Growth Fund. He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

Invesco V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
10 Years	8.09%
5 Years	13.83
1 Year	8.04

Series II Shares
Inception (9/25/00)	0.47%
10 Years	8.00
5 Years	13.63
1 Year	7.69

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares, of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II share performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is September 25, 2000.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.08% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.25%
Aerospace & Defense–2.54%
B/E Aerospace, Inc.(b)	50,842	$2,949,853
DigitalGlobe Inc.(b)	124,895	3,867,998
KLX Inc.(b)	1	21
		6,817,872

Airlines–2.24%
Delta Air Lines, Inc.	72,389	3,560,815
United Continental Holdings Inc.(b)	36,613	2,449,044
		6,009,859

Apparel Retail–1.07%
L Brands, Inc.	33,196	2,873,114

Apparel, Accessories & Luxury Goods–1.83%
Michael Kors Holdings Ltd.(b)	25,011	1,878,326
Under Armour, Inc.–Class A(b)	44,885	3,047,692
		4,926,018

Application Software–2.24%
Cadence Design Systems, Inc.(b)	213,581	4,051,631
SolarWinds, Inc.(b)	39,254	1,956,027
		6,007,658

Asset Management & Custody Banks–2.80%
Affiliated Managers Group, Inc.(b)	13,114	2,783,316
Ameriprise Financial, Inc.	35,841	4,739,972
		7,523,288

Auto Parts & Equipment–1.04%
Gentherm Inc.(b)	76,097	2,786,672

Automobile Manufacturers–1.13%
Tesla Motors, Inc.(b)	13,709	3,049,019

Automotive Retail–1.93%
O’Reilly Automotive, Inc.(b)	26,947	5,190,531

Biotechnology–4.14%
Alexion Pharmaceuticals, Inc.(b)	22,253	4,117,473
Medivation Inc.(b)	44,404	4,423,082
Synageva BioPharma Corp.(b)(c)	27,979	2,596,171
		11,136,726

Building Products–3.53%
A.O. Smith Corp.	72,037	4,063,607
Lennox International Inc.	41,106	3,907,947
Owens Corning Inc.	42,045	1,505,632
		9,477,186

Casinos & Gaming–0.76%
Wynn Resorts Ltd.	13,736	2,043,367

Commodity Chemicals–0.62%
LyondellBasell Industries N.V.–Class A	21,127	1,677,273

	Shares	Value
Communications Equipment–2.16%
Palo Alto Networks, Inc.(b)	47,278	$5,794,864

Computer & Electronics Retail–1.06%
Best Buy Co., Inc.	72,993	2,845,267

Construction & Engineering–0.67%
MasTec Inc.(b)	79,179	1,790,237

Construction Machinery & Heavy Trucks–0.77%
Manitowoc Co., Inc. (The)	93,705	2,070,881

Consumer Electronics–1.95%
Harman International Industries, Inc.	49,056	5,234,766

Consumer Finance–1.28%
Discover Financial Services	52,426	3,433,379

Data Processing & Outsourced Services–1.09%
Alliance Data Systems Corp.(b)	10,275	2,939,164

Distillers & Vintners–1.86%
Constellation Brands, Inc.–Class A(b)	51,024	5,009,026

Diversified Support Services–1.03%
KAR Auction Services Inc.	79,680	2,760,912

Electrical Components & Equipment–1.04%
AMETEK, Inc.	26,707	1,405,589
Rockwell Automation, Inc.	12,403	1,379,214
		2,784,803

Electronic Components–1.58%
Amphenol Corp.–Class A	78,915	4,246,416

Electronic Equipment & Instruments–1.29%
Cognex Corp.(b)	83,887	3,467,050

Food Retail–1.65%
Kroger Co. (The)	69,188	4,442,561

Health Care Equipment–1.07%
Wright Medical Group, Inc.(b)	107,366	2,884,924

Health Care Facilities–1.09%
Universal Health Services, Inc.–Class B	26,292	2,925,248

Health Care Services–2.90%
Omnicare, Inc.	63,450	4,627,408
Team Health Holdings, Inc.(b)	55,218	3,176,692
		7,804,100

Home Entertainment Software–0.71%
Activision Blizzard, Inc.	94,625	1,906,694

Hotels, Resorts & Cruise Lines–1.08%
Royal Caribbean Cruises Ltd.	35,186	2,900,382

Household Appliances–0.96%
Whirlpool Corp.	13,270	2,570,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value
Housewares & Specialties–1.34%
Jarden Corp.(b)	75,255	$3,603,209

Industrial Conglomerates–1.23%
Carlisle Cos. Inc.	36,635	3,305,942

Industrial Machinery–1.22%
Flowserve Corp.	54,949	3,287,599

Internet Retail–0.52%
Netflix Inc.(b)	4,089	1,396,843

Internet Software & Services–0.50%
LinkedIn Corp.–Class A(b)	5,821	1,337,142

Investment Banking & Brokerage–1.22%
Lazard Ltd.–Class A	65,672	3,285,570

IT Consulting & Other Services–0.77%
Gartner, Inc.(b)	24,530	2,065,671

Leisure Products–1.58%
Brunswick Corp.	82,649	4,236,588

Life Sciences Tools & Services–2.89%
Illumina, Inc.(b)	27,715	5,115,634
VWR Corp.(b)	102,725	2,657,496
		7,773,130

Movies & Entertainment–1.57%
Cinemark Holdings, Inc.	118,373	4,211,711

Oil & Gas Equipment & Services–0.05%
Amec Foster Wheeler PLC–ADR (United Kingdom)	9,890	127,977

Oil & Gas Exploration & Production–5.25%
Cimarex Energy Co.	34,845	3,693,570
Concho Resources Inc.(b)	37,025	3,693,244
EQT Corp.	28,620	2,166,534
Laredo Petroleum Inc.(b)(c)	150,170	1,554,260
Pioneer Natural Resources Co.	20,070	2,987,419
		14,095,027

Oil & Gas Storage & Transportation–0.49%
Cheniere Energy, Inc.(b)	18,886	1,329,574

Packaged Foods & Meats–1.89%
Mead Johnson Nutrition Co.	50,454	5,072,645

Pharmaceuticals–3.53%
Actavis PLC(b)	19,393	4,991,952
Pacira Pharmaceuticals, Inc.(b)	50,703	4,495,328
		9,487,280

Regional Banks–1.48%
SVB Financial Group(b)	34,358	3,987,933

Research & Consulting Services–0.81%
IHS Inc.–Class A(b)	19,116	2,176,930

	Shares	Value
Semiconductor Equipment–1.37%
Applied Materials, Inc.	147,305	$3,670,841

Semiconductors–5.98%
Atmel Corp.(b)	316,974	2,660,997
Cavium Inc.(b)	65,418	4,044,141
Integrated Device Technology, Inc.(b)	152,977	2,998,349
NXP Semiconductors N.V. (Netherlands)(b)	83,167	6,353,959
		16,057,446

Specialized Finance–1.58%
Intercontinental Exchange, Inc.	19,415	4,257,515

Specialty Chemicals–3.09%
PPG Industries, Inc.	23,227	5,368,921
Valspar Corp. (The)	33,798	2,922,851
		8,291,772

Specialty Stores–3.54%
Signet Jewelers Ltd.	36,371	4,785,333
Tractor Supply Co.	59,942	4,724,628
		9,509,961

Systems Software–1.61%
ServiceNow, Inc.(b)	63,719	4,323,334

Trading Companies & Distributors–1.17%
United Rentals, Inc.(b)	30,882	3,150,273

Trucking–0.74%
Old Dominion Freight Line, Inc.(b)	25,672	1,993,174

Wireless Telecommunication Services–1.72%
SBA Communications Corp.–Class A(b)	41,678	4,616,255
Total Common Stocks & Other Equity Interests (Cost $189,124,103)		263,981,529

Money Market Funds–2.00%
Liquid Assets Portfolio–Institutional Class(d)	2,690,751	2,690,751
Premier Portfolio–Institutional Class(d)	2,690,751	2,690,751
Total Money Market Funds (Cost $5,381,502)		5,381,502
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.25% (Cost $194,505,605)		269,363,031

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.00%
Liquid Assets Portfolio–Institutional Class (Cost $2,683,125)(d)(e)	2,683,125	2,683,125
TOTAL INVESTMENTS–101.25% (Cost $197,188,730)		272,046,156
OTHER ASSETS LESS LIABILITIES–(1.25)%		(3,356,678)
NET ASSETS–100.00%		$268,689,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$2,626,525	$(2,625,525)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $189,124,103)*	$263,981,529
Investments in affiliated money market funds, at value and cost	8,064,627
Total investments, at value (Cost $197,188,730)	272,046,156
Receivable for:
Investments sold	46,217
Fund shares sold	25,764
Dividends	133,501
Investment for trustee deferred compensation and retirement plans	119,728
Other assets	34,661
Total assets	272,406,027

Liabilities:
Payable for:
Investments purchased	232,620
Fund shares reacquired	379,928
Collateral upon return of securities loaned	2,683,125
Accrued fees to affiliates	261,964
Accrued trustees’ and officers’ fees and benefits	368
Accrued other operating expenses	27,260
Trustee deferred compensation and retirement plans	131,284
Total liabilities	3,716,549
Net assets applicable to shares outstanding	$268,689,478

Net assets consist of:
Shares of beneficial interest	$176,165,393
Undistributed net investment income (loss)	(121,602)
Undistributed net realized gain	17,788,261
Net unrealized appreciation	74,857,426
$268,689,478

Net Assets:
Series I	$106,390,484
Series II	$162,298,994

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	18,404,074
Series II	28,252,728
Series I:
Net asset value and offering price per share	$5.78
Series II:
Net asset value per share	$5.74

*	At December 31, 2014, securities with an aggregate value of $2,626,525 were on loan to brokers.

Investment income:
Dividends	$1,961,654
Dividends from affiliated money market funds (includes securities lending income of $5,212)	6,497
Total investment income	1,968,151

Expenses:
Advisory fees	2,065,516
Administrative services fees	729,626
Custodian fees	16,875
Distribution fees — Series II	414,066
Transfer agent fees	55,564
Trustees’ and officers’ fees and benefits	27,886
Other	62,464
Total expenses	3,371,997
Less: Fees waived	(4,311)
Net expenses	3,367,686
Net investment income (loss)	(1,399,535)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains (losses) from securities sold to affiliates of $(22,750))	36,941,281
Change in net unrealized appreciation (depreciation) of investment securities	(15,377,922)
Net realized and unrealized gain	21,563,359
Net increase in net assets resulting from operations	$20,163,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(1,399,535)	$(1,440,830)
Net realized gain	36,941,281	33,231,759
Change in net unrealized appreciation (depreciation)	(15,377,922)	48,244,861
Net increase in net assets resulting from operations	20,163,824	80,035,790

Distributions to shareholders from net investment income:
Series I	—	(407,098)
Series ll	—	(340,975)
Total distributions from net investment income	—	(748,073)

Share transactions–net:
Series l	(17,038,304)	(3,506,135)
Series ll	(22,232,293)	(19,663,937)
Net increase (decrease) in net assets resulting from share transactions	(39,270,597)	(23,170,072)
Net increase (decrease) in net assets	(19,106,773)	56,117,645

Net assets:
Beginning of year	287,796,251	231,678,606
End of year (includes undistributed net investment income (loss) of $(121,602) and $(115,576), respectively)	$268,689,478	$287,796,251

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Mid Cap Growth Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Mid Cap Growth Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $4,311.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $68,342 for accounting and fund administrative services and reimbursed $661,284 for services provided by insurance companies.

Invesco V.I. Mid Cap Growth Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $3,102 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities sales of $184,028, which resulted in net realized gains (losses) of $(22,750).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Mid Cap Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$—	$748,073

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$21,254,062
Net unrealized appreciation — investments	74,483,581
Temporary book/tax differences	(121,602)
Capital loss carryforward	(3,091,956)
Shares of beneficial interest	176,165,393
Total net assets	$268,689,478

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $15,822,221 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2015	$3,091,956	$—	$3,091,956

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $192,961,289 and $236,097,048, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$78,986,837
Aggregate unrealized (depreciation) of investment securities	(4,503,256)
Net unrealized appreciation of investment securities	$74,483,581

Cost of investments for tax purposes is $197,562,575.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2014, undistributed net investment income (loss) was increased by $1,393,509, undistributed net realized gain was increased by $8,463 and shares of beneficial interest was decreased by $1,401,972. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	2,719,313	$15,046,775	4,453,038	$21,048,421
Series II	3,222,420	17,657,513	3,279,959	15,349,740

Issued as reinvestment of dividends:
Series I	—	—	82,576	407,098
Series II	—	—	69,304	340,975

Reacquired:
Series I	(5,866,476)	(32,085,079)	(5,431,033)	(24,961,654)
Series II	(7,324,414)	(39,889,806)	(7,695,456)	(35,354,652)
Net increase (decrease) in share activity	(7,249,157)	$(39,270,597)	(5,241,612)	$(23,170,072)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$5.35	$(0.02)		$0.45	$0.43	$—	$—	$—	$5.78	8.04%	$106,390	1.07	%(d)	1.07	%(d)	(0.36	)%(d)	71%
Year ended 12/31/13	3.92	(0.02)		1.47	1.45	(0.02)	—	(0.02)	5.35	37.01	115,319	1.08		1.08		(0.41)		76
Year ended 12/31/12	3.69	0.02	(e)	0.41	0.43	—	(0.20)	(0.20)	3.92	11.60	88,091	1.06		1.12		0.54	(e)	92
Year ended 12/31/11	4.05	(0.01)		(0.35)	(0.36)	—	—	—	3.69	(8.89)	11	1.00		1.14		(0.36)		137
Year ended 12/31/10(f)	3.30	(0.00	)(g)	0.75	0.75	—	—	—	4.05	22.73	12	1.01	(h)	1.12	(h)	(0.18	)(h)	105
Series II
Year ended 12/31/14	5.33	(0.03)		0.44	0.41	—	—	—	5.74	7.69	162,299	1.32	(d)	1.32	(d)	(0.61	)(d)	71
Year ended 12/31/13	3.91	(0.03)		1.46	1.43	(0.01)	—	(0.01)	5.33	36.60	172,478	1.33		1.33		(0.66)		76
Year ended 12/31/12	3.68	0.01	(e)	0.42	0.43	—	(0.20)	(0.20)	3.91	11.63	143,588	1.31		1.37		0.29	(e)	92
Year ended 12/31/11	4.06	(0.02)		(0.36)	(0.38)	—	—	—	3.68	(9.36)	65,080	1.25		1.39		(0.61)		137
Year ended 12/31/10	3.19	(0.02)		0.89	0.87	—	—	—	4.06	27.27	79,461	1.26		1.37		(0.53)		105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $158,450,343 and sold of $99,449,268 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Development Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $109,776 and $165,626 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes special cash dividends received of $3.92 per share owned of Aveta Inc. on August 16, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.28% and $0.00 and 0.03% for Series I and Series II shares, respectively.
(f)	Commencement date of June 1, 2010.
(g)	Amount is less than $0.01 per share.
(h)	Annualized.

Invesco V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,021.20	$5.45	$1,019.81	$5.45	1.07%
Series II	1,000.00	1,019.50	6.72	1,018.55	6.72	1.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Money Market Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMKT-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion

Fund information

This annual report on Invesco V.I. Money Market Fund covers the year ended December 31, 2014.

    As of December 31, 2014, the Fund’s net assets totaled $624.0 million. As of the same date, the Fund’s weighted average maturity was 33 days and the Fund’s weighted average life was 37 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

The US economy continued to expand, albeit slowly, in the year ended December 31, 2014. Gross domestic product, the broadest measure of overall US economic activity, continued to increase, hitting an annualized rate of 5% in the third quarter, the highest quarterly growth rate since the third quarter of 2003.1 Labor market conditions continued to improve and inflation remained subdued.

    In January 2014, Ben Bernanke stepped down and Janet Yellen took over as Chair of the US Federal Reserve (the Fed). Despite this change in leadership, the Fed’s policy remained largely unchanged during the reporting period. Consistent with the guidance provided by Bernanke in late 2013, the Fed started withdrawing liquidity from the markets, by reducing, or “tapering,” its asset purchases beginning in January 2014. The Fed continued to taper its asset purchases throughout the reporting period, finally ending its asset purchase program in November 2014. Concerns that these policies would result in higher interest rates did not materialize as long-term interest rates largely fell throughout the reporting period. Money market rates remained low during the year as the Fed maintained a highly accommodative monetary policy, maintaining its “lower for longer” language, and keeping the target range for the federal funds rate between 0% and 0.25%.

    Another important addition to the Fed’s policy during the reporting period was the expanded use of the Reverse Repo (Repurchase Agreement) Facility, which was first announced in late 2013. The facility, which allows the Fed to make collateralized overnight loans to counterparties, could serve as another important tool to help the Fed improve its ability to control short-term interest rates and the effectiveness of its monetary policy. Use of the facility continued to gain traction among money market investors who continued to face low and falling short-term interest rates during the reporting period. The Fed extended the facility, which was initially set to end on January 31, 2015, to January 29, 2016.

    Given the Fed’s commitment to accommodative monetary policy, money market funds continued to operate in an ultra-low interest rate environment.

    In an evolving and challenging environment for money market funds, Invesco Global Liquidity remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield.

    Thank you for investing with us.

1	US Bureau of Economic Analysis

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund.

Portfolio Composition by Maturity
In days, as of 12/31/14

1 – 7	35.7%
8 – 30	20.6
31 – 60	21.9
61 – 90	10.2
91 – 180	10.7
181+	0.9

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

Invesco V.I. Money Market Fund

Invesco V.I. Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Banking and financial services industry focus risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit, time deposits and bankers acceptances. To the extent the Fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.

    Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations;

decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Liquidity is also the risk that a Fund may not be able to pay redemption proceeds within an allowable amount of time.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

    Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore, the SEC recently adopted amendments to money market fund regulations that, when implemented, could impact the Fund’s operations and possibly negatively impact its return.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement resulting in losses.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

    Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.

Invesco V.I. Money Market Fund

Schedule of Investments

December 31, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Paper–62.53%(a)
Asset-Backed Securities–Consumer Receivables–5.91%
Old Line Funding, LLC(b)	0.17%	02/18/15	$5,000	$4,998,866
Old Line Funding, LLC(b)	0.18%	02/18/15	5,000	4,998,800
Old Line Funding, LLC(b)	0.19%	02/17/15	5,000	4,998,760
Old Line Funding, LLC(b)	0.23%	04/07/15	6,000	5,996,320
Sheffield Receivables Corp.(b)	0.21%	01/27/15	2,000	1,999,697
Thunder Bay Funding, LLC(b)	0.23%	02/02/15	1,900	1,899,611
Thunder Bay Funding, LLC(b)	0.23%	04/15/15	10,000	9,993,356
Thunder Bay Funding, LLC(b)	0.27%	06/09/15	2,000	1,997,615
				36,883,025

Asset-Backed Securities–Fully Supported–2.00%
Kells Funding LLC (CEP–FMS Wertmanagement)(b)(c)	0.16%	03/02/15	5,000	4,998,667
Kells Funding LLC (CEP–FMS Wertmanagement)(b)(c)	0.21%	04/14/15	2,500	2,498,498
Kells Funding LLC (CEP–FMS Wertmanagement)(b)(c)(d)	0.24%	01/15/15	5,000	5,000,140
				12,497,305

Asset-Backed Securities–Fully Supported Bank–16.74%
Atlantic Asset Securitization LLC (CEP–Credit Agricole Corporate & Investment Bank)(b)(c)	0.14%	01/21/15	15,000	14,998,833
Atlantic Asset Securitization LLC (CEP–Credit Agricole Corporate & Investment Bank)(b)(c)(d)	0.20%	03/27/15	1,000	1,000,000
Cancara Asset Securitization LLC (CEP–Lloyds Bank PLC)(b)(c)	0.14%	01/02/15	5,000	4,999,980
Cancara Asset Securitization LLC (CEP–Lloyds Bank PLC)(b)(c)	0.15%	01/02/15	1,500	1,499,994
Cancara Asset Securitization LLC (CEP–Lloyds Bank PLC)(b)(c)	0.15%	01/06/15	10,000	9,999,792
Cedar Springs Capital Co. (CEP–Guggenheim Treasury Services, LLC)(b)(c)	0.30%	03/06/15	500	499,733
Collateralized Commercial Paper Co., LLC (CEP–JPMorgan Chase & Co.)	0.27%	02/18/15	5,000	4,998,200
Collateralized Commercial Paper Co., LLC (CEP–JPMorgan Chase & Co.)	0.27%	03/02/15	2,000	1,999,100
Collateralized Commercial Paper Co., LLC (CEP–JPMorgan Chase & Co.)	0.27%	03/09/15	2,800	2,798,593
Collateralized Commercial Paper II Co., LLC (CEP–JPMorgan Chase & Co.)(b)	0.21%	01/05/15	1,000	999,977
Collateralized Commercial Paper II Co., LLC (CEP–JPMorgan Chase & Co.)(b)	0.30%	03/02/15	6,000	5,997,000
Gotham Funding Corp. (CEP–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(b)(c)	0.17%	01/21/15	1,500	1,499,858
Govco LLC (CEP–Citibank NA)(b)	0.18%	02/10/15	5,000	4,999,000
Govco LLC (CEP–Citibank NA)(b)	0.18%	02/12/15	1,500	1,499,685
Liberty Street Funding LLC (CEP–Bank of Nova Scotia)(b)(c)	0.17%	02/18/15	3,000	2,999,320
LMA Americas LLC (CEP–Credit Agricole Corporate & Investment Bank)(b)(c)	0.19%	01/20/15	15,000	14,998,496
Manhattan Asset Funding Co. LLC (CEP–Sumitomo Mitsui Financial Group Inc.)(b)(c)	0.18%	01/08/15	5,000	4,999,825
Manhattan Asset Funding Co. LLC (CEP–Sumitomo Mitsui Financial Group Inc.)(b)(c)	0.21%	01/02/15	6,200	6,199,964
Manhattan Asset Funding Co. LLC (CEP–Sumitomo Mitsui Financial Group Inc.)(b)(c)	0.22%	01/27/15	2,500	2,499,603
Scaldis Capital LLC (CEP–BNP Paribas Fortis)(b)(c)	0.22%	02/13/15	5,000	4,998,686
Victory Receivables Corp. (CEP–Bank of Tokyo-Mitsubishi UFJ Ltd. (The))(b)(c)	0.19%	01/22/15	10,000	9,998,892
				104,484,531

Asset-Backed Securities–Multi-Purpose–11.53%
Chariot Funding, LLC(b)	0.21%	02/04/15	10,000	9,998,017
Chariot Funding, LLC(b)	0.21%	04/16/15	5,000	4,996,937
CRC Funding, LLC(b)	0.20%	03/18/15	15,000	14,993,667
Jupiter Securitization Co. LLC(b)	0.25%	06/09/15	5,000	4,994,479
Mont Blanc Capital Corp.(b)(c)	0.19%	01/08/15	5,000	4,999,815
Nieuw Amsterdam Receivables Corp.(b)(c)	0.18%	02/06/15	5,000	4,999,100
Nieuw Amsterdam Receivables Corp.(b)(c)	0.18%	03/03/15	1,500	1,499,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Asset-Backed Securities–Multi-Purpose–(continued)
Nieuw Amsterdam Receivables Corp.(b)(c)	0.18%	03/05/15	$2,500	$2,499,212
Regency Markets No. 1 LLC(b)(c)	0.14%	01/02/15	10,000	9,999,961
Regency Markets No. 1 LLC(b)(c)	0.16%	01/15/15	10,000	9,999,378
Versailles Commercial Paper LLC(b)(d)	0.24%	01/21/15	1,000	1,000,000
Versailles Commercial Paper LLC(b)(d)	0.24%	01/21/15	1,000	1,000,000
Versailles Commercial Paper LLC(b)(d)	0.24%	01/21/15	1,000	1,000,000
				71,980,109

Diversified Banks–18.14%
ANZ New Zealand Int’l Ltd.(b)(c)	0.20%	01/07/15	1,300	1,299,957
BNP Paribas Finance, Inc.(c)	0.22%	01/15/15	2,500	2,499,786
BNP Paribas Finance, Inc.(c)	0.24%	03/16/15	8,500	8,495,807
BPCE S.A.(b)(c)	0.20%	02/06/15	15,000	14,997,000
Commonwealth Bank of Australia(b)(c)(d)	0.15%	02/24/15	2,300	2,299,483
Commonwealth Bank of Australia(b)(c)(d)	0.21%	05/19/15	1,500	1,500,000
Commonwealth Bank of Australia(b)(c)(d)	0.22%	06/04/15	2,200	2,199,948
Dexia Credit Local S.A.(c)	0.25%	04/09/15	5,000	4,996,597
Dexia Credit Local S.A.(c)	0.25%	06/19/15	3,000	2,996,479
Dexia Credit Local S.A.(c)	0.30%	04/20/15	2,000	1,998,183
ING (US) Funding LLC(c)	0.18%	02/03/15	2,000	1,999,670
JPMorgan Securities LLC(b)	0.25%	02/09/15	6,000	5,998,375
Mizuho Funding, LLC(b)(c)	0.22%	01/07/15	2,300	2,299,918
National Australia Funding Delaware Inc.(b)(c)	0.19%	01/15/15	2,100	2,099,845
Natixis(c)	0.13%	01/05/15	10,000	9,999,856
Oversea-Chinese Banking Corp. Ltd.(c)	0.23%	04/09/15	5,000	4,996,869
Rabobank (USA) Financial Corp.(c)	0.21%	01/20/15	2,000	1,999,778
Standard Chartered Bank(b)(c)	0.21%	01/05/15	1,000	999,977
Standard Chartered Bank(b)(c)	0.21%	02/17/15	5,000	4,998,629
Standard Chartered Bank(b)(c)	0.22%	04/02/15	4,400	4,397,553
Standard Chartered Bank(b)(c)	0.28%	05/21/15	5,000	4,994,556
Sumitomo Mitsui Banking Corp.(b)(c)	0.25%	04/10/15	5,000	4,996,562
Sumitomo Mitsui Trust Bank Ltd.(b)(c)	0.16%	01/12/15	2,500	2,499,878
Sumitomo Mitsui Trust Bank Ltd.(b)(c)	0.17%	01/30/15	5,000	4,999,315
Sumitomo Mitsui Trust Bank Ltd.(b)(c)	0.19%	01/12/15	10,000	9,999,419
Sumitomo Mitsui Trust Bank Ltd.(b)(c)	0.21%	03/16/15	2,600	2,598,878
				113,162,318

IT Consulting & Other Services–0.31%
International Business Machines Corp.(b)	0.01%	01/02/15	1,900	1,899,999

Life & Health Insurance–0.80%
MetLife Short Term Funding LLC(b)	0.14%	01/16/15	5,000	4,999,708

Other Diversified Financial Services–1.33%
General Electric Capital Corp.	0.19%	01/07/15	1,300	1,299,959
General Electric Capital Corp.	0.20%	02/04/15	7,000	6,998,678
				8,298,637

Regional Banks–2.26%
Abbey National North America LLC(c)	0.11%	01/16/15	5,000	4,999,771
Banque et Caisse d’Epargne de l’Etat(c)	0.18%	03/23/15	1,500	1,499,392
BNZ International Funding Ltd.(b)(c)	0.16%	02/26/15	5,000	4,998,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Regional Banks–(continued)
Macquarie Bank Ltd.(b)(c)	0.23%	02/06/15	$1,600	$1,599,632
Macquarie Bank Ltd.(b)(c)	0.26%	03/13/15	1,000	999,487
				14,097,038

Soft Drinks–0.48%
Coca-Cola Co. (The)(b)	0.17%	02/10/15	1,500	1,499,717
Coca-Cola Co. (The)(b)	0.20%	03/10/15	1,500	1,499,433
				2,999,150

Specialized Finance–3.03%
Caisse des Depots et Consignations(b)(c)	0.16%	02/05/15	1,500	1,499,774
Caisse des Depots et Consignations(b)(c)	0.16%	02/18/15	1,500	1,499,690
Caisse des Depots et Consignations(b)(c)	0.19%	03/09/15	1,900	1,899,328
CDP Financial Inc.(b)(c)	0.16%	02/17/15	5,000	4,998,956
CDP Financial Inc.(b)(c)	0.16%	03/13/15	5,000	4,998,422
CDP Financial Inc.(b)(c)	0.19%	02/02/15	4,000	3,999,324
				18,895,494
Total Commercial Paper (Cost $390,197,314)				390,197,314

Certificates of Deposit–23.86%
Australia & New Zealand Banking Group, Ltd.(c)	0.17%	02/02/15	1,000	1,000,000
Bank of Montreal(c)	0.18%	02/10/15	5,000	4,999,889
Bank of Montreal(c)	0.21%	02/09/15	1,800	1,800,000
Bank of Nova Scotia(c)	0.17%	01/15/15	5,000	5,000,000
Bank of Nova Scotia(c)	0.20%	02/02/15	1,500	1,500,000
Bank of Nova Scotia(c)(d)	0.33%	04/01/15	4,000	4,000,000
Bank of Nova Scotia(c)(d)	0.33%	01/29/16	700	700,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)(c)	0.14%	01/06/15	5,000	5,000,000
Citibank N.A.	0.18%	02/09/15	1,600	1,600,000
Mitsubishi UFJ Trust & Banking Corp.(c)	0.16%	01/05/15	5,000	5,000,000
Mitsubishi UFJ Trust & Banking Corp.(c)	0.18%	02/04/15	10,000	10,000,000
Mizuho Bank Ltd.(c)	0.22%	03/17/15	5,000	5,000,000
Nordea Bank Finland PLC(c)	0.15%	01/05/15	5,000	5,000,000
Norinchukin Bank (The)(c)	0.17%	01/30/15	5,000	5,000,000
Norinchukin Bank (The)(c)	0.20%	01/13/15	1,400	1,400,000
Norinchukin Bank (The)(c)	0.20%	01/13/15	1,900	1,900,000
Norinchukin Bank (The)(c)	0.26%	01/06/15	1,300	1,300,000
Norinchukin Bank (The)(c)	0.26%	02/02/15	1,000	1,000,000
Oversea-Chinese Banking Corp. Ltd.(c)	0.17%	01/06/15	1,400	1,400,000
Oversea-Chinese Banking Corp. Ltd.(c)	0.17%	02/12/15	1,200	1,200,000
Royal Bank of Canada(c)(d)	0.35%	01/04/16	2,000	2,000,000
Skandinaviska Enskilda Banken AB(c)	0.04%	01/02/15	31,000	31,000,000
Sumitomo Mitsui Banking Corp. (c)	0.20%	01/06/15	5,000	5,000,000
Svenska Handelsbanken AB(c)	0.05%	01/02/15	31,000	31,000,000
Swedbank AB(c)	0.08%	01/07/15	10,000	10,000,000
Toronto-Dominion Bank (The)(c)	0.15%	02/03/15	5,000	5,000,000
Toronto-Dominion Bank (The)(c)	0.17%	01/08/15	1,100	1,100,000
Total Certificates of Deposit (Cost $148,899,889)				148,899,889

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Demand Notes–4.32%(e)
Credit Enhanced–4.32%
Atlanticare Health Services, Inc.; Series 2003, VRD Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(f)	0.16%	10/01/33	$4,500	$4,500,000
Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(f)	0.13%	12/01/28	3,360	3,360,000
Collier (County of), Florida Industrial Development Authority (Allete, Inc.); Series 2006, Ref. VRD IDR (LOC–Wells Fargo Bank, N.A.)(f)	0.09%	10/01/25	1,000	1,000,000
Gary Chicago International Airport Authority (Gary Jet Center); Series 2011, Multi-Modal Special Purpose Facility, VRD RB (LOC–BMO Harris Bank NA)(f)	0.12%	05/01/36	7,510	7,510,000
Hamilton (County of), Ohio (Children’s Hospital Medical Center); Series 1997 A, VRD Hospital Facilities RB (LOC–PNC Bank, N.A.)(f)	0.04%	05/15/17	600	600,000
Keep Memory Alive; Series 2013, VRD Taxable Bonds (LOC–PNC Bank, N.A.)(f)	0.11%	05/01/37	3,720	3,720,000
M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(f)	0.23%	01/01/33	2,100	2,100,000
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(f)	0.15%	03/01/39	1,500	1,500,000
Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(f)	0.16%	12/01/27	2,190	2,190,000
Rock Island (County of), Illinois Metropolitan Airport Authority (Quad City International Airport Air Freight); Series 1998 A, VRD Priority RB (LOC–U.S. Bank, N.A.)(f)	0.11%	12/01/18	230	230,000
St. Jean Industries, Inc.; Series 2006, VRD Taxable Notes (LOC–General Electric Capital Corp.)(b)(f)	0.13%	10/01/21	280	280,000
Total Variable Rate Demand Notes (Cost $26,990,000)				26,990,000

Bonds & Notes–1.93%
Commonwealth Bank of Australia, Sr. Unsec. Notes(b)(c)	3.50%	03/19/15	2,000	2,013,746
General Electric Capital Corp., Sr. Unsec. Floating Rate Medium-Term Notes(d)	0.61%	01/09/15	7,000	7,000,622
Wells Fargo Bank, N.A., Unsec. Floating Rate Medium-Term Notes(d)	0.37%	01/20/16	3,000	3,000,000
Total Bonds & Notes (Cost $12,014,368)				12,014,368

U.S. Government Sponsored Agency Securities–0.80%
Overseas Private Investment Corp. (OPIC)–0.80%
Unsec. Gtd. VRD Bonds(e) (Cost $5,000,000)	0.11%	09/15/20	5,000	5,000,000
TOTAL INVESTMENTS (excluding Repurchase Agreements)–93.44% (Cost $583,101,571)				583,101,571

			Repurchase Amount
Repurchase Agreements–7.27%(g)
Credit Agricole Corporate & Investment Bank, Joint agreement dated 12/31/14, aggregate maturing value of $175,000,583 (collateralized by U.S. Treasury obligations valued at $178,500,082; 0.13%, 04/15/19)	0.06%	01/02/15	20,000,067	20,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., Term agreement dated 12/29/14, maturing value of $10,007,500 (collateralized by Domestic Non-Agency Asset-backed and Mortgage-backed securities valued at $10,998,540; 0%-5.82%, 04/25/35-09/08/46)(h)	0.45%	02/27/15	10,007,500	10,000,000
RBC Capital Markets Corp., Term agreement dated 12/30/14, maturing value of $5,003,250 (collateralized by Domestic and Foreign Corporate obligations valued at $5,250,001; 0%-6.88%, 03/01/16-10/10/36)(c)(h)	0.26%	03/30/15	5,003,250	5,000,000
Wells Fargo Securities, LLC, Joint agreement dated 12/31/14, aggregate maturing value of $550,002,444 (collateralized by Agency Mortgage-backed securities valued at $561,000,000; 0.46%-8.50%, 01/25/18-01/01/45)	0.08%	01/02/15	10,390,334	10,390,288
Total Repurchase Agreements (Cost $45,390,288)				45,390,288
TOTAL INVESTMENTS(i)(j)–100.71% (Cost $628,491,859)				628,491,859
OTHER ASSETS LESS LIABILITIES–(0.71)%				(4,442,979)
NET ASSETS–100.00%				$624,048,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Investment Abbreviations:

CEP	– Credit Enhancement Provider
IDR	– Industrial Development Revenue Bonds
Gtd.	– Guaranteed
LOC	– Letter of Credit
Ref.	– Refunding
RB	– Revenue Bonds
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2014 was $330,014,342, which represented 52.88% of the Fund’s Net Assets.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Japan: 14.9%; Sweden: 12.3%; France: 12.3%; United Kingdom: 9.1%; Canada: 7.7% other countries less than 5% each: 11.2%.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2014.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2014.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(i)	Also represents cost for federal income tax purposes.
(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Mitsubishi UFJ Financial Group, Inc.	5.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, excluding repurchase agreements, at value and cost	$583,101,571
Repurchase agreements, at value and cost	45,390,288
Total investments, at value and cost	628,491,859
Receivable for:
Fund shares sold	362,034
Interest	62,952
Fund expenses absorbed	78,796
Investment for trustee deferred compensation and retirement plans	58,690
Total assets	629,054,331

Liabilities:
Payable for:
Fund shares reacquired	4,775,447
Dividends	104
Accrued fees to affiliates	163,225
Accrued trustees’ and officers’ fees and benefits	645
Accrued other operating expenses	1,793
Trustee deferred compensation and retirement plans	64,237
Total liabilities	5,005,451
Net assets applicable to shares outstanding	$624,048,880

Net assets consist of:
Shares of beneficial interest	$624,058,128
Undistributed net investment income	(9,539)
Undistributed net realized gain	291
$624,048,880

Net Assets:
Series I	$606,552,836
Series II	$17,496,044

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	606,551,168
Series II	17,495,995
Series I:
Net asset value per share	$1.00
Series II:
Net asset value per share	$1.00

Investment income:
Interest	$913,972

Expenses:
Advisory fees	1,974,665
Administrative services fees	545,982
Custodian fees	12,305
Distribution fees — Series II	45,476
Transfer agent fees	8,210
Trustees’ and officers’ fees and benefits	30,079
Other	50,859
Total expenses	2,667,576
Less: Fees waived and expenses reimbursed	(1,823,313)
Net expenses	844,263
Net investment income	69,709
Net realized gain from investment securities	1,738
Net increase in net assets resulting from operations	$71,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$69,709	$90,966
Net realized gain (loss)	1,738	(702)
Net increase in net assets resulting from operations	71,447	90,264

Distributions to shareholders from net investment income:
Series I	(67,296)	(89,711)
Series ll	(2,413)	(1,255)
Total distributions from net investment income	(69,709)	(90,966)

Share transactions–net:
Series l	184,059,944	265,560,533
Series ll	1,613,097	15,137,429
Net increase in net assets resulting from share transactions	185,673,041	280,697,962
Net increase in net assets	185,674,779	280,697,260

Net assets:
Beginning of year	438,374,101	157,676,841
End of year (includes undistributed net investment income of $(9,539) and $(2,496), respectively)	$624,048,880	$438,374,101

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net

Invesco V.I. Money Market Fund

investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of nongovernment securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.40%
Over $250 million	0.35%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares

Invesco V.I. Money Market Fund

to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended December 31, 2014, Invesco voluntarily waived advisory fees of $1,777,837 and reimbursed class level expenses of $45,476 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $126,549 for accounting and fund administrative services and reimbursed $419,433 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Money Market Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$69,709	$90,966

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$49,982
Temporary book/tax differences	(59,230)
Shares of beneficial interest	624,058,128
Total net assets	$624,048,880

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,447 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on December 31, 2014, undistributed net investment income was decreased by $7,043 and shares of beneficial interest was increased by $7,043. This reclassification had no effect on the net assets of the Fund.

NOTE 8—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	1,289,451,981	$1,289,451,981	1,037,143,323	$1,037,143,323
Series II	40,068,335	40,068,335	29,306,348	29,306,348

Issued as reinvestment of dividends:
Series I	64,806	64,806	82,613	82,613
Series II	2,413	2,413	1,255	1,255

Reacquired:
Series I	(1,105,456,843)	(1,105,456,843)	(771,665,403)	(771,665,403)
Series II	(38,457,651)	(38,457,651)	(14,170,174)	(14,170,174)
Net increase in share activity	185,673,041	$185,673,041	280,697,962	$280,697,962

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 96% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Money Market Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net realized gains (losses) on securities	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Series I
Year ended 12/31/14	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.01%	$606,553	0.16	%(c)	0.50	%(c)	0.01	%(c)
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	422,491	0.16		0.70		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	156,931	0.23		0.54		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	198,533	0.17		0.57		0.05
Year ended 12/31/10	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	25,578	0.16		1.01		0.18
Series II
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	17,496	0.16	(c)	0.75	(c)	0.01	(c)
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	15,883	0.16		0.95		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	746	0.23		0.79		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	1,022	0.17		0.82		0.05
Year ended 12/31/10	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	1,024	0.16		1.26		0.18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are based on average daily net assets (000’s omitted) of $510,285 and $18,190 for Series I and Series II shares, respectively.

Invesco V.I. Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,000.10	$0.80	$1,024.40	$0.81	0.16%
Series II	1,000.00	1,000.10	0.80	1,024.40	0.81	0.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Money Market Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VISPI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. S&P 500 Index Fund slightly underperformed its broad market/style-specific index, the S&P 500 Index. The Fund seeks to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	13.32%
Series II Shares	12.96
S&P 500 Index‚ (Broad Market/Style-Specific Index)	13.69
Lipper VUF S&P 500 Funds Index■ (Peer Group Index)	13.30

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    For the reporting period, nine of the 10 sectors of the S&P 500 Index had positive returns with the energy sector being the exception. The Fund stayed true to its process by investing in all components of the S&P 500 Index. Sectors that contributed the most to overall Fund performance were the information technology (IT), health care and financials sectors. While telecommunication services and materials both posted positive returns, they contributed the least to the Fund’s relative performance. The energy sector, which posted negative returns, was the largest detractor from relative performance. The Fund’s allocation to S&P 500 futures contracts was a slight contributor to Fund performance.

    Within the IT sector, Apple and Microsoft were top contributors to Fund performance. In September, Apple launched its new iPhone 6 and iPhone 6 Plus. Shares rose to an all-time high in November on smartphone sales data. In October, Microsoft stock rallied after its fiscal first quarter earnings came in above analyst expectations due to cloud and hardware sales. Intel was also a key contributor within the IT sector due to strong PC and server chip sales.

    Also contributing to the Fund’s performance were Berkshire Hathaway and Wells Fargo, both delivered strong double-digit returns for the fiscal year. Throughout the reporting period, Berkshire Hathaway completed successful acquisitions and expanded its insurance business. Also contributing to the company’s performance was the purchase of Duracell battery from Procter & Gamble.

    Several stocks declined during the reporting period, including Amazon and Exxon Mobil. Amazon launched its much hyped first smartphone, the Amazon Fire phone, in June. The phone saw less than expected sales causing Amazon to report a $170 million write-down in October.1 While the energy sector struggled due to falling oil prices from a supply glut and decreasing demand, Exxon Mobil weighed on Fund performance as it is one of two heaviest weighted energy stocks in the S&P 500 Index.

Portfolio Composition
By sector

Information Technology	19.5%
Financials	16.4
Health Care	14.1
Consumer Discretionary	12.3
Industrials	10.3
Consumer Staples	9.7
Energy	8.3
Utilities	3.3
Materials	3.1
Telecommunication Services	2.3
Money Market Funds Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*

1.	Apple Inc.	3.5%
2.	Exxon Mobil Corp.	2.1
3.	Microsoft Corp.	2.1
4.	Johnson & Johnson	1.6
5.	Berkshire Hathaway Inc.- Class B	1.5
6.	Wells Fargo & Co.	1.4
7.	General Electric Co.	1.4
8.	Procter & Gamble Co. (The)	1.3
9.	JPMorgan Chase & Co.	1.3
10.	Chevron Corp.	1.2

Top Five Industries*

1.	Pharmaceuticals	6.4%
2.	Diversified Banks	5.1
3.	Technology Hardware, Storage & Peripherals	4.7
4.	Integrated Oil & Gas	3.7
5.	Internet Software & Services	3.2

Total Net Assets	$101.4 million

Total Number of Holdings*	503

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. S&P 500 Index Fund

    Other holdings that struggled during the reporting period included IBM, General Electric and Chevron. General Electric, one of the largest suppliers of oil and gas drilling machinery and Chevron, a multinational energy company, were both hit by declining oil prices during the reporting period. We sold out of our position in IBM during the reporting period.

    We welcome new investors who joined the Fund during the year and thank all of our shareholders for your investment in Invesco V.I. S&P 500 Index Fund.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Fund. He joined
Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Fund. He joined
Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Fund. He joined
Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco V.I. S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/18/98)	5.42%
10 Years	7.42
5 Years	15.13
1 Year	13.32

Series II Shares
Inception (6/5/00)	3.77%
10 Years	7.15
5 Years	14.84
1 Year	12.96

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.41% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable

Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–99.34%
Advertising–0.15%
Interpublic Group of Cos., Inc.(The)	2,261	$46,961
Omnicom Group Inc.	1,368	105,979
		152,940

Aerospace & Defense–2.66%
Boeing Co.(The)	3,658	475,467
General Dynamics Corp.	1,742	239,734
Honeywell International Inc.	4,319	431,555
L-3 Communications Holdings, Inc.	477	60,202
Lockheed Martin Corp.	1,479	284,811
Northrop Grumman Corp.	1,113	164,045
Precision Castparts Corp.	786	189,332
Raytheon Co.	1,704	184,322
Rockwell Collins, Inc.	732	61,839
Textron Inc.	1,531	64,470
United Technologies Corp.	4,678	537,970
		2,693,747

Agricultural & Farm Machinery–0.17%
Deere & Co.	1,977	174,905

Agricultural Products–0.18%
Archer-Daniels-Midland Co.	3,540	184,080

Air Freight & Logistics–0.78%
C.H. Robinson Worldwide, Inc.	821	61,485
Expeditors International of Washington, Inc.	1,064	47,465
FedEx Corp.	1,455	252,675
United Parcel Service, Inc.–Class B	3,846	427,560
		789,185

Airlines–0.38%
Delta Air Lines, Inc.	4,624	227,454
Southwest Airlines Co.	3,758	159,039
		386,493

Alternative Carriers–0.07%
Level 3 Communications, Inc.(b)	1,524	75,255

Aluminum–0.10%
Alcoa Inc.	6,497	102,588

Apparel Retail–0.56%
Gap, Inc. (The)	1,471	61,944
L Brands, Inc.	1,358	117,535
Ross Stores, Inc.	1,150	108,399
TJX Cos., Inc. (The)	3,801	260,673
Urban Outfitters, Inc.(b)	581	20,410
		568,961

Apparel, Accessories & Luxury Goods–0.49%
Coach, Inc.	1,506	56,565
Fossil Group, Inc.(b)	257	28,460

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Michael Kors Holdings Ltd.(b)	1,131	$84,938
PVH Corp.	451	57,805
Ralph Lauren Corp.	335	62,029
Under Armour, Inc.–Class A(b)	921	62,536
VF Corp.	1,907	142,834
		495,167

Application Software–0.65%
Adobe Systems Inc.(b)	2,614	190,038
Autodesk, Inc.(b)	1,262	75,796
Citrix Systems, Inc.(b)	887	56,591
Intuit Inc.	1,574	145,107
salesforce.com, inc.(b)	3,237	191,986
		659,518

Asset Management & Custody Banks–1.32%
Affiliated Managers Group, Inc.(b)	305	64,733
Ameriprise Financial, Inc.	1,026	135,689
Bank of New York Mellon Corp. (The)	6,193	251,250
BlackRock, Inc.	702	251,007
Franklin Resources, Inc.	2,160	119,599
Invesco Ltd.(c)	2,397	94,729
Legg Mason, Inc.	564	30,101
Northern Trust Corp.	1,231	82,969
State Street Corp.	2,303	180,786
T. Rowe Price Group Inc.	1,430	122,780
		1,333,643

Auto Parts & Equipment–0.36%
BorgWarner, Inc.	1,266	69,567
Delphi Automotive PLC (United Kingdom)	1,643	119,479
Johnson Controls, Inc.	3,675	177,649
		366,695

Automobile Manufacturers–0.58%
Ford Motor Co.	21,276	329,778
General Motors Co.	7,467	260,673
		590,451

Automotive Retail–0.32%
AutoNation, Inc.(b)	428	25,856
AutoZone, Inc.(b)	175	108,344
CarMax, Inc.(b)	1,187	79,030
O’Reilly Automotive, Inc.(b)	558	107,482
		320,712

Biotechnology–2.88%
Alexion Pharmaceuticals, Inc.(b)	1,093	202,238
Amgen Inc.	4,197	668,540
Biogen Idec Inc.(b)	1,302	441,964
Celgene Corp.(b)	4,407	492,967
Gilead Sciences, Inc.(b)	8,325	784,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Biotechnology–(continued)
Regeneron Pharmaceuticals, Inc.(b)	408	$167,382
Vertex Pharmaceuticals Inc.(b)	1,326	157,529
		2,915,334

Brewers–0.06%
Molson Coors Brewing Co.–Class B	879	65,503

Broadcasting–0.26%
CBS Corp.–Class B	2,630	145,544
Discovery Communications, Inc.–Class A(b)	819	28,215
Discovery Communications, Inc.–Class C(b)	1,514	51,052
Scripps Networks Interactive Inc.–Class A	559	42,076
		266,887

Building Products–0.08%
Allegion PLC	531	29,449
Masco Corp.	1,994	50,249
		79,698

Cable & Satellite–1.31%
Cablevision Systems Corp.–Class A	1,229	25,366
Comcast Corp.–Class A	14,218	824,786
DIRECTV(b)	2,771	240,246
Time Warner Cable Inc.	1,547	235,237
		1,325,635

Casinos & Gaming–0.07%
Wynn Resorts Ltd.	448	66,644

Coal & Consumable Fuels–0.04%
CONSOL Energy Inc.	1,261	42,634

Commodity Chemicals–0.18%
LyondellBasell Industries N.V. Class A	2,292	181,962

Communications Equipment–1.66%
Cisco Systems, Inc.	28,222	784,995
F5 Networks, Inc.(b)	405	52,838
Harris Corp.	580	41,656
Juniper Networks, Inc.	2,123	47,385
Motorola Solutions, Inc.	1,168	78,349
QUALCOMM, Inc.	9,184	682,647
		1,687,870

Computer & Electronics Retail–0.08%
Best Buy Co., Inc.	1,608	62,680
GameStop Corp.–Class A	623	21,057
		83,737

Construction & Engineering–0.12%
Fluor Corp.	872	52,870
Jacobs Engineering Group, Inc.(b)	719	32,132
Quanta Services, Inc.(b)	1,206	34,238
		119,240

Construction Machinery & Heavy Trucks–0.59%
Caterpillar Inc.	3,340	305,710
Cummins Inc.	938	135,232

	Shares	Value
Construction Machinery & Heavy Trucks–(continued)
Joy Global Inc.	538	$25,028
PACCAR Inc.	1,946	132,347
		598,317

Construction Materials–0.08%
Martin Marietta Materials, Inc.	335	36,957
Vulcan Materials Co.	717	47,129
		84,086

Consumer Electronics–0.07%
Garmin Ltd.	672	35,502
Harman International Industries, Inc.	372	39,696
		75,198

Consumer Finance–0.91%
American Express Co.	4,910	456,826
Capital One Financial Corp.	3,078	254,089
Discover Financial Services	2,501	163,791
Navient Corp.	2,220	47,974
		922,680

Data Processing & Outsourced Services–1.96%
Alliance Data Systems Corp.(b)	354	101,262
Automatic Data Processing, Inc.	2,659	221,681
Computer Sciences Corp.	774	48,809
Fidelity National Information Services, Inc.	1,565	97,343
Fiserv, Inc.(b)	1,345	95,454
MasterCard, Inc.–Class A	5,399	465,178
Paychex, Inc.	1,793	82,783
Total System Services, Inc.	906	30,768
Visa Inc.–Class A	2,694	706,367
Western Union Co. (The)	2,857	51,169
Xerox Corp.	5,910	81,912
		1,982,726

Department Stores–0.25%
Kohl’s Corp.	1,113	67,938
Macy’s, Inc.	1,904	125,188
Nordstrom, Inc.	790	62,718
		255,844

Distillers & Vintners–0.16%
Brown-Forman Corp.–Class B	862	75,718
Constellation Brands, Inc.–Class A(b)	919	90,218
		165,936

Distributors–0.09%
Genuine Parts Co.	850	90,584

Diversified Banks–5.09%
Bank of America Corp.	58,042	1,038,371
Citigroup Inc.	16,732	905,369
Comerica Inc.	1,006	47,121
JPMorgan Chase & Co.	20,634	1,291,276
U.S. Bancorp	9,883	444,241
Wells Fargo & Co.	26,060	1,428,609
		5,154,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Diversified Chemicals–0.74%
Dow Chemical Co. (The)	6,113	$278,814
E. I. du Pont de Nemours and Co.	4,999	369,626
Eastman Chemical Co.	826	62,660
FMC Corp.	730	41,632
		752,732

Diversified Metals & Mining–0.13%
Freeport-McMoRan Inc.	5,739	134,063

Diversified REIT’s–0.11%
Vornado Realty Trust	965	113,590

Diversified Support Services–0.04%
Cintas Corp.	534	41,887

Drug Retail–0.96%
CVS Health Corp.	6,326	609,257
Walgreens Boots Alliance, Inc.	4,800	365,760
		975,017

Electric Utilities–1.84%
American Electric Power Co., Inc.	2,699	163,883
Duke Energy Corp.	3,902	325,973
Edison International	1,787	117,013
Entergy Corp.	993	86,868
Exelon Corp.	4,742	175,833
FirstEnergy Corp.	2,326	90,691
NextEra Energy, Inc.	2,408	255,946
Northeast Utilities	1,750	93,660
Pepco Holdings, Inc.	1,376	37,056
Pinnacle West Capital Corp.	605	41,328
PPL Corp.	3,644	132,386
Southern Co. (The)	4,965	243,831
Xcel Energy, Inc.	2,781	99,894
		1,864,362

Electrical Components & Equipment–0.56%
AMETEK, Inc.	1,358	71,471
Eaton Corp. PLC(b)	2,610	177,376
Emerson Electric Co.	3,828	236,302
Rockwell Automation, Inc.	748	83,178
		568,327

Electronic Components–0.25%
Amphenol Corp.–Class A	1,707	91,854
Corning Inc.	7,119	163,238
		255,092

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	784	25,331

Electronic Manufacturing Services–0.14%
TE Connectivity Ltd. (Switzerland)	2,244	141,933

Environmental & Facilities Services–0.23%
Republic Services, Inc.	1,399	56,310
Stericycle, Inc.(b)	468	61,345

	Shares	Value
Environmental & Facilities Services–(continued)
Waste Management, Inc.	2,349	$120,551
		238,206

Fertilizers & Agricultural Chemicals–0.47%
CF Industries Holdings, Inc.	274	74,676
Monsanto Co.	2,670	318,985
Mosaic Co. (The)	1,741	79,477
		473,138

Food Distributors–0.13%
Sysco Corp.	3,239	128,556

Food Retail–0.32%
Kroger Co. (The)	2,709	173,945
Safeway Inc.	1,294	45,445
Whole Foods Market, Inc.	2,002	100,941
		320,331

Footwear–0.37%
NIKE, Inc.–Class B	3,858	370,947

Gas Utilities–0.04%
AGL Resources Inc.	674	36,740

General Merchandise Stores–0.50%
Dollar General Corp.(b)	1,680	118,776
Dollar Tree, Inc.(b)	1,127	79,318
Family Dollar Stores, Inc.	524	41,506
Target Corp.	3,514	266,748
		506,348

Gold–0.05%
Newmont Mining Corp.	2,725	51,503

Health Care Distributors–0.53%
AmerisourceBergen Corp.	1,145	103,233
Cardinal Health, Inc.	1,825	147,332
McKesson Corp.	1,278	265,287
Patterson Cos. Inc.	466	22,415
		538,267

Health Care Equipment–2.18%
Abbott Laboratories	8,309	374,071
Baxter International Inc.	2,990	219,137
Becton, Dickinson and Co.	1,058	147,231
Boston Scientific Corp.(b)	7,309	96,844
C.R. Bard, Inc.	412	68,648
CareFusion Corp.(b)	1,124	66,698
Covidien PLC	2,498	255,496
Edwards Lifesciences Corp.(b)	589	75,027
Intuitive Surgical, Inc.(b)	199	105,259
Medtronic, Inc.	5,431	392,118
St. Jude Medical, Inc.	1,574	102,357
Stryker Corp.	1,640	154,701
Varian Medical Systems, Inc.(b)	550	47,581
Zimmer Holdings, Inc.	929	105,367
		2,210,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Facilities–0.08%
Tenet Healthcare Corp.(b)	548	$27,767
Universal Health Services, Inc.–Class B	504	56,075
		83,842

Health Care REIT’s–0.36%
HCP, Inc.	2,539	111,792
Health Care REIT, Inc.	1,807	136,736
Ventas, Inc.	1,630	116,871
		365,399

Health Care Services–0.51%
DaVita HealthCare Partners Inc.(b)	951	72,029
Express Scripts Holding Co.(b)	4,049	342,829
Laboratory Corp. of America Holdings(b)	469	50,605
Quest Diagnostics Inc.	799	53,581
		519,044

Health Care Supplies–0.04%
DENTSPLY International Inc.	777	41,391

Health Care Technology–0.11%
Cerner Corp.(b)	1,682	108,758

Home Entertainment Software–0.08%
Electronic Arts Inc.(b)	1,714	80,584

Home Furnishings–0.08%
Leggett & Platt, Inc.	752	32,043
Mohawk Industries, Inc.(b)	343	53,288
		85,331

Home Improvement Retail–1.12%
Home Depot, Inc. (The)	7,272	763,342
Lowe’s Cos., Inc.	5,368	369,318
		1,132,660

Homebuilding–0.13%
D.R. Horton, Inc.	1,803	45,598
Lennar Corp.–Class A	997	44,675
PulteGroup Inc.	1,793	38,478
		128,751

Homefurnishing Retail–0.08%
Bed Bath & Beyond Inc.(b)	1,015	77,313

Hotel and Resort REIT’s–0.10%
Host Hotels & Resorts Inc.	4,187	99,525

Hotels, Resorts & Cruise Lines–0.41%
Carnival Corp.	2,470	111,965
Marriott International Inc.–Class A	1,171	91,373
Royal Caribbean Cruises Ltd.	925	76,248
Starwood Hotels & Resorts Worldwide, Inc.	979	79,368
Wyndham Worldwide Corp.	686	58,831
		417,785

Household Appliances–0.08%
Whirlpool Corp.	429	83,114

	Shares	Value
Household Products–1.97%
Clorox Co. (The)	706	$73,572
Colgate-Palmolive Co.	4,727	327,061
Kimberly-Clark Corp.	2,050	236,857
Procter & Gamble Co. (The)	14,912	1,358,334
	1,995,824

Housewares & Specialties–0.06%
Newell Rubbermaid Inc.	1,495	56,945

Human Resource & Employment Services–0.04%
Robert Half International, Inc.	754	44,019

Hypermarkets & Super Centers–1.08%
Costco Wholesale Corp.	2,415	342,326
Wal-Mart Stores, Inc.	8,716	748,530
	1,090,856

Independent Power Producers & Energy Traders–0.10%
AES Corp. (The)	3,634	50,040
NRG Energy, Inc.	1,852	49,912
	99,952

Industrial Conglomerates–2.32%
3M Co.	3,535	580,871
Danaher Corp.	3,373	289,100
General Electric Co.(d)	55,425	1,400,590
Roper Industries, Inc.	552	86,305
	2,356,866

Industrial Gases–0.40%
Air Products and Chemicals, Inc.	1,060	152,884
Airgas, Inc.	369	42,501
Praxair, Inc.	1,601	207,426
	402,811

Industrial Machinery–0.78%
Dover Corp.	921	66,054
Flowserve Corp.	760	45,471
Illinois Tool Works Inc.	1,984	187,885
Ingersoll-Rand PLC	1,467	92,993
Pall Corp.	591	59,815
Parker Hannifin Corp.	824	106,255
Pentair PLC (United Kingdom)	1,029	68,346
Snap-on Inc.	326	44,577
Stanley Black & Decker Inc.	864	83,013
Xylem, Inc.	1,017	38,717
	793,126

Industrial REIT’s–0.12%
Prologis, Inc.	2,769	119,150

Insurance Brokers–0.32%
Aon PLC	1,572	149,073
Marsh & McLennan Cos., Inc.	2,985	170,861
		319,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Integrated Oil & Gas–3.73%
Chevron Corp.	10,432	$1,170,262
Exxon Mobil Corp.	23,370	2,160,556
Hess Corp.	1,401	103,422
Occidental Petroleum Corp.	4,276	344,688
		3,778,928

Integrated Telecommunication Services–2.19%
AT&T Inc.	28,627	961,581
CenturyLink Inc.	3,127	123,767
Frontier Communications Corp.	5,549	37,012
Verizon Communications Inc.	22,902	1,071,355
Windstream Holdings Inc.	3,360	27,686
		2,221,401

Internet Retail–1.17%
Amazon.com, Inc.(b)	2,097	650,804
Expedia, Inc.	549	46,863
Netflix Inc.(b)	331	113,073
Priceline Group Inc. (The)(b)	287	327,240
TripAdvisor Inc.(b)	615	45,916
		1,183,896

Internet Software & Services–3.21%
Akamai Technologies, Inc.(b)	985	62,016
eBay Inc.(b)	6,238	350,077
Facebook Inc.–Class A(b)	11,539	900,273
Google Inc.–Class A(b)	1,572	834,197
Google Inc.–Class C(b)	1,570	826,448
VeriSign, Inc.(b)	600	34,200
Yahoo! Inc.(b)	4,861	245,529
		3,252,740

Investment Banking & Brokerage–0.98%
Charles Schwab Corp. (The)	6,360	192,009
E*TRADE Financial Corp.(b)	1,617	39,220
Goldman Sachs Group, Inc. (The)	2,234	433,016
Morgan Stanley	8,425	326,890
		991,135

IT Consulting & Other Services–1.32%
Accenture PLC–Class A	3,462	309,191
Cognizant Technology Solutions Corp.–Class A(b)	3,359	176,885
International Business Machines Corp.	5,078	814,714
Teradata Corp.(b)	858	37,478
		1,338,268

Leisure Products–0.09%
Hasbro, Inc.	639	35,138
Mattel, Inc.	1,879	58,146
		93,284

Life & Health Insurance–0.95%
Aflac, Inc.	2,484	151,747
Lincoln National Corp.	1,431	82,526

	Shares	Value
Life & Health Insurance–(continued)
MetLife, Inc.	6,269	$339,090
Principal Financial Group, Inc.	1,515	78,689
Prudential Financial, Inc.	2,523	228,231
Torchmark Corp.	716	38,786
Unum Group	1,389	48,448
		967,517

Life Sciences Tools & Services–0.43%
Agilent Technologies, Inc.	1,846	75,575
PerkinElmer, Inc.	626	27,375
Thermo Fisher Scientific, Inc.	2,206	276,390
Waters Corp.(b)	464	52,302
		431,642

Managed Health Care–1.15%
Aetna Inc.	1,945	172,774
Anthem, Inc.	1,488	186,997
Cigna Corp.	1,446	148,808
Humana Inc.	846	121,511
UnitedHealth Group Inc.	5,296	535,373
		1,165,463

Metal & Glass Containers–0.08%
Ball Corp.	754	51,400
Owens-Illinois, Inc.(b)	935	25,236
		76,636

Motorcycle Manufacturers–0.08%
Harley-Davidson, Inc.	1,181	77,840

Movies & Entertainment–1.73%
Time Warner Inc.	4,626	395,153
Twenty-First Century Fox, Inc.–Class A	10,230	392,883
Viacom Inc.–Class B	2,037	153,284
Walt Disney Co. (The)	8,609	810,882
		1,752,202

Multi-Line Insurance–0.64%
American International Group, Inc.	7,712	431,949
Assurant, Inc.	402	27,509
Genworth Financial Inc.–Class A(b)	2,726	23,171
Hartford Financial Services Group, Inc. (The)	2,380	99,222
Loews Corp.	1,651	69,375
		651,226

Multi-Sector Holdings–1.53%
Berkshire Hathaway Inc.–Class B(b)	10,063	1,510,960
Leucadia National Corp.	1,782	39,952
		1,550,912

Multi-Utilities–1.24%
Ameren Corp.	1,344	61,999
CenterPoint Energy, Inc.	2,381	55,787
CMS Energy Corp.	1,514	52,612
Consolidated Edison, Inc.	1,622	107,068
Dominion Resources, Inc.	3,221	247,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Multi-Utilities–(continued)
DTE Energy Co.	980	$84,643
Integrys Energy Group, Inc.	438	34,098
NiSource Inc.	1,744	73,980
PG&E Corp.	2,621	139,542
Public Service Enterprise Group Inc.	2,775	114,913
SCANA Corp.	779	47,052
Sempra Energy	1,267	141,093
TECO Energy, Inc.	1,311	26,862
Wisconsin Energy Corp.	1,249	65,872
		1,253,216

Office REIT’s–0.11%
Boston Properties, Inc.	847	109,000

Office Services & Supplies–0.03%
Pitney Bowes Inc.	1,122	27,343

Oil & Gas Drilling–0.17%
Diamond Offshore Drilling, Inc.	390	14,317
Ensco PLC–Class A	1,294	38,755
Helmerich & Payne, Inc.	598	40,317
Nabors Industries Ltd.	1,603	20,807
Noble Corp. PLC	1,429	23,679
Transocean Ltd.	1,885	34,552
		172,427

Oil & Gas Equipment & Services–1.18%
Baker Hughes Inc.	2,386	133,783
Cameron International Corp.(b)	1,088	54,346
FMC Technologies, Inc.(b)	1,302	60,986
Halliburton Co.	4,665	183,474
National Oilwell Varco Inc.	2,377	155,765
Schlumberger Ltd.	7,111	607,350
		1,195,704

Oil & Gas Exploration & Production–1.98%
Anadarko Petroleum Corp.	2,794	230,505
Apache Corp.	2,076	130,103
Cabot Oil & Gas Corp.	2,278	67,452
Chesapeake Energy Corp.	2,902	56,792
Cimarex Energy Co.	481	50,986
ConocoPhillips	6,792	469,056
Denbury Resources Inc.	1,950	15,853
Devon Energy Corp.	2,124	130,010
EOG Resources, Inc.	3,023	278,328
EQT Corp.	840	63,588
Marathon Oil Corp.	3,699	104,645
Murphy Oil Corp.	924	46,680
Newfield Exploration Co.(b)	754	20,448
Noble Energy, Inc.	1,990	94,386
Pioneer Natural Resources Co.	820	122,057
QEP Resources Inc.	917	18,542
Range Resources Corp.	933	49,869
Southwestern Energy Co.(b)	1,956	53,379
		2,002,679

	Shares	Value
Oil & Gas Refining & Marketing–0.55%
Marathon Petroleum Corp.	1,553	$140,174
Phillips 66	3,065	219,760
Tesoro Corp.	703	52,268
Valero Energy Corp.	2,896	143,352
		555,554

Oil & Gas Storage & Transportation–0.74%
Kinder Morgan Inc.	9,377	396,741
ONEOK, Inc.	1,151	57,308
Spectra Energy Corp.	3,680	133,584
Williams Cos., Inc. (The)	3,711	166,772
		754,405

Packaged Foods & Meats–1.42%
Campbell Soup Co.	990	43,560
ConAgra Foods, Inc.	2,333	84,641
General Mills, Inc.	3,331	177,642
Hershey Co. (The)	826	85,846
Hormel Foods Corp.	736	38,346
JM Smucker Co. (The)	558	56,347
Kellogg Co.	1,390	90,962
Keurig Green Mountain Inc.	674	89,234
Kraft Foods Group, Inc.	3,257	204,084
McCormick & Co., Inc.	722	53,645
Mead Johnson Nutrition Co.	1,119	112,504
Mondelez International Inc.–Class A	9,248	335,933
Tyson Foods, Inc.–Class A	1,629	65,307
		1,438,051

Paper Packaging–0.12%
Avery Dennison Corp.	501	25,992
MeadWestvaco Corp.	929	41,238
Sealed Air Corp.	1,176	49,898
		117,128

Paper Products–0.12%
International Paper Co.	2,341	125,431

Personal Products–0.12%
Avon Products, Inc.	2,409	22,621
Estee Lauder Cos. Inc. (The)–Class A	1,246	94,945
		117,566

Pharmaceuticals–6.21%
AbbVie Inc.	8,792	575,349
Actavis PLC(b)	1,461	376,076
Allergan, Inc.	1,643	349,285
Bristol-Myers Squibb Co.	9,154	540,361
Eli Lilly and Co.	5,393	372,063
Hospira, Inc.(b)	925	56,656
Johnson & Johnson	15,448	1,615,397
Mallinckrodt PLC(b)	640	63,379
Merck & Co., Inc.	15,724	892,966
Mylan Inc.(b)	2,070	116,686
Perrigo Co. PLC	775	129,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–(continued)
Pfizer Inc.	34,784	$1,083,522
Zoetis Inc.	2,749	118,289
		6,289,578

Property & Casualty Insurance–0.86%
ACE Ltd.	1,829	$210,116
Allstate Corp. (The)	2,313	162,488
Chubb Corp. (The)	1,300	134,511
Cincinnati Financial Corp.	807	41,827
Progressive Corp. (The)	2,951	79,647
Travelers Cos., Inc. (The)	1,828	193,494
XL Group PLC	1,423	48,908
		870,991

Publishing–0.08%
Gannett Co., Inc.	1,256	40,104
News Corp.–Class A(b)	2,750	43,148
		83,252

Railroads–1.03%
CSX Corp.	5,492	198,975
Kansas City Southern	610	74,438
Norfolk Southern Corp.	1,706	186,995
Union Pacific Corp.	4,906	584,452
		1,044,860

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	1,530	52,402

Regional Banks–0.94%
BB&T Corp.	3,974	154,549
Fifth Third Bancorp	4,511	91,912
Huntington Bancshares Inc.	4,467	46,993
KeyCorp	4,828	67,109
M&T Bank Corp.	727	91,326
PNC Financial Services Group, Inc. (The)	2,903	264,841
Regions Financial Corp.	7,635	80,625
SunTrust Banks, Inc.	2,877	120,546
Zions Bancorp.	1,149	32,758
		950,659

Research & Consulting Services–0.16%
Dun & Bradstreet Corp. (The)	200	24,192
Equifax Inc.	667	53,940
Nielsen N.V.	1,786	79,888
		158,020

Residential REIT’s–0.36%
Apartment Investment & Management Co.–Class A	829	30,797
AvalonBay Communities, Inc.	726	118,621
Equity Residential	1,999	143,608
Essex Property Trust, Inc.	351	72,517
		365,543

	Shares	Value
Restaurants–1.16%
Chipotle Mexican Grill, Inc.(b)	171	$117,051
Darden Restaurants, Inc.	725	42,507
McDonald’s Corp.	5,370	503,169
Starbucks Corp.	4,120	338,046
Yum! Brands, Inc.	2,411	175,641
		1,176,414

Retail REIT’s–0.52%
General Growth Properties, Inc.	3,479	97,864
Kimco Realty Corp.	2,247	56,490
Macerich Co. (The)	778	64,893
Simon Property Group, Inc.	1,714	312,136
		531,383

Security & Alarm Services–0.13%
ADT Corp. (The)	964	34,926
Tyco International PLC	2,295	100,670
		135,596

Semiconductor Equipment–0.30%
Applied Materials, Inc.	6,745	168,085
KLA-Tencor Corp.	918	64,554
Lam Research Corp.	876	69,502
		302,141

Semiconductors–2.13%
Altera Corp.	1,681	62,096
Analog Devices, Inc.	1,716	95,272
Avago Technologies Ltd. (Singapore)	1,394	140,222
Broadcom Corp.–Class A	2,950	127,824
First Solar, Inc.(b)	415	18,507
Intel Corp.	26,684	968,362
Linear Technology Corp.	1,310	59,736
Microchip Technology Inc.(b)	1,098	49,531
Micron Technology, Inc.(b)	5,923	207,364
NVIDIA Corp.	2,854	57,223
Texas Instruments Inc.	5,829	311,648
Xilinx, Inc.	1,458	63,117
		2,160,902

Soft Drinks–1.89%
Coca-Cola Co. (The)	21,756	918,538
Coca-Cola Enterprises, Inc.	1,226	54,214
Dr Pepper Snapple Group, Inc.	1,069	76,626
Monster Beverage Corp.(b)	796	86,247
PepsiCo, Inc.	8,256	780,687
		1,916,312

Specialized Consumer Services–0.05%
H&R Block, Inc.	1,541	51,901

Specialized Finance–0.54%
CME Group Inc.–Class A	1,746	154,783
Intercontinental Exchange, Inc.	621	136,179
McGraw Hill Financial, Inc.	1,497	133,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Specialized Finance–(continued)
Moody’s Corp.	1,018	$97,535
NASDAQ OMX Group, Inc. (The)	651	31,222
		552,922

Specialized REIT’s–0.68%
American Tower Corp.	2,187	216,185
Crown Castle International Crop.	1,831	144,099
Iron Mountain Inc.	1,036	40,052
Plum Creek Timber Co., Inc.	995	42,576
Public Storage	795	146,956
Weyerhaeuser Co.	2,917	104,691
		694,559

Specialty Chemicals–0.58%
Ecolab Inc.	1,489	155,630
International Flavors & Fragrances Inc.	444	45,004
PPG Industries, Inc.	755	174,518
Sherwin-Williams Co. (The)	449	118,105
Sigma-Aldrich Corp.	657	90,187
		583,444

Specialty Stores–0.23%
PetSmart, Inc.	548	44,550
Staples, Inc.	3,562	64,543
Tiffany & Co.	625	66,788
Tractor Supply Co.	749	59,036
		234,917

Steel–0.11%
Allegheny Technologies, Inc.	612	21,279
Nucor Corp.	1,764	86,524
		107,803

Systems Software–3.10%
CA, Inc.	1,766	53,775
Microsoft Corp.	45,494	2,113,196
Oracle Corp.	17,840	802,265
Red Hat, Inc.(b)	1,048	72,459
Symantec Corp.	3,822	98,053
		3,139,748

Technology Hardware, Storage & Peripherals–4.70%
Apple Inc.	32,368	3,572,780
EMC Corp.	11,230	333,980

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
Hewlett-Packard Co.	10,299	$413,299
NetApp, Inc.	1,719	71,253
SanDisk Corp.	1,216	119,144
Seagate Technology PLC	1,809	120,298
Western Digital Corp.	1,205	133,393
		4,764,147

Thrifts & Mortgage Finance–0.05%
Hudson City Bancorp, Inc.	2,625	26,565
People’s United Financial Inc.	1,687	25,609
		52,174

Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)	1,509	43,112

Tobacco–1.45%
Altria Group, Inc.	10,907	537,388
Lorillard, Inc.	1,975	124,307
Philip Morris International Inc.	8,563	697,456
Reynolds American Inc.	1,690	108,616
		1,467,767

Trading Companies & Distributors–0.21%
Fastenal Co.	1,512	71,911
United Rentals, Inc.(b)	549	56,003
W.W. Grainger, Inc.	336	85,643
		213,557

Trucking–0.03%
Ryder System, Inc.	293	27,205
Total Common Stocks & Other Equity Interests (Cost $38,355,624)		100,682,630

Money Market Funds–0.67%
Liquid Assets Portfolio–Institutional Class(e)	341,184	341,184
Premier Portfolio–Institutional Class(e)	341,185	341,185
Total Money Market Funds (Cost $682,369)		682,369
TOTAL INVESTMENTS–100.01% (Cost $39,037,993)		101,364,999
OTHER ASSETS LESS LIABILITIES–(0.01)%		(13,103)
NET ASSETS–100.00%		$101,351,896

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $38,296,782)	$100,587,901
Investments in affiliates, at value (Cost $741,211)	777,098
Total investments, at value (Cost $39,037,993)	101,364,999
Receivable for:
Investments sold	1,415
Dividends	135,215
Investment for trustee deferred compensation and retirement plans	28,905
Other assets	608
Total assets	101,531,142

Liabilities:
Payable for:
Fund shares reacquired	33,276
Variation margin — futures	9,403
Accrued fees to affiliates	66,874
Accrued trustees’ and officers’ fees and benefits	515
Accrued other operating expenses	32,990
Trustee deferred compensation and retirement plans	36,188
Total liabilities	179,246
Net assets applicable to shares outstanding	$101,351,896

Net assets consist of:
Shares of beneficial interest	$33,265,697
Undistributed net investment income	1,302,221
Undistributed net realized gain	4,464,411
Net unrealized appreciation	62,319,567
$101,351,896

Net Assets:
Series I	$37,685,265
Series II	$63,666,631

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,034,897
Series II	3,455,098
Series I:
Net asset value per share	$18.52
Series II:
Net asset value per share	$18.43

Investment income:
Dividends (net of foreign withholding taxes of $347)	$2,035,723
Dividends from affiliates	2,818
Total investment income	2,038,541

Expenses:
Advisory fees	120,311
Administrative services fees	155,672
Custodian fees	28,067
Distribution fees — Series II	159,678
Transfer agent fees	4,336
Trustees’ and officers’ fees and benefits	24,514
Professional services fees	41,525
Other	40,116
Total expenses	574,219
Less: Fees waived	(1,366)
Net expenses	572,853
Net investment income	1,465,688

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	8,911,972
Futures contracts	206,212
9,118,184
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,664,372
Futures contracts	(10,194)
1,654,178
Net realized and unrealized gain	10,772,362
Net increase in net assets resulting from operations	$12,238,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$1,465,688	$1,494,942
Net realized gain	9,118,184	9,659,017
Change in net unrealized appreciation	1,654,178	16,800,311
Net increase in net assets resulting from operations	12,238,050	27,954,270

Distributions to shareholders from net investment income:
Series I	(686,694)	(706,162)
Series ll	(1,015,390)	(1,145,321)
Total distributions from net investment income	(1,702,084)	(1,851,483)

Share transactions–net:
Series l	(3,051,108)	(4,736,982)
Series ll	(10,779,798)	(14,010,408)
Net increase (decrease) in net assets resulting from share transactions	(13,830,906)	(18,747,390)
Net increase (decrease) in net assets	(3,294,940)	7,355,397

Net assets:
Beginning of year	104,646,836	97,291,439
End of year (includes undistributed net investment income of $1,302,221 and $1,520,936, respectively)	$101,351,896	$104,646,836

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. S&P 500 Index Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. S&P 500 Index Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $1,366.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $105,672 for services provided by insurance companies.

Invesco V.I. S&P 500 Index Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$101,364,999	$—	$—	$101,364,999
Futures*	(7,439)	—	—	(7,439)
Total Investments	$101,357,560	$—	$—	$101,357,560

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$—	$(7,439)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Equity risk	$206,212
Change in Unrealized Appreciation (Depreciation):
Equity risk	(10,194)
Total	$196,018

Invesco V.I. S&P 500 Index Fund

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,050,800

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	7	March-2015	$718,340	$(7,439)

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2014.

	Value 12/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 12/31/14	Dividend Income
Invesco Ltd.	$101,410	$—	$(13,827)	$3,333	$3,813	$94,729	$2,446

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$1,702,084	$1,851,483

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,330,413
Undistributed long-term gain	8,296,593
Net unrealized appreciation — investments	58,492,594
Temporary book/tax differences	(33,401)
Shares of beneficial interest	33,265,697
Total net assets	$101,351,896

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. S&P 500 Index Fund

The Fund utilized $454,992 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $3,317,446 and $16,992,249, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$59,119,288
Aggregate unrealized (depreciation) of investment securities	(626,694)
Net unrealized appreciation of investment securities	$58,492,594

Cost of investments for tax purposes is $42,872,405.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Real Estate Investment Trust distributions, on December 31, 2014, undistributed net investment income was increased by $17,681 and undistributed net realized gain was decreased by $17,681. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	94,973	$1,667,562	48,401	$717,236
Series II	336,901	5,906,132	324,206	4,648,129

Issued as reinvestment of dividends:
Series I	39,005	686,494	46,336	706,162
Series II	57,956	1,015,390	75,449	1,145,321

Reacquired:
Series I	(310,830)	(5,405,164)	(414,240)	(6,160,380)
Series II	(1,029,367)	(17,701,320)	(1,351,173)	(19,803,858)
Net increase (decrease) in share activity	(811,362)	$(13,830,906)	(1,271,021)	$(18,747,390)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. S&P 500 Index Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$16.66	$0.28	$1.92	$2.20	$(0.34)	$18.52	13.32%	$37,685	0.41	%(d)	0.41	%(d)	1.62	%(d)	3%
Year ended 12/31/13	12.89	0.24	3.84	4.08	(0.31)	16.66	31.91	36,853	0.41		0.41		1.63		4
Year ended 12/31/12	11.36	0.25	1.54	1.79	(0.26)	12.89	15.77	32,634	0.33		0.39		1.97		4
Year ended 12/31/11	11.42	0.21	(0.04)	0.17	(0.23)	11.36	1.76	32,889	0.28		0.31		1.81		4
Year ended 12/31/10	10.14	0.19	1.29	1.48	(0.20)	11.42	14.87	37,651	0.28		0.42		1.79		6
Series II
Year ended 12/31/14	16.58	0.24	1.90	2.14	(0.29)	18.43	13.02	63,667	0.66	(d)	0.66	(d)	1.37	(d)	3
Year ended 12/31/13	12.83	0.20	3.82	4.02	(0.27)	16.58	31.55	67,793	0.66		0.66		1.38		4
Year ended 12/31/12	11.30	0.22	1.54	1.76	(0.23)	12.83	15.52	64,657	0.58		0.64		1.72		4
Year ended 12/31/11	11.35	0.18	(0.03)	0.15	(0.20)	11.30	1.53	67,378	0.53		0.56		1.56		4
Year ended 12/31/10	10.08	0.16	1.28	1.44	(0.17)	11.35	14.58	88,407	0.53		0.67		1.54		6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $36,388 and $63,871 for Series I and Series II shares, respectively.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,059.40	$2.13	$1,023.14	$2.09	0.41%
Series II	1,000.00	1,057.50	3.42	1,021.88	3.36	0.66

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VISCE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Small Cap Equity Fund had positive returns, but underperformed its style-specific benchmark, the Russell 2000 Index. The Fund outperformed its style-specific benchmark in the energy, materials and information technology (IT) sectors, but underperformed in the health care, financials and industrials sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	2.36%
Series II Shares	2.08
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 2000 Index‚ (Style-Specific Index)	4.89
Lipper VUF Small-Cap Core Funds Index■ (Peer Group Index)	4.07

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    During the reporting period, the Fund navigated this environment well, posting a positive return, though it trailed its style-specific benchmark. The Fund outperformed its style-specific benchmark in several sectors due to positive stock selection decisions, including the energy, materials and IT sectors. These contributions to the Fund were offset by underperformance in other areas, especially in the health care, financials and industrials sectors.

    The area of greatest challenge for the Fund was the health care sector. Many small-cap biotechnology companies own unproven drugs which have yet to make a profit. Based on drug trials that are impossible to forecast and the market’s ever-changing appetite for riskier stocks, prices for small-cap biotechnology stocks can be significantly impacted in a positive or negative way. The Fund targets higher quality companies, so in order to prudently manage these volatile stocks, we set very high hurdles before investing in bio-technology companies, which often leads to a modest underweight position in these companies relative to the Fund’s style-specific index. During the reporting period, biotechnology stocks generally outperformed, so our underweight position hurt the Fund’s relative performance. The sector’s holdings that underperformed included Medicines Company. In early February, an FDA panel voted not to approve one of the company’s new drugs, and shortly afterwards a patent trial opened the door for an eventual generic competition to its primary drug. We sold our position in the company during the reporting period. Additionally, PharMerica pulled back as litigation with the company’s largest supplier cast uncertainty over its future earnings.

    The Fund also modestly under-performed its style-specific benchmark in the financials sector, due mostly to an underweight exposure to real estate investment trusts, which outperformed during the year as the economy continued to recover and interest rates remained favorable throughout the year.

    The Fund outperformed its style-specific benchmark by the widest margin in the energy sector. In the fall, the impact of unexpected new oil supply and decreased global demand hit oil markets simultaneously. As commodity prices tumbled, energy stocks fell and energy was the worst-performing sector of the style-specific index by a wide margin. Despite modest overweight exposure to this troubled sector, the Fund was able to outperform as the Fund’s energy stocks held up better than

Portfolio Composition
By sector
Information Technology	19.4%
Industrials	18.9
Financials	16.9
Consumer Discretionary	15.6
Health Care	15.1
Materials	5.6
Energy	4.4
Consumer Staples	1.8
Utilities	1.2
Money Market Funds
Plus Other Assets Less Liabilities	1.1

Top 10 Equity Holdings*
1. Cray, Inc.	1.6%
2. Graphic Packaging Holding Co.	1.5
3. Old Dominion Freight Line, Inc.	1.5
4. Papa John’s International, Inc.	1.4
5. Jones Lang LaSalle Inc.	1.3
6. Integrated Device Technology, Inc.	1.3
7. Heartland Express, Inc.	1.3
8. SS&C Technologies Holdings, Inc.	1.3
9. Sonic Corp.	1.3
10. Impax Laboratories, Inc.	1.3

Top Five Industries*
1. Regional Banks	6.3%
2. Restaurants	6.1
3. Application Software	5.4
4. Trucking	5.0
5. Semiconductors	4.1

Total Net Assets	$349.5 million

Total Number of Holdings*	101

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Small Cap Equity Fund

those of the style-specific index. Additionally, significant contributors to the Fund included Targa Resources, which was sold during the year after it appreciated on strong earnings and unconfirmed acquisition rumors. Dresser Rand Group also benefited performance and was sold for substantial gains during the year.

    Fund positioning did not change significantly during the year, and is based on a disciplined investment process, which keeps the portfolio diversified across industry groups and uses rigorous fundamental research to identify attractive individual stocks.

    As we’ve discussed, the stock market experienced positive performance during the reporting period. However, stocks remained volatile and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco V.I. Small Cap Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, Portfolio Manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco V.I. Small Cap Equity Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Small Cap Equity Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (8/29/03)	9.63%
10 Years	8.57
5 Years	15.38
1 Year	2.36

Series II Shares
Inception (8/29/03)	9.37%
10 Years	8.30
5 Years	15.09
1 Year	2.08

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance.

Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.89%
Apparel Retail–0.90%
ANN Inc.(b)	86,523	$3,156,359

Apparel, Accessories & Luxury Goods–1.24%
Columbia Sportswear Co.	97,603	4,347,238

Application Software–5.41%
Bottomline Technologies (de), Inc.(b)	103,714	2,621,890
Cadence Design Systems, Inc.(b)	208,457	3,954,429
MicroStrategy Inc.–Class A(b)	25,893	4,205,023
SS&C Technologies Holdings, Inc.	78,193	4,573,509
Verint Systems Inc.(b)	60,906	3,549,602
		18,904,453

Asset Management & Custody Banks–1.23%
Janus Capital Group Inc.	266,800	4,303,484

Automobile Manufacturers–1.01%
Thor Industries, Inc.	63,130	3,527,073

Automotive Retail–1.16%
Penske Automotive Group, Inc.	82,213	4,034,192

Biotechnology–0.85%
AMAG Pharmaceuticals, Inc.(b)	69,600	2,966,352

Broadcasting–0.95%
Nexstar Broadcasting Group, Inc.– Class A(c)	64,334	3,331,858

Building Products–2.20%
Apogee Enterprises, Inc.	99,203	4,203,231
Trex Co., Inc.(b)	81,832	3,484,407
		7,687,638

Communications Equipment–1.77%
ARRIS Group Inc.(b)	121,997	3,683,089
Finisar Corp.(b)	129,663	2,516,759
		6,199,848

Construction & Engineering–1.92%
Dycom Industries, Inc.(b)	109,452	3,840,671
Primoris Services Corp.	123,615	2,872,812
		6,713,483

Construction Materials–0.92%
Eagle Materials Inc.	42,340	3,219,110

Data Processing & Outsourced Services–1.13%
Jack Henry & Associates, Inc.	63,526	3,947,506

Diversified REIT’s–0.87%
Cousins Properties, Inc.	267,300	3,052,566

Diversified Support Services–1.07%
Mobile Mini, Inc.	92,146	3,732,834

	Shares	Value
Electrical Components & Equipment–1.17%
EnerSys	66,474	$4,102,775

Electronic Components–1.01%
Belden Inc.	44,934	3,541,249

Electronic Equipment & Instruments–1.55%
Coherent, Inc.(b)	46,858	2,845,218
FEI Co.	28,526	2,577,324
		5,422,542

Electronic Manufacturing Services–0.28%
Sanmina Corp.(b)	41,644	979,883

Environmental & Facilities Services–1.91%
Team, Inc.(b)	78,791	3,187,884
Waste Connections, Inc.	79,057	3,477,717
		6,665,601

Food Distributors–0.92%
United Natural Foods, Inc.(b)	41,343	3,196,848

Gas Utilities–1.23%
UGI Corp.	112,961	4,290,259

Health Care Distributors–0.44%
PharMerica Corp.(b)	74,700	1,547,037

Health Care Equipment–2.85%
Globus Medical, Inc.–Class A(b)	146,295	3,477,432
Hill-Rom Holdings, Inc.	78,266	3,570,495
Wright Medical Group, Inc.(b)	108,135	2,905,588
		9,953,515

Health Care Facilities–2.15%
Community Health Systems Inc.(b)	59,044	3,183,652
LifePoint Hospitals, Inc.(b)	60,356	4,340,200
		7,523,852

Health Care Services–1.01%
Team Health Holdings, Inc.(b)	61,299	3,526,531

Health Care Supplies–1.76%
Alere, Inc.(b)	101,210	3,845,980
Haemonetics Corp.(b)	61,924	2,317,196
		6,163,176

Health Care Technology–0.97%
HMS Holdings Corp.(b)	160,481	3,392,568

Home Furnishings–0.93%
La-Z-Boy Inc.	121,156	3,251,827

Homebuilding–0.93%
Beazer Homes USA, Inc.(b)	168,035	3,253,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Homefurnishing Retail–0.54%
Pier 1 Imports, Inc.	121,821	$1,876,043

Hotel and Resort REIT’s–1.02%
LaSalle Hotel Properties	87,788	3,552,780

Industrial Machinery–3.97%
Albany International Corp.–Class A	98,269	3,733,239
Rexnord Corp.(b)	118,483	3,342,405
TriMas Corp.(b)	95,330	2,982,876
Watts Water Technologies, Inc.–Class A	60,104	3,812,998
		13,871,518

Internet Software & Services–0.34%
SciQuest, Inc.(b)	81,621	1,179,423

Investment Banking & Brokerage–2.17%
E*TRADE Financial Corp.(b)	175,785	4,263,665
Evercore Partners Inc.–Class A	63,180	3,308,737
		7,572,402

IT Consulting & Other Services–1.19%
CACI International Inc.–Class A(b)	48,284	4,161,115

Life & Health Insurance–1.03%
StanCorp Financial Group, Inc.	51,263	3,581,233

Life Sciences Tools & Services–3.06%
Affymetrix, Inc.(b)	168,381	1,661,921
Bio-Techne Corp.	38,261	3,535,316
Charles River Laboratories International, Inc.(b)	55,650	3,541,566
ICON PLC (Ireland)(b)	38,508	1,963,523
		10,702,326

Multi-Line Insurance–1.03%
American Financial Group, Inc.	59,419	3,607,922

Office Services & Supplies–0.60%
Pitney Bowes Inc.	86,140	2,099,232

Oil & Gas Drilling–0.24%
Precision Drilling Corp. (Canada)	139,291	844,103

Oil & Gas Equipment & Services–1.41%
Forum Energy Technologies Inc.(b)	102,414	2,123,042
Helix Energy Solutions Group Inc.(b)	129,058	2,800,559
		4,923,601

Oil & Gas Exploration & Production–0.88%
Rosetta Resources, Inc.(b)	52,882	1,179,797
Ultra Petroleum Corp.(b)(c)	145,212	1,910,990
		3,090,787

Oil & Gas Storage & Transportation–1.86%
Scorpio Tankers Inc. (Monaco)	375,473	3,262,860
SemGroup Corp.–Class A	47,066	3,218,844
		6,481,704

	Shares	Value
Packaged Foods & Meats–0.83%
TreeHouse Foods, Inc.(b)	33,882	$2,897,927

Paper Packaging–1.52%
Graphic Packaging Holding Co.(b)	390,388	5,317,085

Pharmaceuticals–2.00%
Endo International PLC(b)	36,338	2,620,696
Impax Laboratories, Inc.(b)	137,995	4,371,682
		6,992,378

Real Estate Services–2.34%
Jones Lang LaSalle Inc.	31,370	4,703,304
Kennedy-Wilson Holdings Inc.	137,919	3,489,351
		8,192,655

Regional Banks–6.27%
CVB Financial Corp.	218,515	3,500,611
East West Bancorp, Inc.	98,566	3,815,490
Glacier Bancorp, Inc.	132,856	3,689,411
IBERIABANK Corp.	52,839	3,426,609
PacWest Bancorp	76,172	3,462,779
Western Alliance Bancorp(b)	144,599	4,019,852
		21,914,752

Restaurants–6.07%
Brinker International, Inc.	64,712	3,797,947
Cracker Barrel Old Country Store, Inc.	30,227	4,254,753
Papa John’s International, Inc.	84,921	4,738,592
Red Robin Gourmet Burgers Inc.(b)	52,228	4,020,250
Sonic Corp.	161,706	4,403,254
		21,214,796

Semiconductor Equipment–1.00%
Entegris Inc.(b)	263,243	3,477,440

Semiconductors–4.05%
Fairchild Semiconductor International, Inc.(b)	178,241	3,008,708
Integrated Device Technology, Inc.(b)	238,766	4,679,814
Intersil Corp.–Class A	240,148	3,474,942
Power Integrations, Inc.	57,726	2,986,743
		14,150,207

Specialized REIT’s–0.96%
Geo Group Inc. (The)	82,885	3,345,239

Specialty Chemicals–2.22%
Minerals Technologies Inc.	61,009	4,237,075
PolyOne Corp.	93,256	3,535,335
		7,772,410

Specialty Stores–1.91%
GNC Holdings, Inc.–Class A	61,324	2,879,775
Michaels Cos., Inc. (The)(b)	152,752	3,777,557
		6,657,332

Steel–0.97%
Haynes International, Inc.	69,647	3,377,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Technology Distributors–1.04%
Tech Data Corp.(b)	57,197	$3,616,566

Technology Hardware, Storage & Peripherals–1.62%
Cray, Inc.(b)	164,561	5,674,063

Trucking–5.01%
Celadon Group, Inc.	155,640	3,531,472
Heartland Express, Inc.	169,396	4,575,386
Landstar System, Inc.	59,173	4,291,818
Old Dominion Freight Line, Inc.(b)	65,665	5,098,230
		17,496,906
Total Common Stocks & Other Equity Interests (Cost $269,994,423)		345,576,640

Money Market Funds–0.42%
Liquid Assets Portfolio–Institutional Class(d)	735,738	735,738
Premier Portfolio–Institutional Class(d)	735,737	735,737
Total Money Market Funds (Cost $1,471,475)		1,471,475
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.31% (Cost $271,465,898)		347,048,115

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.59%
Liquid Assets Portfolio–Institutional Class (Cost $2,060,790)(d)(e)	2,060,790	$2,060,790
TOTAL INVESTMENTS–99.90% (Cost $273,526,688)		349,108,905
OTHER ASSETS LESS LIABILITIES–0.10%		359,605
NET ASSETS–100.00%		$349,468,510

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$2,007,993	$(2,007,993)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $269,994,423)*	$345,576,640
Investments in affiliated money market funds, at value and cost	3,532,265
Total investments, at value (Cost $273,526,688)	349,108,905
Receivable for:
Investments sold	3,023,456
Fund shares sold	141,838
Dividends	163,377
Investment for trustee deferred compensation and retirement plans	73,135
Other assets	863
Total assets	352,511,574

Liabilities:
Payable for:
Investments purchased	240,050
Fund shares reacquired	318,115
Collateral upon return of securities loaned	2,060,790
Accrued fees to affiliates	302,846
Accrued trustees’ and officers’ fees and benefits	540
Accrued other operating expenses	39,480
Trustee deferred compensation and retirement plans	81,243
Total liabilities	3,043,064
Net assets applicable to shares outstanding	$349,468,510

Net assets consist of:
Shares of beneficial interest	$209,911,328
Undistributed net investment income (loss)	(75,503)
Undistributed net realized gain	64,050,468
Net unrealized appreciation	75,582,217
$349,468,510

Net Assets:
Series I	$203,963,430
Series II	$145,505,080

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	8,628,974
Series II	6,334,008
Series I:
Net asset value per share	$23.64
Series II:
Net asset value per share	$22.97

*	At December 31, 2014, securities with an aggregate value of $2,007,993 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $8,420)	$3,124,251
Dividends from affiliated money market funds (includes securities lending income of $47,844)	49,372
Total investment income	3,173,623

Expenses:
Advisory fees	2,671,091
Administrative services fees	952,818
Custodian fees	27,611
Distribution fees — Series II	339,931
Transfer agent fees	44,057
Trustees’ and officers’ fees and benefits	28,235
Other	72,645
Total expenses	4,136,388
Less: Fees waived	(5,899)
Net expenses	4,130,489
Net investment income (loss)	(956,866)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $1,601,885)	64,529,783
Change in net unrealized appreciation (depreciation) of investment securities	(57,506,374)
Net realized and unrealized gain	7,023,409
Net increase in net assets resulting from operations	$6,066,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(956,866)	$(839,814)
Net realized gain	64,529,783	32,663,306
Change in net unrealized appreciation (depreciation)	(57,506,374)	73,797,391
Net increase in net assets resulting from operations	6,066,543	105,620,883

Distributions to shareholders from net investment income:
Series I	—	(18,704)

Distributions to shareholders from net realized gains:
Series l	(18,790,735)	(2,245,454)
Series ll	(12,734,891)	(1,170,993)
Total distributions from net realized gains	(31,525,626)	(3,416,447)

Share transactions–net:
Series l	(42,863,057)	(13,141,327)
Series ll	21,003,451	19,081,654
Net increase (decrease) in net assets resulting from share transactions	(21,859,606)	5,940,327
Net increase (decrease) in net assets	(47,318,689)	108,126,059

Net assets:
Beginning of year	396,787,199	288,661,140
End of year (includes undistributed net investment income (loss) of $(75,503) and $(69,251), respectively)	$349,468,510	$396,787,199

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Small Cap Equity Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Small Cap Equity Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $5,899.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by

Invesco V.I. Small Cap Equity Fund

the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $87,976 for accounting and fund administrative services and reimbursed $864,842 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities sales of $9,715,599, which resulted in net realized gains of $1,601,885.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Small Cap Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$1,316,012	$18,704
Long-term capital gain	30,209,614	3,416,447
Total distributions	$31,525,626	$3,435,151

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	64,405,109
Net unrealized appreciation — investments	75,227,576
Temporary book/tax differences	(75,503)
Shares of beneficial interest	209,911,328
Total net assets	$349,468,510

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $159,886,900 and $212,436,352, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$89,311,366
Aggregate unrealized (depreciation) of investment securities	(14,083,790)
Net unrealized appreciation of investment securities	$75,227,576

Cost of investments for tax purposes is $273,881,329.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Real Estate Investment Trust distributions and net operating losses, on December 31, 2014, undistributed net investment income (loss) was increased by $950,614, undistributed net realized gain was increased by $212,253 and shares of beneficial interest was decreased by $1,162,867. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Small Cap Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	1,165,408	$28,150,006	2,964,453	$66,823,332
Series II	1,811,699	42,473,210	1,547,577	33,492,296

Issued as reinvestment of dividends:
Series I	855,680	18,790,735	97,551	2,264,158
Series II	596,203	12,734,891	51,608	1,170,993

Reacquired:
Series I	(3,700,234)	(89,803,798)	(3,750,878)	(82,228,817)
Series II	(1,486,845)	(34,204,650)	(725,014)	(15,581,635)
Net increase (decrease) in share activity	(758,089)	$(21,859,606)	185,297	$5,940,327

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$25.44	$(0.04)	$0.47	$0.43	$—	$(2.23)	$(2.23)	$23.64	2.36%	$203,963	1.05	%(d)	1.05	%(d)	(0.17	)%(d)	45%
Year ended 12/31/13	18.69	(0.04)	7.02	6.98	(0.00)	(0.23)	(0.23)	25.44	37.47	262,261	1.05		1.05		(0.17)		35
Year ended 12/31/12	16.41	0.01	2.27	2.28	—	—	—	18.69	13.89	205,566	1.06		1.06		0.05		36
Year ended 12/31/11	16.53	(0.05)	(0.07)	(0.12)	—	—	—	16.41	(0.73)	217,287	1.06		1.06		(0.27)		61
Year ended 12/31/10	12.86	(0.02)	3.69	3.67	—	—	—	16.53	28.54	220,925	1.07		1.07		(0.11)		46
Series II
Year ended 12/31/14	24.85	(0.10)	0.45	0.35	—	(2.23)	(2.23)	22.97	2.08	145,505	1.30	(d)	1.30	(d)	(0.42	)(d)	45
Year ended 12/31/13	18.31	(0.09)	6.86	6.77	—	(0.23)	(0.23)	24.85	37.08	134,526	1.30		1.30		(0.42)		35
Year ended 12/31/12	16.11	(0.03)	2.23	2.20	—	—	—	18.31	13.66	83,096	1.31		1.31		(0.20)		36
Year ended 12/31/11	16.27	(0.09)	(0.07)	(0.16)	—	—	—	16.11	(0.98)	54,691	1.31		1.31		(0.52)		61
Year ended 12/31/10	12.69	(0.05)	3.63	3.58	—	—	—	16.27	28.21	33,670	1.32		1.32		(0.36)		46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $224,794 and $135,972 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,023.20	$5.35	$1,019.91	$5.35	1.05%
Series II	1,000.00	1,021.70	6.62	1,018.65	6.61	1.30

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$30,209,614
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Technology Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VITEC-AR-1

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Technology Fund outperformed the Bank of America Merrill Lynch 100 Technology Index (price only), the Fund’s style-specific index, primarily as a result of security selection in the technology hardware, storage and peripherals industry, along with the semiconductors and communications equipment industries. An allocation to the biotechnology industry was another key contributor to Fund performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	11.05%
Series II Shares	10.82
S&P 500 Index‚ (Broad Market Index)	13.69
Bank of America Merrill Lynch 100 Technology Index (price only)¢
(Style-Specific Index)	10.73
Lipper VUF Science and Technology Funds Classification Average¿ (Peer Group)	12.22
Source(s): ‚FactSet Research Systems Inc.; ¢Bloomberg LP; ¿Lipper Inc.

Market conditions and your Fund

Broad US equity markets enjoyed strong returns for the year ended December 31, 2014, buoyed by strong economic growth in the US and worldwide investor demand for US equities. The information technology (IT) sector was among the leading sectors during the year. Diverging trends in economic growth and monetary policy prospects across the globe became more established in 2014. The US and UK remained on their generally positive trajectory, with further improvements noted in labor markets and domestic demand. Towards the end of the year, US gross domestic product growth surpassed expectations, posting the highest level of growth in five years. Conversely, weakness in Continental Europe, the return of recessionary conditions in Japan, moderating growth in Australia and concerns over the growth path for China provided evidence of more challenging conditions. The deflationary impact from lower oil prices offered the US Federal Reserve (Fed) scope to suggest that the zero rate for Fed funds will continue for a longer period. US bond yields moved lower during the year. Additionally, more deliberate guidance from the European Central Bank regarding the prospects for quantitative easing in 2015 had the same effect on European bond yields.

    During the reporting period, the S&P 500 Index rose to new heights, delivering strong returns for broad equity markets. Volatility in the market was fairly low for the year, however, spiked in October and December given steep declines in crude oil prices and the resulting selloff in energy equities. The energy sector was the only sector to produce losses for the year. The telecommunications services, materials, consumer discretionary and industrials sectors were also market laggards, yet produced positive returns. Market leading sectors included the utilities, health care and IT sectors.

    On an absolute basis, the Fund experienced the greatest benefit from holdings in the following industries: semiconductors, biotechnology, communications equipment and technology hardware, storage and peripherals. Holdings in the software and wireless telecommunication services industries, however, detracted from Fund performance during the year.

    On a relative basis, the Fund outperformed its style-specific index primarily as a result of security selection decisions. Specifically, security selection was a contributor to performance in the following industries: semiconductors, communications equipment and technology hardware, storage and peripherals. The Fund also benefited from allocation in the biotechnology industry, which the style-specific benchmark lacked. Relative detractors from performance included security selection in the software and an out-of-index allocation in the wireless telecommunication services industries.

    Top contributors to absolute performance for the year were Apple and Facebook. Apple benefited from its recent product launch of the iPhone 6 and iPhone 6S, while Facebook benefited from increased mobile users and, correspondingly, increased mobile advertising revenues.

    Top detractors from absolute performance for the year were Sprint and Monitise. Sprint came under pressure as investor hopes for a strategic merger were put on hold and news of a pricing restructure threatened to impact near-term revenues. Monitise, a world leader in banking and money transactions with a mobile device, failed to meet its internal targets during the year, but made progress with strategic partnerships which could pave the way for potential future growth.

Portfolio Composition By sector
Information Technology	66.6%
Health Care	19.8
Consumer Discretionary	10.7
Telecommunication Services	1.1
Money Market Funds Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*
1. Apple Inc.	6.2%
2. Facebook Inc.-Class A	6.2
3. NXP Semiconductors N.V.	4.4
4. MasterCard, Inc.-Class A	4.3
5. salesforce.com, inc.	4.2
6. Micron Technology, Inc.	4.0
7. Celgene Corp.	3.8
8. DISH Network Corp.-Class A	3.6
9. Google Inc.-Class A	3.2
10. Amgen Inc.	2.9

Top Five Industries*
1. Semiconductors	15.7%
2. Internet Software & Services	14.6
3. Biotechnology	12.4
4. Data Processing & Outsourced Services	8.6
5. Communications Equipment	7.1

Total Net Assets	$109.3 million
Total Number of Holdings*	42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Technology Fund

    Please note that the Fund had a portfolio management change during the reporting period. Erik Voss was named lead portfolio manager and Janet Luby was named portfolio manager effective February 28, 2014. Fund changes during the year were primarily due to the portfolio manager change, as well as a desire to reduce the number of Fund holdings and expand the breadth of investments somewhat.

    Previously, the Fund held 65 to 70 individual stocks. However, we intend to reduce that number eventually to approximately 40 to 50 as opportunities arise. Additionally, the qualified universe expanded to include stocks in the areas of health care technology, telecommunications and consumer technology, which gives the Fund an opportunity to participate in a wider range of long-term secular themes that are poised to shape technology today and in the future. For example, recently added health care investments, particularly biotechnology stocks, have exposure to the increased pace of innovation in the health care sector. This acceleration has benefited from technology advancements such as the successful mapping of the human genome and life sciences/analytical tools innovation, which allows for faster and more targeted approaches to drug discovery and development.

    While the previous management team had a free cash flow valuation bias, we are taking a more holistic approach by using a variety of techniques to value stocks two to three years from now. We believe this will allow us to select market leaders that are best able to capitalize on the secular themes we have identified.

    We attempt to harness multi-year secular trends, which we believe may benefit long-term investors regardless of near-term economic strength. We see modest but resilient US growth, a more advanced recovery and competitive advantages for industrial development when compared to the rest of the world.

    Even with the market’s significant rise during the reporting period, at the close of the year, valuations appeared to be in line with previous market recovery cycles, and we believed investors were finally developing confidence in longer-term growth opportunities. Though we are optimistic that economic growth and investment in growth prospects appeared solid, we balanced the dynamic growth opportunities with exposure to more durable and defensive growth opportunities.

    At the close of the reporting period, we remained optimistic about IT spending in general, which is
40%1 reliant on US trends. We believed that business confidence was poised to improve with expanding hiring and increased investment. Companies with strong balance sheets started to invest in new disruptive technologies such as cloud, mobile, security and new data architectures, which we believed were likely to continue to drive spending. At the same time, many categories reached maturity and may be in low growth or declining revenue-harvest mode. Substitution, cord cutting and tech deflation represent risks to many of these companies. We’re focused on identifying what we believe are category leaders and companies poised to take market share.

    As always, we thank you for your continued investment in Invesco V.I. Technology Fund.

1	International Strategy & Investment

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Technology Fund.
He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Technology Fund.
She joined Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (5/20/97)	5.02%
10 Years	6.58
5 Years	12.24
1 Year	11.05

Series II Shares
Inception (4/30/04)	7.00%
10 Years	6.32
5 Years	11.97
1 Year	10.82

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.17% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

    Technology sector risk. The Fund will concentrate its investments in the securities of issuers primarily engaged in technology-related industries. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Bank of America Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

    The Lipper VUF Science and Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science and Technology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.21%
Application Software–6.12%
Monitise PLC (United Kingdom)(b)(c)	3,497,707	$1,359,737
salesforce.com, inc.(b)	77,317	4,585,671
Splunk Inc.(b)	12,713	749,431
		6,694,839

Biotechnology–12.43%
Alkermes PLC(b)	49,298	2,886,891
Amgen Inc.	19,986	3,183,570
Biogen Idec Inc.(b)	5,057	1,716,599
Celgene Corp.(b)	36,804	4,116,895
Gilead Sciences, Inc.(b)	17,906	1,687,819
		13,591,774

Cable & Satellite–5.23%
DISH Network Corp.–Class A(b)	53,673	3,912,225
Time Warner Cable Inc.	11,893	1,808,450
		5,720,675

Communications Equipment–7.13%
F5 Networks, Inc.(b)	17,800	2,322,277
Palo Alto Networks, Inc.(b)	21,207	2,599,342
QUALCOMM, Inc.	38,650	2,872,855
		7,794,474

Consumer Electronics–2.11%
Harman International Industries, Inc.	21,638	2,308,991

Data Processing & Outsourced Services–8.60%
Alliance Data Systems Corp.(b)	9,582	2,740,931
MasterCard, Inc.–Class A	54,051	4,657,034
Visa Inc.–Class A	7,629	2,000,324
		9,398,289

Home Entertainment Software–0.87%
Activision Blizzard, Inc.	47,368	954,465

Internet Retail–3.38%
Amazon.com, Inc.(b)	5,132	1,592,716
Priceline Group Inc. (The)(b)	1,841	2,099,127
		3,691,843

Internet Software & Services–14.57%
Alibaba Group Holding Ltd.–ADR (China)(b)	20,689	2,150,415
Facebook Inc.–Class A(b)	86,398	6,740,772
Google Inc.–Class A(b)	6,608	3,506,601
Google Inc.–Class C(b)	4,101	2,158,767
Yelp Inc.(b)	25,010	1,368,797
		15,925,352

Life Sciences Tools & Services–1.82%
Thermo Fisher Scientific, Inc.	15,881	1,989,730

	Shares	Value
Pharmaceuticals–5.55%
AbbVie Inc.	21,236	$1,389,684
Actavis PLC(b)	10,488	2,699,716
Bristol-Myers Squibb Co.	33,548	1,980,338
		6,069,738

Semiconductor Equipment–1.54%
Applied Materials, Inc.	67,375	1,678,985

Semiconductors–15.73%
ARM Holdings PLC–ADR (United Kingdom)	11,732	543,192
Avago Technologies Ltd. (Singapore)	29,548	2,972,233
Micron Technology, Inc.(b)	124,810	4,369,598
NXP Semiconductors N.V. (Netherlands)(b)	62,407	4,767,895
ON Semiconductor Corp.(b)	109,215	1,106,348
Skyworks Solutions, Inc.	29,916	2,175,192
Texas Instruments Inc.	23,638	1,263,806
		17,198,264

Systems Software–5.78%
Check Point Software Technologies Ltd. (Israel)(b)	13,899	1,092,044
ServiceNow, Inc.(b)	44,555	3,023,057
VMware, Inc.–Class A(b)	26,757	2,207,988
		6,323,089

Technology Hardware, Storage & Peripherals–6.21%
Apple Inc.	61,532	6,791,902

Wireless Telecommunication Services–1.14%
Sprint Corp.(b)	299,466	1,242,784
Total Common Stocks & Other Equity Interests (Cost $75,465,194)		107,375,194

Money Market Funds–1.97%
Liquid Assets Portfolio–Institutional Class(d)	1,078,808	1,078,808
Premier Portfolio–Institutional Class(d)	1,078,808	1,078,808
Total Money Market Funds (Cost $2,157,616)		2,157,616
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.18% (Cost $77,622,810)		109,532,810

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.08%
Liquid Assets Portfolio–Institutional Class (Cost $1,180,476)(d)(e)	1,180,476	1,180,476
TOTAL INVESTMENTS–101.26% (Cost $78,803,286)		110,713,286
OTHER ASSETS LESS LIABILITIES–(1.26)%		(1,382,078)
NET ASSETS–100.00%		$109,331,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$1,032,515	$(1,032,515)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $75,465,194)*	$107,375,194
Investments in affiliated money market funds, at value and cost	3,338,092
Total investments, at value (Cost $78,803,286)	110,713,286
Foreign currencies, at value (Cost $1,495)	1,474
Receivable for:
Fund shares sold	12,000
Dividends	14,877
Investment for trustee deferred compensation and retirement plans	65,801
Total assets	110,807,438

Liabilities:
Payable for:
Fund shares reacquired	119,203
Collateral upon return of securities loaned	1,180,476
Accrued fees to affiliates	72,235
Accrued trustees’ and officers’ fees and benefits	445
Accrued other operating expenses	32,415
Trustee deferred compensation and retirement plans	71,456
Total liabilities	1,476,230
Net assets applicable to shares outstanding	$109,331,208

Net assets consist of:
Shares of beneficial interest	$66,421,533
Undistributed net investment income (loss)	(65,409)
Undistributed net realized gain	11,065,105
Net unrealized appreciation	31,909,979
$109,331,208

Net Assets:
Series I	$104,556,295
Series II	$4,774,913

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	5,293,777
Series II	249,650
Series I:
Net asset value per share	$19.75
Series II:
Net asset value per share	$19.13

*	At December 31, 2014, securities with an aggregate value of $1,032,515 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $1,217)	$515,536
Dividends from affiliated money market funds (includes securities lending income of $23,521)	24,372
Total investment income	539,908

Expenses:
Advisory fees	800,864
Administrative services fees	312,289
Custodian fees	12,254
Distribution fees — Series II	9,633
Transfer agent fees	29,515
Trustees’ and officers’ fees and benefits	24,563
Other	57,929
Total expenses	1,247,047
Less: Fees waived	(3,071)
Net expenses	1,243,976
Net investment income (loss)	(704,068)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities:
Investment securities (includes net gains from securities sold to affiliates of $22,336)	9,615,530
Foreign currencies	(4,027)
9,611,503
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,192,851
Foreign currencies	(21)
2,192,830
Net realized and unrealized gain	11,804,333
Net increase in net assets resulting from operations	$11,100,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(704,068)	$(401,721)
Net realized gain	9,611,503	9,373,941
Change in net unrealized appreciation	2,192,830	13,198,790
Net increase in net assets resulting from operations	11,100,265	22,171,010

Distributions to shareholders from net realized gains:
Series l	(8,529,977)	(7,820,860)
Series ll	(353,110)	(230,772)
Total distributions from net realized gains	(8,883,087)	(8,051,632)

Share transactions–net:
Series l	(755,417)	(5,971,175)
Series ll	1,518,646	713,763
Net increase (decrease) in net assets resulting from share transactions	763,229	(5,257,412)
Net increase in net assets	2,980,407	8,861,966

Net assets:
Beginning of year	106,350,801	97,488,835
End of year (includes undistributed net investment income (loss) of $(65,409) and $2,102,537, respectively)	$109,331,208	$106,350,801

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Technology Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Technology Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

Invesco V.I. Technology Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $3,071.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $262,289 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $3,972 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Technology Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$109,353,549	$1,359,737	$—	$110,713,286

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2014, the Fund engaged in securities sales of $966,941, which resulted in net realized gains of $22,336.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$364,534	$—
Long-term capital gain	8,518,553	8,051,632
Total distributions	$8,883,087	$8,051,632

Invesco V.I. Technology Fund

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$42,785
Undistributed long-term gain	11,189,757
Net unrealized appreciation — investments	31,742,563
Net unrealized appreciation (depreciation) — other investments	(21)
Temporary book/tax differences	(65,409)
Shares of beneficial interest	66,421,533
Total net assets	$109,331,208

The difference between book-basis and tax-basis unrealized appreciation is (depreciation) due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $80,836,344 and $90,085,079, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,476,874
Aggregate unrealized (depreciation) of investment securities	(3,734,311)
Net unrealized appreciation of investment securities	$31,742,563

Cost of investments for tax purposes is $78,970,723.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and net operating losses, on December 31, 2014, undistributed net investment income (loss) was decreased by $1,463,878 and undistributed net realized gain was increased by $1,463,878. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Technology Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	661,326	$13,151,750	448,059	$8,062,294
Series II	100,308	1,917,074	51,711	908,329

Issued as reinvestment of dividends:
Series I	450,844	8,529,977	434,492	7,820,860
Series II	19,264	353,110	13,157	230,772

Reacquired:
Series I	(1,131,140)	(22,437,144)	(1,221,518)	(21,854,329)
Series II	(39,211)	(751,538)	(23,922)	(425,338)
Net increase (decrease) in share activity	61,391	$763,229	(298,021)	$(5,257,412)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$19.42	$(0.13)	$2.20	$2.07	$—	$(1.74)	$(1.74)	$19.75	11.05%	$104,556	1.16	%(d)	1.16	%(d)	(0.65	)%(d)	77%
Year ended 12/31/13	16.87	(0.07)	4.19	4.12	—	(1.57)	(1.57)	19.42	25.14	103,151	1.17		1.17		(0.40)		45
Year ended 12/31/12	15.16	(0.07)	1.78	1.71	—	—	—	16.87	11.28	95,371	1.16		1.16		(0.42)		42
Year ended 12/31/11	16.00	(0.10)	(0.71)	(0.81)	(0.03)	—	(0.03)	15.16	(5.05)	100,579	1.12		1.12		(0.62)		41
Year ended 12/31/10	13.19	0.02	2.79	2.81	—	—	—	16.00	21.30	128,304	1.14		1.14		0.18		43
Series II
Year ended 12/31/14	18.90	(0.17)	2.14	1.97	—	(1.74)	(1.74)	19.13	10.82	4,775	1.41	(d)	1.41	(d)	(0.90	)(d)	77
Year ended 12/31/13	16.50	(0.12)	4.09	3.97	—	(1.57)	(1.57)	18.90	24.79	3,200	1.42		1.42		(0.65)		45
Year ended 12/31/12	14.86	(0.11)	1.75	1.64	—	—	—	16.50	11.04	2,118	1.41		1.41		(0.67)		42
Year ended 12/31/11	15.71	(0.14)	(0.70)	(0.84)	(0.01)	—	(0.01)	14.86	(5.32)	1,613	1.37		1.37		(0.87)		41
Year ended 12/31/10	12.98	(0.01)	2.74	2.73	—	—	—	15.71	21.03	1,198	1.39		1.39		(0.07)		43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $102,929 and $3,853 for Series I and Series II shares, respectively.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and

Shareholders of Invesco V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,044.90	$5.98	$1,019.36	$5.90	1.16%
Series II	1,000.00	1,043.70	7.26	1,018.10	7.17	1.41

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,518,553
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2014

Invesco V.I. Value Opportunities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at
invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIVOPP-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2014, Invesco V.I. Value Opportunities Fund underperformed its style-specific benchmark, the Russell 3000 Value Index. Stock selection in the energy sector, combined with overweight exposure to the energy sector, detracted the most from the Fund’s relative performance. Alternatively, the Fund’s relative performance benefited from stock selection in the information technology (IT) and consumer discretionary sectors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/13 to 12/31/14, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.62%
Series II Shares	6.39
S&P 500 Index‚ (Broad Market Index)	13.69
Russell 3000 Value Index‚ (Style-Specific Index)	12.70
Lipper VUF Multi-Cap Value Funds Index ¢ (Peer Group Index)	12.16

Source(s): ‚FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

Slow and steady improvement in the US economy and historically low interest rates led the US equity market higher during the year ended December 31, 2014. As the US economy continued along a slow growth path, the US Federal Reserve reduced its asset purchase program throughout 2014, finally ending all purchases in October. In the early months of 2014, the stock market turned volatile, pulling back as investors began to worry that stocks may have risen too far, too fast in 2013. Unusually cold winter weather also impacted consumers, but only briefly. Relatively quickly, corporate earnings bounced back and remained generally strong through the rest of the year. Stocks rallied through the summer despite political upheaval in Ukraine and signs of economic sluggishness in China.

    As investors wrestled with evidence that US growth appeared to be on stronger footing than the rest of the world, in mid-September the price of oil began a sharp decline, along with US equities. Despite the unknown economic impact of significantly lower oil prices for an extended period, the US equity market stabilized and recovered, ending the year in positive territory.

    During the year, we continued to try to capitalize on market inefficiencies by investing in companies that appeared undervalued relative to the market in general. We focused on what we believe are the four key drivers to finding attractive stocks:

■	Valuation – We used different measures of valuation for different sectors.

We used more stable measures of value such as price/book, price/cash flow and price/sales in more cyclical parts of the market. We used more cash flow- and earnings-based measures in more growth-oriented parts of the market.

■	Fundamentals – We rigorously analyzed the fundamentals and risks of a company and its industry.

■	Accounting – We focused on the quality of a company’s accounting including all four financial statements (balance sheet, income statement, statement of cash flows and statement of changes in financial position).
■	Psychology – We believe that psychology is one reason that companies become undervalued.

    Ultimately, we believe that the market will recognize the value in these companies and we will sell them as their stock price begins to reflect their intrinsic value.

    The Fund’s investments in the financials sector contributed the most to the Fund’s absolute return during the year. Wells Fargo and Allstate were among the Fund’s top performers. One of the items benefiting Wells Fargo was the improved housing market. An improving housing market lowered Wells Fargo’s credit costs and expenses (such as expenses for foreclosed houses). An increase in short-term interest rates may also benefit the company’s earnings. Additionally, Wells Fargo may benefit when loan demand picks up from relatively low current levels.

    Stock selection in the IT sector also contributed to absolute Fund returns and helped performance versus the Russell 3000 Value Index. Hewlett-Packard was a strong contributor as the stock posted a double-digit return. The company’s relatively new chief executive officer, Meg Whitman, has gradually been improving the company’s operations in several important areas.

    Strong stock selection in the consumer discretionary sector also helped our relative results. Department store chain Macy’s performed particularly well as the company continued to focus on localization, omni-channel selling and training. In addition, Macy’s continued to reduce its expenses during the year.

Portfolio Composition
By sector

Financials	39.9%
Energy	14.3
Information Technology	11.6
Consumer Discretionary	10.4
Health Care	8.9
Industrials	4.9
Consumer Staples	2.9
Materials	2.3
Telecommunication Services	1.7
Money Market Funds Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*
1. JPMorgan Chase & Co.	7.4%
2. Wells Fargo & Co.	5.1
3. Royal Dutch Shell PLC- Class A-ADR	4.0
4. Citigroup Inc.	3.7
5. Chevron Corp.	3.3
6. Omnicom Group Inc.	3.1
7. Bank of America Corp.	2.9
8. Anthem, Inc.	2.8
9. Unum Group	2.7
10. Synchrony Financial	2.4

Top Five Industries*
1. Diversified Banks	22.0%
2. Integrated Oil & Gas	12.4
3. Life & Health Insurance	6.4
4. Pharmaceuticals	4.8
5. Investment Banking & Brokerage	4.2

Total Net Assets	$191.1 million
Total Number of Holdings*	49

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Value Opportunities Fund

    Unfavorable stock selection in, and overweight exposure to, the energy sector was the largest detractor from relative Fund performance. Weaker commodity prices were a primary cause of the sector’s negative returns. Weak commodity prices hurt several Fund holdings, including coal mining company Peabody Energy, integrated oil and gas company Petrobras Petroleo Brasilerio and offshore driller Noble. Peabody underperformed as an oversupply of metallurgical coal impacted the company’s earnings. However, we see the metallurgical coal oversupply situation improving over the next several years. Besides industry concerns, Petrobras Petroleo Brasileiro was impacted by a bribery scandal that in our opinion excessively hurt its stock price. Noble was impacted by oversupply in the offshore rig market. We believe these companies are trading at very attractive valuations.

    Underweight exposure to the utilities sector also hurt relative Fund performance as the sector was one of the best-performing sectors during the year. We avoided utilities altogether because we believed they remain very expensive. Over the past 40 years, utilities have rarely been as expensive relative to the S&P 500 as they were in 2014.

    The US economy exhibited signs of improvement during the year. Economic weakness in China and geopolitical tensions remained risks. Although we analyze macro factors, our focus is on bottom-up stock selection. We invest in companies based on their individual risk and return potential, as driven by their fundamentals and valuation.

    As value managers, we point to the very attractive valuations that characterize many holdings in the portfolio. We believe low earnings expectations, combined with very attractive valuations, could potentially provide downside protection in a volatile equity market.

    Thank you for your investment in Invesco V.I. Value Opportunities Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Leder Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Value
Opportunities Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Yogi Kak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Value Opportunities Fund.
He joined Invesco in 2011. Mr. Kak earned a Bachelor of Technology degree in electrical engineering from the Institute of Technology, Banares Hindu University and an MBA from Tulane University.

Invesco V.I. Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/04

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/14

Series I Shares
Inception (9/10/01)	4.51%
10 Years	4.25
5 Years	11.80
1 Year	6.62

Series II Shares
Inception (9/10/01)	4.25%
10 Years	3.98
5 Years	11.50
1 Year	6.39

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Invesco V.I. Value Opportunities Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Initial public offerings risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Invesco V.I. Value Opportunities Fund

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

December 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–96.88%
Advertising–3.13%
Omnicom Group Inc.	77,065	$5,970,226

Air Freight & Logistics–1.83%
UTi Worldwide, Inc.(b)	289,742	3,497,186

Application Software–1.47%
Synopsys, Inc.(b)	64,537	2,805,423

Automobile Manufacturers–1.46%
Nissan Motor Co., Ltd. (Japan)(c)	321,200	2,798,197

Cable & Satellite–2.18%
Time Warner Cable Inc.	27,450	4,174,047

Coal & Consumable Fuels–0.86%
Peabody Energy Corp.(c)	212,688	1,646,205

Communications Equipment–1.70%
Cisco Systems, Inc.	116,651	3,244,648

Consumer Finance–2.44%
Synchrony Financial(b)	156,917	4,668,281

Department Stores–2.12%
Macy’s, Inc.	61,497	4,043,428

Diversified Banks–21.97%
Bank of America Corp.	305,808	5,470,905
Citigroup Inc.	129,572	7,011,141
Comerica Inc.	54,162	2,536,948
JPMorgan Chase & Co.	225,739	14,126,746
U.S. Bancorp	67,206	3,020,910
Wells Fargo & Co.	179,052	9,815,631
		41,982,281

Diversified Metals & Mining–1.13%
Teck Resources Ltd.–Class B (Canada)	158,453	2,161,299

Electronic Components–1.42%
Corning Inc.	118,229	2,710,991

Food Retail–1.41%
Kroger Co. (The)	41,983	2,695,728

General Merchandise Stores–1.53%
Target Corp.	38,612	2,931,037

Household Products–1.43%
Procter & Gamble Co. (The)	30,081	2,740,078

Industrial Conglomerates–2.11%
General Electric Co.	159,460	4,029,554

Integrated Oil & Gas–12.42%
Chevron Corp.	56,255	6,310,686
Exxon Mobil Corp.	26,419	2,442,436

	Shares	Value
Integrated Oil & Gas–(continued)
Petroleo Brasileiro S.A.–ADR (Brazil)	424,616	$3,099,697
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	113,217	7,579,878
Total S.A.–ADR (France)	84,134	4,307,661
		23,740,358

Integrated Telecommunication Services–1.03%
Verizon Communications Inc.	41,992	1,964,386

Internet Software & Services–1.27%
Google Inc.–Class C (b)	4,600	2,421,440

Investment Banking & Brokerage–4.24%
Goldman Sachs Group, Inc. (The)	18,466	3,579,265
Morgan Stanley	116,422	4,517,173
		8,096,438

Life & Health Insurance–6.40%
Aflac, Inc.	45,998	2,810,018
MetLife, Inc.	78,673	4,255,423
Unum Group	148,223	5,170,018
		12,235,459

Managed Health Care–4.03%
Anthem, Inc.	41,852	5,259,541
UnitedHealth Group Inc.	24,088	2,435,056
		7,694,597

Marine–0.98%
Diana Shipping Inc. (Greece)(b)	279,533	1,875,666

Oil & Gas Drilling–1.03%
Noble Corp. PLC	119,043	1,972,543

Pharmaceuticals–4.83%
Bristol-Myers Squibb Co.	50,677	2,991,463
Novartis AG (Switzerland)	39,966	3,675,942
Pfizer Inc.	81,919	2,551,777
		9,219,182

Property & Casualty Insurance–2.59%
Allied World Assurance Co. Holdings AG	41,535	1,575,007
Allstate Corp. (The)	47,892	3,364,413
		4,939,420

Regional Banks–2.24%
Investors Bancorp, Inc.	156,263	1,754,052
Zions Bancorp.	88,237	2,515,637
		4,269,689

Steel–1.20%
POSCO–ADR (South Korea)	36,007	2,297,607

Systems Software–2.32%
Oracle Corp.	98,392	4,424,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

	Shares	Value
Technology Distributors–1.89%
CDW Corp.	102,793	$3,615,230

Technology Hardware, Storage & Peripherals–1.55%
Hewlett-Packard Co.	73,935	2,967,012

Wireless Telecommunication Services–0.67%
Vodafone Group PLC–ADR (United Kingdom)	37,518	1,281,990
Total Common Stocks & Other Equity Interests (Cost $129,428,501)		185,114,314

Money Market Funds–3.05%
Liquid Assets Portfolio–Institutional Class(d)	2,915,166	2,915,166
Premier Portfolio–Institutional Class(d)	2,915,166	2,915,166
Total Money Market Funds (Cost $5,830,332)		5,830,332
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.93% (Cost $135,258,833)		190,944,646

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.83%
Liquid Assets Portfolio–Institutional Class (Cost $3,502,936)(d)(e)	3,502,936	$3,502,936
TOTAL INVESTMENTS–101.76% (Cost $138,761,769)		194,447,582
OTHER ASSETS LESS LIABILITIES–(1.76)%		(3,365,218)
NET ASSETS–100.00%		$191,082,364

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$3,357,342	$(3,357,342)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

December 31, 2014

Statement of Operations

For the year ended December 31, 2014

Assets:
Investments, at value (Cost $129,428,501)*	$185,114,314
Investments in affiliated money market funds, at value and cost	9,333,268
Total investments, at value (Cost $138,761,769)	194,447,582
Foreign currencies, at value (Cost $91)	89
Receivable for:
Investments sold	145,116
Fund shares sold	1,904
Dividends	420,868
Investment for trustee deferred compensation and retirement plans	106,354
Total assets	195,121,913

Liabilities:
Payable for:
Investments purchased	60,440
Fund shares reacquired	144,721
Collateral upon return of securities loaned	3,502,936
Accrued fees to affiliates	180,677
Accrued trustees’ and officers’ fees and benefits	504
Accrued other operating expenses	28,994
Trustee deferred compensation and retirement plans	121,277
Total liabilities	4,039,549
Net assets applicable to shares outstanding	$191,082,364

Net assets consist of:
Shares of beneficial interest	$121,876,835
Undistributed net investment income	3,550,308
Undistributed net realized gain	9,973,190
Net unrealized appreciation	55,682,031
$191,082,364

Net Assets:
Series I	$110,865,152
Series II	$80,217,212

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	11,269,119
Series II	8,194,943
Series I:
Net asset value per share	$9.84
Series II:
Net asset value per share	$9.79

*	At December 31, 2014, securities with an aggregate value of $3,357,342 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $191,004)	$6,291,160
Dividends from affiliated money market funds (includes securities lending income of $31,116)	34,233
Total investment income	6,325,393

Expenses:
Advisory fees	1,517,467
Administrative services fees	595,104
Custodian fees	12,996
Distribution fees — Series II	246,548
Transfer agent fees	35,833
Trustees’ and officers’ fees and benefits	28,089
Other	74,207
Total expenses	2,510,244
Less: Fees waived	(11,705)
Net expenses	2,498,539
Net investment income	3,826,854

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	26,898,380
Foreign currencies	(7,116)
26,891,264
Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,249,545)
Foreign currencies	(4,294)
(17,253,839)
Net realized and unrealized gain	9,637,425
Net increase in net assets resulting from operations	$13,464,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$3,826,854	$2,649,408
Net realized gain	26,891,264	33,012,564
Change in net unrealized appreciation (depreciation)	(17,253,839)	31,741,901
Net increase in net assets resulting from operations	13,464,279	67,403,873

Distributions to shareholders from net investment income:
Series I	(1,634,027)	(1,827,315)
Series ll	(1,170,784)	(1,176,208)
Total distributions from net investment income	(2,804,811)	(3,003,523)

Share transactions–net:
Series l	(25,128,840)	(36,568,590)
Series ll	(28,394,119)	(22,283,095)
Net increase (decrease) in net assets resulting from share transactions	(53,522,959)	(58,851,685)
Net increase (decrease) in net assets	(42,863,491)	5,548,665

Net assets:
Beginning of year	233,945,855	228,397,190
End of year (includes undistributed net investment income of $3,550,308 and $2,507,521, respectively)	$191,082,364	$233,945,855

Notes to Financial Statements

December 31, 2014

NOTE 1—Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Value Opportunities Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Value Opportunities Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Value Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended December 31, 2014, the effective advisory fees incurred by the Fund was 0.695%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2014, the Adviser waived advisory fees of $11,705.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2014, Invesco was paid $55,218 for accounting and fund administrative services and reimbursed $539,886 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2014, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2014, the Fund incurred $1,245 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

Invesco V.I. Value Opportunities Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$187,973,443	$6,474,139	$—	$194,447,582

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2014 and 2013:

	2014	2013
Ordinary income	$2,804,811	$3,003,523

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$3,665,855
Undistributed long-term gain	11,922,441
Net unrealized appreciation — investments	53,736,562
Net unrealized appreciation (depreciation) — other investments	(3,782)
Temporary book/tax differences	(115,547)
Shares of beneficial interest	121,876,835
Total net assets	$191,082,364

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Value Opportunities Fund

The Fund utilized $15,781,667 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2014.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2014 was $31,135,519 and $80,773,161, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$64,864,743
Aggregate unrealized (depreciation) of investment securities	(11,128,181)
Net unrealized appreciation of investment securities	$53,736,562

Cost of investments for tax purposes is $140,711,020.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on December 31, 2014, undistributed net investment income was increased by $20,744, undistributed net realized gain was decreased by $20,744. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Series I	424,414	$4,064,543	556,711	$4,628,953
Series II	1,022,954	9,705,160	655,770	5,483,500

Issued as reinvestment of dividends:
Series I	168,630	1,634,027	214,474	1,827,315
Series II	121,325	1,170,784	138,704	1,176,208

Reacquired:
Series I	(3,227,074)	(30,827,410)	(5,220,012)	(43,024,858)
Series II	(4,093,539)	(39,270,063)	(3,515,746)	(28,942,803)
Net increase (decrease) in share activity	(5,583,290)	$(53,522,959)	(7,170,099)	$(58,851,685)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Value Opportunities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/14	$9.36	$0.18	(d)	$0.44	$0.62	$(0.14)	$9.84	6.62%	$110,865	1.03	%(e)	1.04	%(e)	1.87	%(d)(e)	15%
Year ended 12/31/13	7.10	0.10		2.28	2.38	(0.12)	9.36	33.75	130,146	1.01		1.02		1.24		17
Year ended 12/31/12	6.12	0.09		0.99	1.08	(0.10)	7.10	17.70	130,383	1.01		1.02		1.37		9
Year ended 12/31/11	6.38	0.08		(0.28)	(0.20)	(0.06)	6.12	(3.05)	135,644	1.00		1.00		1.28		15
Year ended 12/31/10	5.98	0.04		0.40	0.44	(0.04)	6.38	7.35	181,515	1.00		1.00		0.65		86
Series II
Year ended 12/31/14	9.31	0.15	(d)	0.44	0.59	(0.11)	9.79	6.39	80,217	1.28	(e)	1.29	(e)	1.62	(d)(e)	15
Year ended 12/31/13	7.07	0.08		2.26	2.34	(0.10)	9.31	33.27	103,800	1.26		1.27		0.99		17
Year ended 12/31/12	6.08	0.07		1.00	1.07	(0.08)	7.07	17.66	98,014	1.26		1.27		1.12		9
Year ended 12/31/11	6.34	0.06		(0.28)	(0.22)	(0.04)	6.08	(3.39)	103,538	1.25		1.25		1.03		15
Year ended 12/31/10	5.95	0.02		0.39	0.41	(0.02)	6.34	6.94	132,298	1.25		1.25		0.40		86

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net Investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net Investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.12 and 1.23% and $0.09 and 0.98% for Series I and Series II, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $119,722 and $98,619 for Series I and Series II shares, respectively.

Invesco V.I. Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Value Opportunities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 13, 2015

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/14)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,013.20	$5.13	$1,020.11	$5.14	1.01%
Series II	1,000.00	1,011.70	6.39	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2014 through December 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2014:

Federal and State Income Tax
Corporate Dividends Received Deduction*	99.19%
U.S. Treasury Obligations	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2004	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust , PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Value Opportunities Fund

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$553,850	N/A	$519,200	N/A
Audit-Related Fees(2)	$0	0%	$5,162	0%
Tax Fees(3)	$124,650	0%	$177,795	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$678,500	0%	$702,156	0%

(g) PWC billed the Registrant aggregate non-audit fees of $124,650 for the fiscal year ended 2014, and $182,957 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end December 31, 2013 includes fees billed for agreed upon procedures related to regulatory filings.
(3)	Tax fees for the fiscal year end December 31, 2014 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2013 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,009,694 for the fiscal year ended 2014, and $1,645,309 for the fiscal year ended 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	February 27, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	February 27, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	February 27, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.